RATE SHEET SUPPLEMENT
Transamerica Structured Index Advantage® Income Annuity
Issued by Transamerica Life Insurance Company
Rate Sheet Supplement Dated May 6, 2026
to the Prospectus and Initial Summary Prospectus Dated May 6, 2026
This Rate Sheet Supplement (or this “supplement”) applies to the Transamerica Structured Index Advantage® Income Annuity (the “Policy”). Certain terms used in this supplement have special meanings. If a special term is not defined in this supplement, it has the meaning given to it in the Policy’s prospectus. If you would like another copy of a Rate Sheet Supplement, or the prospectus or summary prospectus for the Policy, please call us at (800) 525-6205 or visit our website at www.transamerica.com. These materials are also available on the Securities and Exchange Commission’s EDGAR system at www.sec.gov (SEC File No. 333-291187).
The Policy is issued with a benefit rider referred to as the “Income Advantage Rider.” The Income Advantage Rider for your Policy will include the terms of your Guaranteed Lifetime Withdrawal Benefit (including the optional step-up benefit, if elected). You must select either a single life or joint life payment option for the GLWB. The Income Advantage Rider will also include the terms of the optional Additional Death Benefit, if elected. The optional step-up benefit for the GLWB and the Additional Death Benefit may be elected for additional ongoing charges.
We are issuing this Rate Sheet Supplement to provide terms applicable to new Income Advantage Riders, including:
  For the Guaranteed Lifetime Withdrawal Benefit (or GLWB): Issue Age restrictions, Minimum Benefit Age, Guaranteed Lifetime Withdrawal Rider Fee Percentage (for the optional step-up benefit), and Withdrawal Percentages. Available terms may differ depending on whether you choose a single or joint life payment option, and whether you select the optional step-up benefit.
  For the optional Additional Death Benefit: Issue Age restrictions, Additional Death Benefit Factor, and Additional Death Benefit Fee Percentages.
The effective date of this Rate Sheet Supplement is May 6, 2026. As of its effective date, this Rate Sheet Supplement supersedes any prior Rate Sheet Supplement. This Rate Sheet Supplement will remain in effect until it is superseded upon the effective date of a new Rate Sheet Supplement. A new Rate Sheet Supplement will be made available at least 10 Business Days prior to its effective date.
In order to receive the terms disclosed in this supplement, please note the following:
  For new Policies, this supplement must be in effect on the date that your Policy application is signed (the “application date”). In addition, we must receive your completed application no later than 7 calendar days after the application date, and the Policy must be fully funded no later than 60 calendar days after the application date. If these conditions are not met, your application will be considered not in good order and additional paperwork may be required to issue the Policy with the applicable terms in effect at that time.
  For existing Policies that are eligible for a Rider Reset, if you wish to exercise a Rider Reset, we must receive your Rider Reset request in good order while this supplement is in effect. If your Rider Reset request is received in good order after this supplement is no longer in effect, you will receive the terms reflected in the Rate Sheet Supplement in effect at that time.

The terms applicable to your Income Advantage Rider will not change for the life of your rider, except as follows:
  If you elect the optional step-up benefit for the GLWB, your Guaranteed Lifetime Withdrawal Rider Fee Percentage will be subject to change if a step-up occurs after the third (3rd) Rider Year. In such circumstances, your Guaranteed Lifetime Withdrawal Rider Fee Percentage may be increased up to the maximum charge of 2.50%. You may reject a charge increase by providing notice to us in good order within 30 days following the Income Declaration Date, but you will forfeit the step-up and you will continue to pay fees based on the original Guaranteed Lifetime Withdrawal Rider Fee Percentage.
  If you choose to exercise a Rider Reset, which is available following the sixth (6th) Rider Anniversary and every Rider Anniversary thereafter subject to Issue Age restrictions, your new Income Advantage Rider will be subject to the terms that we are offering on the date that we receive your Rider Reset request in good order. Please note:
    Your Income Advantage Rider elections cannot be changed as part of a Rider Reset.
    Upon exercising a Rider Reset, the terms of the Guaranteed Lifetime Withdrawal Benefit, the optional step-up benefit (if originally elected), and the Additional Death Benefit (if originally elected) will be reset.
    You will not be eligible for a Rider Reset unless all applicable Issue Age restrictions are satisfied.
    We must receive your Rider Reset request in good order within thirty (30) days following a Rider Anniversary on which you are eligible for a Rider Reset.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY
The following completes the “Are There Ongoing Fees and Expenses?” row under “Fees, Expenses, and Adjustments.”

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Prospectus
Are There Ongoing Fees and Expenses?
Yes.
There is an implicit ongoing fee on the Index Account Options to the extent that your participation in Index gains is limited by either a Cap Rate, Participation Rate, or an Edge Rate or Edge+ Rate.  This means that your returns may be lower than the Index’s returns. In exchange for accepting a limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.
The table below describes the fees and expenses that you may pay each year, depending on the Allocation Accounts and optional benefits you choose. Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.
FEE TABLE EXPENSES AND ADJUSTMENTS APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY
	Annual Fee	Minimum	Maximum
	Base Contract	0.00%[1]	3.25%[2,3]
	Optional benefits available for an additional charge (for a single optional benefit, elected)	0.50%[4]	1.45%[5]
1)       Reflects the base GLWB (no optional step-up benefit). Also reflects the current annual service charge ($0 or 0%).
2)       Reflects the annualized fee percentage if you invest in an Index Account Option with a Growth Opportunity Type designated as “Credit Advantage.” The annualized fee is 1.25% (as a percentage of Policy Value allocated to that Index Account Option on the first day of   either (i) a new Crediting Period or (ii) the remaining Crediting Period after exercise of Early-Re-Entry). The Credit Advantage Fee is assessed at the end of the Crediting Period after the Index Credit. However, a portion of the Credit Advantage Fee will be due if taking a partial withdrawal of the Index Account Value before the end of the Crediting Period. Furthermore, if taking a full withdrawal of the Index Account Value before the end of the Crediting Period or exercising Performance Lock, the entire Credit Advantage Fee becomes due. (For example, if you select a 6-year Crediting Period, the total Credit Advantage Fee for that Crediting Period would be 7.50% (i.e., 1.25% x 6). If you were to take a full withdrawal of the Index Account Option Value or exercise Performance Lock after 1 year, you would still pay the full 7.50%.)
3)       Reflects a 2.00% service charge. The maximum annual service charge is the lesser of $50 or 2.00% (as a percentage of your Policy Value as of your Policy Anniversary, before the deduction of any fees or charges).
4)       The fee for the optional GMDB rider (as a percentage of the GMDB Benefit Base), applicable to Issue Ages 71-80. There is no charge for the GMDB rider for Issue Ages 0-70.
5)       Reflects the Guaranteed Lifetime Withdrawal Rider Fee Percentage that we are currently charging for the GLWB’s optional step-up benefit (as a percentage of the Withdrawal Base or Policy Value, whichever is greater).
Because your Policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Policy, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Policy, which could add surrender charges and negative Interim Value adjustments that substantially increase costs.

Lowest Annual Cost	Highest Annual Cost
$0	$4,038
Assumes:
●Investment of $100,000 in an Index Account Option
●5% annual appreciation
●No Credit Advantage
●No Step-up benefit for GLWB
●No optional benefits
●GMDB rider (Issue Age 0-70)
●No sales charges
●No additional premium payments, transfers, or withdrawals
●0% Interim Value adjustments for interim fee deductions

Assumes:
●Investment of $100,000 in an Index Account Option
●5% annual appreciation
●Credit Advantage
●Step-up benefit for GLWB
●Additional Death Benefit
●GMDB rider (Issue Age 71-80)
●No sales charges
●No additional premium payments, transfers, or withdrawals
● 0% Interim Value adjustments for interim fee deductions

TERMS FOR THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT
Issue Ages
Minimum and maximum age of Annuitant (and Annuitant’s Spouse, for joint life) based on Attained Age as of the application date (or, for a Rider Reset, on the date that we receive the Rider Reset request).
Base GLWB		GLWB with Optional Step-Up Benefit
Single Life	Joint Life	Single Life	Joint Life
0-85	0-85	0-85	0-85

Minimum Benefit Age
The Income Declaration Date cannot be earlier than the Rider Anniversary after the Annuitant (or younger of the Annuitant or Annuitant’s spouse, for joint life) attains the Minimum Benefit Age.
Base GLWB		GLWB with Optional Step-Up Benefit
Single Life	Joint Life	Single Life	Joint Life
59	59	59	59

Guaranteed Lifetime Withdrawal Rider Fee Percentage
Used to calculate Guaranteed Lifetime Withdrawal Rider Fees if the optional step-up benefit is elected. As a percentage of the Withdrawal Base or Policy Value, whichever is greater.
GLWB with Optional Step-Up Benefit
Single Life	Joint Life
1.45%	1.55%

Withdrawal Percentages
The applicable Withdrawal Percentage will be determined on the Income Declaration Date based on the Rider Year and the Attained Age of the Annuitant (or younger of the Annuitant or Annuitant’s spouse, for joint life) on the Income Declaration Date.

Attained Age on Income Declaration Date	Base GLWB (Single Life)
	Rider Year
	1	2	3	4	5	6	7	8	9	10	11+
0 - 58	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
59	3.95%	4.20%	4.45%	4.65%	4.90%	4.90%	5.05%	5.20%	5.35%	5.50%	5.15%
60	4.05%	4.30%	4.55%	4.75%	5.00%	5.25%	5.15%	5.30%	5.45%	5.60%	5.75%
61	4.15%	4.45%	4.65%	4.85%	5.10%	5.35%	5.55%	5.40%	5.55%	5.70%	5.85%
62	4.25%	4.55%	4.85%	4.95%	5.20%	5.45%	5.65%	5.85%	5.65%	5.80%	5.95%
63	4.35%	4.65%	4.95%	5.20%	5.30%	5.55%	5.75%	5.95%	6.15%	5.90%	6.05%
64	4.45%	4.75%	5.05%	5.30%	5.60%	5.65%	5.85%	6.05%	6.25%	6.45%	6.15%
65	4.55%	4.85%	5.15%	5.40%	5.70%	6.00%	5.95%	6.15%	6.35%	6.55%	6.75%
66	4.65%	5.00%	5.25%	5.50%	5.80%	6.10%	6.35%	6.25%	6.45%	6.65%	6.85%
67	4.75%	5.10%	5.45%	5.60%	5.90%	6.20%	6.45%	6.70%	6.55%	6.75%	6.95%
68	4.85%	5.20%	5.55%	5.85%	6.00%	6.30%	6.55%	6.80%	7.05%	6.85%	7.05%
69	4.95%	5.30%	5.65%	5.95%	6.30%	6.40%	6.65%	6.90%	7.15%	7.40%	7.15%
70	5.05%	5.40%	5.75%	6.05%	6.40%	6.75%	6.75%	7.00%	7.25%	7.50%	7.75%
71	5.15%	5.55%	5.85%	6.15%	6.50%	6.85%	7.15%	7.10%	7.35%	7.60%	7.85%
72	5.25%	5.65%	6.05%	6.25%	6.60%	6.95%	7.25%	7.55%	7.45%	7.70%	7.95%
73	5.35%	5.75%	6.15%	6.50%	6.70%	7.05%	7.35%	7.65%	7.95%	7.80%	8.05%
74	5.45%	5.85%	6.25%	6.60%	7.00%	7.15%	7.45%	7.75%	8.05%	8.35%	8.15%
75	5.55%	5.95%	6.35%	6.70%	7.10%	7.50%	7.55%	7.85%	8.15%	8.45%	8.75%
76	5.65%	6.10%	6.45%	6.80%	7.20%	7.60%	7.95%	7.95%	8.25%	8.55%	8.85%
77	5.75%	6.20%	6.65%	6.90%	7.30%	7.70%	8.05%	8.40%	8.35%	8.65%	8.95%
78	5.85%	6.30%	6.75%	7.15%	7.40%	7.80%	8.15%	8.50%	8.85%	8.75%	9.05%
79	5.95%	6.40%	6.85%	7.25%	7.70%	7.90%	8.25%	8.60%	8.95%	9.30%	9.15%
80	6.05%	6.50%	6.95%	7.35%	7.80%	8.25%	8.35%	8.70%	9.05%	9.40%	9.75%
81	6.15%	6.65%	7.05%	7.45%	7.90%	8.35%	8.75%	8.80%	9.15%	9.50%	9.85%
82	6.25%	6.75%	7.25%	7.55%	8.00%	8.45%	8.85%	9.25%	9.25%	9.60%	9.95%
83	6.35%	6.85%	7.35%	7.80%	8.10%	8.55%	8.95%	9.35%	9.75%	9.70%	10.05%
84	6.45%	6.95%	7.45%	7.90%	8.40%	8.65%	9.05%	9.45%	9.85%	10.25%	10.15%
85	6.55%	7.05%	7.55%	8.00%	8.50%	9.00%	9.15%	9.55%	9.95%	10.35%	10.75%
86	6.55%	7.20%	7.65%	8.10%	8.60%	9.10%	9.55%	9.65%	10.05%	10.45%	10.85%
87	6.55%	7.20%	7.85%	8.20%	8.70%	9.20%	9.65%	10.10%	10.15%	10.55%	10.95%
88	6.55%	7.20%	7.85%	8.45%	8.80%	9.30%	9.75%	10.20%	10.65%	10.65%	11.05%
89	6.55%	7.20%	7.85%	8.45%	9.10%	9.40%	9.85%	10.30%	10.75%	11.20%	11.15%
90	6.55%	7.20%	7.85%	8.45%	9.10%	9.75%	9.95%	10.40%	10.85%	11.30%	11.75%
91	6.55%	7.20%	7.85%	8.45%	9.10%	9.75%	10.35%	10.50%	10.95%	11.40%	11.85%
92	6.55%	7.20%	7.85%	8.45%	9.10%	9.75%	10.35%	10.95%	11.05%	11.50%	11.95%
93	6.55%	7.20%	7.85%	8.45%	9.10%	9.75%	10.35%	10.95%	11.55%	11.60%	12.05%
94	6.55%	7.20%	7.85%	8.45%	9.10%	9.75%	10.35%	10.95%	11.55%	12.15%	12.15%
95+	6.55%	7.20%	7.85%	8.45%	9.10%	9.75%	10.35%	10.95%	11.55%	12.15%	12.75%

Attained Age on Income Declaration Date	Base GLWB (Joint Life)
	Rider Year
	1	2	3	4	5	6	7	8	9	10	11+
0 - 58	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
59	3.45%	3.70%	3.95%	4.15%	4.40%	4.40%	4.55%	4.70%	4.85%	5.00%	4.65%
60	3.55%	3.80%	4.05%	4.25%	4.50%	4.75%	4.65%	4.80%	4.95%	5.10%	5.25%
61	3.65%	3.95%	4.15%	4.35%	4.60%	4.85%	5.05%	4.90%	5.05%	5.20%	5.35%
62	3.75%	4.05%	4.35%	4.45%	4.70%	4.95%	5.15%	5.35%	5.15%	5.30%	5.45%
63	3.85%	4.15%	4.45%	4.70%	4.80%	5.05%	5.25%	5.45%	5.65%	5.40%	5.55%
64	3.95%	4.25%	4.55%	4.80%	5.10%	5.15%	5.35%	5.55%	5.75%	5.95%	5.65%
65	4.05%	4.35%	4.65%	4.90%	5.20%	5.50%	5.45%	5.65%	5.85%	6.05%	6.25%
66	4.15%	4.50%	4.75%	5.00%	5.30%	5.60%	5.85%	5.75%	5.95%	6.15%	6.35%
67	4.25%	4.60%	4.95%	5.10%	5.40%	5.70%	5.95%	6.20%	6.05%	6.25%	6.45%
68	4.35%	4.70%	5.05%	5.35%	5.50%	5.80%	6.05%	6.30%	6.55%	6.35%	6.55%
69	4.45%	4.80%	5.15%	5.45%	5.80%	5.90%	6.15%	6.40%	6.65%	6.90%	6.65%
70	4.55%	4.90%	5.25%	5.55%	5.90%	6.25%	6.25%	6.50%	6.75%	7.00%	7.25%
71	4.65%	5.05%	5.35%	5.65%	6.00%	6.35%	6.65%	6.60%	6.85%	7.10%	7.35%
72	4.75%	5.15%	5.55%	5.75%	6.10%	6.45%	6.75%	7.05%	6.95%	7.20%	7.45%
73	4.85%	5.25%	5.65%	6.00%	6.20%	6.55%	6.85%	7.15%	7.45%	7.30%	7.55%
74	4.95%	5.35%	5.75%	6.10%	6.50%	6.65%	6.95%	7.25%	7.55%	7.85%	7.65%
75	5.05%	5.45%	5.85%	6.20%	6.60%	7.00%	7.05%	7.35%	7.65%	7.95%	8.25%
76	5.15%	5.60%	5.95%	6.30%	6.70%	7.10%	7.45%	7.45%	7.75%	8.05%	8.35%
77	5.25%	5.70%	6.15%	6.40%	6.80%	7.20%	7.55%	7.90%	7.85%	8.15%	8.45%
78	5.35%	5.80%	6.25%	6.65%	6.90%	7.30%	7.65%	8.00%	8.35%	8.25%	8.55%
79	5.45%	5.90%	6.35%	6.75%	7.20%	7.40%	7.75%	8.10%	8.45%	8.80%	8.65%
80	5.55%	6.00%	6.45%	6.85%	7.30%	7.75%	7.85%	8.20%	8.55%	8.90%	9.25%
81	5.65%	6.15%	6.55%	6.95%	7.40%	7.85%	8.25%	8.30%	8.65%	9.00%	9.35%
82	5.75%	6.25%	6.75%	7.05%	7.50%	7.95%	8.35%	8.75%	8.75%	9.10%	9.45%
83	5.85%	6.35%	6.85%	7.30%	7.60%	8.05%	8.45%	8.85%	9.25%	9.20%	9.55%
84	5.95%	6.45%	6.95%	7.40%	7.90%	8.15%	8.55%	8.95%	9.35%	9.75%	9.65%
85	6.05%	6.55%	7.05%	7.50%	8.00%	8.50%	8.65%	9.05%	9.45%	9.85%	10.25%
86	6.05%	6.70%	7.15%	7.60%	8.10%	8.60%	9.05%	9.15%	9.55%	9.95%	10.35%
87	6.05%	6.70%	7.35%	7.70%	8.20%	8.70%	9.15%	9.60%	9.65%	10.05%	10.45%
88	6.05%	6.70%	7.35%	7.95%	8.30%	8.80%	9.25%	9.70%	10.15%	10.15%	10.55%
89	6.05%	6.70%	7.35%	7.95%	8.60%	8.90%	9.35%	9.80%	10.25%	10.70%	10.65%
90	6.05%	6.70%	7.35%	7.95%	8.60%	9.25%	9.45%	9.90%	10.35%	10.80%	11.25%
91	6.05%	6.70%	7.35%	7.95%	8.60%	9.25%	9.85%	10.00%	10.45%	10.90%	11.35%
92	6.05%	6.70%	7.35%	7.95%	8.60%	9.25%	9.85%	10.45%	10.55%	11.00%	11.45%
93	6.05%	6.70%	7.35%	7.95%	8.60%	9.25%	9.85%	10.45%	11.05%	11.10%	11.55%
94	6.05%	6.70%	7.35%	7.95%	8.60%	9.25%	9.85%	10.45%	11.05%	11.65%	11.65%
95+	6.05%	6.70%	7.35%	7.95%	8.60%	9.25%	9.85%	10.45%	11.05%	11.65%	12.25%

Attained Age on Income Declaration Date	GLWB with Optional Step-Up Benefit (Single Life)
	Rider Year
	1	2	3	4	5	6	7	8	9	10	11+
0 - 58	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
59	5.70%	5.95%	6.20%	6.40%	6.65%	6.65%	6.80%	6.95%	7.10%	7.25%	6.90%
60	5.80%	6.05%	6.30%	6.50%	6.75%	7.00%	6.90%	7.05%	7.20%	7.35%	7.50%
61	5.90%	6.20%	6.40%	6.60%	6.85%	7.10%	7.30%	7.15%	7.30%	7.45%	7.60%
62	6.00%	6.30%	6.60%	6.70%	6.95%	7.20%	7.40%	7.60%	7.40%	7.55%	7.70%
63	6.10%	6.40%	6.70%	6.95%	7.05%	7.30%	7.50%	7.70%	7.90%	7.65%	7.80%
64	6.20%	6.50%	6.80%	7.05%	7.35%	7.40%	7.60%	7.80%	8.00%	8.20%	7.90%
65	6.30%	6.60%	6.90%	7.15%	7.45%	7.75%	7.70%	7.90%	8.10%	8.30%	8.50%
66	6.40%	6.75%	7.00%	7.25%	7.55%	7.85%	8.10%	8.00%	8.20%	8.40%	8.60%
67	6.50%	6.85%	7.20%	7.35%	7.65%	7.95%	8.20%	8.45%	8.30%	8.50%	8.70%
68	6.60%	6.95%	7.30%	7.60%	7.75%	8.05%	8.30%	8.55%	8.80%	8.60%	8.80%
69	6.70%	7.05%	7.40%	7.70%	8.05%	8.15%	8.40%	8.65%	8.90%	9.15%	8.90%
70	6.80%	7.15%	7.50%	7.80%	8.15%	8.50%	8.50%	8.75%	9.00%	9.25%	9.50%
71	6.90%	7.30%	7.60%	7.90%	8.25%	8.60%	8.90%	8.85%	9.10%	9.35%	9.60%
72	7.00%	7.40%	7.80%	8.00%	8.35%	8.70%	9.00%	9.30%	9.20%	9.45%	9.70%
73	7.10%	7.50%	7.90%	8.25%	8.45%	8.80%	9.10%	9.40%	9.70%	9.55%	9.80%
74	7.20%	7.60%	8.00%	8.35%	8.75%	8.90%	9.20%	9.50%	9.80%	10.10%	9.90%
75	7.30%	7.70%	8.10%	8.45%	8.85%	9.25%	9.30%	9.60%	9.90%	10.20%	10.50%
76	7.40%	7.85%	8.20%	8.55%	8.95%	9.35%	9.70%	9.70%	10.00%	10.30%	10.60%
77	7.50%	7.95%	8.40%	8.65%	9.05%	9.45%	9.80%	10.15%	10.10%	10.40%	10.70%
78	7.60%	8.05%	8.50%	8.90%	9.15%	9.55%	9.90%	10.25%	10.60%	10.50%	10.80%
79	7.70%	8.15%	8.60%	9.00%	9.45%	9.65%	10.00%	10.35%	10.70%	11.05%	10.90%
80	7.80%	8.25%	8.70%	9.10%	9.55%	10.00%	10.10%	10.45%	10.80%	11.15%	11.50%
81	7.90%	8.40%	8.80%	9.20%	9.65%	10.10%	10.50%	10.55%	10.90%	11.25%	11.60%
82	8.00%	8.50%	9.00%	9.30%	9.75%	10.20%	10.60%	11.00%	11.00%	11.35%	11.70%
83	8.10%	8.60%	9.10%	9.55%	9.85%	10.30%	10.70%	11.10%	11.50%	11.45%	11.80%
84	8.20%	8.70%	9.20%	9.65%	10.15%	10.40%	10.80%	11.20%	11.60%	12.00%	11.90%
85	8.30%	8.80%	9.30%	9.75%	10.25%	10.75%	10.90%	11.30%	11.70%	12.10%	12.50%
86	8.30%	8.95%	9.40%	9.85%	10.35%	10.85%	11.30%	11.40%	11.80%	12.20%	12.60%
87	8.30%	8.95%	9.60%	9.95%	10.45%	10.95%	11.40%	11.85%	11.90%	12.30%	12.70%
88	8.30%	8.95%	9.60%	10.20%	10.55%	11.05%	11.50%	11.95%	12.40%	12.40%	12.80%
89	8.30%	8.95%	9.60%	10.20%	10.85%	11.15%	11.60%	12.05%	12.50%	12.95%	12.90%
90	8.30%	8.95%	9.60%	10.20%	10.85%	11.50%	11.70%	12.15%	12.60%	13.05%	13.50%
91	8.30%	8.95%	9.60%	10.20%	10.85%	11.50%	12.10%	12.25%	12.70%	13.15%	13.60%
92	8.30%	8.95%	9.60%	10.20%	10.85%	11.50%	12.10%	12.70%	12.80%	13.25%	13.70%
93	8.30%	8.95%	9.60%	10.20%	10.85%	11.50%	12.10%	12.70%	13.30%	13.35%	13.80%
94	8.30%	8.95%	9.60%	10.20%	10.85%	11.50%	12.10%	12.70%	13.30%	13.90%	13.90%
95+	8.30%	8.95%	9.60%	10.20%	10.85%	11.50%	12.10%	12.70%	13.30%	13.90%	14.50%

Attained Age on Income Declaration Date	GLWB with Optional Step-Up Benefit (Joint Life)
	Rider Year
	1	2	3	4	5	6	7	8	9	10	11+
0 - 58	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
59	5.20%	5.45%	5.70%	5.90%	6.15%	6.15%	6.30%	6.45%	6.60%	6.75%	6.40%
60	5.30%	5.55%	5.80%	6.00%	6.25%	6.50%	6.40%	6.55%	6.70%	6.85%	7.00%
61	5.40%	5.70%	5.90%	6.10%	6.35%	6.60%	6.80%	6.65%	6.80%	6.95%	7.10%
62	5.50%	5.80%	6.10%	6.20%	6.45%	6.70%	6.90%	7.10%	6.90%	7.05%	7.20%
63	5.60%	5.90%	6.20%	6.45%	6.55%	6.80%	7.00%	7.20%	7.40%	7.15%	7.30%
64	5.70%	6.00%	6.30%	6.55%	6.85%	6.90%	7.10%	7.30%	7.50%	7.70%	7.40%
65	5.80%	6.10%	6.40%	6.65%	6.95%	7.25%	7.20%	7.40%	7.60%	7.80%	8.00%
66	5.90%	6.25%	6.50%	6.75%	7.05%	7.35%	7.60%	7.50%	7.70%	7.90%	8.10%
67	6.00%	6.35%	6.70%	6.85%	7.15%	7.45%	7.70%	7.95%	7.80%	8.00%	8.20%
68	6.10%	6.45%	6.80%	7.10%	7.25%	7.55%	7.80%	8.05%	8.30%	8.10%	8.30%
69	6.20%	6.55%	6.90%	7.20%	7.55%	7.65%	7.90%	8.15%	8.40%	8.65%	8.40%
70	6.30%	6.65%	7.00%	7.30%	7.65%	8.00%	8.00%	8.25%	8.50%	8.75%	9.00%
71	6.40%	6.80%	7.10%	7.40%	7.75%	8.10%	8.40%	8.35%	8.60%	8.85%	9.10%
72	6.50%	6.90%	7.30%	7.50%	7.85%	8.20%	8.50%	8.80%	8.70%	8.95%	9.20%
73	6.60%	7.00%	7.40%	7.75%	7.95%	8.30%	8.60%	8.90%	9.20%	9.05%	9.30%
74	6.70%	7.10%	7.50%	7.85%	8.25%	8.40%	8.70%	9.00%	9.30%	9.60%	9.40%
75	6.80%	7.20%	7.60%	7.95%	8.35%	8.75%	8.80%	9.10%	9.40%	9.70%	10.00%
76	6.90%	7.35%	7.70%	8.05%	8.45%	8.85%	9.20%	9.20%	9.50%	9.80%	10.10%
77	7.00%	7.45%	7.90%	8.15%	8.55%	8.95%	9.30%	9.65%	9.60%	9.90%	10.20%
78	7.10%	7.55%	8.00%	8.40%	8.65%	9.05%	9.40%	9.75%	10.10%	10.00%	10.30%
79	7.20%	7.65%	8.10%	8.50%	8.95%	9.15%	9.50%	9.85%	10.20%	10.55%	10.40%
80	7.30%	7.75%	8.20%	8.60%	9.05%	9.50%	9.60%	9.95%	10.30%	10.65%	11.00%
81	7.40%	7.90%	8.30%	8.70%	9.15%	9.60%	10.00%	10.05%	10.40%	10.75%	11.10%
82	7.50%	8.00%	8.50%	8.80%	9.25%	9.70%	10.10%	10.50%	10.50%	10.85%	11.20%
83	7.60%	8.10%	8.60%	9.05%	9.35%	9.80%	10.20%	10.60%	11.00%	10.95%	11.30%
84	7.70%	8.20%	8.70%	9.15%	9.65%	9.90%	10.30%	10.70%	11.10%	11.50%	11.40%
85	7.80%	8.30%	8.80%	9.25%	9.75%	10.25%	10.40%	10.80%	11.20%	11.60%	12.00%
86	7.80%	8.45%	8.90%	9.35%	9.85%	10.35%	10.80%	10.90%	11.30%	11.70%	12.10%
87	7.80%	8.45%	9.10%	9.45%	9.95%	10.45%	10.90%	11.35%	11.40%	11.80%	12.20%
88	7.80%	8.45%	9.10%	9.70%	10.05%	10.55%	11.00%	11.45%	11.90%	11.90%	12.30%
89	7.80%	8.45%	9.10%	9.70%	10.35%	10.65%	11.10%	11.55%	12.00%	12.45%	12.40%
90	7.80%	8.45%	9.10%	9.70%	10.35%	11.00%	11.20%	11.65%	12.10%	12.55%	13.00%
91	7.80%	8.45%	9.10%	9.70%	10.35%	11.00%	11.60%	11.75%	12.20%	12.65%	13.10%
92	7.80%	8.45%	9.10%	9.70%	10.35%	11.00%	11.60%	12.20%	12.30%	12.75%	13.20%
93	7.80%	8.45%	9.10%	9.70%	10.35%	11.00%	11.60%	12.20%	12.80%	12.85%	13.30%
94	7.80%	8.45%	9.10%	9.70%	10.35%	11.00%	11.60%	12.20%	12.80%	13.40%	13.40%
95+	7.80%	8.45%	9.10%	9.70%	10.35%	11.00%	11.60%	12.20%	12.80%	13.40%	14.00%

TERMS FOR THE ADDITIONAL DEATH BENEFIT
Issue Ages
Minimum and maximum age of Annuitant based on Attained Age as of the application date (or, for a Rider Reset, on the date that we receive the Rider Reset request).
0-75
Additional Death Benefit Fee Percentages
Used to calculate the additional charges for the Additional Death Benefit. Based on Issue Age of Annuitant as of the Policy application date (or, for a Rider Reset, on the date that we receive the Rider Reset request).
Annuitant Issue Age	Additional Death Benefit Fee (as a percentage of Policy Value)
0-75	0.35%
Additional Death Benefit Factor
Percentage of Additional Death Benefit earnings that will become payable as an additional death benefit if the Annuitant dies during the accumulation phase. Based on Issue Age of Annuitant as of the Policy application date (or, for a Rider Reset, on the date that we receive the Rider Reset request).
Annuitant Issue Age	Death Benefit Factor (as a percentage of Additional Death Benefit earnings)
0-65	40%
66-75	20%

This supplement must be accompanied or preceded by the current Prospectus or Initial Summary Prospectus.
Please read this supplement carefully and retain it for future reference.

TRANSAMERICA STRUCTURED INDEX ADVANTAGE® INCOME ANNUITY
An Individual Flexible Premium Deferred Index-Linked Annuity Policy with Guaranteed Lifetime Withdrawal Benefit
Issued by Transamerica Life Insurance Company
______________________________
This prospectus includes important information about the Transamerica Structured Index Advantage® Income Annuity (the “Policy”), which you can use to accumulate funds for retirement or other long-term financial planning purposes on a tax-deferred basis.
This prospectus describes all material terms of the Policy. The Policy is a complex investment and involves risks, including potential loss of principal. You should not buy this Policy if you are not willing to assume its investment risks. You should carefully read this prospectus and speak with your financial professional about whether the Policy is appropriate for you. You should also consult with a tax professional.
The Policy is issued with a benefit rider referred to as the “Income Advantage Rider.” The Income Advantage Rider for your Policy will include the terms of your Guaranteed Lifetime Withdrawal Benefit (including the optional step-up benefit, if elected). You must select either a single life or joint life payment option for the GLWB. The Income Advantage Rider will also include the terms of the optional Additional Death Benefit, if elected. The optional step-up benefit for the GLWB and the Additional Death Benefit may be elected for additional ongoing charges.
You cannot purchase the Policy without the GLWB. The GLWB guarantees the ability to take withdrawals each year up to at least a certain percentage of your benefit base (withdrawals of the “Rider Withdrawal Amount”), regardless of investment performance, so long as you do not take withdrawals in excess of the annual limit (“Excess Withdrawals”) and other conditions are met. There is no additional charge for the GLWB unless you elect the optional “step-up” benefit.
When delivered in connection with the offer or sale of a new Policy, or to existing Owners who are eligible for a Rider Reset, this prospectus must be accompanied by the current Rate Sheet Supplement. The Rate Sheet Supplement specifies terms we are offering for new Income Advantage Riders.
The Policy allows you to allocate your premium payments and earnings (if any) among the Policy’s available investment options, which currently include several index-linked investment options (“Index Account Options”) and a fixed interest option (“Fixed Account Option”).
  Index Account Options. Each Index Account Option is tied (or linked) to the performance of a specific market index or exchange-traded fund (an “Index”) for a defined number of years (a “Crediting Period”).
Each available Index Account Option has a Buffer downside feature that provides limited protection against any negative Index rate of return that may be charged to your investment at the end of a Crediting Period. Buffer Rates vary by Index Account Option. You assume the risk of loss for any Index losses that exceed the applicable Buffer Rate.
  At the end of a Crediting Period, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Policy, ranges from 80% to 90% depending on the Index Account Option you choose.
  An Index Account Option with a 10% Buffer Rate will always be available under the Policy.
  If we offer a new Index Account Option in the future that includes a Buffer, there is no pre-specified minimum Buffer Rate. While we will not offer any Index Account Options that provide for no downside protection, we may offer Index Account Options that provide only minimal limits on Index losses, which would mean risk of loss of nearly the entire amount invested.

Each available Index Account Option also has either a (i) Cap; (ii) Participation; or (iii) Edge and Edge+ upside feature, which will be used to calculate any positive Index rate of return that may be credited to your investment at the end of a Crediting Period. Cap Rates, Participation Rates, and Edge Rates and Edge+ Rates vary by Index Account Option and generally change from one Crediting Period to the next, subject to guaranteed minimums.
  We will limit the amount you can earn on an Index Account Option based on the Cap Rate, Participation Rate, or Edge Rate and Edge+ Rate that we declare for the Crediting Period.
  For new Crediting Periods –
    The lowest Cap Rate that may be established under the Policy is 2%.
    The lowest Participation Rate that may be established under the Policy is 10%.
    The lowest Edge Rate and Edge+ Rate that may be established under the Policy is 2%.
    For a remaining Crediting Period upon exercise of Early Re-Entry (a Performance Lock+ feature), the reset Cap Rate, Participation Rate, or Edge Rate and Edge+ Rate will be no less than 0.10%. The decision to exercise Early Re-Entry is irrevocable and entails significant risk. See EARLY RE-ENTRY RISK.
  Fixed Account Option. The Fixed Account Option guarantees principal and a rate of interest for a 1-year Crediting Period.
See APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY for additional information about the Index Account Options and the Fixed Account Option.
We expect to add and remove investment options from time to time. We will always offer the following Index Account Option: S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 2.00% for new Crediting Periods), no Credit Advantage Fee (subject to our right of Index substitution).
The Company reserves the right to stop offering all but one Index Account Option in the future. In this event, you will be limited to investing in only one Index Account Option with terms that may not be acceptable to you. If you choose to Surrender your Policy in this circumstance, the Surrender may result in surrender charges, negative Interim Value adjustments, taxes and tax penalties, as well as other negative consequences. If you are not comfortable with the risk that we may not offer investment options in the future that are attractive to you based on your personal preferences, risk tolerances, or time horizon, or with the risk that we may offer only a single Index Account Option (with a Buffer Rate of 10%) in the future, this Policy is not appropriate for you.
The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. A Surrender or withdrawal could result in surrender charges, negative Interim Value adjustments, taxes and tax penalties. Partial withdrawals may have other negative consequences (e.g., reductions to your Policy benefits and proportionate reductions to the Index Bases). Upon Surrender, your Policy and all of its benefits will terminate (including the GLWB if the full withdrawal of your cash value results in an Excess Withdrawal).
In extreme circumstances, you could lose up to 100% of your investment in an Index Account Option due to a negative Interim Value adjustment.
You should carefully consider whether the non-optional Guaranteed Lifetime Withdrawal Benefit is appropriate for you:
  There is a chance of not outliving your Policy Value and never receiving lifetime payments from us under the GLWB.
  The GLWB is designed to help protect against the risk of poor investment performance and outliving your Policy Value. You should carefully weigh the GLWB’s benefits (and the additional ongoing charge for the optional step-up benefit) in light of the market downside protections that are already provided by the Index Account Options. The GLWB’s guarantee does not decrease solely as a result of investment losses, so the Index Account Options’ limited downside protection might not be as beneficial to you.
  The Policy is designed for investors who intend to take regular withdrawals. However, withdrawals under the GLWB (including withdrawals of the Rider Withdrawal Amount) reduce Policy Value and may be subject to surrender charges, negative Interim Value adjustments, taxes and tax penalties, as well as other negative consequences. You should carefully consider the risks of withdrawals, and your ability to manage the timing and amount of your withdrawals, before purchasing the Policy.

  You should not purchase the Policy if you intend to take Excess Withdrawals. In addition to reducing your Policy Value and possible surrender charges, negative Interim Value adjustments, and negative tax consequences, an Excess Withdrawal will reduce the benefit of your GLWB. The reduction could be greater than the amount withdrawn and could result in the termination of the GLWB and your Policy.
  If you elect the optional step-up benefit, Guaranteed Lifetime Withdrawal Rider Fees will be deducted on a quarterly basis. Each time these fees are deducted from an Index Account Option prior to the end of a Crediting Period, it will result in an Interim Value adjustment (which may be negative) and a proportionate reduction to your Index Base.
Our financial obligations under the Policy are subject to our financial strength and claims-paying ability.
The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including index-linked annuities, has been prepared by the SEC’s staff and is available at Investor.gov.
The Policy permits withdrawals and the deduction of fees from the Index Account Options prior to the end of their Crediting Periods. Interim withdrawals and fee deductions could have significant adverse effects on values under the Policy and its benefits. You should consult with a financial professional about the appropriateness of the Policy.
The availability of Allocation Accounts, Policy benefits, or other Policy features may vary depending on the financial intermediary through which the Policy is sold. See APPENDIX H – FINANCIAL INTERMEDIARY VARIATIONS.
If you are a new investor in the Policy, you may cancel your Policy within 10 days (30 days for replacement Policies) of receiving it without paying fees or penalties, although an Interim Value adjustment will apply if your Policy Value is allocated to an Index Account Option. In some states or circumstances, this period may be longer. Upon cancellation, the amount refunded will generally be the return of premium payments less prior withdrawals unless a different amount is required by law. Return of Premium Payment may result in a higher refunded amount than a return of Policy Value. State law may require us to refund the greater of your Policy value or your premium payment(s). See APPENDIX D - STATE VARIATIONS for more information. For IRAs, we will refund your premium payment(s) if cancelled within the first seven days of the right to cancel period. You should review this prospectus or consult with your investment professional for additional information on the specific cancellation terms that apply.
This prospectus is not an offer to sell the securities, and it is not soliciting an offer to buy the securities, in any state where offers or sales are not permitted.
Prospectus Date: May 6, 2026
NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK

GLOSSARY OF TERMS
Account – An Index Account, the Fixed Account, the Fixed Holding Account, or the Performance Lock Account.
Accrued Credit Advantage Fees – Accrued Credit Advantage Fees are used to calculate Interim Values for an Index Account Option subject to a Credit Advantage Fee. Interim Values will reflect a dollar-for-dollar reduction equal to Accrued Credit Advantage Fees, which accrue on a daily basis during the Crediting Period.
Additional Death Benefit – An optional benefit that may be elected as part of your Income Advantage Rider for additional ongoing charges. The Additional Death Benefit makes an additional amount payable as an additional death benefit if the Annuitant dies during the accumulation phase. Certain terms applicable to a new Income Advantage Rider are provided in a Rate Sheet Supplement, including terms for the Additional Death Benefit (Issue Age restrictions, Additional Death Benefit Fee Percentages, and Additional Death Benefit Factor).
Additional Death Benefit Fee Percentages – For the optional Additional Death Benefit, annualized percentages used to calculate the additional charges for the benefit, including the Additional Death Benefit Fee. Additional Death Benefit Fee Percentages for a new Income Advantage Rider are provided in a Rate Sheet Supplement.
Additional Death Benefit Factor – For the optional Additional Death Benefit, the percentage of Additional Death Benefit earnings that may become payable as an additional death benefit. The Additional Death Benefit Factor for a new Income Advantage Rider is provided in a Rate Sheet Supplement.
Administrative Office – Transamerica Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499, (800) 525-6205.
Allocation Account – An Index Account Option or the Fixed Account Option.
Allocation Anniversary – Each twelve-month anniversary of the Crediting Period start date of an Index Account Option. The number of Allocation Anniversaries is equal to the length of the Crediting Period in years.
  For a 1-year Crediting Period, there would be only one Allocation Anniversary. For example, if you begin a 1-year Crediting Period for an Index Account Option on January 1, Year 1, the only Allocation Anniversary would be January 1, Year 2.
  For a 2-year Crediting Period, there would be two Allocation Anniversaries. For example, if you begin a 2-year Crediting Period for an Index Account Option on January 1, Year 1, the Allocation Anniversaries would be January 1 of Year 2 and Year 3.
  For a 6-year Crediting Period, there would be six Allocation Anniversaries. For example, if you begin a 6-year Crediting Period for an Index Account Option on January 1, Year 1, the Allocation Anniversaries would be January 1 of Year 2, Year 3, Year 4, Year 5, Year 6, and Year 7.
Allocation Monthiversary – After the Crediting Period start date, the same calendar day of each subsequent month during the Crediting Period. If a certain date does not exist in a given month, the first day of the following month will be used.
Annuitant – The person on whose life any annuity payments involving life contingencies and other benefit payments will be based.
Annuity Commencement Date – The date upon which annuity payments are to commence.
Attained Age – Age of a natural person as of his or her last birthday.
Beneficiary (beneficiary) – A person designated to receive the death benefit.
Best Entry Reset Maximum – For a Best Entry Enhanced Index Account Option, a percentage representing the maximum total reduction in the Initial Index Value allowed due to one or more resets.

Best Entry Reset Minimum Value – For a Best Entry Enhanced Index Account Option, the lowest value to which the Initial Index Value can be reset. The Best Entry Reset Minimum Value equals the Index Value at the beginning of the Crediting Period multiplied by (1 plus the Best Entry Reset Maximum).
Best Entry Reset Threshold – For a Best Entry Enhanced Index Account Option, the net percentage decrease in the Index Value necessary to reset the Initial Index Value on an Observation Day, comparing the Index Value at the beginning of the Crediting Period to the Index Value on that Observation Day.
Buffer – The Downside Protection Type for the available Index Account Options. If you select an Index Account Option, your investment will incur loss at the end of the Crediting Period for negative Index performance beyond the Buffer Rate. For example, if you select an Index Account Option with a Buffer Rate of 10%, and at the end of the Crediting Period the Index Change is -15%, your Index Credit Rate (i.e., your Index rate of return) would be -5%. If the negative Index performance does not go beyond the Buffer Rate, you will not incur loss as a result of that negative Index performance.
Buffer Rate – A percentage used to calculate the Index Credit Rate for an Index Account Option when the Index Change is negative.
Business Day – Any day when the New York Stock Exchange is open for regular trading.
Cap – A Growth Opportunity Type. If you select an Index Account Option with Cap, you will participate in positive Index performance at the end of the Crediting Period up to the Cap Rate, but no positive Index performance beyond the Cap Rate. For instance, if you select an Index Account Option with a Cap Rate of 10%, and at the end of the Crediting Period the Index Change is 5%, your Index Credit Rate (i.e., your Index rate of return) would be +5%. If the Index Change were 15%, your Index Credit Rate would be limited to +10%.
Cap Rate – For an Index Account Option with Cap, the percentage used to calculate the Index Credit Rate if the Index Change is positive.
Code or Internal Revenue Code – The Internal Revenue Code of 1986, as amended.

Company (we, us, our) – Transamerica Life Insurance Company.
Credit Advantage – We currently offer certain Index Account Options with Growth Opportunity Types that are designated as “Credit Advantage.” You will pay an additional fee if you select one of these Index Account Options for investment. In exchange for the additional fee, these Index Account Options provide more upside potential, based on the rates we declare for their Growth Opportunity Types, than would be provided if their Growth Opportunity Types were not designated as “Credit Advantage.”
Credit Advantage Fee – The additional fee charged when you invest in an Index Account Option with a Credit Advantage Growth Opportunity Type. The additional fee will apply upon either (i) entering a new Crediting Period or (ii) reallocating into a previously locked Index Account Option upon exercise of Early Re-Entry.
Crediting Period – The duration of an Allocation Account’s investment term, expressed in years. The Crediting Period is also the period of time during which the performance of an Index Account Option is linked to the performance of an Index.
Death Benefit – Upon the death of the Annuitant during the accumulation phase, an amount payable equal to the Policy Value, or if the GMDB Rider is in effect, the greater of the Policy Value or the GMDB. If the Owner is not the Annuitant, we will pay the Cash Value if the Owner predeceases the Annuitant during the accumulation phase.
Default Option – Currently, the Fixed Account Option.
Downside Protection Type – A feature of an Index Account Option that provides limited protection from negative Index performance. (Buffer is the only Downside Protection Type that we are currently offering as part of the Index Account Options.)
Early Re-Entry – A feature associated with Performance Lock+. Early Re-Entry allows you to reallocate into a previously locked Index Account Option for the remainder of the Crediting Period. Currently not available with "Best Entry" Enhanced Index Account Option.

Edge and Edge+ – A Growth Opportunity Type. If you select an Index Account Option with Edge and Edge+, at the end of the Crediting Period:
  If the Index Change is positive or zero, the Index Credit will be positive. The Index Credit Rate (i.e., your Index rate of return) will equal the Edge+ Rate.
  If the Index Change is negative, but does not exceed the Buffer Rate, the Index Credit will be positive. The Index Credit Rate will equal the Edge Rate.
  If the Index Change is negative, and does exceed the Buffer Rate, the Index Credit will be negative. The Index Credit Rate will equal the negative Index Change in excess of the Buffer Rate.
Edge Rate – For an Index Account Option with the Edge and Edge+ Growth Opportunity Type, the percentage used to calculate the Index Credit Rate if the Index Change is negative, but not in excess of the Buffer Rate.
Edge+ Rate – For an Index Account Option with the Edge and Edge+ Growth Opportunity Type, the percentage used to calculate the Index Credit Rate if the Index Change is positive or zero.
Excess Withdrawal – For the Guaranteed Lifetime Withdrawal Benefit, Excess Withdrawals include (i) all gross withdrawals prior to the Income Declaration Date, and (ii) after the Income Declaration Date, gross withdrawals during a Rider Year in excess of the Rider Withdrawal Amount for that Rider Year. In addition to possible surrender charges, negative Interim Value adjustments, taxes and tax penalties, and other negative consequences (e.g., reductions to the death benefit and proportionate reductions to the Index Bases for your Index Account Options), Excess Withdrawals will reduce the benefit’s guarantee, potentially by more than the amount withdrawn, and could result in the termination of the benefit and your Policy.
Final Index Value – The Index Value for the final day of a Crediting Period.
Fixed Account – The fixed interest account supporting the Fixed Account Option and the Performance Lock Account.
Fixed Account Option – The fixed interest investment option under the Policy.
Fixed Holding Account – The interest-bearing account generally in which premium payments are held until allocated to an Allocation Account.
GMDB Benefit Base – Under the Guaranteed Minimum Death Benefit rider, the GMDB Benefit Base equals the guaranteed minimum death benefit under the rider (including any increases for additional premium payments and reductions for withdrawals).
Good Order (good order) – The receipt by the Company, at our Administrative Office, of all information, documentation, instructions, and/or premium payment deemed necessary by the Company to issue the Policy or execute any transaction pursuant to the terms of the Policy.
Growth Opportunity Type – A feature of an Index Account Option that determines whether and the extent to which a positive Index Credit will apply at the end of a Crediting Period.
Guaranteed Lifetime Withdrawal Benefit (or GLWB) – The guaranteed lifetime withdrawal benefit that will be included as part of your Income Advantage Rider. There is no additional charge for the GLWB unless you elect the optional step-up benefit. The GLWB guarantees the ability to take withdrawals each year up to at least a certain percentage of your benefit base (withdrawals of the Rider Withdrawal Amount), regardless of investment performance, so long as you do not take withdrawals in excess of the annual limit (Excess Withdrawals) and other conditions are met. Certain terms applicable to a new Income Advantage Rider are provided in a Rate Sheet Supplement, including terms for the GLWB (Issue Age restrictions, Minimum Benefit Age, Guaranteed Lifetime Withdrawal Rider Fee Percentage (for the optional step-up benefit), and Withdrawal Percentages).
Guaranteed Lifetime Withdrawal Rider Fee Percentage – The annualized percentage used to calculate Guaranteed Lifetime Withdrawal Rider Fees if you elect the optional step-up benefit for the GLWB. The Guaranteed Lifetime Withdrawal Rider Fee Percentage for a new Income Advantage Rider is provided in a Rate Sheet Supplement.

Guaranteed Minimum Death Benefit (guaranteed minimum death benefit or GMDB) – The minimum death benefit provided by the Guaranteed Minimum Death Benefit (GMDB) rider. The guaranteed minimum death benefit will equal 100% of the Policy Value as of the rider effective date. Thereafter, over the life of the rider, the guaranteed minimum death benefit will increase dollar for dollar for subsequent premium payments, and will be reduced by withdrawals. If the GMDB rider has been elected, the guaranteed minimum death benefit is only payable upon the death of the Annuitant during the accumulation phase. If the GMDB rider has been elected, the guaranteed minimum death benefit is only payable upon the death of the Annuitant during the accumulation phase.
The GMDB rider may be added to your Policy at the time of purchase, provided that the Annuitant is younger than age 81 as of the date that the Policy application is signed. The GMDB rider may be a standard or optional benefit depending on the Annuitant’s age as of the date that the Policy application is signed. If the Annuitant is younger than age 71, the GMDB rider is a standard benefit that is automatically added to your Policy for no additional charge. If the Annuitant is age 71 to 80, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge.
Income Advantage Rider – A benefit rider issued with the Policy. The Income Advantage Rider for your Policy will include the terms of your Guaranteed Lifetime Withdrawal Benefit (including the optional step-up benefit, if elected). You must select either a single life or joint life payment option for the GLWB. The Income Advantage Rider will also include the terms of the optional Additional Death Benefit, if elected. The optional step-up benefit for the GLWB and the Additional Death Benefit may be elected for additional ongoing charges. You may reset your Income Advantage Rider following the sixth (6th) Rider Anniversary and every Rider Anniversary thereafter, subject to Issue Age restrictions, by performing a Rider Reset.
Income Declaration Date – For the Guaranteed Lifetime Withdrawal Benefit, the date you declare your intent to start taking withdrawals of the Rider Withdrawal Amount. This date cannot be earlier than the Rider Anniversary after the Annuitant (or younger of the Annuitant or Annuitant’s spouse, for joint life) attains the Minimum Benefit Age.
Index – The market index or exchange-traded fund to which an Index Account Option may be linked.
Index Account / Index Account Option – An index-linked investment option under the Policy.
Index Account Option Value – The value of your investment in an Index Account Option at the end of a Crediting Period.
Index Base – The portion of the Policy Value allocated to an Index Account Option, less the sum of any reductions for withdrawals or fees and charges deducted from the Index Account Option since inception of a Crediting Period (or since reallocating into a previously locked Index Account Option for the remainder of the Crediting Period upon exercise of Early Re-Entry).
Index Change – The net percentage change in the Index Value between the first day of a Crediting Period and the last day of the Crediting Period. If Early Re-Entry was exercised, the Index Change for the remaining Crediting Period will be the net percentage change in the Index Value between the first day of the remaining Crediting Period and the last day of the Crediting Period.
Index Credit – A dollar amount of gain or loss reflected in your Index Account Option Value at the end of a Crediting Period. Index Credit may be positive, negative, or equal to zero.
Index Credit Rate – A percentage gain or loss used to calculate your Index Account Option Value at the end of a Crediting Period. The Index Credit Rate may be positive, negative, or equal to zero.
Index Value – The value of an Index at the end of a day. When the Index is a market index, the Index Value at the end of a day is the closing value of the Index for that day. When the Index is an exchange-traded fund, the Index Value at the end of a day is the closing share price of the fund for that day on the fund’s primary stock exchange. The Index Value on any day that is not a Business Day is the value of the Index at the end of the next Business Day. The Company relies on the Index Values reported by a third-party. If for any reason, the Index Value for a Business Day is not provided to the Company, the Index Value for that Business Day will be the most recently provided Index Value.
Initial Index Value – The Index Value on the first day of a Crediting Period. The Initial Index Value may be reset to a lower Index Value under a Best Entry Enhanced Index Account Option. If Early Re-Entry was exercised, the Initial Index Value for the remaining Crediting Period will be the Index Value on the first day of the remaining Crediting Period after reallocating into the previously locked Index Account Option.

Interim Value – The value of an Index Account Option on any Business Day during the Crediting Period, except the first and last day of the Crediting Period, used to determine the value of that Index Account for withdrawals, Surrender, annuitization, and the death benefit and to pay fees and charges. If you exercise Performance Lock, the “locked-in” gain or loss will be the Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) as of the Performance Lock Date. The Interim Value for a Business Day is calculated at the end of that Business Day.
Interim Value Index Credit Rate – A percentage gain or loss used to calculate an Interim Value for an Index Account Option. The Interim Value Index Credit Rate may be positive, negative, or equal to zero. This may also be referred to as the “Interim Value adjustment.”
Issue Age – Age of the Annuitant (or Annuitant’s Spouse, if applicable) based on Attained Age as of the Policy application date or our receipt of a Rider Reset request, as applicable.
Minimum Benefit Age – For the Guaranteed Lifetime Withdrawal Benefit, the Income Declaration Date cannot be earlier than the Rider Anniversary after the Annuitant (or younger of the Annuitant or Annuitant’s spouse, for joint life) attains the Minimum Benefit Age. The Minimum Benefit Age for a new Income Advantage Rider is provided in a Rate Sheet Supplement.
Minimum Required Cash Value – The minimum benefits under the Policy required by applicable state law.
Observation Day – For a Best Entry Enhanced Index Account Option, any day on which we observe the Index Value to determine whether to reset the Initial Index Value.
Observation Frequency – For a Best Entry Enhanced Index Account Option, the length of time (i) between the Crediting Period start date and the first Observation Day and (ii) between Observation Days.
Owner (you, your) – The person who may exercise all rights and privileges under the Policy, including the Owner and any joint Owner.
Payee – The person to whom annuity payments will be made.
Participation – A Growth Opportunity Type. Currently, all Index Account Options with Participation are designated as “Credit Advantage,” which means an additional charge will apply to any Index Account Option with Participation. If you select an Index Account Option with Participation, you will participate in a percentage of positive Index performance at the end of the Crediting Period, and that percentage will be the Participation Rate. For instance, if you select an Index Account Option with Participation and a Participation Rate of 80%, and at the end of the Crediting Period the Index Change is 10%, your Index Credit Rate would be +8%.
Participation Rate – For an Index Account Option with Participation, the percentage used to calculate the Index Credit Rate if the Index Change is positive.
Performance Lock – A feature associated with Performance Lock+. Performance Lock may be exercised for any Index Account Option on any Business Day between the first and last day of the Crediting Period. If you exercise the Performance Lock feature, your Interim Value as of the Performance Lock Date (less any Remaining Credit Advantage Fees and any other applicable charges) will be “locked-in.” You will no longer participate in any Index performance (positive or negative) for that Index Account Option, and no Index Credit will be applied at the end of the Crediting Period for that Index Account Option (unless Early Re-Entry is exercised).
You may exercise Performance Lock for one, some, or all of your Index Account Options. If you have multiple ongoing Crediting Periods for the same Index Account Option, you may exercise Performance Lock for one, some, or all of them. You may decide not to exercise Performance Lock at all.
Performance Lock Account – An interest-bearing account to which your locked-in Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) will be transferred upon exercising Performance Lock for an Index Account Option. The amount held in the Performance Lock Account will be credited compound interest daily based on the annual interest rate in effect on that day and will be reduced on a dollar-for-dollar basis for any fees, charges, or withdrawals deducted from the Performance Lock Account. The Performance Lock Account is part of our Fixed Account. If you exercise Performance Lock multiple times (for different Index Account Options or different Crediting Periods for the same Index Account Option) within a one-year period, amounts held in the Performance Lock Account that are attributable to one exercise of Performance Lock will be treated as distinct from any amounts attributable to another exercise of Performance Lock.

Performance Lock Date – If you exercise the Performance Lock feature for an Index Account Option, the date as of which your Interim Value for that Index Account Option (less any Remaining Credit Advantage Fees and any other applicable charges) is locked-in.
Policy – The Transamerica Structured Index Advantage® Income Annuity.
Policy Anniversary – The anniversary of the Policy Date for each year the Policy remains in force. If a certain date does not exist in a given month, the first day of the following month will be used.
Policy Date – The date on which the Policy becomes effective.
Policy Quarter – Each three-month period beginning on the Policy Date.
Policy Value – The amount that represents the value of your investment in the Accounts.
Policy Year – The 12-month period following the Policy Date. The first Policy Year starts on the Policy Date. Each subsequent Policy Year starts on the Policy Anniversary.
Premium Payment (premium payment) – An amount paid to us by or on behalf of an Owner, as consideration for the benefits provided under the Policy.
Rate Sheet Supplement – A prospectus supplement providing certain terms applicable to a new Income Advantage Rider. When delivered in connection with the offer or sale of a new Policy, or to existing Owners who are eligible for a Rider Reset, this prospectus must be accompanied by the current Rate Sheet Supplement. If you would like another copy of a Rate Sheet Supplement, please call us at (800) 525-6205 or visit our website at www.transamerica.com. Rate Sheet Supplements are also available on the Securities and Exchange Commission’s EDGAR system at http://www.sec.gov(SEC File No. 333-291187).
Historical terms from previous Rate Sheet Supplements can be found in.Appendix G
Remaining Credit Advantage Fees – Applicable only to an Index Account Option subject to a Credit Advantage Fee. Before the end of the Crediting Period, Remaining Credit Advantage Fees equal the total Credit Advantage Fee less any Credit Advantage Fees that were previously assessed. At the end of the Crediting Period, Remaining Credit Advantage Fees equal the total Credit Advantage Fee less any Credit Advantage Fees that were previously assessed.
Renewal Letter – We will send existing Owners a personalized letter at least 21 days before the end of each Crediting Period (or at least 21 days before the next Allocation Anniversary after exercising Performance Lock for an Index Account Option). Among other information, your Renewal Letter will remind you: (i) of your opportunity to decide how your Policy Value should be re-invested; (ii) of the Allocation Account(s) that will be available for investment, as set forth in the prospectus for the Policy at that time; (iii) how to obtain the current annual interest rate and current limits on Index gains, as applicable, for the available Allocation Account(s); and (iv) to submit instructions to us at least one Business Day before the end of the Crediting Period (or the next Allocation Anniversary, if you exercised Performance Lock).
Required Beginning Date – April 1 of the calendar year next following the year in which the Owner reaches the applicable age as per IRC 401(a)(9)(C). If distributions hereunder commence prior to such date under an annuity option that provides for distributions that are made in accordance with Regulation Section 1.401(a)(9)-6(a)(3), then the Annuity Start Date shall be treated as the Required Beginning Date in accordance with Regulation Section 1.401(a)(9)-6(k).
Rider Anniversary – The anniversary of the Rider Date for your Income Advantage Rider. If a certain date does not exist in a given month, the first day of the following month will be used.
Rider Date – The effective date of your Income Advantage Rider. At original issue, the Rider Date will be the Policy Date. Upon exercising a Rider Reset, the Rider Date will be reset to the most recent Rider Anniversary.
Rider Quarter – Each three-month period beginning on the Rider Date. If a certain date does not exist in a given month, the first day of the following month will be used.

Rider Withdrawal Amount – For the Guaranteed Lifetime Withdrawal Benefit, the maximum amount that can be withdrawn from the Policy each Rider Year without causing an Excess Withdrawal. The Rider Withdrawal Amount before the Income Declaration Date is zero (i.e., all withdrawals will be Excess Withdrawals, in each case equal to the gross withdrawal amount). Beginning on the Income Declaration Date:
  For the base GLWB (i.e., without the optional step-up benefit), the Rider Withdrawal Amount for a Rider Year will equal the Withdrawal Base (as of the Rider Anniversary at the start of the Rider Year) multiplied by the applicable Withdrawal Percentage.
  For the GLWB with the optional step-up benefit, the Rider Withdrawal Amount for a Rider Year will equal the greater of the Withdrawal Base or Policy Value (as of the Rider Anniversary at the start of the Rider Year) multiplied by the applicable Withdrawal Percentage.
Withdrawals of the Rider Withdrawal Amount will not reduce your GLWB’s guarantee. However, they will reduce your Policy Value, and may also result in surrender charges, negative Interim Value adjustments, taxes and tax penalties, and other negative consequences (e.g., reductions to your death benefit and proportionate reductions to the Index Bases for your Index Account Options).
Rider Withdrawal Start Date – For the Guaranteed Lifetime Withdrawal Benefit, the date of the first withdrawal after the Income Declaration Date.
Rider Year – Each twelve-month period following the Rider Date. The first Rider Year starts on the Rider Date. Each subsequent Rider Year starts on the Rider Anniversary.
Surrender – A full withdrawal of cash value of the Policy. A Surrender will result in the termination of the Policy and all of its benefits (including the GLWB if the full withdrawal of your cash value results in an Excess Withdrawal).
Withdrawal (withdrawal) – A withdrawal of cash value from the Policy that is less than a Surrender. Any withdrawal that you request includes: one-time withdrawals, automatic withdrawals under the systematic payout option, withdrawals of the Rider Withdrawal Amount, Excess Withdrawals, withdrawals taken to satisfy minimum required distributions under the Internal Revenue Code, withdrawals of the surrender charge-free amount (a surrender charge-free withdrawal), withdrawals under the Nursing Care and Terminal Condition Waiver, withdrawals under the Unemployment Waiver.
Withdrawal Base – For the Guaranteed Lifetime Withdrawal Benefit, the benefit base used to calculate (i) the Rider Withdrawal Amount each Rider Year beginning on the Income Declaration Date and (ii) the Guaranteed Lifetime Withdrawal Rider Fee for the step-up version. The Withdrawal Base is not a cash value and is not payable as a death benefit.
Withdrawal Percentage – For the Guaranteed Lifetime Withdrawal Benefit, the percentage used to calculate the Rider Withdrawal Amount each Rider Year beginning on the Income Declaration Date. The Withdrawal Percentages for a new Income Advantage Rider are provided in a Rate Sheet Supplement.
Written Notice – Written notice, signed by the Owner, that gives us the information we require and is received in good order at the Administrative Office. For some transactions, we may accept an electronic notice or telephone instructions. Such electronic notice must meet the requirements for good order that we establish for such notices.

OVERVIEW OF THE POLICY
PURPOSE
The Transamerica Structured Index Advantage® Income Annuity is an individual flexible premium deferred index-linked annuity policy. You can use the Policy to accumulate funds for retirement or other long-term financial planning purposes on a tax-deferred basis, and you may choose to convert those accumulated funds into a stream of guaranteed income payments from us. The amount of money that you are able to accumulate under your Policy will depend upon the performance of the investment options you select, the fees and charges deducted from your Policy, and the actions that you take with respect to your Policy, such as the timing and amount of your withdrawals. The Policy also includes a death benefit to help you financially protect your designated beneficiaries.
The Policy is designed primarily for investors who expect to remain invested in an Allocation Account until the end of its Crediting Period and may be appropriate for you if you have a long investment time horizon. This Policy is not designed for people who expect to take early or excess withdrawals based on their liquidity needs. You should consult with a financial professional.
The Policy is issued with a benefit rider referred to as the “Income Advantage Rider.” The Income Advantage Rider for your Policy will include the terms of your Guaranteed Lifetime Withdrawal Benefit (including the optional step-up benefit, if elected). You must select either a single life or joint life payment option for the GLWB. The Income Advantage Rider will also include the terms of the optional Additional Death Benefit, if elected. The optional step-up benefit for the GLWB and the Additional Death Benefit may be elected for additional ongoing charges.
Because the Policy is issued with a Guaranteed Lifetime Withdrawal Benefit, the Policy is intended for investors who expect to take regular withdrawals from the Policy. However, you should carefully consider the risks associated with withdrawals. The Policy may not be appropriate for you if you expect to take withdrawals prior to the end of the surrender charge period (which may result in significant surrender charges), withdrawals from an Index Account Option prior to the end of a Crediting Period (which may result in negative Interim Value adjustments that result in significant loss), or Excess Withdrawals under the GLWB (which may significantly reduce or terminate the benefit’s guarantee). Withdrawals may also be subject to taxes and tax penalties, and may significantly reduce Policy benefits (including the death benefit).
PHASES OF THE POLICY
The Policy, like all deferred annuity policies, has two phases: (1) an “accumulation phase” for retirement savings and (2) an “income phase” for a stream of income.
The Accumulation Phase
To help you accumulate assets during the accumulation phase, you can invest your premium payments in (and at certain times transfer Policy Value among) the Policy’s available Allocation Accounts. The available Allocation Accounts currently include several Index Account Options and a Fixed Account Option, which are summarized below. Additional information about each Allocation Account is provided in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY.
Index Account Options. Each Index Account Option is linked to the performance of an Index for a Crediting Period. We are currently offering Index Account Options with a 1-year, 2-year, or 6-year Crediting Period. Not all Crediting Period lengths are available with all Index Account Options. We will apply an Index Credit (i.e., positive or negative interest) at the end of a Crediting Period to amounts allocated to an Index Account Option based, in part, on the performance of the Index (i.e., the Index Change). You could lose a significant amount of money if the Index declines in value.
We limit the amount of negative Index Change used in calculating Index Credit for an Index Account Option at the end of its Crediting Period. Each Index Account Option provides a level of protection against a negative Index Change based on the applicable Downside Protection Type and associated rate. The only Downside Protection Type that we currently offer is Buffer, and each Index Account Option’s Buffer has an associated Buffer Rate. A Buffer provides only limited protection from a negative Index Change. A negative Index Change in excess of the Buffer Rate will result in loss, which could be significant. For example, if the Index Change is -25% and the Buffer Rate is 10%, we will apply a -15% Index Credit (the amount of negative Index Change that exceeds the Buffer Rate) at the end of the Crediting Period, meaning you will experience a 15% loss.

  An Index Account Option with a 10% Buffer Rate will always be available under the Policy.
  In the future, if we offer a new Index Account Option that includes a Buffer, there is no pre-specified minimum Buffer Rate. While we will not offer any Index Account Options that provide for no downside protection, we may offer Index Account Options that provide only minimal limits on Index losses.
We may limit the positive Index Change used in calculating Index Credit for an Index Account Option at the end of its Crediting Period. Each Index Account Option has a Growth Opportunity Type that may limit your positive Index returns. The only Growth Opportunity Types that we currently offer are (i) Cap, with an associated Cap Rate; (ii) Participation, with an associated Participation Rate; and (iii) Edge and Edge+, with an associated Edge Rate and Edge+ Rate. These Growth Opportunity Types may limit positive Index returns in the following manner:
  Cap – If you select an Index Account Option with Cap, you will participate in a positive Index Change up to the Cap Rate, but no positive Index Change beyond the Cap Rate. For instance, if you select an Index Account Option with a Cap Rate of 5%, and at the end of the Crediting Period the Index Change is 15%, your Index Credit Rate would be +5%, meaning you will experience a 5% gain.
For new Crediting Periods, the lowest Cap Rate that may be established under the Policy is 2%.
  Participation – If you select an Index Account Option with Participation, you will participate in a percentage of a positive Index Change, and that percentage will be the Participation Rate. For instance, if you select an Index Account Option with a Participation Rate of 80%, and at the end of the Crediting Period the Index Change is 10%, your Index Credit Rate would be +8%, meaning you will experience an 8% gain (i.e., 10% x 80% = 8%). Please note:
    A Participation Rate equal to 100% means that you will fully participate in a positive Index Change.
    A Participation Rate less than 100% means that you will not fully participate in a positive Index Change.
    We may declare Participation Rates greater than 100%, which would have the effect of increasing your Index Credit Rate beyond the Index Change.
Currently, all Index Account Options with Participation have a 6-year Crediting Period. Also, they are all designated as “Credit Advantage,” which means an additional charge will apply for any Index Account Option with Participation that you select. See POLICY FEATURES – Credit Advantage below.
For new Crediting Periods, the lowest Participation Rate that may be established under the Policy is 10%.
For an Index Account Option with a Participation Rate of 10%, and at the end of the Crediting Period the Index Change is 10%, your Index Credit Rate would be +1%, meaning you will experience a 1% gain (i.e., 10% x 10% = 1%).
  Edge and Edge+ – If you select an Index Account Option with Edge and Edge+, a positive Index Credit will apply at the end of the Crediting Period if the Index Change is positive, zero, or to a limited extent, negative.
    If the Index Change is positive or zero, the Index Credit Rate will be positive, equal to the Edge+ Rate. For example, if you select an Index Account Option with an Edge Rate of 5% and an Edge+ Rate of 7%, and at the end of the Crediting Period the Index Change is 10%, your Index Credit Rate would be +7% (i.e., the Edge+ Rate).
    If the Index Change is negative, but does not exceed the Buffer Rate, the Index Credit Rate will be positive, equal to the Edge Rate. For example, if you select an Index Account Option with a Buffer Rate of 10%, an Edge Rate of 5%, and an Edge+ Rate of 7%, and at the end of the Crediting Period the Index Change is -6%, your Index Credit Rate would be +5% (i.e., the Edge Rate).
    If the Index Change is negative, and does exceed the Buffer Rate, your Index Credit Rate will be negative. The negative Index Credit Rate will equal the negative Index Change in excess of the Buffer Rate.
For new Crediting Periods, the lowest Edge Rate and Edge+ Rate that may be established under the Policy is 2%.

We currently offer two categories of Index Account Options: “Basic Index Account Options” and “Enhanced Index Account Options.”
  Each available Basic Index Account Option has the following design elements: an Index; a Crediting Period (1, 2, or 6 years); Buffer as its Downside Protection Type; and Cap, Participation, or Edge and Edge+ as the Growth Opportunity Type.
  Each available Enhanced Index Account Option has the following design elements: an Index, a 6-year Crediting Period, Buffer as its Downside Protection Type, and Cap as the Growth Opportunity Type. In addition, unlike Basic Index Account Options, each Enhanced Index Account Option has an additional feature (e.g., reset feature) that may help to increase Index gains or decrease Index losses, but is not guaranteed to do so.
Currently, we are only offering one type of Enhanced Index Account Option: “Best Entry.” Each “Best Entry” Enhanced Index Account Option has an Initial Index Value reset feature. With this feature, the Initial Index Value may automatically reset from the Index Value on the Crediting Period start date to a lower Index Value that occurred after the Crediting Period began. This may help to increase Index gains or decrease Index losses in the event that the Index declines in value during a specified time period after the Crediting Period start date.
We expect to add and remove investment options from time to time. We will always offer the following Index Account Option: S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 2.00% for new Crediting Periods), no Credit Advantage Fee (subject to our right of Index substitution).
Fixed Account Option. If you invest in the Fixed Account Option, we guarantee your principal and a fixed annual interest rate for a 1-year Crediting Period. We will credit compound interest daily throughout the Crediting Period based on the annual interest rate we declared for that Crediting Period.
The Income Phase
In addition to the Guaranteed Lifetime Withdrawal Benefit, the Policy has an annuitization feature. After your third Policy Anniversary (or earlier if required by state law), you may elect to annuitize your Policy, converting your accumulated assets into a stream of guaranteed income payments from us. This is the Policy’s income phase. The Policy includes multiple fixed income options from which you can select.
If you have not annuitized your Policy by the latest Annuity Commencement Date (i.e., Policy Anniversary on or following the Annuitant’s 99th birthday (or earlier if required by state law)), your Policy will automatically enter the income phase and your remaining Policy Value will be applied to a fixed income option of your choosing. In that circumstance, in addition to the other fixed income options, you may choose to continue the income stream provided by your GLWB (in accordance with your payment elections). If you do not make a selection, the fixed income option “Life with 10 Years Certain” will be selected for you unless we agree to another method of payment.
When your Policy enters the income phase, the accumulation phase ends. You cannot invest in any Allocation Accounts during the income phase, and you cannot withdraw money from your Policy during the income phase. All benefits from the accumulation phase terminate at the beginning of the income phase, including the GLWB. The death benefit (including the GMDB rider, if applicable) will also terminate, although certain fixed income options may provide for an amount payable upon death.
Generally, you should not elect to annuitize the Policy before the latest Annuity Commencement Date unless the annual amount of your annuity payments would be greater than your annual Rider Withdrawal Amount and you are otherwise willing to give up the benefit of your GLWB. Before annuitizing or selecting a fixed income option, you should consult with a financial professional and contact us for a comparison of the different payout options based on your Policy.

POLICY FEATURES
Guaranteed Lifetime Withdrawal Benefit. The purpose of the GLWB is to provide a lifetime stream of income. The GLWB guarantees the ability to take withdrawals up to at least a certain percentage of your Withdrawal Base each Rider Year beginning on the Income Declaration Date, regardless of investment performance, so long as you do not take Excess Withdrawals and other conditions are met. If your Policy Value is reduced to zero during the accumulation phase for any reason other than an Excess Withdrawal, we will pay the Rider Withdrawal Amount each Rider Year for life pursuant to your payment election (i.e., single life or joint life). All withdrawals under the GLWB (including withdrawals of the Rider Withdrawal Amount and Excess Withdrawals) are subject to significant risks. See ACCESS TO YOUR MONEY below.
Step-up Benefit. There is no additional charge for the GLWB unless you elect the optional step-up benefit. If you elect the step-up benefit, you will pay Guaranteed Lifetime Withdrawal Rider Fees in exchange for the possibility of an automatic increase (i.e., step-up) to your Withdrawal Base on the Income Declaration Date. You will continue to pay Guaranteed Lifetime Withdrawal Rider Fees after the Income Declaration Date, even if a step-up did not occur. You cannot terminate the step-up benefit (and stop paying the additional ongoing charge) without Surrendering or annuitizing the Policy (which will also terminate your GLWB). If you elect the step-up benefit, but Surrender the Policy prior to the Income Declaration Date, you may qualify to have some or all of your Guaranteed Lifetime Withdrawal Rider Fees returned to you.
Credit Advantage. If you invest in an Index Account Option (Basic or Enhanced) with a Growth Opportunity Type designated as “Credit Advantage,” each time you (a) enter a new Crediting Period for that Index Account Option or (b) reallocate into the remaining Crediting Period for that Index Account Option upon exercise of Early Re-Entry, you will pay an additional fee. In exchange for the additional fee, the Growth Opportunity Type will provide more upside potential, based on the rates we declare, than would be provided if the Growth Opportunity Type were not designated as Credit Advantage. There is no guarantee that the increased upside potential of a Credit Advantage Growth Opportunity Type will result in gains at least equal to the additional fee or any gains at all. The additional fee will increase any losses and may decrease any gains.
Performance Lock+. On any Business Day between the first and last day of the Crediting Period for an Index Account Option, you may exercise the Performance Lock feature. If you exercise Performance Lock, your Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) on the Performance Lock Date is “locked-in” and transferred to the Performance Lock Account, where it will remain until the next Allocation Anniversary unless (a) earlier withdrawn or annuitized or (b) Early Re-Entry is exercised. The amount held in the Performance Lock Account will be credited compound interest daily based on the annual interest rate in effect on that day, and will be reduced on a dollar-for-dollar basis for any fees, charges, or withdrawals deducted from the Performance Lock Account. If you exercise Performance Lock, and do not subsequently exercise Early Re-Entry, you will not participate in Index performance and you will not receive an Index Credit at the end of the Crediting Period. Performance Lock is irrevocable once exercised. You will not know the locked-in Interim Value upon exercising Performance Lock. If you lock-in a negative Interim Value adjustment, you will be locking-in a loss, which could be significant.
Early Re-Entry allows you to reallocate into a previously locked Index Account Option for the remainder of the Crediting Period. After the Performance Lock Date, Early Re-Entry can be exercised on any Allocation Monthiversary prior to the next Allocation Anniversary. The decision to exercise Early Re-Entry is irrevocable and entails significant risk. See EARLY RE-ENTRY RISK. Upon exercising Early Re-Entry, the amount held in the Performance Lock Account will be reallocated to the remaining Crediting Period for the previously locked Index Account Option. The original Buffer Rate will apply to the remaining Crediting Period; however, the Cap Rate, Participation Rate, or Edge Rate and Edge+ Rate, as applicable, will be reset. The reset rate(s) will be lower than the original rate(s) for the Crediting Period. The reset rate(s) will be declared by us prior to each Allocation Monthiversary. The reset Cap Rate, Participation Rate, or Edge Rate and Edge+ Rate for the remaining Crediting Period will be no less than 0.10%.
Performance Lock is available for all Index Account Options. Early Re-Entry is available for all Index Account Options except “Best Entry” Enhanced Index Account Options. You may exercise Performance Lock and Early Re-Entry multiple times during the same Crediting Period. Please note that each time you exercise Early Re-Entry for an Index Account Option designated as “Credit Advantage,” you will owe Credit Advantage Fees for the remaining Crediting Period.

Access to Your Money. You may Surrender your Policy, or withdraw a portion of your Policy Value, at any time during the accumulation phase. However, a Surrender or withdrawal is subject to significant risk, including the following:
  A Surrender or any withdrawal (including withdrawals of the Rider Withdrawal Amount) may result in surrender charges, negative Interim Value adjustments, taxes, and tax penalties, as well as the deduction of Policy fees and charges.
  A withdrawal (or Policy fee or charge deducted) prior to the end of a Crediting Period for an Index Account Option will result in a proportionate reduction to your Index Base. The reduction may be greater than the amount withdrawn (or fee or charge deducted). The reduced Index Base will result in lower Interim Values for the remainder of the Crediting Period and less gain (if any) or more loss at the end of the Crediting Period. The negative impact to your Policy Value and benefits may be significant.
  A withdrawal will reduce the death benefit, perhaps significantly. If the GMDB rider has been elected, the death benefit will be subject to a reduction that may be greater than the amount withdrawn.
  Excess Withdrawals will reduce the guarantee of your GLWB due to reductions in your Withdrawal Base. The reduction to your benefit could be greater than the amount withdrawn. If an Excess Withdrawal reduces your Policy Value to zero, the GLWB and the Policy will immediately terminate.
  Amounts withdrawn under the Policy are not credited with an Index Credit at the end of a Crediting Period.
  Regular withdrawals, automatic withdrawals under the systematic payout option, and minimum required distributions will repeatedly expose you to the risks and consequences of withdrawals.
  Upon Surrender, your Policy and all of its benefits will terminate (including the GLWB if the full withdrawal of your cash value results in an Excess Withdrawal).
You should consult with your financial professional about the risks associated with a Surrender or withdrawal.
Additional Premium Payments. You may make additional premium payments during the accumulation phase, subject to certain restrictions. An additional premium payment may be invested in one or more of the Allocation Accounts that are available for investment at that time.
Fixed Holding Account. Before an initial or additional premium payment is allocated to an Allocation Account, it will be held in the Fixed Holding Account until the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first. On such day, the premium payment (plus any accrued interest) will be allocated to the appropriate Allocation Account(s) and the Crediting Period(s) will begin on that day. Amounts held in the Fixed Holding Account are credited compound interest daily.
Tax Treatment. Earnings (if any) under your Policy are generally tax-deferred. Income taxes generally apply only upon making a Surrender or withdrawal, receiving a payment from us, or payment of the death benefit. Amounts withdrawn from the Policy may also be subject to a 10% additional tax, in addition to ordinary income taxes, if taken before age 59½.
Death Benefit. The Policy has either (a) a guaranteed minimum death benefit under the GMDB rider or (b) a Policy Value / cash value death benefit. If your Policy does not include the GMDB rider, the Policy Value / cash value death benefit will apply. Once your Policy is issued, your death benefit cannot be changed.
  Guaranteed Minimum Death Benefit (GMDB Rider). The GMDB rider may be added to your Policy at the time of purchase, provided that the Annuitant is younger than age 81 as of the date that the Policy application is signed. The GMDB rider may be a standard or optional benefit depending on the Annuitant’s age as of the date that the Policy application is signed. If the Annuitant is younger than age 71, the GMDB rider is a standard benefit that is automatically added to your Policy for no additional charge. If the Annuitant is age 71 to 80, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge.
The GMDB rider may only be added to your Policy at the time you purchase the Policy (under limited circumstances, the GMDB rider may be re-elected after termination of the rider, following the death of the Owner or Annuitant). The GMDB rider provides for a guaranteed minimum death benefit equal to total premium payments, reduced for withdrawals, and is payable only upon the death of the Annuitant during the accumulation phase. If the Owner (who is not also the Annuitant) pre-deceases the Annuitant, the death benefit will be equal to the Policy’s cash value (i.e., the Policy Value less any applicable surrender charge).

  Policy Value / Cash Value Death Benefit. If the GMDB rider is not in effect under your Policy, the Policy includes a Policy Value or cash value death benefit for no additional charge. Upon the death of the Annuitant during the accumulation phase, the death benefit will equal the Policy Value (i.e., the total value of your investment in the Accounts, with no deduction for any surrender charges). Upon the death of the Owner (who is not also the Annuitant), the death benefit will be equal to the Policy’s cash value (i.e., the Policy Value less any applicable surrender charge).
Additional Death Benefit. You may elect the Additional Death Benefit as part of your Income Advantage Rider for additional ongoing charges. The Additional Death Benefit is payable (in addition to the death benefit) if the Annuitant dies during the accumulation phase. The additional amount is intended to help alleviate the burden of taxes on the death benefit. You cannot terminate the Additional Death Benefit (and stop paying the additional charges) without Surrendering or Annuitizing your Policy.
Rider Reset. Following the sixth (6th) Rider Anniversary and every Rider Anniversary thereafter, you may elect a Rider Reset (subject to Issue Age restrictions). A Rider Reset will terminate the existing Income Advantage Rider for your Policy and immediately add a new Income Advantage Rider to your Policy. The new Income Advantage Rider will be subject to the terms we are then offering. Please note, your Income Advantage Rider elections cannot be changed as part of a Rider Reset.
POLICY ADJUSTMENTS
You could lose a significant amount of money due to a negative Interim Value adjustment if amounts are removed from an Index Account Option prior to the end of a Crediting Period. An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i) a fee or charge is deducted from that Index Account Option; (ii) you take a Surrender or any withdrawal from that Index Account Option; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature for that Index Account Option. An Interim Value adjustment may be positive, negative, or equal to zero. A negative Interim Value Adjustment will result in loss.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY
	FEES, EXPENSES, AND ADJUSTMENTS	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Surrender Charges. If you Surrender or withdraw money from the Policy during the first six years after your purchase the Policy or make an additional premium payment, you may be assessed a surrender charge of up to 8% (as a percentage of premium payments Surrendered or withdrawn). For example, if you were to make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 investment. This loss will be greater if there are negative Interim Value adjustments, taxes, or tax penalties.

Interim Value Adjustments. If all or a portion of your Policy Value is removed from an Index Account Option before the end of its Crediting Period, an Interim Value adjustment will apply, which may be negative. In extreme circumstances, it is possible to lose up to 100% of your investment in an Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings). For example, if you allocated $100,000 to an Index Account Option with 2-year Crediting Period and make a withdrawal before the 2 years have ended, you could lose up to $100,000 due to a negative Interim Value adjustment. This loss will be greater if you also have to pay surrender charges, taxes, or tax penalties.

An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i) a fee or charge is deducted; (ii) you take a Surrender or any withdrawal; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature.
FEE TABLE EXPENSES AND ADJUSTMENTS – SURRENDER CHARGES EXPENSES AND ADJUSTMENTS –INTERIM VALUE ADJUSTMENT
Are There Transaction Charges?	Yes. In addition to surrender charges and Interim Value adjustments, you may also be assessed a fee for requesting special services (e.g., overnight delivery).	FEE TABLE EXPENSES AND ADJUSTMENTS – SPECIAL SERVICE FEES
Are There Ongoing Fees and Expenses?
Yes.
There is an implicit ongoing fee on the Index Account Options to the extent that your participation in Index gains is limited by either a Cap Rate, Participation Rate, or an Edge Rate or Edge+ Rate. This means that your returns may be lower than the Index’s returns. In exchange for accepting a limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.

The table below describes the fees and expenses that you may pay each year, depending on the Allocation Accounts and optional benefits you choose. Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.
FEE TABLE EXPENSES AND ADJUSTMENTS APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY

Annual Fee	Minimum	Maximum
Base Contract	0.00%[1]	See Rate Sheet Supplement[2,3]
Optional benefits available for an additional charge (for a single optional benefit, elected)	0.50%[4]	See Rate Sheet Supplement[5]
1)       Reflects the base GLWB (no optional step-up benefit). Also reflects the current annual service charge ($0 or 0%).
2)       Will reflect the annualized fee percentage if you invest in an Index Account Option with a Growth Opportunity Type designated as “Credit Advantage.” The annualized fee is 1.25% (as a percentage of Policy Value allocated to that Index Account Option on the first day of either (i) a new Crediting Period or (ii) the remaining Crediting Period after exercise of Early-Re-Entry). The Credit Advantage Fee is assessed at the end of the Crediting Period after the Index Credit. However, a portion of the Credit Advantage Fee will be due if taking a partial withdrawal of the Index Account Value before the end of the Crediting Period. Furthermore, if taking a full withdrawal of the Index Account Value before the end of the Crediting Period or exercising Performance Lock, the entire Credit Advantage Fee becomes due. (For example, if you select a 6-year Crediting Period, the total Credit Advantage Fee for that Crediting Period would be 7.50% (i.e., 1.25% x 6). If you were to take a full withdrawal of the Index Account Option Value or exercise Performance Lock after 1 year, you would still pay the full 7.50%.)
3)       Will reflect a 2.00% service charge. The maximum annual service charge is the lesser of $50 or 2.00% (as a percentage of your Policy Value as of your Policy Anniversary, before the deduction of any fees or charges).
4)       The fee for the optional GMDB rider (as a percentage of the GMDB Benefit Base), applicable to Issue Ages 71-80. There is no charge for the GMDB rider for Issue Ages 0-70.
5)       Will reflect the Guaranteed Lifetime Withdrawal Rider Fee Percentage that we are currently charging for the GLWB’s optional step-up benefit (as a percentage of the Withdrawal Base or Policy Value, whichever is greater).
Because your Policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Policy, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Policy, which could add surrender charges and negative Interim Value adjustments that substantially increase costs

	Lowest Annual Cost	Highest Annual Cost
	See Rate Sheet Supplement	See Rate Sheet Supplement
Assumes:
•Investment of $100,000 in an Index Account Option
• 5% annual appreciation
• No Credit Advantage
• No Step-up benefit for GLWB
• No optional benefits
• GMD rider (Issue Age 0-70)
• No sales charges
• No additional premium payments, transfers, or withdrawals

Assumes:
• Investment of $100,000 in an Index Account Option
• 5% annual appreciation
• Credit Advantage
• Step-up benefit for GLWB
• Additional Death Benefit
• GMDB rider (Issue Age 71-80)
• No sales charges
• No additional premium payments, transfers, or withdrawals
• 0% Interim Value adjustments

	RISKS		Location in Prospectus
Is There a Risk of Loss From Poor Performance?
Yes.
• You can lose money by investing in this Policy, including the loss of principal.
• Each available Index Account Option has a Buffer downside feature that provides only limited protection against any negative Index rate of return that may be charged to your investment at the end of a Crediting Period.
• At the end of a Crediting Period, the maximum amount of loss that you could experience from negative Index performance, after taking into account the current limits on Index loss provided under the Policy, is 90% for an Index Account Option with a 10% Buffer Rate, 85% for an Index Account Option with a 15% Buffer Rate, or 80% for an Index Account Option with a 20% Buffer Rate.
• We will always offer an Index Account Option with a 10% Buffer Rate.
PRINCIPAL RISKS OF INVESTING IN THE POLICY

Is this a Short-Term Investment?
No.
• This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
• The Policy’s tax deferral and long-term income features are generally more beneficial to investors with a long time horizon.
• Amounts withdrawn from the Policy may result in surrender charges, taxes, and tax penalties. Withdrawals could result in significant reductions to Policy Value, the GLWB, the death benefit, and other Policy benefits. In addition, withdrawing or otherwise removing amounts from an Index Account Option before the end of its Crediting Period may result in a negative Interim Value adjustment and loss of positive Index performance.
• Partial withdrawals taken, and fees and charges deducted, from an Index Account Option before the end of its Crediting Period will result in a proportionate reduction to your Index Base. The reduction to your Index Base may be greater than the amount withdrawn or the fee or charge deducted. Reductions to your Index Base will result in lower Interim Values for the remainder of the Crediting Period and less Index Credit (if any) at the end of the Crediting Period. The negative impact to your Policy Value and Policy benefits may be significant.
• At the end of a Crediting Period, Policy Value in the matured Allocation Account will be reinvested, transferred, withdrawn, or annuitized per your instructions. In the absence of such instructions, Policy Value in the matured Allocation Account will be automatically reinvested in the same Allocation Account for another Crediting Period (with the Cap Rate, Participation Rate, Edge Rate and Edge+ Rate, or annual interest rate applicable to a new Crediting Period). If the matured Allocation Account is no longer available for investment, Policy Value in the matured Allocation Account will be automatically transferred to the Fixed Account Option with a 1-year Crediting Period by default.
PRINCIPAL RISKS OF INVESTING IN THE POLICY

What are the Risks Associated with the Investment Options?
• An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Allocation Accounts available under the Policy.
• Each Allocation Account, including each Index Account Option and the Fixed Account Option, has its own unique risks. You should review the available Allocation Accounts before making an investment decision.
• The Cap Rate, Participation Rate, or Edge Rate and Edge+ Rate for an Index Account Option, as applicable, may limit positive Index returns (e.g., limited upside). This limit may result in you earning less than the Index’s return. For example:
o If the Index Change is 12% and the Cap Rate is 4%, we will apply an Index Credit equal to +4% at the end of the Crediting Period.
o If the Index Change is 12% and the Participation Rate is 50%, we will apply an Index Credit equal to +6% (i.e., 12% x 50% = 6%) at the end of the Crediting Period.
o If the Index Change is 12% and the Edge+ Rate is 5%, we will apply an Index Credit equal to +5% at the end of the Crediting Period.
• While the Edge and Edge+ Growth Opportunity Type may provide for a positive Index Credit in the event of negative Index performance, there is no guarantee of investment gain. Like any other Index Account Option, a negative Index Change in excess of the Buffer Rate will result in loss, which could be significant.
• The Buffer Rate for an Index Account Option will limit negative Index returns (e.g., limited protection in the case of market decline). For example, if the Index Change is -25% and the Buffer Rate is 10%, we will apply an Index Credit equal to -15% (the amount of negative Index Change that exceeds the Buffer Rate) at the end of the Crediting Period, meaning your investment will decrease in value by 15%. You bear all loss that exceeds the Buffer.
• Each “Best Entry” Enhanced Index Account Option has an Initial Index Value reset feature that may help to increase Index gains or decrease Index losses, but it is not guaranteed to do so. Furthermore, these Index Account Options are subject to the same risks associated with Cap (i.e., limited upside) and Buffer (i.e., limited protection).
• For each Index, Index performance is on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends paid on the securities composing the Index. Certain Indexes also deduct fees and costs that will reduce Index performance. These factors will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index or a direct investment in an ETF serving as an Index.
PRINCIPAL RISKS OF INVESTING IN THE POLICY
What are the Risks Related to the Insurance Company?
An investment in the Policy is subject to risks related to the Company. Any obligations (including under the Fixed Account and the Index Accounts), guarantees, or benefits under the Policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Transamerica Life Insurance Company, including our financial strength ratings, is available by visiting transamerica.com or by calling toll-free (800) 525-6205.
PRINCIPAL RISKS OF INVESTING IN THE POLICY

	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes. There may be restrictions that limit the Allocation Accounts you may choose, and there are limitations on the transfer of Policy Value among Allocation Accounts.
• Transfers from an Allocation Account are permitted only at the end of the Allocation Account’s Crediting Period (or on the next Allocation Anniversary if you exercised Performance Lock but not Early Re-Entry).
• The Fixed Account Option may not always be available for investment.
• We reserve the right to add or remove Index Account Options. We guarantee that the following Index Account Option will always be available for investment (subject to our right of Index substitution): S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 2.00% for new Crediting Periods), no Credit Advantage Fee. This may be the only Index Account Option that we offer in the future.
• Each Index Account Option’s limit on Index losses (i.e., Buffer Rate) will not change for so long as that Index Account Option remains available. However, because we reserve the right to add and remove Index Account Options, the limits on Index loss offered under the Policy may change from one Crediting Period to the next.
• We may change the features of an Index Account Option from one Crediting Period to the next, including the Index and the current limit on Index gain (i.e., the Cap Rate, Participation Rate, or Edge Rate and Edge+ Rate, subject to minimum guarantees).
• We reserve the right to substitute the Index for an Index Account Option during its Crediting Period.
• We reserve the right to limit or refuse additional premium payments.
• The availability of Allocation Accounts may vary depending on your state or the financial intermediary through which the Policy is sold.

PREMIUM PAYMENTS
FIXED ACCOUNT OPTION
INDEX ACCOUNT OPTIONS
SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT
APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY
APPENDIX D - STATE VARIATIONS
APPENDIX H: FINANCIAL INTERMEDIARY VARIATIONS

Are There any Restrictions on Policy Benefits?
Yes. There are restrictions and limitations relating to the benefits offered under the Policy (e.g., GLWB, death benefits, Performance Lock).
• Except as otherwise provided, Policy benefits may not be modified or terminated by the Company.
• For the GLWB:
•You cannot terminate the GLWB without Surrendering or annuitizing the Policy.
• Withdrawals under the GLWB (including withdrawals of the Rider Withdrawal Amount) may be subject to surrender charges, negative Interim Value adjustments, taxes and tax penalties, as well as other negative consequences (e.g., reductions to the death benefit and proportionate reductions to the Index Bases for your Index Account Options).
• Excess Withdrawals may affect the availability of the GLWB by reducing the guarantee by an amount greater than the value withdrawn, and could terminate the benefit and the Policy.
• For Performance Lock+:
• Exercising Performance Lock for an Index Account Option will result in an Interim Value adjustment, which may be negative and result in significant loss.
• Exercising Early Re-Entry will re-expose your investment to the possibility of Index losses, negative Interim Value adjustments, and reductions to your Index Base.
•Early Re-Entry is not available for all Index Account Options.
• Withdrawals may significantly reduce the death benefit (as well as the optional Additional Death Benefit, if elected).  If your Policy has the GMDB rider, any withdrawal will reduce the guaranteed minimum death benefit. Withdrawals may result in reductions to the benefit that are greater than the amount withdrawn.
•If you own the GMDB rider, a withdrawal will reduce the death benefit. The reduction could be greater than the amount withdrawn.
The availability of Policy benefits may vary depending on your state or the financial intermediary through which the Policy is sold.

INDEX ACCOUNT OPTIONS – PERFORMANCE LOCK+
ACCESS TO YOUR MONEY
BENEFITS AVAILABLE UNDER THE POLICY
INCOME ADVANTAGE RIDER
DEATH BENEFIT
APPENDIX D - STATE VARIATIONS
APPENDIX H: FINANCIAL INTERMEDIARY VARIATIONS

	TAXES	Location in Prospectus
What are the Policy’s Tax Implications?
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
•If you purchase the Policy as an individual retirement account (IRA) or through a tax qualified plan, you do not get any additional tax benefit.
•You will generally not be taxed on increases in the value of your Policy until they are withdrawn. Earnings on your Policy are taxed at ordinary income tax rates when withdrawn, and you may have to pay a penalty if you take a withdrawal before age 59½.
TAX INFORMATION
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this Policy to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica Capital, LLC, is the principal underwriter and may share the revenue we earn on this Policy with your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or for which the professional is compensated less.
DISTRIBUTION
Should I Exchange My Policy?
If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.
DISTRIBUTION

FEE TABLE
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and Surrendering or making withdrawals from an Allocation Account or from the Policy. Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, Surrender or make withdrawals from an Allocation Account or from the Policy, or transfer Policy Value between Allocation Accounts. State premium taxes may also be deducted.
Transaction Expenses
Sales Load Imposed on Purchases	None
Surrender Charge[1] (as a percentage of premium payments Surrendered or withdrawn)	8.00%
Special Service Fee[2]	$50
Transfer Fee	None

1. The surrender charge, if any, applies to each premium payment Surrendered or withdrawn regardless of how Policy Value is allocated among the Allocation Accounts. The surrender charge decreases based on the number of years since a premium payment was made according to the following schedule:
Number of Years Since Premium Payment Date	Surrender Charge
Year 0-1	8.00%
Year 1-2	8.00%
Year 2-3	7.00%
Year 3-4	6.00%
Year 4-5	5.00%
Year 5-6	4.00%
Year 6 or more	0.00%
Under the Policy’s “surrender charge-free amount,” you can withdraw a portion of your Policy Value each Policy Year free of surrender charges. The surrender charge-free amount each Policy Year is equal to the greater of (1) 10.00% of your total premium payments, less any withdrawals taken during the current Policy Year; and (2) earnings, plus premiums no longer subject to surrender charges. Withdrawals under the GLWB (including withdrawals of the Rider Withdrawal Amount) in excess of the surrender charge-free amount may be subject to surrender charges. Surrender charges may be waived in certain situations. See ACCESS TO YOUR MONEY – SURRENDER CHARGE WAIVERS for more information.
2. We currently assess the charge only for overnight delivery and duplicate policies. We reserve the right to assess the charge for other special services in the future, including non-sufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted forms, and asset verification requests from mortgage companies. We may charge a fee for each service performed and fees may vary based on the type of service but will not exceed the maximum Special Service Fee shown.
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Policy Value is removed from an Index Account Option before the expiration of its Crediting Period.
Adjustments
Interim Value Adjustment Maximum Potential Loss[1] (as a percentage of your Policy Value in an Index Account Option)	100.00%

  An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i) a fee or charge is deducted; (ii) you take a Surrender or any withdrawal; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature.

The next table describes the fees and expenses that you will pay each year during the time that you own the Policy. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses
Service Charge[1]	Lesser of 2.00% or $50
Base Contract Charges	1.25%
Credit Advantage Fee[2]
(as an annualized percentage of Policy Value allocated to an Index Account Option with Credit Advantage as of the first day of either (i) a new Crediting Period or (ii) the remaining Crediting Period after exercise of Early-Re-Entry)

Optional Benefit Expenses
Guaranteed Minimum Death Benefit Rider Fee (for optional GMDB rider Issue Ages 71-80)[3]	0.50%
(as a percentage of the Guaranteed Minimum Death Benefit Base)
Guaranteed Lifetime Withdrawal Rider Fee (for optional step-up benefit)[4]
(as a percentage of the Withdrawal Base or Policy Value, whichever is greater)
Single Life	2.50%
Joint Life	2.50%
Additional Death Benefit Fees (for optional Additional Death Benefit)[5]	1.00%
(as a percentage of Policy Value)
  The service charge is deducted on each Policy Anniversary prior to the Annuity Commencement Date and when you Surrender the Policy. Each time we deduct this charge, it will not exceed 2.00% (as a percentage of your Policy Value, before the deduction of any fees or charges on that date) or a maximum of $50, whichever is less, and we will waive the charge if your Policy Value, or if your total premium payments minus prior withdrawals, on that date is at least equal to the minimum amount specified in your Policy. The current annual service charge is $0.
  This fee is applicable only if you invest in an Index Account Option with a Growth Opportunity Type designated as “Credit Advantage.” See APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY. The annualized fee percentage for an Index Account Option with Credit Advantage will not change for the life of the Policy. The dollar amount of the Credit Advantage Fee is calculated at the beginning of either (i) a new Crediting Period or (ii) the remaining Crediting Period after exercise of Early-Re-Entry. The Credit Advantage Fee is assessed at the end of the Crediting Period after the Index Credit. However, a portion of the Credit Advantage Fee will be due if taking a partial withdrawal of the Index Account Value before the end of the Crediting Period. Furthermore, if taking a full withdrawal of the Index Account Value before the end of the Crediting Period or exercising Performance Lock, the entire Credit Advantage Fee becomes due. For a new Crediting Period, the fee amount will equal the dollar amount allocated to the Index Account Option on the first day of the Crediting Period, multiplied by the Credit Advantage Fee percentage, multiplied by the length of the Crediting Period (in whole years). For the remaining Crediting Period after exercise of Early-Re-Entry, the fee amount will equal the dollar amount allocated from the Performance Lock Account to the previously locked Index Account Option, multiplied by the Credit Advantage Fee percentage, multiplied by the length of the Crediting Period (in whole and partial years). The Credit Advantage Fees paid prior to and upon the last exercise of Performance Lock will not be credited toward the Credit Advantage Fees owed for the remaining Crediting Period.
  The GMDB rider may be a standard or optional benefit depending on the Annuitant’s age as of the date that the Policy application is signed. If the Annuitant is younger than age 71, the GMDB rider is a standard benefit that is automatically added to your Policy for no additional charge. If the Annuitant is age 71 to 80, the GMDB rider is an optional benefit that may be elected for an additional charge, as follows:
Age of Annuitant	Fee Percentage
0-70	0.00% (No Charge)
71-80	0.50%

The applicable fee percentage will not change for the life of the rider. The fee will be calculated and deducted quarterly, on the same day of the month as the rider effective date.
  There is no additional charge for the GLWB unless you elect the optional step-up benefit. This is the maximum Guaranteed Lifetime Withdrawal Rider Fee Percentage for the step-up benefit (based on a single life or joint life payment election). The fee is calculated and deducted at the end of each Rider Quarter, on the same day of the month as the Rider Date. The Guaranteed Lifetime Withdrawal Rider Fee Percentage for a new Income Advantage Rider is provided in a Rate Sheet Supplement. The applicable Guaranteed Lifetime Withdrawal Rider Fee Percentage will not change unless (a) a step-up occurs after the third (3rd) Rider Year or (b) you exercise a Rider Reset. If you elect the optional step-up benefit, but Surrender the Policy prior to the Income Declaration Date, you may qualify to have some or all of your Guaranteed Lifetime Withdrawal Rider Fees returned to you.
  These are the maximum Additional Death Benefit Percentages for the optional Additional Death Benefit. The fees for the Additional Death Benefit are calculated and deducted at the end of each Rider Quarter, on the same day of the month as the Rider Date. The Additional Death Benefit Percentages applicable to a new Income Advantage Rider with the Additional Death Benefit are provided in a Rate Sheet Supplement. The applicable Additional Death Benefit Percentage will not change unless you exercise a Rider Reset.
In addition to the fees described above, we limit the amount you can earn on the Index Account Options. This means your returns may be lower than the Index’s returns. In exchange for accepting this limit on Index gains, you will receive some protection from Index losses.

PRINCIPAL RISKS OF INVESTING IN THE POLICY
RISK OF LOSS
An investment in this Policy is subject to the risk of loss. You may lose money, including your principal investment and previously credited earnings. Your losses may be significant.
ALLOCATION ACCOUNT AVAILABILITY RISK
We reserve the right to add and remove Allocation Accounts as available investment options. Allocation Accounts will only be added or removed through an amendment to this prospectus. We also reserve the right to make different Allocation Accounts available for investment in connection with only new premium payments (i.e., initial or additional premium payments) as opposed to at the end of a Crediting Period. There is no guarantee that an Allocation Account that you select for investment will always be available to you in the future or available with the same current limits on Index gains. Policy fees will reduce the amount of interest credited and the reallocation of Policy Value at the end of the Crediting Period.
Our only guarantee regarding the availability of Allocation Accounts is that we will always offer at least the following Basic Index Account Option for investment: S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: No lower than 2.00% for a new Crediting Period), and no Credit Advantage Fee. Please note the Index for that Index Account Option remains subject to our right of substitution. See INDEX SUBSTITUTION RISK below.
If we remove an Allocation Account, it will be closed such that no new premiums, reinvestments, or transfers will be allowed into that Allocation Account. If you are currently invested in an Allocation Account and it is removed, you may remain in that Allocation Account until the end of the Crediting Period.
With respect to Index Account Options that we may offer in the future:
  If we offer a new Index Account Option that includes a Buffer, there is no pre-specified minimum Buffer Rate.
  If we offer a new Index Account Option that includes a Cap, Participation Rate, or Edge Rate and Edge+ Rate, for new Crediting Periods, the minimum Cap Rate will be at least 2%, the minimum Participation Rate will be no lower than 10%, and the minimum Edge Rate and Edge+ Rate will be at least 2%, respectively.
  Within any guaranteed limits to which we are subject, the guaranteed minimum rate(s) associated with an Index Account Option’s upside feature and, in turn, the potential for investment gain could be minimal. Further, while we will not offer any Index Account Options that provide for no downside protection, we may offer Index Account Options that provide only minimal limits on Index losses, which would mean risk of loss of nearly the entire amount invested.
We may change the features of an Index Account Option from one Crediting Period to the next, including the Index and the current limit on Index gain (i.e., the Cap Rate, Participation Rate, or Edge Rate and Edge+ Rate, subject to minimum guarantees). Each Index Account Option’s limit on Index losses (i.e., Buffer Rate) will not change for so long as that Index Account Option remains available. However, because we reserve the right to add and remove Index Account Options, the limits on Index loss offered under the Policy may change from one Crediting Period to the next.
An Index Account Option with a 10% Buffer Rate will always be available under the Policy.
If you are not comfortable with the risk that the only Index Account Option that we may offer in the future is the S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 2.00% for new Crediting Periods), no Credit Advantage Fee (subject to our right of Index substitution), or the risk that we may not offer other Allocation Accounts in the future that are acceptable to you based on your personal preferences, risk tolerances, or time horizon, this Policy is not appropriate for you. You may Surrender your Policy (i.e., take a full withdrawal) if there are no Allocations Accounts that you wish to select, but the Surrender may be subject to surrender charges, will be subject to an Interim Value adjustment if taken before the end of a Crediting Period for an Index Account Option, may be subject to taxes (including a 10% federal penalty tax if taken before age 59 1⁄2), and your Policy and all of its benefits will terminate (including the GLWB if the full withdrawal of your cash value results in an Excess Withdrawal). You may also choose to annuitize the Policy after your third Policy Anniversary, but the annuitization will be subject to an Interim Value adjustment if taken before the end of a Crediting Period for an Index Account Option, and all benefits from the accumulation phase will terminate, including the GLWB and the death benefit.

LIQUIDITY RISK
The Policy is unsuitable as a short-term savings vehicle. We designed the Policy to be a long-term investment. If you are not a long-term investor, this Policy may not be appropriate for you.
  Transfer Limitations. The Policy restricts transfers between investment options, which will limit your ability to reallocate your Policy Value in response to changes in market conditions or your personal circumstances. You may transfer Policy Value invested in an Allocation Account only at the end of that Allocation Account’s Crediting Period (or on the next Allocation Anniversary if you exercised Performance Lock but not Early Re-Entry).
  Withdrawal and Surrender Consequences. You may take a withdrawal or a Surrender at any time during the accumulation phase; however, there may be significant risks and negative consequences associated with any such withdrawal or Surrender, including potential surrender charges, negative Interim Value adjustments, taxes and tax penalties, and other negative impacts to the value of your Policy and its benefits. See WITHDRAWAL AND SURRENDER RISK.
  Interim Values. There may be long periods of time when you cannot perform a transaction under the Policy that is not based on one or more Interim Values. For as long as you have multiple ongoing Crediting Periods for Index Account Options, there may be no time that any such transaction can be performed without the application of at least one Interim Value adjustment. See INTERIM VALUE RISK.
  Taxes. Income taxes and certain tax restrictions may apply to any withdrawal or Surrender. If taken before age 59 1⁄2, a withdrawal or Surrender may also be subject to a 10% federal penalty tax.
  Maturity. At the end of a Crediting Period, Policy Value in the matured Allocation Account will be reinvested, transferred, withdrawn, or annuitized per your instructions. In the absence of such instructions, Policy Value in the matured Allocation Account will be automatically reinvested in the same Allocation Account for another Crediting Period (with the Cap Rate, Participation Rate, Edge Rate and Edge+ Rate, or annual interest rate applicable to a new Crediting Period). If the matured Allocation Account is no longer available for investment, Policy Value in the matured Allocation Account will be automatically transferred to the Fixed Account Option by default. You will be unable to reallocate the automatically transferred Policy Value until the end of the 1-year Crediting Period for the Fixed Account Option.
  Delays in Payment. We generally make payment of any amount due from the Policy within seven days from the date we receive in good order all required information. When permitted by law, however, we may defer payment of any withdrawal or Surrender proceeds for up to six months from the date we receive your request.

INDEX PERFORMANCE RISK
The following risks related to Index performance apply when you invest in an Index Account Option:
  Negative Index Performance Could Result in Loss. The performance of any Index may fluctuate, sometimes rapidly and unpredictably. Both short-term and sustained negative Index performance, over one or multiple Crediting Periods, may cause you to lose principal or previous earnings. The historical performance of an Index does not guarantee future results. It is impossible to predict whether an Index will perform positively or negatively over the course of a Crediting Period or multiple Crediting Periods. You could lose a significant amount of money if an Index declines in value.
  Exposure to Investment Risks. When you invest in an Index Account Option, you are indirectly exposed to the investment risks associated with the linked Index. When the Index is a market index, you are indirectly exposed to the investment risks that could cause the stocks or other assets that make-up the Index to decrease in value. When the Index is an ETF, you are indirectly exposed to the investment risks associated with the ETF’s investment objective and strategies, as well as its market trading risks, all of which could cause the market price for the ETF’s shares to decrease in value. The Indexes are subject to a variety of investment risks, many of which are complicated and interrelated and all of which may adversely affect the performance of the Index. If you invest in an Index Account Option with an Index that exposes you to higher investment risks, your risk of loss may be higher depending on the Index Account Option’s downside protection.
The specific investment risks associated with the market indexes and ETFs serving as Indexes are discussed under “Additional Investment Risks for the Market Indexes” and “Additional Investments Risks for the Exchange Traded Funds (ETFs)” respectively below.
  Point-to-Point Index Change Calculations. We calculate Index Changes by comparing the value of the Index between two specific points in time, which means the performance of the Index may be negative or flat even if the Index performed positively for certain time periods between those two specific points in time. This is true even for Index Account Options with Crediting Periods that are multiple years in length.
  Exclusion of Dividends from Index Values. For each Index, Index performance is measured on a “price return” basis, not a “total return” basis. Therefore, Index Values do not include income from any dividends paid on the securities composing the Index, or any dividends or distributions paid by an ETF serving as an Index. The exclusion of dividends will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index or a direct investment in an ETF serving as an Index.
  No Rights in the Index. An investment in an Index Account Option is not an investment in the Index. Nor is it an investment in the securities that an Index seeks to track. When the Index is a market index, you are not investing in the Index (which is impossible) and you have no rights with respect to the index, the index provider, or any aspect of the index or any companies whose securities compose the index. When the Index is an ETF, you are not a shareholder in the ETF and you have no voting, dividend, liquidation, or other rights that belong to shareholders in the ETF.
  Unavailability of Index Values. The Company relies on third parties to provide Index Values. In general, Index Values are provided to the Company each Business Day. However, there may be short or extended periods of time when the Company is not provided Index Values for an Index. This may occur for a variety of reasons that are not within the Company’s control, including severe market or operational disruptions. If the Company is not provided with an Index Value on a Business Day, the Index Value for that Business Day will be the most recently provided Index Value. If the Company is later provided an Index Value for a prior Business Day for which the Company was not originally provided an Index Value, the Company will take reasonable steps to recalculate impacted Policy values and transactions.
  Evolving and Uncertain Economic Environment. In recent years, the financial markets have experienced periods of significant volatility and negative returns, contributing to an uncertain and evolving economic environment. The performance of the markets has been impacted by several interrelating factors such as, but not limited to, the COVID-19 pandemic, geopolitical turmoil, rising inflation, changes in interest rates, and actions by governmental authorities. It is not possible to predict future performance of the markets. Depending on your individual circumstances, you may experience (perhaps significant) negative returns under the Policy. You should consult with a financial professional about how market conditions may impact your investment decisions under the Policy.

Additional Investment Risks for the Market Indexes
The following Indexes are market indexes: S&P 500® Index, Fidelity World Factor Leaders IndexSM 0.5% AR, and First Trust Equity Edge IndexTM. Each market index that may serve as an Index is subject to the following risks:
  Market Risk. Each market index could decrease in value over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Negative fluctuations in the value of a market index may be significant and unpredictable.
  Equity Risk. Each market index is comprised of equity securities. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities may underperform in comparison to the general financial markets, a particular financial market, or other asset classes.
  Issuer Risk. The performance of each market index depends on the performance of individual securities that make-up the index. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
  Large-Cap Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Additional Investment Risks Related to the Fidelity World Factor Leaders IndexSM 0.5% AR. In addition to the risks identified above that apply to each of the market indexes that may serve as an Index, the Fidelity World Factor Leaders IndexSM 0.5% AR is associated with additional investment risks, such as the following:
  Performance Reduction Risk. The daily performance of this Index is reduced by 0.5% annually. Without this reduction to the return, the performance of this Index over any one year period would be approximately 0.5% higher. While this performance reduction is not a charge under the Policy, it reduces the performance of this Index and therefore may negatively impact the performance of your Policy if you select an Index Account Option that is linked to this Index. It may also cause the Index to underperform a direct investment in the securities composing the Index.
  Smaller-Cap Risk. Compared to large-capitalization companies, mid- and small-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid- and small-capitalization companies may be more volatile and less liquid than those of large-capitalization companies. These risks are generally greater for small-capitalization companies.
  Foreign Securities Risk. Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. Investments in non-U.S. companies may lose money due to political, economic, and geographic events affecting issuers of non-U.S. securities or non-U.S. markets, including geopolitical turmoil. In addition, non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
  Currency Risk. The value of the Index could decline if the currency of a non-U.S. market depreciates against the U.S. dollar. Currency exchange rates can be very volatile and can change quickly and unpredictably.
  Factor-Based Methodology Risk. The Index is designed to offer exposure to companies that are deemed to have certain characteristics (or factors), including: attractive valuations, high quality profiles, lower volatility than the broader market, and positive momentum signals. Also, the non-U.S. component of the Index is designed to offer exposure to non-U.S. companies with low correlation to the U.S. equity market. There is no guarantee that a factor-based selection methodology will enhance performance or reduce risk.
  New/Exclusive Index Risk. The Index is exclusively licensed to Transamerica for use with this Policy. If the exclusive licensing agreement is not renewed, the Index may become available through other investment vehicles or may be discontinued. The Index does not have an extensive performance history, and there may be less public information about this Index compared other market indexes like the S&P 500® Index. Inquiries regarding this Index, including requests for daily Index Values, should be directed to our Administrative Office.

Additional Investment Risks Related to the First Trust Equity Edge IndexTM. In addition to the risks identified above that apply to each of the market indexes that may serve as an Index, the First Trust Equity Edge IndexTM is associated with additional investment risks, such as the following:
  Performance Reduction Risk. The daily performance of this Index is reduced by 0.55% annually. Without this reduction to the return, the performance of this Index over any one year period would be approximately 0.55% higher. While this performance reduction is not a charge under the Policy, it reduces the performance of this Index and therefore may negatively impact the performance of your Policy if you select an Index Account Option that is linked to this Index. It may also cause the Index to underperform a direct investment in the securities composing the Index.
  Smaller-Cap Risk. Compared to large-capitalization companies, mid- and small-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid- and small-capitalization companies may be more volatile and less liquid than those of large-capitalization companies. These risks are generally greater for small-capitalization companies.
  Financial Companies Risk. The Index may have significant exposure to securities issued by financial companies. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.
  Underlying Index Methodology Risk. There can be no assurance that the stock selection criteria used by the Index’s underlying indexes, which are generally intended to identify companies with strong dividend characteristics and lower risk characteristics, will enhance performance or reduce risk. Even though the underlying indexes’ selection methodologies seek to identify companies with strong dividend characteristics, neither the Index performance nor any underlying index performance reflects any dividends or distributions paid by the component companies.
  Dividends Risk. The Index’s exposure to dividend-paying securities could cause the Index to underperform similar indexes that do not consider an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future, which could negatively affect the Index’s performance. Even though this Index includes dividend-paying securities, you will not receive any dividends paid on those securities, and any dividends paid on those securities will not be reflected in Index Values.
  New/Exclusive Index Risk. The Index is exclusively licensed to Transamerica for use with this Policy. If the exclusive licensing agreement is not renewed, the Index may become available through other investment vehicles or may be discontinued. The Index does not have an extensive performance history, and there may be less public information about this Index compared other market indexes like the S&P 500® Index. Inquiries regarding this Index, including requests for daily Index Values, should be directed to our Administrative Office.

Additional Investments Risks for the Exchange Traded Funds (ETFs)
The following Indexes are ETFs: iShares® Russell 2000 ETF and iShares® U.S. Technology ETF. Each ETF that may serve as an Index is subject to the following risks:
  Market Risk. Each ETF could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Negative fluctuations in the value of an ETF may be significant and unpredictable.
  Equity Risk. Each ETF primarily invests in equity securities. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities may underperform in comparison to the general financial markets, a particular financial market, or other asset classes.
  Issuer Risk. The performance of each ETF depends on the performance of individual securities in which the ETF invests. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
  Fees and Expenses. Each ETF is subject to fees and expenses, including management fees and transaction costs, that reduce the performance of the ETF. These fees and expenses may cause the Index to underperform a direct investment in the securities in which the ETF invests.
  Tracking Error Risk. Each ETF seeks to track the investment results of a specific market index. There is no guarantee that an ETF’s investment results will have a high degree of correlation to the index it seeks to track or that an ETF will achieve its investment objective. Each ETF may be subject to tracking error, which is the divergence of an ETF’s performance from that of the index it seeks to track. This risk may be heightened during times of increased market volatility or other unusual market conditions. Among other reasons, tracking error may result because an ETF incurs fees and expenses while the index does not.
  Market Trading Risk. Each ETF faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility, and disruptions in the creation/redemption process. Any of these factors, among others, may lead to an ETF’s shares trading at a premium or discount to net asset value.
Additional Investment Risks Related to the iShares® Russell 2000 ETF. In addition to the risks identified above that apply to each of the ETFs that may serve as an Index, this ETF is subject to additional investment risks, such as the following:
●
Small-Cap Risk. Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of small-capitalization companies may be more volatile and less liquid than those of mid- and large-capitalization companies.
Additional Investment Risks Related to the iShares® U.S. Technology ETF. In addition to the risks identified above that apply to each of the ETFs that may serve as an Index, this ETF is subject to additional investment risks, such as the following:
●
Technology Company Risk. Technology companies may have limited product lines, markets, financial resources, or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.
●
Large-Cap Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
●
Mid-Cap Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid-capitalization companies may be more volatile and less liquid than those of large- capitalization companies.

WITHDRAWAL AND SURRENDER RISK
You should fully understand the risks associated with any withdrawal or Surrender before you purchase the Policy and before you decide to take a withdrawal or Surrender. You should consult with your financial and tax professionals before you purchase the Policy or take a withdrawal or Surrender.
  The Policy may not be appropriate for you if you plan to take withdrawals from an Index Account Option before the end of the Crediting Period, especially if you plan to take ongoing withdrawals, such as regular withdrawals of the Rider Withdrawal Amount, automatic withdrawals, or minimum required distributions. This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. You should consult with a financial professional.
  A Surrender will terminate the Policy and all its benefits (including the GLWB if the full withdrawal of your cash value results in an Excess Withdrawal). See ACCESS TO YOUR MONEY.
  Charges may be deducted when you take a withdrawal or Surrender, including surrender charges. These charges may be significant. See EXPENSES AND ADJUSTMENTS.
  Index Credits will not be applied to amounts withdrawn from an Index Account Option prior to the end of a Crediting Period.
  Under the Policy’s “surrender charge-free amount” feature, you can withdraw a portion of your Policy Value each Policy Year free of surrender charges, subject to any reduction in your surrender charge-free amount for previous withdrawals during the Policy Year. The surrender charge-free amount each Policy Year is equal to the greater of (1) 10% of your total premium payments, less any withdrawals taken during the current Policy Year; and (2) earnings, plus premiums no longer subject to surrender charges. The surrender charge-free amount is determined at the time of withdrawal or Surrender. This amount is not cumulative, so any surrender charge-free amount not used in one year does not increase the surrender charge-free amount in subsequent years. If the withdrawal or Surrender is in excess of the surrender charge-free amount, you will have to pay any applicable surrender charge on the excess amount. Although surrender charges will not apply, withdrawal of the surrender charge-free amount may be subject to negative Interim Value adjustments, taxes, and tax penalties, and may result in reductions to the death benefit and proportionate reductions to your Index Base(s). Withdrawals under the GLWB (including withdrawals of the Rider Withdrawal Amount) in excess of the surrender charge-free amount may be subject to surrender charges.
  Any type of withdrawal or a Surrender taken before the end of a Crediting Period for an Index Account Option will be subject to an Interim Value adjustment, which may be negative. An Interim Value adjustment may reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period. In extreme circumstances, it is possible to lose 100% of your investment in any Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings). There could be significantly less money available to you for a withdrawal or Surrender that is processed based on an Interim Value. The application of an Interim Value may result in a loss to an Owner even if the reference Index at the time of withdrawal or Surrender is higher than at the beginning of the Crediting Period. See INTERIM VALUE RISK.
  Any type of withdrawal taken before the end of a Crediting Period for an Index Account Option will result in a proportionate reduction to your Index Base for that Index Account Option, which may reduce your gains or contribute to losses at the end of the Crediting Period and will reduce Interim Values for the remainder of the Crediting Period. A reduction to your Index Base may be greater than the amount withdrawn. See REDUCTION TO INDEX BASE RISK.
  Income taxes, federal tax penalties, and certain tax restrictions may apply to a withdrawal or Surrender. A withdrawal or Surrender may be taxable, and if taken before age 59 1⁄2, may be subject to a 10% federal penalty tax. See TAX INFORMATION – Taxation of Surrenders and Withdrawals.
  Any withdrawal you take will reduce the Policy Value (because you are taking money out of your Policy) and the amount of the death benefit, including the guaranteed minimum death benefit (perhaps significantly) if the GMDB rider is in effect. The guaranteed minimum death benefit reduction may be more than the dollar amount withdrawn. See POLICY VALUE AND CASH VALUE and DEATH BENEFIT.

  Regular withdrawals under the GLWB, automatic withdrawals under the systematic payout option, and minimum required distributions will repeatedly expose you to the risks and consequences of withdrawals, including applicable surrender charges, negative Interim Value adjustments, income taxes and tax penalties, proportionate reductions to Index Bases, and reductions to the death benefit. See ACCESS TO YOUR MONEY.
  Surrender charges do not apply to payment of the death benefit payable upon the death of the Annuitant (where the death benefit is equal to either Policy Value or, if the GMDB rider is in effect, the guaranteed minimum death benefit). Surrender charges do apply to payment of the death benefit payable upon the death of an Owner who is not also the Annuitant (where the death benefit is equal to the Policy’s cash value). See DEATH BENEFIT.
GUARANTEED LIFETIME WITHDRAWAL BENEFIT RISK
You should not purchase the Policy if the Guaranteed Lifetime Withdrawal Benefit is not appropriate for you. The GLWB is designed to help protect against the risk of poor investment performance and the risk of outliving your Policy Value. However, there is no guarantee that the GLWB will be sufficient to meet your future income needs, and there is no guarantee that you will realize any financial benefit from the GLWB. You should carefully weigh the benefits of the GLWB (and the additional ongoing charge for the optional step-up benefit) in light of the market downside protections that are already provided by the Index Account Options.
The GLWB guarantees the ability to take withdrawals up to at least a certain percentage of your Withdrawal Base each Rider Year beginning on the Income Declaration Date, regardless of investment performance, so long as you do not take Excess Withdrawals and other conditions are met. You decide when the Income Declaration Date will be by providing us notice in Good Order; however, the Income Declaration Date cannot be earlier than the Rider Anniversary after the Annuitant (or younger of the Annuitant or Annuitant’s spouse, for the joint life option) attains the Minimum Benefit Age. It could be several years before you can begin taking withdrawals of the Rider Withdrawal Amount.
All withdrawals under the GLWB – i.e., withdrawals of the Rider Withdrawal Amount and Excess Withdrawals – may result in surrender charges, negative Interim Value adjustments, taxes and tax penalties, as well as other negative consequences (e.g., reductions to your death benefit and proportionate reductions to the Index Bases for your Index Account Options). In addition, Excess Withdrawals will reduce the guarantee of your GLWB, perhaps significantly. The reduction to the guarantee will be greater than the amount withdrawn whenever your Withdrawal Base is subject to a proportionate reduction. If an Excess Withdrawal reduces your Policy Value to zero, the GLWB and the Policy will immediately terminate. Excess Withdrawals include (i) all gross withdrawals prior to the Income Declaration Date, and (ii) after the Income Declaration Date, gross withdrawals during a Rider Year in excess of the Rider Withdrawal Amount for that Rider Year. Surrender charges deducted from Policy Value upon withdrawal, if any, will count against your remaining Rider Withdrawal Amount for a Rider Year and may be deemed Excess Withdrawals.
After the Income Declaration Date, we guarantee that the Rider Withdrawal Amount for a Rider Year will never be less than the Withdrawal Base multiplied by the Withdrawal Percentage. Under the base GLWB (i.e., without the optional step-up benefit), the Rider Withdrawal Amount will never decrease from one Rider Year to the next, provided that you do not take any Excess Withdrawals. However, if you elect the optional step-up benefit, the Rider Withdrawal Amount may decrease, even if you never take an Excess Withdrawal. Under a GLWB with the optional step-up benefit, the Rider Withdrawal Amount will be calculated based on the greater of your Withdrawal Base and Policy Value. If your Policy Value is higher than your Withdrawal Base at the start of a Rider Year, withdrawals of the Rider Withdrawal Amount, fees and charges, negative Interim Value adjustments, and negative Index Credits may cause your Rider Withdrawal Amount for future Rider Years to be lower, even if you do not take an Excess Withdrawal. The optional step-up benefit is not appropriate for you if you want a guaranteed lifetime withdrawal benefit where the annual withdrawal amount is guaranteed not to decrease in the absence of excess withdrawals.

If the Policy is annuitized, all benefits from the accumulation phase terminate, including the GLWB. You do not get to keep any remaining Policy Value on the Annuity Commencement Date, as your remaining Policy Value will be applied to a fixed income option upon annuitization. If you elect to annuitize prior to the latest Annuity Commencement Date, there will be no fixed income option that allows you to continue the income stream provided by the GLWB. The income stream during the income phase will differ based on the fixed income option you select. Generally, you should not elect to annuitize the Policy before the latest Annuity Commencement Date unless the annual amount of your annuity payments would be greater than your annual Rider Withdrawal Amount. If the Policy reaches the latest Annuity Commencement Date, your Policy will automatically enter the income phase. Your GLWB will be terminated; however, in that situation, you may choose to continue the income stream provided by the GLWB by applying your remaining Policy Value to a fixed income option that provides for annual payments at least equal to your Rider Withdrawal Amount until the death of the Annuitant (single life) or later of the Annuitant and Annuitant’s spouse (joint life). Before annuitizing or selecting a fixed income option, you should consult with a financial professional and contact us for a comparison of the different payout options based on your Policy.
If you elect the optional step-up benefit, which is available for an additional ongoing charge, you will begin accruing Guaranteed Lifetime Withdrawal Rider Fees immediately. You could end up paying these fees for many years before you can take withdrawals of the Rider Withdrawal Amount. You should consider that each time the fee is deducted from an Index Account Option before the end of the Crediting Period – and the fee is deducted quarterly – the deduction will result in an Interim Value adjustment, which may be negative, and a proportionate reduction to your Index Base. As such, the deduction could result in loss, perhaps significant and perhaps greater than the amount of the fee. You cannot terminate the step-up benefit (and stop paying the additional ongoing charge) without Surrendering or annuitizing the Policy (which will also terminate your GLWB).
The optional step-up benefit provides for the possibility of a step-up to the Withdrawal Base on the Income Declaration Date. A step-up will occur only if your Policy Value on the Income Declaration Date is greater than your Withdrawal Base. There is no guarantee that a step-up will occur on the Income Declaration Date, or that the benefit of a step-up will be more valuable than the Guaranteed Lifetime Withdrawal Rider Fees you incur. Withdrawals, negative Interim Value adjustments, proportionate reductions to your Index Bases, fees and charges, Index losses, and limits on Index gains may significantly reduce the possibility of a step-up. If your Income Declaration Date is before the end of any ongoing Crediting Period for an Index Account Option, a step-up may be significantly less likely, as your Policy Value as of the Income Declaration Date will be based on one or more Interim Values. You will continue paying rider fees after the Income Declaration Date, even if a step-up did not occur. If a step-up occurs after the third (3rd  Rider Year, your Guaranteed Lifetime Withdrawal Rider Fees may be increased up to the maximum charge of 2.50%. You can reject any charge increase within 30 days following the Income Declaration Date, but you will forfeit the step-up and will continue to pay rider fees based on the original Guaranteed Lifetime Withdrawal Rider Fee Percentage.
See INCOME ADVANTAGE RIDER – GUARANTEED LIFETIME WITHDRAWAL BENEFIT.
BUFFER RISK
Buffers do not provide complete protection from loss related to negative Index performance. You assume the risk that you will incur losses to the extent that an Index Account Option’s Buffer does not protect you from negative Index performance. The following table shows the maximum potential loss due to negative Index performance at the end of a Crediting Period for each Buffer Rate that we currently offer. Please note the maximum loss at the end of a Crediting Period could be greater due to fees and charges.
Buffer Risk	Maximum Potential Loss Due to Negative Index Performance at End of Crediting Period (before fees and charges)
10.00%	90.00%
15.00%	85.00%
20.00%	80.00%

We may change index options in the future, but an Index Account Option with a 10% Buffer Rate will always be available under the Policy.
The limits on loss are for the duration of a single Crediting Period. If you invest in the same Index Account Option for multiple Crediting Periods, losses over multiple Crediting Periods may be larger than the stated limit for a single Crediting Period.
The maximum potential loss due to the application of a negative Interim Value adjustment is greater than the maximum potential loss at the end of a Crediting Period. In extreme circumstances, it is possible to lose 100% of your investment in any Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings). Our Interim Value calculation methodology may result in values that are higher or lower than those obtained from using other methodologies or models. Our Interim Value calculation may be higher or lower than actual market prices of similar or identical derivatives. As a result, the Interim Value you receive may be higher or lower than what other methodologies or models would produce.
In general, depending on applicable rates, an Index Account Option with relatively more downside protection based on its Buffer Rate is likely to have relatively less upside potential based on its Cap Rate, Participation Rate, or Edge Rate and Edge+ Rate. Conversely, depending on applicable rates, an Index Account Option with relatively less downside protection based on its Buffer Rate is likely to have more upside potential based on its Cap Rate, Participation Rate, or Edge Rate and Edge+ Rate.
For any new Index Account Option that we offer in the future, we will set the rate(s) for its Downside Protection Type in our discretion, subject to any guaranteed limits to which we are subject as described in the prospectus.
Some Index Account Options are subject to a Credit Advantage Fee. If you select one for investment, you will pay an additional annualized fee of 1.25%. The additional fee will increase any losses or decrease any gains.
GROWTH OPPORTUNITY TYPE RISK
When you invest in an Index Account Option, the upside potential of your investment may be limited by its Growth Opportunity Type. For Cap, the Cap Rate may limit the upside potential of your investment by capping your participation in positive Index performance. For Participation, a Participation Rate of less than 100% will limit the upside potential of your investment by limiting your participation in positive Index performance. For Edge and Edge+, the Edge Rate and Edge+ Rate are fixed rates of potential return (in no event will a positive Index Credit Rate, if any, differ from the Edge Rate or Edge+ Rate, as applicable). In either case, the Index Credit Rate used to calculate gains may be lower than the Index Change. The risk of investment loss could be significantly greater than the potential for investment gain.
Although Index Account Options with Edge and Edge+ may provide for a positive Index Credit in the event of negative Index performance, like every other Index Account Option, they do not guarantee a positive Index Credit, and they are subject to risk of loss as described under “Buffer Risk.”
In general, depending on applicable rates, an Index Account Option with relatively more upside potential based on its Cap Rate or Participation Rate is likely to have relatively less downside protection based on its Buffer Rate. Conversely, depending on applicable rates, an Index Account Option with relatively less upside potential based on its Cap Rate or Participation Rate is likely to have more downside protection based on its Buffer Rate. Currently, all Index Account Options with Edge and Edge+ have the same Buffer Rate.
We may declare new Cap Rates, Participation Rates, or Edge Rates and Edge+ Rates for the available Index Account Options for new Crediting Periods. We set these rates in our discretion, within any guaranteed limits to which we are subject as described in this prospectus. You bear the risk that the rate(s) we declare for a new Crediting Period will not be any more or less favorable to you than any guaranteed limits to which we are subject.
Some Index Account Options are subject to a Credit Advantage Fee. If you select one for investment, you will pay an additional annualized fee of 1.25%. The additional fee will increase any losses or decrease any gains.

INTERIM VALUE RISK
We calculate the Interim Value of your investment in an Index Account Option each Business Day between the first and last day of the Crediting Period. The Interim Value on any such Business Day determines the value of that Index Account Option for withdrawals, Surrender, annuitization, the death benefit, and Performance Lock, and to pay fees and charges.
On any Business Day between the first and last day of a Crediting Period, the Interim Value for an Index Account Option will not impact your Policy unless one of the following transactions occurs on that Business Day:
  A fee or charge is deducted from the Index Account Option;
  An amount is deducted from the Index Account Option as a result of a Surrender or withdrawal (including an automatic withdrawal, minimum required distribution, surrender charge-free withdrawal, a withdrawal of the Rider Withdrawal Amount, an Excess Withdrawal, or any other withdrawal);
  The Policy is annuitized;
  The death benefit is calculated; or
  You exercise the Performance Lock feature (that Business Day being the Performance Lock Date).
In any of those circumstances—including the deduction of a periodic fee or charge—the transaction will be processed based on the Interim Value for that Index Account Option on that Business Day, and an Interim Value adjustment will apply. An Interim Value adjustment (i.e., the interim rate of return) may be positive, negative, or equal to zero. The application of a negative Interim Value adjustment will result in loss, which may be significant.
In extreme circumstances, it is possible to lose 100% of your investment in any Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings).
If you have multiple ongoing Crediting Periods for Index Account Options that end at different times, any of the transactions listed above will be based on an Interim Value for some or all of your Index Account Options. For as long as you have multiple ongoing Crediting Periods for Index Account Options, there may be no time that any such transaction can be performed without the application of at least one Interim Value.
The Interim Value for an Index Account Option will generally change each Business Day, and the change may be positive or negative compared to the last Business Day, even when the Index has increased in value. Interim Values are not calculated based on Index performance, and an Index Account Option’s limit on Index gains and losses for the end of the Crediting Period does not apply to the calculation of Interim Value. As such, when a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period. This means that there could be significantly less money available under your Policy for fees and charges, withdrawals, a Surrender, annuitization, and the death benefit. If you use the Performance Lock feature to lock-in an Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) that is lower than the amount you invested in that Index Account Option on the Crediting Period start date, you may be locking-in a loss.
See INDEX ACCOUNT OPTIONS – INTERIM VALUE and EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT.
REDUCTION TO INDEX BASE RISK
On the first day of the Crediting Period, your Index Base equals the dollar amount that you allocated to that Index Account Option. Your Index Base for that Index Account Option will not change unless a fee or charge is deducted from that Index Account Option, or if you take any type of withdrawal from that Index Account Option (including an automatic withdrawal, minimum required distribution, surrender charge-free withdrawal, a withdrawal of the Rider Withdrawal Amount, an Excess Withdrawal, or any other withdrawal), before the end of the Crediting Period, in which case your Index Base will be subject to a reduction at that time. The reduction is proportionate. It is derived by reducing your Index Base by the same percentage as the percentage reduction to your Interim Value due to the amount of the withdrawal or the fee or charge deducted (which is deducted from the Interim Value on a dollar for dollar basis).

A reduction to your Index Base could result in less gain (if any) or more loss at the end of a Crediting Period, perhaps significantly less gain or more loss, because the Index Credit Rate will be applied to a lower Index Base. All withdrawals taken, and fees and charges deducted, from an Index Account Option before the end of a Crediting Period will trigger a reduction to your Index Base, even fees and charges that are periodically deducted from your Policy. A reduction to your Index Base may be greater than the amount withdrawn or the fee or charge deducted. A reduction will also result in lower Interim Values for the remainder of the Crediting Period (because the interim rate of return will be applied to a smaller Index Base).
Once your Index Base for an Index Account Option has been reduced, there is no way to increase your Index Base for the remainder of the Crediting Period, and therefore no way to reverse or offset the negative impact of a reduction to your Index Base.
Reductions to your Index Base may have long-term, adverse impacts on your Policy. By reducing the potential gains under your Policy, and potentially resulting in more loss under your Policy, such reductions will ultimately reduce the amount available for withdrawal or Surrender throughout the accumulation phase, the amount payable as a death benefit during the accumulation phase, the likelihood of a step-up to your Withdrawal Base (if you select the optional step-up benefit for the GLWB) and the amount paid out during the income phase after annuitization.
See INDEX ACCOUNT OPTIONS – REDUCTION TO INDEX BASE.
PERFORMANCE LOCK RISK
On any Business Day between the first and last day of the Crediting Period for an Index Account Option, you may exercise the Performance Lock feature. If you exercise Performance Lock, your Interim Value for that Index Account Option (less any Remaining Credit Advantage Fees and any other applicable charges) on the Performance Lock Date is “locked-in” and transferred to the Performance Lock Account, where it will remain until the next Allocation Anniversary unless (a) earlier withdrawn or annuitized or (b) Early Re-Entry is exercised. The amount held in the Performance Lock Account will be credited compound interest daily based on the annual interest rate in effect on that day and will be reduced on a dollar for dollar basis for any fees, charges, or withdrawals deducted from the Performance Lock Account. You should consult with a financial professional prior to exercising Performance Lock.
The Performance Lock feature is subject to the following risks:
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If you exercise Performance Lock, you will be locking-in an Interim Value (and that Interim Value will be reduced dollar for dollar by any Remaining Credit Advantage Fees and any other applicable charges). The Interim Value adjustment reflected in your locked-in Interim Value may be negative. A negative Interim Value adjustment may result in significant loss. It is possible that you would have realized less loss or no loss if you exercised the Performance Lock feature at a different time or not at all. See INTERIM VALUE RISK.
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Amounts held in the Performance Lock Account will not participate in any Index performance (positive or negative). No Index Credit will be applied to amounts held in the Performance Lock Account. The sooner after the Crediting Period start date or an Allocation Anniversary that you exercise Performance Lock, the longer you may forego participating in Index performance. Depending on when you exercise Performance Lock and whether you exercise Early Re-Entry, your investment might not participate in Index performance for up to one year.
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If you exercise Performance Lock manually, we will lock-in the next calculated Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) after we receive your request in good order. You won’t know the locked-in Interim Value in advance. The locked-in Interim Value may be lower or higher than the Interim Value that was last calculated before you submitted your request. When you exercise Performance Lock automatically, you will not know the locked-in Interim Value in advance, but the locked-in Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) will be triggered by the target gain that you set in advance.
●
Withdrawals from the Performance Lock Account are not subject to Interim Values or proportionate reductions to an Index Base, but are subject to the other risks associated with withdrawals or a Surrender, including applicable surrender charges, taxes and a 10% federal penalty tax if made before age 59 1⁄2, and significant reductions to Policy benefits.

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We will not provide advice or notify you regarding whether you should exercise the Performance Lock feature or the optimal time for doing so. We will not warn you if you exercise the Performance Lock feature at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise the Performance Lock feature. There may not be an optimal time to exercise the Performance Lock feature during a Crediting Period. It may be better for you if you do not exercise Performance Lock during a Crediting Period. It is impossible to know with certainty whether or not Performance Lock should be exercised.
●
Performance Lock, once exercised for a Crediting Period, is irrevocable.
See INDEX ACCOUNT OPTIONS – PERFORMANCE LOCK+.
EARLY RE-ENTRY RISK
Early Re-Entry (currently not available with "Best Entry" Enhanced Index Account Options) allows you to reallocate into a previously locked Index Account Option for the remaining Crediting Period. By exercising Early Re-Entry, you will be re-exposing your investment to the possibility of Index losses, negative Interim Value adjustments, and reductions to your Index Base, as well any applicable Credit Advantage Fees. Given the abbreviated length of a remaining Crediting Period upon re-entry, the value of your investment could be more susceptible to loss from short-term negative Index performance. Early Re-Entry, once exercised, is irrevocable. You should consult with a financial professional before exercising Early Re-Entry, including consideration of your individual circumstances, as well as market conditions, index performance, time remaining in the crediting period, and all applicable rates. See EARLY RE-ENTRY for more information.
The original Buffer Rate will apply to the remaining Crediting Period; however, the Cap Rate, Participation Rate, or Edge and Edge+ Rate will be reset. The reset rate(s) for Early Re-Entry will be declared by us prior to each Allocation Monthiversary. The reset rate(s) will be lower than the original rate(s) for the Crediting Period. We expect that the reset rate(s) that we declare for Early Re-Entry will typically represent a proration of the original rate(s) for a Crediting Period based on the time remaining in the Crediting Period upon re-entry. However, you should understand that we reserve the right to declare reset Cap Rates, Participation Rates, and Edge and Edge+ Rates in our discretion, subject to the guaranteed minimum of 0.10%. You may obtain the current Re-Entry rates online at https://www.transamerica.com/rila-rate-center or upon request by contacting our Administrative Office or your financial intermediary.  Depending on the reset rate(s), the opportunity for Index gains for the remaining Crediting Period could be minimal. If the remaining Crediting Period is for an Index Account Option designated as Credit Advantage, you will be charged Credit Advantage Fees for that remaining Crediting Period. Exercising Early Re-Entry for an Index Account Option designated as Credit Advantage may cause you to incur substantial Credit Advantage Fees, in addition to the Credit Advantage Fees that you paid in full when you exercised Performance Lock. The Credit Advantage Fees paid prior to and upon the last exercise of Performance Lock will not be credited toward the Credit Advantage Fees owed for the remaining Crediting Period. The risk of incurring substantial Credit Advantage Fees is further magnified if you exercise Early Re-Entry multiple times during a single Crediting Period or over the life of the Policy.
We will not provide advice or notify you regarding whether you should exercise Early Re-Entry or the optimal time for doing so. We will not warn you if you exercise Early Re-Entry at a sub-optimal time. We are not responsible for any losses or additional fees incurred in relation to your decision to exercise Early Re-Entry. It may be better for you if you do not exercise Early Re-Entry.
See INDEX ACCOUNT OPTIONS – PERFORMANCE LOCK+.
CREDIT ADVANTAGE RISK
Among the available Index Account Options, we currently offer certain Index Account Options with Growth Opportunity Types that are designated as “Credit Advantage.” You will pay an additional fee if you select one of these Index Account Options for investment. In exchange for the additional fee, these Index Account Options provide more upside potential, based on the rates we declare for their Growth Opportunity Types, than would be provided if their Growth Opportunity Types were not designated as “Credit Advantage.” There is no guarantee that the increased upside potential of a Credit Advantage Growth Opportunity Type will result in gains at least equal to the additional fee or any gains at all, or that an Index Account Option with a Credit Advantage Growth Opportunity Type will outperform an Index Account Option without a Credit Advantage Growth Opportunity Type. The additional fee will increase your losses or decrease your gains. Exercising Early Re-Entry for an Index Account Option designated as Credit Advantage may cause you to incur substantial Credit Advantage Fees, in addition to the Credit Advantage Fees that you paid in full when you exercised Performance Lock, especially if you exercise Early Re-Entry multiple times during a single Crediting Period or over the life of the Policy.
See EXPENSES AND ADJUSTMENTS – CREDIT ADVANTAGE FEE.

BEST ENTRY INITIAL INDEX VALUE RESET FEATURE RISK
Each Best Entry option includes an Initial Index Value reset feature that may increase your gains or decrease your losses, but there is no guarantee that it will actually increase your gains or decrease your losses. It is possible that the Initial Index Value will not reset because the contingencies upon which the reset depends may not occur. Under such circumstances, the reset feature will ultimately have no impact on your gains or losses. Even if a reset occurs, the Best Entry option is still subject to the same risks associated with the Cap and the Buffer.
See INDEX ACCOUNT OPTIONS – ENHANCED INDEX ACCOUNT OPTIONS: BEST ENTRY.
DEATH BENEFIT SELECTION RISK
When purchasing the Policy, you may have to decide whether to elect the GMDB rider for an additional charge. The GMDB rider may be added to your Policy at the time of purchase, provided that the Annuitant is younger than age 81 as of the date that the Policy application is signed.
The GMDB rider may be a standard or optional benefit depending on the Annuitant’s age as of the date that the Policy application is signed. If the Annuitant is younger than age 71, the GMDB rider is a standard benefit that is automatically added to your Policy for no additional charge. If the Annuitant is age 71 to 80, the GMDB rider is an optional benefit, which if elected, is subject to an additional ongoing charge. If the GMDB rider is optional and you choose not to elect it, the Policy Value / cash value death benefit will apply to your Policy for no additional charge.
If you are considering whether to elect the GMDB rider for an additional charge, the rider will not be appropriate for you if both (i) the Annuitant and Owner under your Policy will not be the same person and (ii) death benefit coverage on the Owner’s life is more important to you than death benefit coverage on the Annuitant’s life. The Policy’s death benefit is primarily designed to provide death benefit coverage upon the death of the Annuitant. Upon death during the accumulation phase of an Owner who is not also the Annuitant, there is only one possible death benefit amount: the Policy’s cash value (i.e., the Policy Value less any applicable surrender charges). The rider’s guaranteed minimum death benefit would not be payable because it only becomes payable upon the death of the Annuitant. If you elected the GMDB rider for an additional charge, you will have paid an additional fee for an optional feature that provided no financial benefit.
Before electing the GMDB rider, you should consider that each time the GMDB fee is deducted from an Index Account Option before the end of the Crediting Period – and the GMDB fee is deducted quarterly – the deduction will result in an Interim Value adjustment, which may be negative, and there will be a proportionate reduction to your Index Base. As such, the deduction could result in loss, perhaps significant and perhaps greater than the amount of the fee.
The GMDB rider is designed to provide a minimum death benefit, not necessarily an enhanced death benefit. The guaranteed minimum death benefit equals total premium payments reduced for withdrawals (including automatic withdrawals, minimum required distributions, withdrawals under the GLWB, and any other withdrawal). Even if you elected the GMDB rider, upon death during the accumulation phase of the Annuitant, if the Policy Value (i.e., the total value of your investment in the Accounts, with no deduction for any surrender charges) is greater than the guaranteed minimum death benefit under the GMDB rider, the death benefit will be the Policy Value, same as the alternative Policy Value / cash value death benefit. If you elected the GMDB rider for an additional charge, you will have paid an additional fee for an optional feature that provided no financial benefit.
See DEATH BENEFIT for additional information.
ADDITIONAL DEATH BENEFIT RISK
The optional Additional Death Benefit makes an additional amount payable as an additional death benefit only if the Annuitant dies during the accumulation phase. There is no guarantee that the additional death benefit will become payable. If the additional death benefit does not become payable, you will have paid additional fees for an optional feature that provided no financial benefit. Withdrawals will reduce the additional death benefit, perhaps significantly.
If you elect the optional Additional Death Benefit, you will be subject to additional ongoing charges. Before electing the Additional Death Benefit, you should consider that each time the additional fees are deducted from an Index Account Option before the end of the Crediting Period – and their fees are deducted quarterly – the deduction will result in an Interim Value adjustment, which may be negative, and there will be a proportionate reduction to your Index Base. As such, the fee deductions could result in loss, perhaps significant and perhaps greater than the amount of the fee.
See INCOME ADVANTAGE RIDER – ADDITIONAL DEATH BENEFIT.

RIDER RESET RISK
Following the sixth (6th) Rider Anniversary and every Rider Anniversary thereafter during the accumulation phase, you may be eligible to reset the terms of your Income Advantage Rider by performing a Rider Reset. Upon performing a Rider Reset, your existing Income Advantage Rider will be terminated, and a new Income Advantage Rider will be immediately added to your Policy. If you choose to perform a Rider Reset, your new Income Advantage Rider will be subject to the terms that we are offering on the date that we receive your Rider Reset request in good order, as disclosed in the Rate Sheet Supplement then in effect. Your Income Advantage Rider benefits (and fees, if any) will be subject to recalculation based on the terms of your new Income Advantage Rider.
Your Income Advantage Rider elections cannot be changed in connection with a Rider Reset. You will not be eligible for a Rider Reset unless all applicable Issue Age restrictions are satisfied. There is no guarantee that electing a Rider Reset will be financially advantageous. A Rider Reset could ultimately result in higher fees or lower benefits. No fees paid for the prior Income Advantage Rider, if any, will be returned. You should elect a Rider Reset only if you determine, based on a comparison of terms applicable to your existing benefit(s) and the new benefit(s), that it is better for you to perform a Rider Reset. You should consult with a financial professional prior to exercising a Rider Reset.
See RIDER RESET for additional information, including factors you should consider when deciding whether to perform a Rider Reset.
INDEX SUBSTITUTION RISK
During a Crediting Period, if a market index serving as an Index is discontinued or if the calculation of the index is substantially changed by the index provider, or if Index Values should become unavailable for any reason, or if an ETF that is serving as an Index is liquidated or otherwise no longer exists or if its investment objectives, strategies, or risks substantially change, we may substitute the Index with a new Index, once we obtain all necessary regulatory approvals. We will notify you of any such substitution in writing.
If we substitute an Index, we will select a new Index that we determine in our judgment is comparable to the old Index. We may look at factors that include, but are not limited to, asset class, index composition, strategy, and index liquidity. You will have no right to reject the substitution of an Index. The performance of the new Index may differ significantly from the performance of the old Index. If we substitute the Index for an Index Account Option in which you are invested, your investment in the Policy is subject to the same terms and conditions as any other investment in an Allocation Account under the Policy. For example, you will not be permitted to transfer Policy Value prior to the end of a Crediting Period if a substitution occurs.
If we substitute an Index during a Crediting Period, we will calculate the Index Change using the original Index up until the substitution date. After the substitution date, we will calculate the Index Change using the replacement Index, but with a revised Initial Index Value for the replacement Index. The revised Initial Index Value for the replacement Index will reflect the Index Change for the original Index from the start of the Crediting Period to the substitution date. We will use a similar process if multiple substitutions occur during a Crediting Period. The substitution of an Index will have no impact on the Index Account Option’s Crediting Period, Growth Opportunity Type, Downside Protection Type, or any other features or rates for that Index Account Option other than the Index to which the Index Account Option is linked.
See INDEX ACCOUNT OPTIONS – INDEXES – Index Substitutions.
RISK OF LOSS DURING CANCELLATION PERIOD
You may cancel your Policy after you purchase it, but only if you cancel it within the prescribed period, which is generally 10 days after you receive the Policy (or 30 days for replacement Policies) but could vary by state. Upon cancellation, the amount refunded will generally be the return of premium payments less prior withdrawals unless a different amount is required by law. If you invest in an Index Account Option when you purchase the Policy, you will be subject to risk of loss during the right to cancel period because the amount refunded upon cancellation (Policy Value) will be subject to an Interim Value adjustment, which may be negative, if your Policy Value is allocated to an Index Account Option. See INTERIM VALUE RISK above. State variations may apply to your right to cancel period. See APPENDIX D - STATE VARIATIONS.

ADDITIONAL PREMIUM PAYMENT RISK
We reserve the right to limit or refuse additional premium payments. If we exercise this right, you may not be permitted to make additional premium payments, in which case you will be unable to increase the value of your Policy or its benefits (e.g., the death benefit or guaranteed lifetime withdrawal benefit) through additional premium payments. We will not allow additional premium payments under a Policy after the Owner (or oldest joint Owner) attains the age of 90. Each additional premium payment must be at least $5,000, with a minimum allocation for each Allocation Account of $1,000 unless a different minimum is stated in your Policy.
FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY
An investment in the Policy is subject to the risks related to us, Transamerica Life Insurance Company. Any obligations, guarantees, and benefits under the Policy (including under the Index Account Options, the Fixed Account Option, the Fixed Holding Account, and the Performance Lock Account, as well as the Guaranteed Lifetime Withdrawal Benefit, standard and optional death benefits, and annuity payments) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may be permitted by law to delay payments to you for up to six months, and we ultimately may not be able to meet our obligations to you.
The following risks relate to the Separate Account: (i) amounts under the Policy are not held in a separate account registered under Investment Company Act of 1940; (ii) Owners do not share in the investment performance of assets held in the Separate Account; and (iii) the obligations under this Policy are independent of the investment performance of the Separate Account and are the obligations of the Company.
More information about Transamerica Life Insurance Company, including our financial strength ratings, is available by visiting transamerica.com or calling toll-free (800) 525-6205. We encourage you to read the information about Transamerica Life Insurance Company, including our financial statements, included in the Statement of Additional Information. Instructions on how to obtain the Statement of Additional Information appear on the back cover of this prospectus.
CYBER SECURITY AND BUSINESS CONTINUITY RISKS
Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data, and breaches of regulation may lead to a materially adverse effect on our administration of the Policy. We cannot assure you that interruptions, failures, or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. Also, our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, geopolitical disputes, military action, fires and explosions, pandemic diseases, and other catastrophes. Such events may impact the availability and capacity of our key personnel and may have a materially adverse effect on our administration of the Policy. See the Statement of Additional Information for more information about our cybersecurity and operational risks.

INFORMATION ABOUT US AND OUR OBLIGATIONS
TRANSAMERICA LIFE INSURANCE COMPANY
Transamerica Life Insurance Company, located at 6400 C Street SW, Cedar Rapids, Iowa 52499, is the insurance company issuing the Policy.
We are engaged in the sale of life insurance and annuity policies. Transamerica Life Insurance Company is a stock life insurance company that was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. and is licensed in the District of Columbia, Guam, Puerto Rico, the Virgin Islands and all states except New York. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.
We are obligated to pay all amounts promised to investors under the Policies, subject to our financial strength and claims-paying ability. We encourage Owners to read and understand our financial statements, which included in the Statement of Additional Information. Instructions on how to obtain the Statement of Additional Information appear on the back cover of this prospectus.
We are relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the Act.
GENERAL ACCOUNT
All obligations under the Policies, including Index Credits, interest payments, annuity payments, guarantees under the GLWB, and death benefits, are obligations of our general account. These amounts are subject to our financial strength and claims-paying ability. No financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the Policies.
THE SEPARATE ACCOUNT
Amounts under the Policy that are not held in the Fixed Account Option or the Fixed Holding Account or the Performance Lock Account are held in a Separate Account of the Company which is not registered under the Securities Act of 1933. We have exclusive and absolute ownership and control of the assets of the Separate Account. The Separate Account is uninsulated, meaning that the assets of the Separate Account are chargeable with liabilities arising out of other business the Company may conduct. It is a non-unitized separate account. You do not share in the investment performance of assets allocated to the Separate Account. All investment income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are owned by the Company. The obligations under this Policy are independent of the investment performance of the Separate Account and are the obligations of the Company.
We will maintain in the Separate Account assets with an aggregate value at least equal to the reserves and other contract liabilities of the Separate Account. If the aggregate value of Separate Account assets should fall below such amount, the Company will transfer assets into the Separate Account so that the value of the Separate Account’s assets is at least equal to such amount. Assets supporting reserves for annuity benefits under such contracts, in the course of payment, shall not be maintained in the Separate Account.
The Separate Account was established under Iowa law and is not registered under the Investment Company Act of 1940.

THE ANNUITY POLICY
This prospectus describes information you should know before you purchase the Policy.
An annuity is a contract between you (the Owner) and an insurance company (in this case, us), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the Annuity Commencement Date. Until the Annuity Commencement Date, your annuity is in the accumulation phase and the earnings (if any) are generally tax deferred. Tax deferral means you are not taxed until you take money out of your annuity. Once your Policy is annuitized, your annuity switches to the income phase. See ANNUITY PAYMENTS (THE INCOME PHASE) for additional information.
The Policy is issued with a Guaranteed Lifetime Withdrawal Benefit. The purpose of the GLWB is to provide a stream of income during the accumulation phase and, once the Policy Value is exhausted for any reason other than an Excess Withdrawal (if ever), for life thereafter. See INCOME ADVANTAGE RIDER – GUARANTEED LIFETIME WITHDRAWAL BENEFIT for additional information.
We currently sell Policies that are “qualified” or “non-qualified” under the Internal Revenue Code. You will get no additional tax advantage from this annuity if you are investing in this annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). We currently sell Policies to the following plans: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, 457(f) plans (in certain circumstances) and Section 401(a) plans (including profit sharing plans, defined benefit pension plans, defined contribution pension plans, 401(k) plans, and combination defined benefit/contribution plans). If you purchase the Policy as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan, or certain other employer sponsored programs), your Policy is a qualified Policy. If you purchase the Policy as part of any other arrangement, your Policy is a non-qualified Policy.
The Policy is not available to Inherited IRAs (whether a qualified stretch or a 10-year delay) or a non-qualified annuity under which death benefits are being distributed under a non-qualified stretch withdrawal option.
The Policy is a “deferred” annuity. You can use the Policy to accumulate funds for retirement or other long-term financial planning purposes. Your individual investment and your rights are determined primarily by your own Policy.
The Policy is a “flexible premium” annuity because after you purchase it, you can generally make additional premium payments until the Annuity Commencement Date. Each additional premium payment must be at least $5,000, with a minimum allocation for each Allocation Account of $1,000, unless a different minimum is stated in your Policy. You are not required to make any additional premium payments.
The Policy is “index-linked” because the value of each Index Account Option is linked to the performance of an Index. If you invest in one or more Index Account Options, the amount of money you are able to accumulate under your Policy depends (at least in part) upon the performance of your Index Account Options. You could lose a significant amount of money that you allocate to the Index Account Options.
We do not guarantee that the Fixed Account Option will always be available. If the Fixed Account Option is available and you invest amounts in the Fixed Account Option for a Crediting Period, your principal is guaranteed and will earn interest at a guaranteed annual interest rate during that Crediting Period. The amount of money you are able to accumulate depends upon the total interest credited.
Do not purchase this Policy if you plan to use it for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.
Your Policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this Policy, you represent and warrant that you are not using the Policy for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

PURCHASE
We will not issue a Policy unless:
  We receive in good order all information needed to issue the Policy. See OTHER INFORMATION – Sending Forms and Transaction Requests in Good Order.
  We receive in good order (at our Administrative Office) a minimum initial premium payment (including anticipated premiums from exchanges, transfers, or rollovers).
  The Annuitant, Owner, and any joint Owner are younger than age 86 as of the date that the application is signed. The age limit may be lower for qualified Policies.
  The Owner and Annuitant have an immediate familial relationship unless the Owner is the Annuitant or the Owner is not an individual.
  The Annuitant (and Annuitant’s spouse, for joint life) must satisfy the Issue Age restrictions for the GLWB, as provided in the applicable Rate Sheet Supplement.
  If selecting the single life option for the GLWB, the Owner and Annuitant must be the same person, unless the Owner is a non-natural person.
  If selecting the joint life option for the GLWB, the Annuitant’s spouse (or in certain instances a non-natural person acting for the benefit of the Annuitant’s spouse) must be either a joint Owner along with the Annuitant or the sole beneficiary.
  The joint life option for the GLWB is not available for most types of Policies owned by retirement plans or other non-natural persons.
Right to Cancel Period: You may cancel your Policy after you purchase it, but only if you return it within the prescribed period, which is generally 10 days after you receive the Policy (for replacements the right to cancel period is generally 30 days) but could vary by state. Upon cancellation, the amount refunded will generally be the return of premium payments less prior withdrawals unless a different amount is required by law. If you invest in an Index Account Option when you purchase the Policy, you will be subject to risk of loss during the right to cancel period because the amount refunded upon cancellation (Policy Value) will be subject to an Interim Value adjustment, which may be negative. Interim Values fluctuate daily, positively or negatively, and may be unfavorable to you. See PRINCIPAL RISKS OF INVESTING IN THE POLICY – INTERIM VALUE RISK. Surrender charges do not apply upon cancellation. State law may require us to refund the greater of your Policy Value or your premium payment(s). For IRAs, we will refund your premium payment(s) if cancelled within the first seven days of the right to cancel period. We will pay the refund after we receive in good order at our Administrative Office within the applicable period Written Notice of cancellation and the returned policy. The Policy will then be deemed void.
State variations may apply to your Policy. See APPENDIX D - STATE VARIATIONS.
Additional fees will apply under the Policy if (a) you elect the optional step-up benefit for the GLWB; (b) you elect the optional Additional Death Benefit; (c) you elect the Guaranteed Minimum Death Benefit (GMDB) rider, if the rider is an optional benefit; and/or (d) you invest in an Index Account Option with a Growth Opportunity Type designated as “Credit Advantage.” Certain benefits may not be available for all Policies, in all states, at all times, or through all financial intermediaries.
We reserve the right to reject any application.

PREMIUM PAYMENTS
You should make checks for premium payments payable to Transamerica Life Insurance Company and send them to the Administrative Office. Your check must be honored in order for us to pay any associated annuity payments and benefits due under the Policy.
We do not accept cash. We reserve the right to not accept third party checks. A third-party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to us, however, in some circumstances, at our discretion, we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third-party checks not accepted by us will be returned.
We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned. We reserve the right to restrict or refuse any premium payment.
INITIAL PREMIUM PAYMENT
The initial premium payment for qualified and non-qualified Policies must be at least $25,000 (including anticipated premiums from exchanges, transfers, or rollovers). For the initial premium payment, each Allocation Account must receive at least $1,000.
You must obtain our prior approval to purchase a Policy with an amount:
  Below $25,000; or
  In excess of $1,000,000 provided that you, any joint Owner, and the Annuitant are all younger than age 81; or
  In excess of $500,000 if you, any joint Owner, or the Annuitant is at least age 81.
Your initial premium payment may not be credited to your Policy on the day that you leave your premium payment with your financial intermediary. Your financial intermediary may take a period of time to assess whether buying this Policy is suitable for you. Your financial intermediary may send us your initial premium payment while they complete this assessment. Your financial intermediary must also ensure that we have all the information needed for us to process your Policy. We will not begin to process your Policy during this period.
We will credit your initial premium payment to your Policy within 2 Business Days after the Business Day that we receive your initial premium payment, your application (or order form), and once we determine that your Policy information is both complete and in good order. This time period is in addition to the time your financial intermediary may take to complete their part of the process.
If your information is not received in good order and we are unable to complete our part of the process within 30 Business Days after the Business Day that we receive your initial premium payment and your application (or electronic order form), then we will return your initial premium payment at that time. We will credit your initial premium payment within two Business Days after your information is both complete and in good order. Neither we nor your financial intermediary are responsible for lost investment opportunities while we each complete our review processes. Any initial premium payments received by us will be held in our general account until credited to your Policy. You will not earn interest on your initial premium payment during these review periods.
The date on which we credit your initial premium payment to your Policy is generally the Policy Date. Please note, the Policy Date is not the date that the initial premium payment is allocated to the selected Allocation Account(s), because the initial premium payment will be held in the Fixed Holding Account until the next 1st, 8th, 15th, or 22nd calendar day after the Policy Date, whichever occurs first. The Policy Date is used to determine certain time periods under your Policy, such as Policy Years, Policy Quarters, and Policy Anniversaries.
We will consider any premium that we receive with your Policy application and within 14 calendar days of the date you sign your Policy application (or 60 calendar days if the Policy is funded through an exchange, transfer, or rollover) to be part of your initial premium payment. We will not wait until the end of the 14 calendar day (or 60 calendar day) period to apply your total initial premium payment to the Policy. We will credit the portion of your initial premium payment accompanying your Policy application or that we otherwise receive before the Policy Date as described in the paragraph immediately above. We will credit any more initial premium that we receive on or after the Policy Date within two Business Days after the Business Day we receive it. Once credited to your Policy, such premium will be held in the Fixed Holding Account until the next 1st, 8th, 15th, or 22nd calendar day after we receive it, whichever occurs first, and then allocated among the Allocation Accounts in accordance with your instructions. Please note, if we receive any portion of the initial premium after the Policy Date, the Crediting Periods associated with your initial premium payment may have different start dates.

ADDITIONAL PREMIUM PAYMENTS
You are not required to make any additional premium payments. However, you can generally make additional premium payments during the accumulation phase. Additional premium payments must be at least $5,000, with a minimum allocation for each Allocation Account of $1,000. We will credit an additional premium payment to your Policy within two Business Days after the Business Day we receive the premium payment and required information in good order at our Administrative Office.
Before an additional premium payment is allocated to the selected Allocation Account(s), it will be held in the Fixed Holding Account until the next upcoming 1st, 8th, 15th, or 22nd calendar day after we credit the additional premium payment to your Policy, whichever occurs first.
When you allocate an additional premium payment to one or more Allocation Accounts, a new Crediting Period will begin for each Allocation Account receiving the premium payment. No portion of an additional premium payment can be applied to an ongoing Crediting Period. Please note that if you invest in an Allocation Account for which you already have an ongoing Crediting Period, you will have multiple ongoing Crediting Periods for the same Allocation Account. Under such circumstances, each ongoing Crediting Period for the same Allocation Account will be treated as a separate investment under the Policy.
After the first Policy Year, we reserve the right to require our prior approval for any cumulative premium payments in a single Policy Year in excess of the following limits:
  Non-qualified Policies – $25,000.
  Qualified Policies – the lesser of any minimums required by the Internal Revenue Service or $60,000.
If you do not obtain prior approval for premium payments in excess of the dollar amounts listed above, any prohibited premium payment will be deemed not in good order.
We will not allow additional premium payments under a Policy after the Owner (or oldest joint Owner) attains the age of 90. We reserve the right to further limit or refuse additional premium payments. We may prohibit Owners from making additional premium payments under the Policy in the future on a non-discriminatory basis. If we exercise this right, Owners will lose the ability to increase Policy Value, the guaranteed lifetime withdrawal benefit, and the death benefit through additional premium payments.
MAXIMUM TOTAL PREMIUM PAYMENTS
We reserve the right to require our prior approval of any cumulative premium payments in excess of:
  $1,000,000 provided that you, any joint Owner, and the Annuitant were all younger than age 81 on the date you signed the application; or
  $500,000 if you, any joint Owner, or the Annuitant were at least age 81 on the date you signed the application.
The maximum limit on total premium payments includes premium payments under the Policy and other policies with the same Owner or same Annuitant issued by us or an affiliate. If you do not obtain prior approval for premium payments in excess of the dollar amounts listed above, any prohibited premium payment will be deemed not in good order.
ALLOCATION OF PREMIUM PAYMENTS
Initial Premium Payment. When you purchase the Policy, we will allocate your initial premium payment to the Allocation Account(s) you selected based on the allocation instructions in your application. The allocations in your allocation instructions must be in whole percentages and must total 100%. For the initial premium payment, the minimum allocation for each Allocation Account is $1,000.
Additional Premium Payments. The allocation instructions in your application will initially serve as your standing allocation instructions for additional premium payments. You may change your standing allocation instructions for additional premium payments by sending written instructions to our Administrative Office, by telephone, or other electronic means acceptable to us, subject to the limitations described under OTHER INFORMATION – Telephone and Electronic Transactions. The new instructions will apply to premium payments received on or after the date we receive the change request in good order.
If you make an additional premium payment and it is accompanied by allocation instructions, we will allocate the premium payment to the Allocation Account(s) you selected based on those instructions. The allocation instructions accompanying your additional premium payment will not replace your standing allocation instructions unless you specifically instruct us otherwise.

If you make an additional premium payment and it is not accompanied by allocation instructions, we will process the additional premium payment based on your standing allocation instructions. If those standing allocation instructions are not in good order because they instruct us to allocate the premium payment (or a portion thereof) to an unavailable Allocation Account, we will process the additional premium payment as follows:
  For each Allocation Account in your standing allocation instructions, if that Allocation Account (or another Allocation Account that we designate in an amendment to this prospectus) is available for investment, we will allocate the applicable percentage of your premium payment to that Allocation Account in accordance with your standing allocation instructions.
  For each Allocation Account in your standing allocation instructions, if that Allocation Account is not available for investment, we will attempt to contact you and your financial intermediary to request new instructions with respect to the applicable portion of your premium payment. We will make multiple attempts over a 30-day period. During this 30-day period, the applicable portion of your premium payment will be held in the Fixed Holding Account. If we do not receive new instructions in good order within 30 days, we will allocate that portion of your premium payment to the Default Option on the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first.
Currently, the Default Option is the Fixed Account Option. See DEFAULT OPTION.
For additional premium payments, the minimum allocation for each Allocation Account is $1,000.
FIXED HOLDING ACCOUNT
Before an initial or additional premium payment is allocated to one or more Allocation Accounts, it will be held in the Fixed Holding Account until the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first. On such day, the premium payment (plus any accrued interest) will be allocated to the appropriate Allocation Account(s) and the Crediting Period(s) will begin on that day.
The initial premium payment will be allocated from the Fixed Holding Account as described above after the Policy Date. An additional premium payment will be allocated as described above after we credit the additional premium payment to your Policy. If the Policy Date, or the date we credit an additional premium payment, is the 1st, 8th, 15th, or 22nd calendar day, it will be allocated on the next 1st, 8th, 15th, or 22nd calendar day, whichever occurs first.
Amounts held in the Fixed Holding Account are credited compound interest daily based on the annual interest rate in effect on that day. We may change the current annual interest rate for the Fixed Holding Account at any time at our discretion, subject to a guaranteed minimum effective annual interest rate of 0.25%. State variations may apply to your guaranteed minimum effective annual interest rate. See APPENDIX D - STATE VARIATIONS. You bear the risk that we will not credit interest at a rate greater than the guaranteed minimum effective annual interest rate.
You may obtain the current annual interest rate online at transamerica.com/individual/annuities/registered-index-linked-annuities or upon request by contacting our Administrative Office or your financial intermediary.
When your allocation instructions for an initial or additional premium payment are not in good order because they instruct us to allocate your premium payment to an Allocation Account that is no longer available for investment, your premium payment may be held in the Fixed Holding Account for a longer period of time than described above. See PREMIUM PAYMENTS – ALLOCATION OF PREMIUM PAYMENTS above for additional information.

POLICY VALUE AND CASH VALUE
POLICY VALUE
Prior to the Annuity Commencement Date, your Policy Value represents the value of your investment in your Accounts, which may include the Fixed Holding Account, the Fixed Account Option, one or more Index Account Options, and the Performance Lock Account. If you invest in an Index Account Option, your Policy Value will reflect the Interim Values of your investment between the first and last day of the Crediting Period.
On any day during the accumulation phase, your total Policy Value is equal to:
  Your total premium payment(s); minus
  Your total gross withdrawals from the Policy (including amounts deducted for surrender charges); plus
  Your accumulated gains on amounts allocated to Index Account(s); minus
  Your accumulated losses on amounts allocated to Index Account(s); plus
  Interest credited on amounts allocated to the Fixed Account and Fixed Holding Account; minus
  Amounts deducted for fees and charges and taxes if any.
After the Annuity Commencement Date, your Policy does not have a Policy Value.
CASH VALUE
Prior to the Annuity Commencement Date, your cash value represents the total amount that is available for withdrawal or Surrender. Your cash value is equal to the Policy Value less any surrender charges, if applicable. Your cash value may be lower than or equal to your Policy Value.
After the Annuity Commencement Date, your Policy does not have a cash value.
FIXED ACCOUNT OPTION
There is currently only one Fixed Account Option available. The available Fixed Account Option has a 1-year Crediting Period. We do not guarantee that a Fixed Account Option will always be available in the future.
Information regarding the features of the available Fixed Account Option, including (i) its name, (ii) its term, and (iii) its minimum guaranteed interest rate, is available in an appendix to this prospectus. See APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY.
If you invest in the Fixed Account Option, we guarantee your principal and a fixed annual interest rate for a 1-year Crediting Period. We will credit compound interest daily throughout the Crediting Period based on the annual interest rate we declared for that Crediting Period. The current annual interest rate being offered for new Crediting Periods is available online at transamerica.com/individual/annuities/registered-index-linked-annuities or upon request by contacting our Administrative Office or your financial intermediary.
We will send existing Owners a personalized letter at least 21 days before the end of each Crediting Period. Among other information, your Renewal Letter will remind you: (i) of your opportunity to decide how your Policy Value should be re-invested; (ii) of the Allocation Account(s) that will be available for investment, as set forth in the prospectus for the Policy at that time; (iii) how to obtain the current annual interest rate and current limits on Index gains, as applicable, for the available Allocation Account(s); and (iv) to submit instructions to us at least one Business Day before the end of the Crediting Period (or the next Allocation Anniversary, if you exercised Performance Lock but not Early Re-Entry for an Index Account Option).
See SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT for information on how you may provide instructions on reallocating Policy Value at the end of a Crediting Period, as well as the default reallocation in the absence of such instructions.
We may declare a new annual interest rate for new Crediting Periods. We determine the annual interest rates for new Crediting Periods at our discretion, subject to a guaranteed minimum effective annual interest rate of 0.25%. State variations may apply to your guaranteed minimum effective annual interest rate. See APPENDIX D - STATE VARIATIONS. You bear the risk that we will not credit interest for a new Crediting Period at a rate greater than the guaranteed minimum effective annual interest rate.
The annual interest rate declared for an ongoing Crediting Period will not change. However, the annual interest rate we declare may differ from Crediting Period to Crediting Period. For example, assume you have Policy Value invested in the Fixed Account Option with an ongoing 1-year Crediting Period. If the Fixed Account Option is still available for investment and you invest additional amounts in the Fixed Account Option, you will have two separate ongoing 1-year Crediting Periods for the Fixed Account Option, and the interest rates for those Crediting Periods may differ.

INDEX ACCOUNT OPTIONS
Each Index Account Option tracks the performance of an Index for a Crediting Period. We will credit gain or loss (i.e., positive or negative interest, or Index Credit) at the end of a Crediting Period to amounts allocated to an Index Account Option based, in part, on the performance of the applicable Index. An investment in an Index Account Option is not an investment in the applicable Index or in any index fund.
You could lose a significant amount of money if an Index declines in value. You could also lose a significant amount of money due to a negative Interim Value adjustment if amounts are removed from an Index Account Option prior to the end of its Crediting Period.
We can add and remove Index Account Options as available investment options and change the features of an Index Account Option from one Crediting Period to the next, including the Index and the current limits on Index gains (subject to any minimum guarantees).
If we remove an Index Account Option, it will be closed such that no reinvestments or transfers will be allowed into that Index Account Option. If you are currently invested in an Index Account Option that is being closed, you may remain in that Index Account Option until the end of the Crediting Period.
Information regarding the features of each currently offered Index Account Option, including (i) its name, (ii) a brief statement describing the assets that the Index seeks to track (e.g., U.S. large-cap equities), (iii) its Crediting Period, (iv) its current limit on Index loss and (v) its minimum limit on Index gain, is available in an appendix to this prospectus. See APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY.
CREDITING PERIOD
Each Index Account Option has a defined Crediting Period. The Crediting Period is the length of time from the Crediting Period’s start date to its end date, expressed in years. It is also the number of years that the Index Account Option is linked to the Index’s performance.
The Policy currently offers Index Account Options with 1-year, 2-year, and 6-year Crediting Periods. Not all Crediting Period lengths are available with all Index Account Options.
Before selecting an Index Account Option for investment, you should consider, in consultation with your financial professional, which Crediting Period lengths may be appropriate for you based on your liquidity needs, investment horizon, and financial goals. Investing in Index Account Options with shorter Crediting Periods will provide more opportunities for Index Credits and transferring Policy Value; however, assuming the same Index and limit on Index loss, Index Account Options with shorter Crediting Periods generally tend to have less potential for gain over a single Crediting Period. Conversely, investing in Index Account Options with longer Crediting Periods will provide fewer opportunities for Index Credits and transferring Policy Value; however, assuming the same Index and limit on Index loss, Index Account Options with longer Crediting Periods will generally tend to have more potential for gain over a single Crediting Period.
Amounts must remain in an Index Account Option until the end of its Crediting Period to be credited with Index Credits and to avoid a possible negative Interim Value adjustment, in addition to potential surrender charges, tax consequences, or other negative impacts to your Policy (e.g., proportionate reduction to your Index Base and reductions to the death benefit).
An Interim Value adjustment will apply if any of the following transactions occur prior to the end of a Crediting Period for an Index Account Option: (i) a fee or charge is deducted; (ii) you take a Surrender or any withdrawal; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature. See INTERIM VALUE below, as well as EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT later in this prospectus, for additional information.
INDEX CHANGE
At the end of a Crediting Period for an Index Account Option, we use the point-to-point crediting method to calculate the Index Change, which we then use to calculate Index gains or losses, as described further below. The Index Change will be the percentage difference between the Initial Index Value and the Final Index Value (assuming no exercise of Early Re-Entry during the Crediting Period).
For example, regardless of how the Index otherwise performed between the beginning and end of the Crediting Period:
  If the Initial Index Value is 1000 and the Final Index Value is 1100, the Index Change would be +10% (i.e., ((1100/1000) – 1 = 10%).
  If the Initial Index Value is 1000 and the Final Index Value is 900, the Index Change would be -10% (i.e., ((900/1000) – 1 = -10%).

Please note that if you exercised Performance Lock during a Crediting Period, and then later re-entered the remaining Crediting Period using Early Re-Entry, the Index Change at the end of the Crediting Period will be the percentage difference between the Index Value for the first day of the remaining Crediting Period and the Final Index Value.
See THE INDEXES later in this section for information about the Indexes to which the Index Account Options are linked, including historical Index returns. See EXAMPLES OF CREDITING METHODOLOGY below for more examples of the point-to-point crediting method.
INDEX CREDIT RATE AND INDEX CREDIT
The value of your investment in an Index Account Option at the end of a Crediting Period is your Index Account Option Value. Your Index Account Option Value will be calculated using the following formula:
Index Account Option Value = Index Base x (1 + Index Credit Rate)
The Index Credit Rate represents the percentage gain or loss that we apply at the end of the Crediting Period (i.e., your Index rate of return). The Index Credit Rate is determined by applying the Index Change to either the Downside Protection Type or Growth Opportunity Type, as applicable. See LIMITS ON INDEX LOSSES: CALCULATING LOSSES USING THE DOWNSIDE PROTECTION TYPE and LIMITS ON INDEX GAINS: CALCULATING GAINS USING THE GROWTH OPPORTUNITY TYPE below. Your gain or loss can also be expressed as a dollar amount, which we then refer to as the Index Credit.
The Index Credit Rate and the Index Credit may be positive, negative, or zero.
Your Index Base represents your allocation to the Index Account Option. On the first day of the Crediting Period, your Index Base equals the dollar amount that you allocated to that Index Account Option. Your Index Base will not change unless a fee or charge is deducted from that Index Account Option, or if you take any type of withdrawal from that Index Account Option, in which case your Index Base is subject to an immediate proportionate reduction. See REDUCTION TO INDEX BASE below. The following is an example of how we calculate your Index Account Option Value at the end of a Crediting Period: Assume you invest $10,000 in an Index Account Option. At the beginning of the Crediting Period, your Index Base is $10,000. At the end of the Crediting Period, your Index Base is still $10,000 if there were no deductions for fees or charges or withdrawals before the end of the Crediting Period. At the end of the Crediting Period, we will apply the Index Credit Rate to your Index Base to calculate your Index Account Option Value.
  Assuming an Index Credit Rate of +10%, your Index Account Option Value would equal $11,000 (i.e., $10,000 x (1 + 10%) = $11,000). The Index Credit is +$1,000.
  Assuming an Index Credit Rate of -10%, your Index Account Option Value would equal $9,000 (i.e., $10,000 x (1 + -10%) = $9,000). The Index Credit is -$1,000.
Any fees or charges deducted at the end of the Crediting Period will be deducted on a dollar-for-dollar basis from your Index Account Option Value after the Index Credit is applied. Continuing the examples above, if a $50 service charge were deducted from that Index Account Option on the same day that the Index Credit was applied, the Index Account Option Value would be reduced after the Index Credit to $10,950 (i.e., $11,000 - $50) or $8,950 (i.e., $9,000 - $50), respectively. See FEE TABLE and EXPENSES AND ADJUSTMENTS.
Please note that if you exercised Performance Lock during a Crediting Period, and then later re-enter the remaining Crediting Period using Early Re-Entry, your Index Base on the first day of the remaining Crediting Period will equal the amount reallocated from the Performance Lock Account to the previously locked Index Account Option.
LIMITS ON INDEX LOSSES: CALCULATING LOSSES USING THE DOWNSIDE PROTECTION TYPE
We limit the amount of negative Index Change used in calculating Index Credit for an Index Account Option at the end of its Crediting Period through our use of the designated Downside Protection Type. The only Downside Protection Type that we currently offer is Buffer.
At the end of the Crediting Period for an Index Account Option, if the Index Change is negative, we use the Buffer to calculate your loss, if any. The Buffer Rate represents the percentage of your investment that is protected from loss. For instance, assuming a Buffer Rate of 10%, it is possible that you could lose 90% of your investment as a result of negative Index performance. A Buffer absorbs the impact of negative Index performance before the negative Index performance impacts your investment. If the Index Change at the end of the Crediting Period is negative, the value of your investment will decrease if the Index Change goes beyond the Buffer Rate.
We calculate your Index Credit Rate using the Buffer as follows:
  If the Index Change is not in excess of the Buffer Rate, your Index Credit Rate will equal 0% (if you selected an Index Account Option with Cap or Participation) or the Edge Rate (if you selected an Index Account Option with Edge and Edge+). In either case, you will not experience any loss as a result of the negative Index performance.

  If the Index Change exceeds the Buffer Rate, your Index Credit Rate will be negative, and you will experience loss as a result of the negative Index performance. The percentage loss will be equal to the Index Change in excess of the Buffer Rate.
The Buffer provides limited downside protection. You assume the risk of loss for negative Index performance in excess of the Buffer Rate. Your losses could be significant. The Buffer is measured over the life of the Crediting Period, which can be more than one year. In cases where a Crediting Period is more than one year, the Buffer for that Crediting Period is the total Buffer for the life of the Crediting Period.
The illustration below includes three examples of how the Buffer applies when the Index Change is negative. Each example assumes that you selected an Index Account Option with a Buffer Rate of 10% (and Cap or Participation as the Growth Opportunity Type).

Hypothetical Examples of the Buffer
(Assumes a Buffer Rate of 10%)
Example 1: -5% Index Change
Example 2: -15% Index Change
Example 3: -25% Index Change
-5%
0%
-15%
-5%
-25%
-15%
Index Change at the End of the Crediting Period
Index Credit Rate

  In the first example, the Index Change is -5%, which does not go beyond the Buffer Rate, so the Buffer would completely protect you from loss related to the negative Index performance. Your Index Credit Rate would be 0%.
  In the second example, the Index Change is -15%, which goes beyond the Buffer Rate, so the Buffer would only partially protect you from loss related to the negative Index performance. Your Index Credit Rate would be -5%.
  In the third example, the Index Change is -25%, which goes beyond the Buffer Rate, so the Buffer would only partially protect you from loss related to the negative Index performance. Your Index Credit Rate would be -15%.
We currently offer Index Account Options with 10%, 15%, and 20% Buffer Rates. Each Index Account Option’s limit on Index losses (i.e., Buffer Rate) will not change for so long as that Index Account Option remains available.
An Index Account Option with a 10% Buffer Rate will always be available under the Policy. However, because we reserve the right to add and remove Index Account Options, the limits on Index loss offered under the Policy may change from one Crediting Period to the next.
In the future, if we offer a new Index Account Option that includes a Buffer, there is no pre-specified minimum Buffer Rate. While we will not offer any Index Account Options that provide for no downside protection, we may offer Index Account Options that provide only minimal downside protection, which would mean risk of loss of nearly the entire amount invested.
We set the limit on Index losses for each Index Account Option at our sole discretion, subject to applicable guaranteed minimums. We consider various factors in determining the limit on Index losses, such as the cost of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors.
Before selecting an Index Account Option for investment, you should consider, in consultation with your financial professional, the limits on Index losses that may be appropriate for you based on your risk tolerance, investment horizon, and financial goals. Generally, assuming the same Index and Crediting Period length, an Index Account Option that provides more protection from Index losses will generally tend to have less potential for Index gains. Conversely, assuming the same Index and Crediting Period length, an Index-Account Option that provides less protection from Index losses will generally tend have more potential for Index gains.
LIMITS ON INDEX GAINS: CALCULATING GAINS USING THE GROWTH OPPORTUNITY TYPE
At the end of a Crediting Period for an Index Account Option, we may limit the positive Index return used in calculating Index Credits by applying the designated Growth Opportunity Type. The Growth Opportunity Types that we currently offer are (i) Cap, (ii) Participation, and (iii) Edge and Edge+.

The Cap Rate, Participation Rate, or Edge Rate and Edge+ Rate for an Index Account Option will not change during a Crediting Period (except upon exercise of Early Re-Entry) but may change from one Crediting Period to the next, subject to the guaranteed minimum(s) applicable to that Index Account Option. The guaranteed minimum Cap Rate, Participation Rate, or Edge Rate and Edge+ Rate for new Crediting Periods vary by Index Account Option.
  For new Crediting Periods:
    The lowest Cap Rate that may be established under the Policy is 2%.
    The lowest Participation Rate that may be established under the Policy is 10%.
    The lowest Edge Rate and Edge+ Rate that may be established under the Policy is 2%.
The Cap Rate, Participation Rate, or Edge and Edge+ Rate for a Crediting Period will be reset upon exercise of Early Re-Entry, subject to the guaranteed minimum reset rate(s).
  For the remaining Crediting Period upon exercise of Early Re-Entry (a feature associated with Performance Lock+), the reset Cap Rate, Participation Rate, or Edge Rate and Edge+ Rate will be no less than 0.10%.
For each Index Account Option available for investment, the Cap Rate, Participation Rate, or Edge Rate and Edge+ Rate that we are currently offering for a new Crediting Period (or a remaining Crediting Period under Early Re-Entry) will be published at the following website address before rates take effect: www.transamerica.com/rila-rate-center. The Cap Rates, Participation Rates, and Edge Rates and Edge+ Rates posted on that website address are incorporated by reference into the prospectus. You may also obtain the posted rates by contacting your financial professional or the Company at our Administrative Office.
We determine Cap Rates, Participation Rates, or Edge Rates and Edge+ Rates, for each new Crediting Period at our discretion, subject to applicable guaranteed minimums. We consider a number of factors when declaring these rates. Generally, we seek to manage our risk associated with our obligations, in part, by trading derivative and fixed income instruments. The costs and value of these instruments impact the rates we declare, and those costs and values can be impacted by market conditions and forces. We also consider factors such as sales commissions, administrative expenses, regulatory and tax requirements, general economic trends, and competitive factors. You bear the risk that we may declare lower rates for future Crediting Periods, and that such rates could be as low as the applicable guaranteed minimum(s). Rates offered for new Crediting Periods may be different from those offered to new investors or offered to you at Policy issuance.

For Early Re-Entry, a feature associated with Performance Lock+, we determine reset Cap Rates, Participation Rates, or Edge Rates and Edge+ Rates at our discretion, subject to the guaranteed minimum rate. The reset rate(s) will be lower than the original rate(s) for the Crediting Period. We expect that the reset rate(s) that we declare for Early Re-Entry will typically represent a proration of the original rate(s) for a Crediting Period based on the time remaining in the Crediting Period upon re-allocation to the previously locked Index Account Option. For example, if we originally declared a Cap Rate of 10%, and at the time you re-enter half of the Crediting Period is remaining, we expect that the reset Cap Rate would be approximately 5%. However, you should understand that we reserve the right to declare reset Cap Rates, Participation Rates, and Edge and Edge+ Rates in our discretion, subject to the guaranteed minimum of 0.10%. Depending on the reset rate(s), the opportunity for Index gains for the remaining Crediting Period could be minimal.
We may declare lower rates for the available Index Accounts than we do for similar investment options under our other registered index-linked annuities, or for Policies issued in other states or through different financial intermediaries. We may declare lower rates for existing Policies compared to new Policies. Rates offered may differ depending on optional benefit elections. For example, we may offer higher rates to Owners who elected the optional step-up benefit for the GLWB. The only guarantee regarding the declaration of upside rates is that the declared rates will always satisfy applicable guaranteed minimums.
Before selecting an Index Account Option for investment, you should consider, in consultation with your financial professional, the limits on Index gains that may be appropriate for you based on your risk tolerance, investment horizon, and financial goals. Generally, assuming the same Index and Crediting Period length, an Index Account Option that provides less potential for Index gains will tend to have more protection from Index losses. Conversely, assuming the same Index and Crediting Period length, an Index Account Option that provides more potential for Index gains will generally tend to have less protection from Index losses.
Cap
At the end of the Crediting Period for an Index Account Option with Cap, if the Index Change is positive or zero, we use the Cap to calculate your gain, if any. We calculate your Index Credit Rate using the Cap as follows:
  If the Index Change is positive and less than or equal to the Cap Rate, your Index Credit Rate will equal the Index Change.
  If the Index Change is positive and exceeds the Cap Rate, your Index Credit Rate will equal the Cap Rate.
  If the Index Change is zero, your Index Credit Rate will equal zero.
Due to the operation of the Cap, you will not participate in any Index performance beyond the Cap Rate. The Cap Rate limits the upside potential of your investment. The Cap is measured over the life of the Crediting Period, which can be more than one year. In cases where a Crediting Period is more than one year, the Cap Rate for that Crediting Period would be less if measured on an annual basis.

We reserve the right to declare no Cap Rate for a new Crediting Period. There will be no limit on gains during a new Crediting Period if we declared no Cap Rate.

The illustration below includes two examples of how we calculate the Index Credit Rate at the end of a Crediting Period using a Cap. Both examples assume a Cap Rate of 10%.

Hypothetical Examples of the Cap
(Assumes a Cap Rate of 10%)

15%
10%
5%
5%
Example 1: +5% Index Change
Example 2: +15% Index Change
Index Change at the End of the Crediting Period
Index Credit Rate

  In the first example, the Index Change is +5%, which does not exceed the Cap Rate, so your Index Credit Rate would be +5%.
  In the second example, the Index Change is +15%, which exceeds the Cap Rate, so your Index Credit Rate would be +10%.
Credit Advantage Cap. We calculate the Index Credit Rate the same way regardless of whether a Cap is designated as “Credit Advantage.” When an Index Account Option has a Credit Advantage Cap, we will declare a Cap Rate that is higher than we would otherwise declare if the Cap were not designated as “Credit Advantage.” We provide this increased upside potential in exchange for the additional fee. See FEE TABLE and EXPENSES AND ADJUSTMENTS – CREDIT ADVANTAGE FEE.
Participation
For an Index Account Option with Participation, if the Index Change at the end of the Crediting Period is positive, the value of your investment will increase. If the Index Change is zero, the value of your investment will neither increase nor decrease.
We calculate your Index Credit Rate by multiplying the Index Change by the Participation Rate.
Participation is not subject to a specific cap on gains, but you instead participate in a percentage of the positive Index Performance, which may limit the upside potential of your investment.
  A Participation Rate equal to 100% means that you will fully participate in positive Index performance.
  A Participation Rate less than 100% means that you will not fully participate in positive Index performance.
  We may declare Participation Rates greater than 100%, which would have the effect of increasing your gains relative to the Index Change.
If the Participation Rate is less than 100%, you will not fully participate in positive Index performance, limiting the upside potential of your investment.
The illustration below includes three examples of how we calculate the Index Credit Rate at the end of the Crediting Period using Participation. Each example assumes an Index Change of +10% with different Participation Rates. The examples show, using the same Index Change, how differences in the Participation Rate can impact your Index Credit Rate.

Hypothetical Examples of Participation
10%
8%
10%
10%
10%
12%
Example 1:
80%
Participation Rate
Example 2:
100%
Participation Rate
Example 3:
120%
Participation Rate
Index Change at the End of the Crediting Period
Index Credit Rate

  In the first example, the Index Change is 10% and the Participation Rate is 80%, so your Index Credit Rate would be +8% (i.e., 10% x 80% = 8%). Here, the Participation Rate had the effect of decreasing your gains relative to the Index Change.
  In the second example, the Index Change is 10% and the Participation Rate is 100%, so your Index Credit Rate would be +10% (i.e., 10% x 100% = 10%) (gain is equal to the Index Change). Here, the Participation Rate had no effect on your gains relative to the Index Change.
  In the third example, the Index Change is 10% and the Participation Rate is 120%, so your Index Credit Rate would be +12% (i.e., 10% x 120% = 12%). Here, the Participation Rate had the effect of increasing your gains relative to the Index Change.
Credit Advantage Participation. We calculate the Index Credit Rate the same way regardless of whether Participation is designated as “Credit Advantage.” When an Index Account Option has a Credit Advantage Participation, we will declare a Participation Rate that is higher than we would otherwise declare if the Participation were not designated as “Credit Advantage.” We provide this increased upside potential in exchange for the additional fee. See FEE TABLE and EXPENSES AND ADJUSTMENTS – CREDIT ADVANTAGE FEE.
Currently, all Index Account Options with Participation have a 6-year Crediting Period. Also, they are all designated as “Credit Advantage,” which means an additional charge will apply for any Index Account Option with Participation that you select.
Edge and Edge+
Index Account Options with the Edge and Edge+ Growth Opportunity Type (also called “Triple Edge Advantage” or “Dual Direction” in the Policy form and our marketing materials) provide for positive Index Credit at the end of a Crediting Period if the Index Change is positive, zero, or to a limited extent, negative.
  If the Index Change is positive or zero, the Index Credit Rate will be positive, equal to the Edge+ Rate.
  If the Index Change is negative, but does not exceed the Buffer Rate, the Index Credit Rate will be positive, equal the Edge Rate.
  If the Index Change is negative, and does exceed the Buffer Rate, the Index Credit will be negative. The negative Index Credit Rate will equal the negative Index Change in excess of the Buffer Rate. See LIMITS ON INDEX LOSSES: CALCULATING LOSSES USING THE DOWNSIDE PROTECTION TYPE.
For instance, assume you select an Index Account Option with an Edge Rate of 5%, Edge+ Rate of 7%, and Buffer Rate of 10%. If, at the end of the Crediting Period, the Index Change is 10%, your Index Credit Rate would be +7% (i.e., the Edge+ Rate). If instead the Index Change is -8%, your Index Credit Rate would be +5% (i.e., the Edge Rate). If instead the Index Change is -15%, your Index Credit Rate would be -5% (i.e., the negative Index Change in excess of the Buffer Rate).
The Edge Rate and Edge+ Rate are fixed rates of potential return. In no event will a positive Index Credit Rate, if any, differ from the Edge Rate or Edge+ Rate, as applicable. The Edge Rate and Edge+ Rate therefore limit the upside potential of your investment. The Edge Rate and Edge+ Rate are measured over the life of the Crediting Period, which can be more than one year. In cases where a Crediting Period is more than one year, the Edge Rate and Edge+ Rate for that Crediting Period would be less if measured on an annual basis.
Currently, for any Index Account Option with Edge and Edge+, the Edge Rate and Edge+ Rate are subject to the same guaranteed minimum. The declared Edge+ Rate may be higher, lower, or equal to the declared Edge Rate (and vice versa). The only guarantee in that regard is that both the declared Edge Rate and the Edge+ Rate will satisfy the guaranteed minimum.

Credit Advantage. We are not currently offering any Index Account Options with Edge and Edge+ designated as “Credit Advantage.” We may offer such Index Account Options in the future.
EXAMPLES OF CREDITING METHODOLOGY
The following examples illustrate how we calculate and credit Index Credit assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals or Surrender. They assume no exercise of Performance Lock or Early Re-Entry. They also assume no Guaranteed Lifetime Withdrawal Rider Fees or GMDB rider fees. If these examples assumed Guaranteed Lifetime Withdrawal Rider Fees or GMDB rider fees, the ending Index Bases, Index Credits, and Index Account Option Values would be lower. For more examples including the impact of other fees, please see the Statement of Additional Information.
The Index Changes in the examples below are wide ranging so that you can compare and contrast different return scenarios; they are not historical Index returns. See THE INDEXES – Historical Index Returns later in this section for information about historical Index returns.
Examples with No Credit Advantage Fee
For each scenario below, assume an Index Account Option with a 1-year Crediting Period, Buffer (Buffer Rate 10%), Cap (Cap Rate 10%), no Credit Advantage Fee.
Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Index Account Option Value
1	1000	100	120	+20%	+10%	1000	+$100	$1,100
2	1000	100	105	+5%	+5%	1000	+$50	$1,050
3	1000	100	100	0%	0%	1000	$0	$1,000
4	1000	100	95	-5%	0%	1000	$0	$1,000
5	1000	100	80	-20%	-10%	1000	-$100	$900
For each scenario below, assume an Index Account Option with a 2-year Crediting Period, Buffer (Buffer Rate 15%), Cap (Cap Rate 20%), no Credit Advantage Fee.
Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Index Account Option Value
1	1000	100	135	+35%	+20%	1000	+$200	$1,200
2	1000	100	112	+12%	+12%	1000	+$120	$1,120
3	1000	100	100	0%	0%	1000	$0	$1,000
4	1000	100	88	-12%	0%	1000	$0	$1,000
5	1000	100	65	-35%	-20%	1000	-$200	$800

For each scenario below, assume an Index Account Option with a 6-year Crediting Period, Buffer (Buffer Rate 20%), Cap (Cap Rate 30%), no Credit Advantage Fee.
Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Index Account Option Value
1	1000	100	150	+50%	+30%	1000	+$300	$1,300
2	1000	100	115	+15%	+15%	1000	+$150	$1,150
3	1000	100	100	0%	0%	1000	$0	$1,000
4	1000	100	85	-15%	0%	1000	$0	$1,000
5	1000	100	50	-50%	-30%	1000	-$300	$700

For each scenario below, assume an Index Account Option with a 1-year Crediting Period, Buffer (Buffer Rate 10%), and Edge and Edge+ (Edge Rate 5% and Edge+ Rate 10%).
Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Index Account Option Value
1	1000	100	120	+20%	+10%	1000	+$100	$1,100
2	1000	100	105	+5%	+10%	1000	+$100	$1,100
3	1000	100	100	0%	+10%	1000	+$100	$1,100
4	1000	100	95	-5%	+5%	1000	+$50	$1,050
5	1000	100	80	-20%	-10%	1000	-$100	$900
Examples with Credit Advantage Fee
Each of the examples below assumes an Index Account Option with a Growth Opportunity Type designated as “Credit Advantage.” If you select an Index Account Option with Credit Advantage, you will be subject to an additional annualized fee of 1.25%. The dollar amount of the Credit Advantage Fee is calculated at the beginning of the Crediting Period. The fee will equal the dollar amount allocated to the Index Account Option on the first day of the Crediting Period (i.e., your starting Index Base), multiplied by the Credit Advantage Fee percentage (1.25%), multiplied by the length of the Crediting Period (in years). See FEE TABLE and EXPENSES AND ADJUSTMENTS – CREDIT ADVANTAGE FEE for additional information.
For each scenario below, assume an Index Account Option with a 2-year Crediting Period, Buffer (Buffer Rate 15%), Cap with Credit Advantage (Cap Rate 30%).
Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Credit Advantage Fee	Index Account Option Value (after Index Credit and Fee)
1	1000	100	135	+35%	+30%	1000	+$300	-$25	$1,275
2	1000	100	110	+10%	+10%	1000	+$100	-$25	$1,075
3	1000	100	101	+1%	+1%	1000	+$10	-$25	$985
4	1000	100	100	0%	0%	1000	$0	-$25	$975
5	1000	100	90	-10%	0%	1000	$0	-$25	$975
6	1000	100	65	-35%	-20%	1000	-$200	-$25	$775

For each scenario below, assume an Index Account Option with a 6-year Crediting Period, Buffer (Buffer Rate 15%), Participation with Credit Advantage (Participation Rate 80%).
Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Credit Advantage Fee	Index Account Option Value (after Index Credit and Fee)
1	1000	100	150	+50%	+40%	1000	+$400	-$75	$1,325
2	1000	100	110	+10%	+8%	1000	+$80	-$75	$1,005
3	1000	100	105	+5%	+4%	1000	+$40	-$75	$965
4	1000	100	100	0%	0%	1000	$0	-$75	$925
5	1000	100	90	-10%	0%	1000	$0	-$75	$925
6	1000	100	50	-50%	-35%	1000	-$350	-$75	$575
For each scenario below, assume an Index Account Option with a 6-year Crediting Period, Buffer (Buffer Rate 15%), Participation with Credit Advantage (Participation Rate 110%).
Scenario	Starting Index Base	Initial Index Value	Final Index Value	Index Change	Index Credit Rate	Ending Index Base	Index Credit	Credit Advantage Fee	Index Account Option Value (after Index Credit and Fee)
1	1000	100	150	+50%	+55%	1000	+$550	-$75	$1,475
2	1000	100	110	+10%	+11%	1000	+$110	-$75	$1,035
3	1000	100	105	+5%	+5.5%	1000	+$55	-$75	$980
4	1000	100	100	0%	0%	1000	$0	-$75	$925
5	1000	100	90	-10%	0%	1000	$0	-$75	$925
6	1000	100	50	-50%	-35%	1000	-$350	-$75	$575
ENHANCED INDEX ACCOUNT OPTIONS: BEST ENTRY
Currently, we are only offering one type of Enhanced Index Account Option: “Best Entry.” We reserve the right to offer different types of Enhanced Index Accounts in the future. We may not always offer Best Entry options.
When you invest in any Index Account Option, we measure your Index rate of return based on your Initial Index Value. If there is a market downturn after your Crediting Period starts, your gains could be less, and your losses could be greater at the end of the Crediting Period. Best Entry, on a limited basis, can help reduce this risk through its Initial Index Value reset feature, as described further below.
Each Best Entry option has a Cap and Buffer. We will calculate your Index Credit for a Best Entry option the same way as a Basic Index Account Option with Cap and Buffer. We will apply the Cap if the Index Change is positive or zero, or Buffer if the Index Change is negative. There is only one difference between Best Entry and a Basic Index Account Option with Cap and Buffer:
  Under a Basic Index Account Option, the Initial Index Value is always the Index Value on the Crediting Period start date.
  Under a Best Entry option, the Initial Index Value may automatically reset from the Index Value on the Crediting Period start date to a lower Index Value that occurred after the Crediting Period began. If the Initial Index Value resets, the lower Initial Index Value will be reflected in the Index Change used to calculate gains or losses. As explained further below, resetting to a lower Initial Index Value will serve to potentially increase your gains or decrease your losses.

Best Entry’s Initial Index Value reset feature is based on the following four design elements: (i) a monthly Observation Frequency; (ii) either three or six Observation Days, depending on which option you choose; (iii) a Best Entry Reset Threshold of -5%; and (iv) a Best Entry Reset Maximum of either -5% or -20%, depending on which option you choose. How the Initial Index Value reset feature works:
  The Index Value on the first day of the Crediting Period is the starting Initial Index Value.
  The Initial Index Value may reset only on an “Observation Day.” Depending on the option you choose, there are only three or six Observation Days and therefore only three or six calendar days on which the Initial Index Value is eligible to reset.
  Each Observation Day will correspond to the same calendar day on which the Crediting Period began and is determined based on the monthly Observation Frequency. This means there is one month (i) between the Crediting Period start date and the first Observation Day and (ii) between Observation Days. Observation Days will begin with the month immediately following the Crediting Period start date. For example: if the Crediting Period start date is January 1, 2022, and there are six Observation Days, the six Observation Days would be February 1, March 1, April 1, May 1, June 1, and July 1, 2022.
  On an Observation Day, the Initial Index Value will automatically reset if both:
(i) The value of the Index has decreased by the “Best Entry Reset Threshold” (which is expressed as -5%) compared to the Index Value on the first day of the Crediting Period; and
(ii) The Index Value on that Observation Day is lower than the current Initial Index Value (taking into account any prior reset that has occurred since the beginning of the Crediting Period).
See Examples of the Initial Index Value Reset Feature – General Illustration of Best Entry below for examples of this automatic reset calculation.
  In no event will the Initial Index Value be reset to a higher Index Value.
  In no event will the Initial Index Value reset below a certain Index Value called the “Best Entry Reset Minimum Value.” The Best Entry Reset Minimum Value is derived by multiplying the Index Value on the Crediting Period start date by the “Best Entry Reset Maximum,” which is equal to either -5% or -20%. No future resets are allowed if the Initial Index Value has been reset to the Best Entry Reset Minimum Value.
Please note, there are currently two Best Entry options that have a Best Entry Reset Threshold and Best Entry Reset Maximum that are both equal to -5%. Under these two options, which are available for no additional charge, the Initial Index Value may reset no more than one time. Any such reset will equal -5% (because the reset threshold and reset maximum are the same). For the other Best Entry options, multiple resets and aggregate resets of up to -20% are possible, but those options are subject to a Credit Advantage Fee.
See Examples of the Initial Index Value Reset Feature – Illustration of Best Entry Reset Maximum below for an example of the Best Entry Reset Maximum. See also Examples of the Initial Index Value Reset Feature – Illustration of Options with Same Best Entry Reset Threshold and Best Entry Reset Maximum.
  The Initial Index Value, as reset, if applicable, will be used to calculate the Index Change at the end of the Crediting Period.
  The Initial Index Value reset feature may affect Interim Values prior to the end of the Crediting Period. If the Initial Index Value does not reset, Interim Values will be unaffected by the reset feature. Each time the Initial Index Value resets, future Interim Values will be calculated using the reset Initial Index Value. A reset of the Initial Index Value will never result in lower Interim Values than if the Initial Index Value had not reset.

While Best Entry may help you increase your gains or decrease your losses, it is subject to the same risks associated with the Cap Growth Opportunity Type and the Buffer Downside Protection Type.
  You will not participate in any positive Index performance above the Cap Rate. If your Initial Index Value has reset, you may be more likely to realize gains at the end of the Crediting Period than if the Initial Index Value had not been reset, but the upside potential of your investment continues to be limited by the same Cap Rate. If your Initial Index Value has reset, the Cap Rate and Buffer established when you initially invested in the option will remain the same but will be based on the reset Initial Index Value.  This means you will still have the same downside protection but now the Buffer will be based on a lower Initial Index Value. Thus, the buffer will continue to provide protection against subsequent market declines. After a reset, although your Cap will be applied at a lower Index Value threshold, your Index Crediting Rate with Best Entry will always be equal to or greater than the Index Crediting Rate without Best Entry.  For example, if your Initial Index Value is 1,000 with a 12% Cap and 10% Buffer, if the Initial Index Value is reset to 900, that same Cap and Buffer are then based on a 900 Initial Index Value.
  The Buffer provides only limited downside protection. If your Initial Index Value has reset, you may be less likely to realize loss at the end of the Crediting Period than if the Initial Index Value had not been reset, but you still assume the risk of loss for negative Index performance beyond the same Buffer Rate. Your losses could be significant.
In addition, on any calendar day that is not an Observation Day, which represent the overwhelming number of days in a Best Entry option Crediting Period, the Initial Index Value will not be eligible for reset, regardless of how poorly the Index performs.
Examples of the Initial Index Value Reset Feature
The following examples illustrate how the Initial Index Value reset feature works assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals or Surrender. They assume no exercise of Performance Lock. They assume no Credit Advantage Fees, Guaranteed Lifetime Withdrawal Rider Fees, or GMDB rider fees. The Index Changes are not historical Index returns. See The INDEXES – Historical Index Returns later in this section for information about historical Index returns.
General Illustration of Best Entry. To help you understand the Initial Index Value reset feature, consider the following example. Assume you select a Best Entry option for which the following applies:
  Crediting Period: 6 Years
  Number of Observation Days: 6
  Observation Frequency: Monthly
  Best Entry Reset Threshold: -5%
  Best Entry Reset Maximum: -20%
  Cap Rate: 20%
  Buffer Rate: 10%
Now assume that the value of the Index on day 1 of the Crediting Period is 1000. Based on these assumptions, your Initial Index Value will either (a) remain at 1000 or (b) reset to the lowest Index Value observed on any Observation Day provided that at least one observed Index Value is equal to or lower than 950 (i.e., 1000 – (1000 x 5%) = 950). However, in no event can the Initial Index Value be reset below the Best Entry Reset Minimum Value of 800 (i.e., 1000 x (1 + -20%) = 800).
Remember that if the Initial Index Value resets at least once, it will never reset to a higher Index Value.
The illustration below reflects how the Index hypothetically performed between the Crediting Period start date and the last Observation Day.

The following table explains whether or not the Initial Index Value reset on the Observation Days.
Observation Day	Index Value	Before Reset Evaluated	After Reset Evaluated	Reset Occur?	Explanation
1	965	1000	1000	No	The Index Value on the Observation Day (965) was not at least 5% lower than the starting Index Value (1000).
2	950	1000	950	Yes	The Index Value on the Observation Day (950) was at least 5% lower than the starting Index Value (1000), and there were no prior resets to consider.
3	958	950	950	No
The Index Value on the Observation Day (958) was not at least 5% lower than the starting Index Value (1000), nor was it lower than the Initial Index Value immediately prior to the reset opportunity (950).

4	935	950	935	Yes	The Index Value on the Observation Day (935) was at least 5% lower than the starting Index Value (1000) and was lower than the Initial Index Value immediately prior to the reset opportunity (950).
5	930	935	930	Yes	The Index Value on the Observation Day (930) was at least 5% lower than the starting Index Value (1000) and was lower than the Initial Index Value immediately prior to the reset opportunity (935).
6	932	930	930	No	The Index Value on the Observation Day (932) was at least 5% lower than the starting Index Value (1000) but was not lower than the Initial Index Value immediately prior to the reset opportunity (930).
Note that the lowest Index Value in this example was 925, but the Initial Index Value did not reset to 925. The Initial Index Value was not reset to 925 because that Index Value did not occur on an Observation Day.

Also note that because the lowest Index Value on any Observation Day wasn’t lower than the Best Entry Reset Minimum Value of 800, the Best Entry Reset Maximum did not affect any Initial Index Value resets.
At the end of the Crediting Period in this example, the Index Change will be positive if the Final Index Value is greater than 930, zero if the Final Index Value is 930, or negative if the Final Index Value is lower than 930. Without the Initial Index Value reset feature in this example, the Index Change would have been positive if the Final Index Value were greater than 1000, zero if the Final Index Value were equal to 1000, or negative if the Final Index Value were lower than 1000.
To show how the Initial Index Value reset feature could help increase gains and decrease losses in this example, the following table reflects hypothetical Index Changes and Index Credit Rates based on an Initial Index Value of 1000 (reflecting no reset) versus an Initial Index Value of 930 (reflecting the reset), using assumed Final Index Values, the assumed Cap Rate (20%), and the assumed Buffer Rate (10%). You should note that depending on the Final Index Value, the Initial Index Value reset feature may or may not increase gains or decrease losses, even when a reset occurs.

Final Index Value	Initial Index Value = 1000 (Reflects No Reset)		Initial Index Value = 930 (Reflects Reset)		Impact of Initial Index Value Reset on Gains or Losses
	Index Change	Index Credit Rate	Index Change	Index Credit Rate
1200	+20%	+20%	+29%	+20%(1)	None
1150	+15%	+15%	+23.7%	+20%(1)	Increased Gains
1100	+10%	+10%	+18.3%	+18.3%	Increased Gains
1000	0%	0%	+7.5%	+7.5%	Increased Gains
900	-10%	0%(2)	-3.2%	0%(2)	None
800	-20%	-10%(3)	-14%	-4%(3)	Decreased Losses
(1) Index Credit Rate equals the Cap Rate because the Index Change exceeds the Cap Rate.
(2) Index Credit Rate equals 0% because the negative Index Change does not go beyond the Buffer Rate.
(3) Index Credit Rate equals the negative Index Change in excess of the Buffer Rate.
Illustration of Best Entry Reset Maximum. To help you understand how the Best Entry Reset Maximum works, consider the following example. Once again, assume you select a Best Entry option for which the following applies:
  Crediting Period: 6 Years
  Number of Observation Days: 6
  Observation Frequency: Monthly
  Best Entry Reset Threshold: -5%
  Best Entry Reset Maximum: -20%
  Cap Rate: 20%
  Buffer Rate: 10%
Again, assume that the value of the Index on day 1 of the Crediting Period is 1000. Based on these assumptions, your Initial Index Value will either (a) remain at 1000 or (b) reset to the lowest Index Value on any Observation Day, provided that at least one observed Index Value is equal to or lower than 950 (i.e., 1000 – (1000 x 5%) = 950). However, in no event can the Initial Index Value be reset below the Best Entry Reset Minimum Value of 800 (i.e., 1000 x (1 + -20%) = 800).
The illustration below reflects how the Index hypothetically performed between the Crediting Period start date and the last Observation Day.

1000
980
960
940
920
900
880
860
840
820
800
780
760
740
720
700
Best Entry Reset Minimum Value: 800
Lowest Index Value on an Observation Day: 760
Starting Index Value
1
2
3
4
5
6
Observation Days
Index Value
Initial Index Value

The following table explains whether or not the Initial Index Value reset on the Observation Days.
Observation Day	Index Value	Before Reset Evaluated	After Reset Evaluated	Reset Occur?	Explanation

1	965	1000	1000	No	The Index Value on the Observation Day (965) was not at least 5% lower than the starting Index Value (1000).
2	900	1000	900	Yes	The Index Value on the Observation Day (900) was at least 5% lower than the starting Index Value (1000) and was lower than the Initial Index Value immediately prior to the reset opportunity (1000).
3	850	900	850	Yes	The Index Value on the Observation Day (850) was at least 5% lower than the starting Index Value (1000) and was lower than the Initial Index Value immediately prior to the reset opportunity (900).
4	780	850	800	Yes
The Index Value on the Observation Day (780) was at least 5% lower than the starting Index Value (1000) and was lower than the Initial Index Value immediately prior to the reset opportunity (850). However, because the Initial Index Value cannot reset below the Best Entry Reset Minimum Value (800), the Initial Index Value was reset to 800 rather than 780.

5	760	800	800	No	No resets allowed after the Initial Index Value has been reset to the Best Entry Reset Minimum Value.
6	765	800	800	No	No resets allowed after the Initial Index Value has been reset to the Best Entry Reset Minimum Value.
Because the Initial Index Value reset to the Best Entry Reset Minimum Value (800) on the 4th Observation Day, no resets were allowed on the 5th and 6th Observation Days, even though the Index Values on those Observation Days were lower than the current Initial Index Value of 800. At the end of the Crediting Period in this example, the Index Change will be positive if the Final Index Value is greater than 800, zero if the Final Index Value is 800, or negative if the Final Index Value is lower than 800.
Illustration of Options with Same Best Entry Reset Threshold and Best Entry Reset Maximum. There are currently two Best Entry options that have a Best Entry Reset Threshold and Best Entry Reset Maximum that are both equal to -5%. Under these options, the Initial Index Value may reset no more than one time, and any such reset will equal -5%, because the reset threshold and reset maximum are the same.
For this example, assume the same facts as the previous example, except assume (i) that the Best Entry Reset Threshold and Best Entry Reset Maximum were both equal to -5% and (ii) there are only three Observation Days. Based on these assumptions, the Initial Index Value will either (a) remain at 1000 or (b) reset to 950 if the Index Value on any Observation Day is 950 or lower (i.e., 1000 – (1000 x 5%) = 950). Because the Best Entry Reset Threshold and Best Entry Reset Maximum are both equal to -5%, in no event will the Initial Index Value reset more than once or reset to any Index Value other than 950.
The illustration below reflects how the Index hypothetically performed between the Crediting Period start date and the last Observation Day.

1000
980
960
940
920
900
880
860
840
820
800
780
760
740
720
700
Best Entry Reset Minimum Value: 950
Lowest Index Value on an Observation Day: 850
Starting Index Value
1
2
3
Observation Days
Index Value
Initial Index Value

The following table explains whether or not the Initial Index Value reset on the Observation Days.

		Initial Index Value
Observation Day	Index Value	Immediately Before Reset Evaluated	Immediately After Reset Evaluated	Did a Reset Occur?	Explanation
1	965	1000	1000	No	The Index Value on the Observation Day (965) was not at least 5% lower than the starting Index Value (1000).
2	900	1000	950	Yes
The Index Value on the Observation Day (900) was at least 5% lower than the starting Index Value (1000) and was lower than the Initial Index Value immediately prior to the reset opportunity (1000). However, because the Initial Index Value cannot reset below the Best Entry Reset Minimum Value (950), the Initial Index Value was reset to 950 rather than 900.

3	850	950	950	No	No resets allowed after the Initial Index Value has been reset to the Best Entry Reset Minimum Value.
Because the Initial Index Value reset to the Best Entry Reset Minimum Value (950) on the 2nd Observation Day, no resets were allowed on the 3rd (and last) Observation Day, even though the Index Value on that Observation Day was lower than the current Initial Index Value of 950. At the end of the Crediting Period in this example, the Index Change will be positive if the Final Index Value is greater than 950, zero if the Final Index Value is 950, or negative if the Final Index Value is lower than 950.

THE INDEXES
Generally
Each Index Account Option is linked to the performance of an Index. This section includes basic information about the Indexes.
Each Index is either a market index or an exchange-traded fund (“ETF”).
  A market index tracks, directly or indirectly, the performance of a specific basket of stocks or other assets considered to represent a particular market or sector. Please note that by investing in an Index Account Option that is linked to the performance of a market index, you are not investing in the market index (it is not possible to invest directly in a market index), an index fund, or the securities that compose the index. You have no rights with respect to the index.
  ETFs are SEC-registered investment companies whose shares are traded throughout the day on national stock exchanges at market prices. Please note that when you invest in an Index Account Option that is linked to the performance of an ETF, you are not investing in the ETF and you are not a shareholder in the ETF. You will have no voting, dividends, liquidation, or other rights that belong to shareholders in the ETF.
When the Index is a market index, the Index Value at the end of a day is the closing value of the Index for that day. When the Index is an ETF, the Index Value at the end of a day is the closing share price of the fund for that day on the fund’s primary stock exchange. The Index Value on any day that is not a Business Day is the value of the Index at the end of the next Business Day.
The Company relies on the Index Values reported by a third-party. If for any reason, the Index Value for a Business Day is not provided to the Company, the Index Value for that Business Day will be the most recently provided Index Value.
See PRINCIPAL RISKS OF INVESTING IN THE POLICY – INDEX PERFORMANCE RISKS for a discussion of the investment risks associated with the Indexes. Additional Index information is included in APPENDIX C. You may request additional information about each Index from our Administrative Office or your financial intermediary.
There is no guarantee that any particular Index will always be available under the Policy. We may change the Indexes for the Index Account Options from one Crediting Period to the next. We also reserve the right to substitute an Index prior to the end of a Crediting Period.
Market Indexes
The Indexes described in this section are market indexes.
S&P 500® Index
The S&P 500® Index (Ticker: SPX) is widely regarded as the best single gauge of large-cap U.S. equities. This market index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.
The Index is a “price return” index, not a “total return” index, and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
Fidelity World Factor Leaders IndexSM 0.5% AR
The Fidelity World Factor Leaders IndexSM 0.5% AR (Ticker: FIDWFLEN) is an adjusted return equity index offering exposure to U.S. and developed market non-U.S. companies. The index provider of the Index and the underlying indexes is Fidelity Product Services LLC (FPS).
The Index is a “price return” index, not a “total return” index, and therefore does not reflect dividends paid on the securities composing the Index. Likewise, the underlying indexes are price return indexes, calculated without adjustments for dividends. In addition, the daily performance of this Index is reduced by 0.5% annually. Without this adjustment to the return, the performance of this Index over any one year period would be approximately 0.5% higher. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
This Index is comprised of two underlying market indexes with assigned weightings. This Index is rebalanced daily based on the underlying indexes’ assigned weightings.

The first underlying index is the Fidelity U.S. Multifactor Index (price return) (Ticker: FIDUSMFP). It has an assigned weighting of 60%. The Fidelity U.S. Multifactor Index is designed to reflect the performance of stocks of large-capitalization U.S. companies with attractive valuations, high quality profiles, lower volatility than the broader market, and positive momentum signals. Approximately 100 stocks from the top 1000 U.S. stocks based on market capitalization are selected for inclusion in this underlying index. This underlying index is rebalanced semi-annually.
The second underlying index is the Fidelity International Multifactor Index (price return) (Ticker: FIDINTFP). It has an assigned weighting of 40%. The Fidelity International Multifactor Index is designed to reflect the performance of stocks of large and mid-capitalization developed international companies with attractive valuations, high quality profiles, positive momentum signals, lower volatility than the broader market, and low correlation to the U.S. equity market. Approximately 200 stocks from the top 1000 developed international stocks based on market capitalization are selected for inclusion in this underlying index. This underlying index is rebalanced semi-annually.
Each underlying index is designed to emphasize companies with the following factors: attractive valuations, high quality profiles, positive momentum signals and lower volatility than the broader market. The Fidelity International Multifactor Index also emphasizes companies with low correlation to the U.S. equity market.
  “Attractive valuations” refers to companies with strong cash flows; earnings before interest, tax, depreciation, and amortization; book value; and earnings estimates relative to share price or enterprise value.
  “High quality profile” refers to companies with strong profit generation, earnings, and cash flows.
  “Positive momentum” refers to companies showing positive market returns during recent periods.
  “Lower volatility than the broader market” refers to companies that have demonstrated more stable returns with less sensitivity to market movements relative to other companies.
  “Low correlation to the U.S. equity market” refers to companies in a non-U.S. sector whose returns are not strongly tied to the U.S. market.
Each underlying index is constructed by: (i) calculating weighted-average scores based on the targeted factors; (ii) selecting the highest scoring stocks within each weighted sector (and, in the case of the Fidelity International Multifactor Index, by country/region with an emphasis on lower U.S. market correlation); and (iii) assigning equal weights to all stocks selected for inclusion. At each rebalance for an underlying index, all stocks in the universe of eligible stocks are ranked by weighted-average scores from highest to lowest. The lowest ranked stocks that are already included in the index at time of rebalance are removed from the index until a turnover threshold of 20% by weight has been reached. For each stock removed from the index, it is replaced with the highest ranking stock from the universe of eligible stocks that is not already included in the index.
Fidelity World Factor Leaders IndexSM 0.5% AR is exclusively licensed to Transamerica for use with this Policy. Inquiries regarding this Index, including requests for daily Index Values, should be directed to our Administrative Office.
First Trust Equity Edge IndexTM
The First Trust Equity Edge IndexTM (price return) (Ticker: FTEQEDGE) (the “Index”) is an adjusted return equity index offering exposure to dividend-paying companies. The index provider of the Index is FT Indexing Solutions LLC.
The Index is a “price return” index, not a “total return” index, and therefore does not reflect dividends paid on the securities composing the Index. Likewise, the underlying indexes are price return indexes, calculated without adjustments for dividends. In addition, the daily performance of the Index is reduced by 0.55% annually. Without this adjustment to the return, the performance of the Index over any one year period would be approximately 0.55% higher. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
The Index is comprised of two underlying market indexes. The underlying indexes are assigned equal weightings (i.e., 50%), and the Index is rebalanced quarterly.

The first underlying index is the Nasdaq US Rising Dividend AchieversTM Index (price return) (Ticker: NQDVRIS). This underlying index measures the performance of a selection of securities that have increased their dividend value over the previous three year and five year annual periods. Approximately 50 common stocks comprise this underlying index, and each stock is assigned an equal weighting. This underlying index is reconstituted annually and rebalanced quarterly. The security selection process for this underlying index begins by identifying securities that are eligible for inclusion. To be eligible, a security must be among the top 1,000 securities by market capitalization (after removing ineligible security types) in the Nasdaq US BenchmarkTM Index (Ticker: NQUSB), a broad-based index designed to track the performance of U.S. exchange-listed securities. In addition, a security must have: (i) a three-month average daily traded value of at least $5 million; (ii) paid a dividend in the trailing twelve-month period greater than the dividend paid in the trailing twelve-month period three and five years prior; (iii) a positive earnings per share in the trailing twelve-month period greater than the earnings per share in the trailing twelve-month period three years prior; (iv) a cash to debt ratio greater than 50%; and (v) a trailing twelve-month period payout ratio no greater than 65%. Only one security per issuer is permitted; if an issuer has multiple listed security classes, only the security with the highest three-month average daily traded value may be eligible. Real estate investment trust securities are ineligible. Furthermore, a security will be ineligible if Nasdaq is aware that the issuer or the security will soon undergo a fundamental change, such as entering into a definitive merger or acquisition agreement or other pending arrangement, or a filing of bankruptcy or similar protection from creditors. After identifying the securities that are eligible for inclusion, each eligible security receives a combined ranking based on dollar dividend increase, current dividend yield, and payout ratio. The top 50 securities based on ranking are selected for inclusion in the underlying index, subject to tie-breaker criteria and industry concentration restrictions.
The second underlying index is the Value Line® Dividend Index (price return) (Ticker: VLFVD). This underlying index is designed to track the performance of U.S. listed companies that pay above-average dividends and have the potential for capital appreciation. Its methodology was developed by Value Line, Inc., the index sponsor. The index seeks risk-adjusted performance by incorporating the “Value Line Safety Rank” ranking system. The index is reconstituted and rebalanced monthly. The starting universe from which index constituents are selected is comprised of common stocks, American Depositary Receipts, and Global Depositary Receipts of companies that are listed on the following U.S. exchanges: New York Stock Exchange (NYSE), NASDAQ, NYSE American, NYSE Arca, and Cboe BZX. Securities with a limited partnership, master limited partnership, or registered investment company structure are excluded from the starting universe. At each monthly reconstitution, the securities in the starting universe that meet all of the following criteria are included in the index and equally weighted: (i) a Value Line Safety Rank of either #1 or #2; (ii) a market capitalization of greater than $1 billion; (iii) an indicated dividend yield greater than or equal to the trailing 12-month rolling dividend yield of the S&P 500® (calculated by annualizing the most recent gross dividend); and (iv) a 3-month average daily traded value of greater than $500,000. On a weekly basis, the Value Line Safety Rank ranking system assigns rankings to approximately 1,600 - 1,700 securities based on a security’s price volatility over the last five years with a greater weighting to the most recent one year and the issuer’s financial condition. The ranking system ranges from #1 to #5. Stocks with a Value Line Safety Rank of either #1 or #2, as a group, are ranked as being more stable and presenting less investment risk relative to stocks with a lower Value Line Safety Rank (i.e., Value Line Safety Ranks of #3, #4, or #5).
The First Trust Equity Edge IndexTM is exclusively licensed to Transamerica for use with this Policy. Inquiries regarding this Index, including requests for daily Index Values, should be directed to our Administrative Office.
Exchange Traded Funds (ETFs)
The Indexes described in this section are ETFs. Additional information about each ETF is available on the SEC’s website at sec.gov and copies of that information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for each ETF is provided below. Please note that such information is not prepared by us and may be intended for shareholders of the ETFs. You will not be a shareholder of an ETF by investing in an Index Account Option that is linked to the performance of an ETF. You may also request additional information about each ETF from our Administrative Office or your financial intermediary.
Because Index performance is reflective of an ETF’s closing price, Index performance is on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends or other distributions paid by the ETF. In addition, an ETF deducts fees and costs that reduce Index performance. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the ETF or the securities in which the ETF invests.

iShares® Russell 2000 ETF
The iShares® Russell 2000 ETF (NYSE Arca: IWM) (SEC file number 333-92935) seeks to track the investment results of the Russell 2000® Index, an index composed of small-capitalization U.S. equities. The Russell 2000® Index measures the performance of the small capitalization sector of the U.S. equity market, as defined by FTSE Russell.
iShares® U.S. Technology ETF
The iShares® U.S. Technology ETF (NYSE Arca: IYW) (SEC file number 333-92935) seeks to track the investment results of the Russell 1000 Technology RIC 22.5/45 Capped Index, which is composed large-, and mid -capitalization U.S. companies. The Russell 1000 Technology RIC22.5/45 Capped Index is designed to measure the performance of U.S. companies in the technology sector, as defined by FTSE Russell.
Historical Index Returns
The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% cap and a hypothetical -10% buffer. The chart illustrates the variability of the returns from year to year and shows how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.
The performance below is NOT the performance of any Index Account Option. Your performance under the Policy will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Index Account Options, and does not reflect Policy fees and charges, including surrender charges or negative Interim Value adjustments, which reduce performance.
1 This Index is a “price return” index, not a “total return” index, and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

1 This Index is a “price return” index, not a “total return” index, and therefore does not reflect the dividends paid on the securities composing the Index. In addition, the Index provider applies a reduction when calculating Index performance. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
1 This Index is an ETF. Index Values are based on the ETF’s closing prices. The Index Values reflect a “price return,” not a “total return,” and therefore do not reflect the dividends or other distributions paid by the ETF. In addition, fees and costs are deducted from the ETF, which reduces the ETF’s performance. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the ETF or the securities in which the ETF invests.

1 This Index is an ETF. Index Values are based on the ETF’s closing prices. The Index Values reflect a “price return,” not a “total return,” and therefore do not reflect the dividends or other distributions paid by the ETF. In addition, fees and costs are deducted from the ETF, which reduces the ETF’s performance. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the ETF or the securities in which the ETF invests.
Index Substitution
We reserve the right to substitute an Index prior to the end of a Crediting Period. During a Crediting Period, if a market index serving as an Index is discontinued, or if the calculation of the Index is substantially changed by the index provider, or if Index Values should become unavailable for any reason, or if an ETF that is serving as an Index is liquidated or otherwise no longer exists, or if its investment objectives, strategies, or risks substantially change, we may substitute the Index with a new Index once we obtain all necessary regulatory approvals.
We will notify you of any such substitution in writing. We will seek to notify you at least 30 days prior to substituting an Index for any Index Account Option in which you are invested. However, in the event that it is necessary to substitute on less than 30 days’ notice due to circumstances outside of our control, we will provide notice of the substitution as soon as practicable.
If we substitute an Index, we will select a new Index that we determine in our judgment is comparable to the old Index. We may look at factors which include, but are not limited to, asset class, index composition, strategy, and index liquidity. In the event that a comparable Index is not found, we will substitute the original Index with a broad-based securities market index. An Index Account Option will not be ended prior to the end of the Crediting Period due to our inability to find a comparable Index.
If we substitute an Index during a Crediting Period, we will calculate the Index Change using the original Index up until the substitution date. After the substitution date, we will calculate the Index Change using the replacement Index, but with a revised Initial Index Value for the replacement Index. The revised Initial Index Value for the replacement Index will reflect the Index Change for the original Index from the start of the Crediting Period to the substitution date. We will use a similar process if multiple substitutions occur during a Crediting Period. The substitution of an Index will have no impact on the Index Account Option’s Crediting Period, Growth Opportunity Type, Downside Protection Type, or any other features or rates for that Index Account Option other than the Index to which the Index Account Option is linked.
This example is intended to show how we would calculate the Index Change during a Crediting Period in which an Index was substituted.

Index Change on substitution date for original Index
Initial Index Value for original Index	1,000
Index Value for original Index on substitution date	1,050
Index Change for original Index on substitution date	(1,050 / 1,000) - 1 = 5%
This 5% Index Change on the substitution date is then used to calculate the revised Initial Index Value for the replacement Index.
Revised Initial Index Value for replacement Index
Index Change for original Index on substitution date	5%
Index Value for replacement Index on substitution date	1,000
Revised Initial Index Value for replacement Index	1,000 / (100% + 5) = 952.38
The Index Change calculation for that Crediting Period is then based on the change between the revised Initial Index Value for the replacement Index, and the Final Index Value for the replacement Index.
INTERIM VALUE
We calculate the Interim Value of your investment in an Index Account Option each Business Day between the first and last day of the Crediting Period. The Interim Value on any such Business Day determines the value of that Index Account Option for withdrawals, Surrender, annuitization, the death benefit, and Performance Lock, and to pay fees and charges. Interim Value is calculated at the end of a Business Day.
On any Business Day between the first and last day of a Crediting Period, the Interim Value for an Index Account Option will not impact your Policy unless one of the following transactions occurs on that Business Day: (i) a fee or charge is deducted from that Index Account Option; (ii) you take a Surrender or any withdrawal from that Index Account Option; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature for that Index Account Option (that Business Day being the Performance Lock Date). However, if such a transaction is performed, it will be processed based on the Interim Value for that Index Account Option on that Business Day, and an Interim Value adjustment will apply.
An Interim Value adjustment may be positive, negative, or equal to zero. The application of a negative Interim Value adjustment will result in loss, which may be significant.
In extreme circumstances, it is possible to lose 100% of your investment in any Index Account Option due to the application of a negative Interim Value adjustment (i.e., a complete loss of your principal and any prior earnings).
If you have multiple ongoing Crediting Periods for Index Account Options that end at different times, any of the transactions listed above will be based on an Interim Value for some or all of your Index Account Options. For as long as you have multiple ongoing Crediting Periods for Index Account Options, there may be no time that any such transaction can be performed without the application of at least one Interim Value.
The Interim Value for an Index Account Option will generally change each Business Day, and the change may be positive or negative compared to the last Business Day, even when the Index has increased in value. Interim Values are not calculated based on Index performance, and an Index Account Option’s limit on Index gains and losses for the end of the Crediting Period does not apply to the calculation of Interim Value. As such, when a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period. This means that there could be significantly less money available under your Policy for fees and charges, withdrawals, a Surrender, annuitization, and the death benefit. If you use the Performance Lock feature to lock-in an Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) that is lower than the amount you invested in that Index Account Option on the Crediting Period start date, you may be locking-in a loss.

An Interim Value is designed to be an estimated fair value for your investment in an Index Account Option prior to the end of the Crediting Period. The Interim Value for an Index Account Option is calculated using the following formula:
Index Base x (1 + Interim Value Index Credit Rate) – Accrued Credit Advantage Fees, if applicable
  Index Base. Your Index Base represents your allocation to the Index Account Option. On the first day of the Crediting Period, your Index Base equals the dollar amount that you allocated to that Index Account Option. If you exercised Performance Lock during a Crediting Period, and then reallocate into a previously locked Index Account Option for the remainder of the Crediting Period using Early Re-Entry, your Index Base on the first day of the remaining Crediting Period will equal the amount reallocated from the Performance Lock Account to the previously locked Index Account Option. During a Crediting Period, your Index Base will not change unless a fee or charge is deducted from that Index Account Option, or if you take any type of withdrawal from that Index Account Option, in which case your Index Base is subject to an immediate proportionate reduction. See REDUCTION TO INDEX BASE below.
  Interim Value Index Credit Rate (Interim Value Adjustment). The Interim Value Index Credit Rate is an interim rate of return that may be positive, negative, or zero. We also refer to this interim rate of return as the “Interim Value adjustment.” We calculate this interim rate of return differently than the Index Credit Rate at the end of the Crediting Period, as described in EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT.
  Accrued Credit Advantage Fees (Credit Advantage Only). If the Index Account Option is subject to a Credit Advantage Fee, Accrued Credit Advantage Fees are reflected in the Interim Value as a dollar-for-dollar reduction. See EXPENSES AND ADJUSTMENTS – CREDIT ADVANTAGE FEE. The accrual of Credit Advantage Fees does not result in a reduction to the Index Base, but will result in lower Interim Values.
For more information about the calculation of Interim Value, see EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT later in this prospectus, as well as ADDITIONAL INFORMATION ABOUT INTERIM VALUE ADJUSTMENTS in the Statement of Additional Information for detailed information and examples.
REDUCTION TO INDEX BASE
During a Crediting Period for an Index Account Option, your Index Base for that Index Account Option will not change unless a fee or charge is deducted from that Index Account Option, or if you take any type of withdrawal from that Index Account Option (including an automatic withdrawal, minimum required distribution, surrender charge-free withdrawal, withdrawal of the Rider Withdrawal Amount, Excess Withdrawal, or any other withdrawal), before the end of the Crediting Period, in which case your Index Base will be subject to a proportionate reduction at that time. It is derived by reducing your Index Base by the same percentage as the percentage reduction to your Interim Value due to the amount of the withdrawal or the fee or charge deducted (which is deducted from the Interim Value on a dollar-for-dollar basis).
A reduction to your Index Base could result in less gain (if any) or more loss at the end of a Crediting Period, perhaps significantly less gain or more loss, because the Index Credit Rate will be applied to a lower Index Base. All withdrawals taken, and fees and charges deducted, from an Index Account Option before the end of a Crediting Period will trigger a reduction to your Index Base, even fees and charges that are periodically deducted from your Policy. A reduction to your Index Base may be greater than the amount withdrawn, or the fee or charge deducted. A reduction will also result in lower Interim Values for the remainder of the Crediting Period (because the interim rate of return will be applied to a smaller Index Base). There is no way to increase your Index Base during a Crediting Period, and therefore no way to reverse or offset the negative impact of a reduction to your Index Base.
For example, assume that your Index Base on the first day of a Crediting Period for an Index Account is $10,000. Further, assume that there are no deductions as a result of fees, charges, or withdrawals from that Index Account until a given day before the end of the Crediting Period, on which day your Interim Value is $9,500 (before any deductions for fees, charges, or withdrawals) and a total of $475 in fees, charges, or withdrawals is deducted from that Index Account Option on that date. The $475 deduction would reduce your Interim Value to $9,025, representing a 5% reduction in your Interim Value (i.e., ($9,025 / $9,500) – 1 = 5%). As such, your Index Base would likewise be reduced by 5% from $10,000 to $9,500 (i.e., ($10,000 x (1 + -5%) = $9,500), a reduction to the Index Base of -$500. Please note that in this example, the reduction to the Index Base (-$500) was greater than the reduction in the Interim Value (-$475).

Continuing this example to the end of the Crediting Period, assume that there are no other deductions as a result of fees, charges, or withdrawals from that Index Account Option before the end of the Crediting Period:
  Assuming an Index Credit Rate of +10%, your Index Account Option Value would equal $10,450 (i.e., $9,500 x (1 + 10%) = $10,450). The Index Credit is +$950. In comparison, had your original Index Base of $10,000 not been subject to the reduction earlier in this example, the Index Account Option Value would have equaled $11,000 (i.e., $10,000 x (1 + 10%) = $11,000), and the Index Credit would have been +$1,000.
  Assuming an Index Credit Rate of -10%, your Index Account Option Value would equal $8,550 (i.e., $9,500 x (1 + -10%) = $8,550). The Index Credit is -$950. In comparison, had your original Index Base of $10,000 not been subject to the reduction earlier in this example, the Index Account Option Value would have equaled $9,000 (i.e., $10,000 x (1 + -10%) = $9,000), and the Index Credit would have been -$1,000.
If you select an Index Account Option subject to a Credit Advantage Fee, please note:
  Your Interim Values will reflect a dollar for dollar reduction equal to Accrued Credit Advantage Fees. The daily accrual of Accrued Credit Advantage Fees does not impact your Index Base (i.e., it does not trigger a reduction to your Index Base). However, Accrued Credit Advantage Fees will reduce value of the Index Account for withdrawals, Surrender, annuitization, and the death benefit and to pay fees and charges.
  If you select an Index Account Option subject to a Credit Advantage Fee and there is a deduction for a fee, charge, or withdrawal that triggers a reduction to your Index Base, the proportionate reduction to your Index Base will be based on what your Interim Value would have been on that date in the absence of Accrued Credit Advantage Fees. As a result of this special treatment, the daily accrual of Accrued Credit Advantage Fees will not have the effect of increasing the percentage by which we reduce your Index Base when a reduction occurs. This special treatment is limited solely to the application of reductions to the Index Base when you select an Index Account Option subject to a Credit Advantage Fee.
PERFORMANCE LOCK+
Performance Lock
On any Business Day between the first and last day the Crediting Period for an Index Account Option, you may exercise the Performance Lock feature. You may exercise Performance Lock for one, some, or all of your Index Account Options. If you have multiple ongoing Crediting Periods for the same Index Account Option, you may exercise Performance Lock for one, some, or all of them. You may decide not to exercise Performance Lock at all.
If you exercise Performance Lock for an Index Account Option, your Interim Value for that Index Account Option (less any Remaining Credit Advantage Fees and any other applicable charges) on the Performance Lock Date is “locked-in” and transferred to the Performance Lock Account.
If you exercise Performance Lock, you will be locking-in an Interim Value (and that Interim Value will be reduced dollar for dollar by any Remaining Credit Advantage Fees and any other applicable charges). The Interim Value adjustment reflected in your locked-in Interim Value may be negative. A negative Interim Value adjustment may result in significant loss.
Amounts held in the Performance Lock Account will not participate in any Index performance (positive or negative). No Index Credit will be applied to amounts held in the Performance Lock Account. Depending on when you exercised Performance Lock and whether you exercise Early Re-Entry, your investment might not participate in Index performance for up to one year.
For example, assume you invest $10,000 in an Index Account Option and you elect to exercise Performance Lock. If the Interim Value on the Performance Lock Date is $10,500 and there is $300 in Remaining Credit Advantage Fees and other applicable charges for that Index Account Option, we will transfer $10,200 to the Performance Lock Account, locking-in $200 of gain (before any future credited interest, fees or charges, or withdrawals applied to the Performance Lock Account). Conversely, if the Interim Value on the Performance Lock Date is $9,500 and there is $300 in Remaining Credit Advantage Fees and other fees, we will transfer $9,200 to the Performance Lock Account, locking-in an $800 loss (before any future credited interest, fees or charges, or withdrawals applied to the Performance Lock Account).
You may “manually” exercise Performance Lock by contacting us on any Business Day before the end of the Crediting Period, in which case we will lock-in the Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges) next calculated after we receive your request in good order.

You may also exercise Performance Lock “automatically” based on a target gain that you provide us in advance. If you wish to enroll in this feature, you must provide us with instructions that identify a target gain percentage. After you enroll, Performance Lock will be automatically exercised if your Interim Value (after the deduction of any Remaining Credit Advantage Fees and any other applicable charges) is greater than your Index Base by a percentage at least equal to your target gain. For instance, if you instruct us to exercise Performance Lock on any Business Day that would lock-in at least a 5% gain, Performance Lock will be automatically exercised on any Business Day that the Interim Value (after the deduction of any Remaining Credit Advantage Fees and any other applicable charges) is at least 5% greater than your Index Base. In this example, if your Interim Value on a Business Day were at least 5% greater than your Index Base, but the deduction of any Remaining Credit Advantage Fees or other applicable charges would result in less than a 5% gain, Performance Lock would not be automatically exercised on that Business Day. You may cancel your target gain instructions at any time before Performance Lock is exercised.
If you submit instructions with your Policy application for Performance Lock to be automatically exercised for an Index Account Option, those instructions will apply to any portion of your initial premium payment allocated to that Index Account Option (including any portion of your initial premium payment that we receive after the Policy Date). Those instructions will not apply to any additional premium payment, any other Index Account Option, or any future Crediting Period. You must submit separate instructions to exercise Performance Lock automatically in those instances.
If you exercise Performance Lock manually, you won’t know the locked-in Interim Value in advance. The locked-in Interim Value may be lower or higher than the Interim Value that was last calculated before you submitted your request. If you exercise Performance Lock automatically, you will not know the locked-in Interim Value in advance, but the locked-in Interim Value (less the deduction of any Remaining Credit Advantage Fees and any other applicable charges) will be triggered by the target gain that you set in advance.
We will not provide advice or notify you regarding whether you should exercise the Performance Lock feature or the optimal time for doing so. We will not warn you if you exercise the Performance Lock feature at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise the Performance Lock feature. You should consult with a financial professional prior to exercising Performance Lock.
On the Performance Lock Date, the amount transferred to the Performance Lock Account will equal the locked-in Interim Value (less any Remaining Credit Advantage Fees and any other applicable charges). The amount held in the Performance Lock Account will be credited compound interest daily based on the annual interest rate in effect on that day and will be reduced on a dollar for dollar basis for any fees, charges, or withdrawals deducted from the Performance Lock Account. We may change the current annual interest rate at any time at our discretion, subject to a guaranteed minimum effective annual interest rate of 0.25%. State variations may apply to your guaranteed minimum effective annual interest rate. See APPENDIX D - STATE VARIATIONS. You bear the risk that we will not credit interest at a rate greater than the guaranteed minimum effective annual interest rate. You may obtain the current annual interest rate online at transamerica.com/individual/annuities/registered-index-linked-annuities or upon request by contacting our Administrative Office or your financial intermediary. The Performance Lock Account is part of our Fixed Account.  For any date on which a fee, charge, or withdrawal is deducted from the Performance Lock Account, daily interest will have been credited before the deduction of the fee, charge, or withdrawal.
Withdrawals from the Performance Lock Account are not subject to Interim Values or proportionate reductions to an Index Base, but are subject to the other risks associated with withdrawals or a Surrender, including applicable surrender charges, taxes (including a 10% federal penalty tax if made before age 59 1⁄2), and significant reductions to Policy benefits.
The amount held in the Performance Lock Account will remain there until the next Allocation Anniversary unless (a) earlier withdrawn or annuitized or (b) Early Re-Entry is exercised. On the next Allocation Anniversary, you may transfer the amount held in the Performance Lock Account to any Allocation Account that is available for investment. You could also withdraw such amount or annuitize the Policy, but it cannot remain in the Performance Lock Account. We must receive your instructions at least one Business Day before the next Allocation Anniversary. In the absence of instructions, the amount held in the Performance Lock Account will be automatically reinvested in the same Index Account Option for which your exercised Performance Lock. If that Index Account Option is no longer available for investment, such amount will be transferred to the Default Option. Currently, the Default Option is the Fixed Account Option.

Other information about Performance Lock:
  Exercise of the Performance Lock feature is irrevocable.
  The Performance Lock Account is an interest-bearing holding account under the Policy; it is not an investment option that you can select for investment.
  There is no limit on the number of times that you may exercise Performance Lock during the accumulation phase.
  If you exercise Early Re-Entry to reallocate into a previously locked Index Account Option for the remainder of the Crediting Period, you are permitted to exercise Performance Lock during the remaining Crediting Period. There is no limit on the number of times that Performance Lock and Early Re-Entry may be exercised before the end of a Crediting Period.
  If you have multiple ongoing Crediting Periods for the same Index Account Option, you may exercise Performance Lock for one, some, or all of them. You may provide separate manual or automatic Performance Lock instructions for any such Crediting Period.
  If you exercise Performance Lock multiple times for different Index Account Options or different Crediting Periods for the same Index Account Option within a one year period, amounts held in the Performance Lock Account that are attributable to one exercise of Performance Lock will be treated as distinct from any amounts attributable to another exercise of Performance Lock for purposes of crediting interest; deducting fees, charges, and withdrawals; transferring amounts from the Performance Lock Account on the next Allocation Anniversary; and exercising Early Re-Entry.
You may obtain information about your current Interim Values, including the current value of an Interim Value adjustment, by contacting the Company at our Administrative Office at (800) 525-6205. Please note that Interim Values and Interim Value adjustments fluctuate daily. The current values quoted to you may differ from the actual values that apply when Performance Lock is exercised.
Early Re-Entry
Early Re-Entry, if available, allows you to reallocate into a previously locked Index Account Option for the remainder of the Crediting Period. Early Re-Entry is available for every Index Account Option except the Best Entry Enhanced Index Account Options.
After the Performance Lock Date, Early Re-Entry can be exercised on any Allocation Monthiversary prior to the next Allocation Anniversary. For example, if your Allocation Anniversary is January 1, and the Performance Lock Date is August 1, Year 1, there would be five Allocation Monthiversaries on which you could exercise Early Re-Entry: September 1, Year 1; October 1, Year 1; November 1, Year 1; and December 1, Year 1. To exercise Early Re-Entry, we must receive your request in good order at least one Business Day before the next Allocation Monthiversary. If we receive your request on an Allocation Monthiversary, Early Re-Entry will be exercised on the next Allocation Monthiversary. You may cancel an Early Re-Entry request provided that we receive your cancellation request at least one Business Day before the next Allocation Monthiversary.
Early Re-Entry, once exercised, is irrevocable.
Upon exercising Early Re-Entry, the amount held in the Performance Lock Account will be reallocated into the previously locked Index Account Option for the remainder of the Crediting Period. That amount will become your starting Index Base for the remaining Crediting Period, and will be subject to proportionate reductions if amounts are withdrawn or otherwise removed before the end of the Crediting Period. See REDUCTION TO INDEX BASE. The original Buffer Rate will apply to the remaining Crediting Period; however, the Cap Rate, Participation Rate, or Edge Rate and Edge+ Rate, as applicable, will be reset. For information on reset rates and how they may be obtained, see LIMITS ON INDEX GAINS: CALCULATING GAINS USING THE GROWTH OPPORTUNITY TYPE. The Index Change at the end of the remaining Crediting Period will be the net percentage change in the Index Value between the first day of the remaining Crediting Period and the last day of the Crediting Period. The Buffer Rate and reset Cap Rate, Participation Rate, or Edge Rate and Edge+ Rate, as applicable, will be applied to that Index Change to calculate the Index Credit.

For example:
  Assume you invest $10,000 in an Index Account Option with a 2-year Crediting Period (without Credit Advantage), with a 10% Buffer Rate and a 10% Cap Rate.
  Twelve months into the Crediting Period, you exercise Performance Lock. The Interim Value on the Performance Lock Date is $10,200. On the Performance Lock Date, we transfer $10,200 to the Performance Lock Account.
  Six months after the Performance Lock Date (18 months into the Crediting Period), you exercise Early Re-Entry. On the applicable Allocation Monthiversary, you have $9,800 in the Performance Lock Account (after credited interest, deduction of fees and charges, and withdrawals). On that Allocation Monthiversary, $9,800 would be re-allocated to the previously locked Index Account Option for the remainder of the Crediting Period. The new Index Base for the remaining Crediting Period would be $9,800. The Buffer Rate for the remaining Crediting Period would still be 10%. The Cap Rate would be reset to the Cap Rate we were offering for exercises of Early Re-Entry for that Allocation Monthiversary. For purposes of this example, assume the reset Cap Rate is 2.50%.
  Assume on the last day of the remaining Crediting Period, due to interim fees and withdrawals, the Index Base has been reduced to $9,500. The Index Credit will then depend upon the Index Change. For instance:
    If the Index Change is 3%, the Index Credit Rate would be +2.50% (i.e., the Index Change up to the Cap Rate). Your positive Index Credit would be $237.50 (i.e., $9,500 x 2.50%).
    If the Index Change is -3%, the Index Credit Rate would be 0% because the negative Index Change would not exceed the Buffer Rate of 10%. The Index Credit would be $0.
    If the Index Change is -12%, the Index Credit Rate would be -2.00% (i.e., the negative Index Change in excess of the Buffer Rate). Your negative Index Credit would be -$190.00.
If you exercise Early Re-Entry, you are permitted to exercise Performance Lock during the remaining Crediting Period. There is no limit on the number of times that Performance Lock and Early Re-Entry may be exercised before the end of a Crediting Period.
If the remaining Crediting Period is for an Index Account Option designated as Credit Advantage, you will be charged Credit Advantage Fees for the remaining Crediting Period. Exercising Early Re-Entry for an Index Account Option designated as Credit Advantage may cause you to incur substantial Credit Advantage Fees, in addition to the Credit Advantage Fees that you paid in full when you exercised Performance Lock. The Credit Advantage Fees paid prior to and upon the last exercise of Performance Lock will not be credited toward the Credit Advantage Fees owed for the remaining Crediting Period. The risk of incurring substantial Credit Advantage Fees is further magnified if you exercise Early Re-Entry multiple times during a single Crediting Period or over the life of the Policy. See EXPENSES AND ADJUSTMENTS – CREDIT ADVANTAGE FEE for additional information.
We will not provide advice or notify you regarding whether you should exercise Early Re-Entry or the optimal time for doing so. We will not warn you if you exercise Early Re-Entry at a sub-optimal time. We are not responsible for any losses or additional fees incurred in relation to your decision to exercise Early Re-Entry. It may be better for you if you do not exercise Early Re-Entry. You should consult with a financial professional before exercising Early Re-Entry.
MATURITY
We will send existing Owners a personalized letter at least 21 days before the end of each Crediting Period (or at least 21 days before the next Allocation Anniversary after exercising Performance Lock for an Index Account Option). Among other information, your Renewal Letter will remind you: (i) of your opportunity to decide how your Policy Value should be re-invested; (ii) of the Allocation Account(s) that will be available for investment, as set forth in the prospectus for the Policy at that time; (iii) how to obtain the current annual interest rate and current limits on Index gains, as applicable, for the available Allocation Account(s); and (iv) to submit instructions to us at least one Business Day before the end of the Crediting Period (or the next Allocation Anniversary, if you exercised Performance Lock but not Early Re-Entry).
See immediately below for SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT for information on how you may provide instructions on reallocating Policy Value upon maturity. See DEFAULT OPTION for information on the default reallocation in the absence of such instructions.

SELECTING ALLOCATION ACCOUNTS FOR INVESTMENT
When you are purchasing the Policy, coming to the end of a Crediting Period, making an additional premium payment, or coming to the next Allocation Anniversary after you exercise Performance Lock but not Early Re-Entry for an Index Account Option, you will have an opportunity to select from among the available Allocation Accounts for investment.
A list of the available Allocation Accounts is provided in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY. The table does not include the current annual interest rate for the Fixed Account Option, or the current limits on Index gains for the Index Account Options, because they may change from one Crediting Period to the next, subject to applicable guaranteed minimums.
For instructions on how to obtain the current annual interest rate for the Fixed Account Option, see FIXED ACCOUNT OPTION. For instructions on how to obtain the current limits on Index gains for the Index Account Options, see INDEX ACCOUNT OPTIONS – LIMITS ON INDEX GAINS: CALCULATING GAINS USING THE GROWTH OPPORTUNITY TYPE.
The following provides additional information about what to expect when selecting Allocation Accounts for investment:
  New Purchasers. If you are a new purchaser of the Policy, the rates in effect on the date that you sign the Policy application will apply to the premium accompanying your Policy application. We will also apply those same rates to any more premium we receive within 14 calendar days of your signature date (or 60 calendar days if the Policy is funded through an exchange, transfer, or rollover). Any premium we receive after that date will be considered an additional premium payment, and the rates in effect at the time of receipt in good order will apply. See “Additional Premium Payments” below.
For example, if you sign the Policy application on January 30, the current limits on Index gains as of that date will apply to the premium accompanying your Policy application. In addition, if we receive any more premium from you on or before February 13 (March 31 if the Policy is funded through an exchange, transfer, or rollover), the same rates will apply to that premium, even if the rates we are offering have otherwise changed since January 30. Any premium we receive after February 13 (or March 31 if the Policy is funded through an exchange, transfer, or rollover) will be considered to be an additional premium payment and different rates may apply.
  Additional Premium Payments. If you make an additional premium payment, the rates in effect as of the date we receive your additional premium payment in good order will apply. If your premium payment is accompanied by allocation instructions, we will allocate the premium payment to the Allocation Account(s) you selected based on those instructions. The allocation instructions accompanying your additional premium payment will not replace your standing allocation instructions unless you specifically instruct us otherwise.
If you make an additional premium payment and it is not accompanied by allocation instructions, we will process the additional premium payment based on your standing allocation instructions. If those standing allocation instructions are not in good order because they instruct us to allocate the premium payment (or a portion thereof) to an unavailable Allocation Account, we will process the additional premium payment as follows:
  For each Allocation Account in your standing allocation instructions, if that Allocation Account is available for investment, we will allocate the applicable percentage of your premium payment to that Allocation Account in accordance with your standing allocation instructions.
  For each Allocation Account in your standing allocation instructions, if that Allocation Account is not available for investment, we will attempt to contact you and your financial intermediary to request new instructions with respect to the applicable portion of your premium payment. We will make multiple attempts over a 30-day period. During this 30-day period, the applicable portion of your premium payment will be held in the Fixed Holding Account. If we do not receive new instructions in good order within 30 days, we will allocate that portion of your premium payment to the Default Option.
  End of a Crediting Period. If you are coming to the end of a Crediting Period, we will send you a Renewal Letter at least 21 days before the end of the Crediting Period. We must receive your instructions at least one Business Day before the end of the Crediting Period. In the absence of instructions, your Policy Value in the expiring Allocation Account will be automatically reinvested in the same Allocation Account for another Crediting Period. If the expiring Allocation Account is no longer available for investment, your Policy Value in the expiring Allocation Account will be transferred to the Default Option.

  Next Allocation Anniversary After Exercising Performance Lock. If you exercised Performance Lock for an Index Account Option but not Early Re-Entry, on the next Allocation Anniversary, you may transfer the amount held in the Performance Lock Account to any Allocation Account that is available for investment. You could also withdraw such amount or annuitize the Policy, but it cannot remain in the Performance Lock Account. You must submit instructions to us at least one Business Day before the next Allocation Anniversary. In the absence of instructions, the amount held in the Performance Lock Account will be automatically reinvested in the same Index Account Option for which you exercised Performance Lock. If that Index Account Option is no longer available for investment, the amount held in the Performance Lock Account will be transferred to the Default Option. We will send you a Renewal Letter at least 21 days before the next Allocation Anniversary, provided that you exercised Performance Lock no later than 21 days of the next Allocation Anniversary. If you exercised Performance Lock within 21 days of the next Allocation Anniversary, you will not receive a Renewal Letter.
Please note that we will limit the number of Crediting Periods your policy may have ongoing at one time.
When allocating an additional premium payment, or reinvesting or transferring Policy Value at the end of a Crediting Period, among the investment options that are generally available for investment, you may not invest in any Allocation Account that has a Crediting Period that extends beyond the last available Annuity Commencement Date. If there is no eligible Allocation Account, only the Default Option will be available to you for investment. The Annuity Commencement Date will never be later than the Policy Anniversary on or following the Annuitant’s 99th birthday (or earlier if required by state law). See ANNUITY PAYMENTS (INCOME PHASE).
TRANSFERS
You may transfer Policy Value between Allocation Accounts only at certain times. You are permitted to transfer Policy Value from an Allocation Account in which you are currently invested only at the end of that Allocation Account’s Crediting Period. Policy Value transferred into an Allocation Account cannot be applied to an ongoing Crediting Period. This means that when you transfer Policy Value between Allocation Accounts, the transfer will start a new Crediting Period for the Allocation Account receiving the transfer.

DEFAULT OPTION
Under certain circumstances as described in this prospectus, your premium payment or Policy Value will be automatically allocated to the Fixed Account Option, which is currently the Default Option. We reserve the right to change the Default Option (including to an Index Account Option), but will not change the Default Option without first amending this prospectus.
Once a premium payment or Policy Value has been allocated to the Fixed Account Option by default, your investment in the Fixed Account Option is subject to the same terms and conditions as any other investment in the Fixed Account Option. You may not transfer Policy Value invested in the Fixed Account Option until the end of the Crediting Period. You may withdraw amounts invested in the Fixed Account Option at any time; however, you will be subject to applicable surrender charges and income taxes (including a 10% federal penalty tax if taken before age 591/2) and the withdrawal may have negative consequences for your Policy and its benefits.
In each circumstance where Policy Value may be automatically allocated to the Default Option, we reserve the right to designate in an amendment to this prospectus a different Allocation Account to receive that Policy Value in lieu of the Default Option. We will not exercise this right without first amending this prospectus. For example, if we remove an Allocation Account from the Policy but add a new Allocation Account with substantially similar features, we may specify in an amendment to this prospectus that the new Allocation Account will replace the removed Allocation Account in Owners’ standing allocation instructions for additional premium payments, or that Policy Value will be automatically reinvested in the new Allocation Account rather than the Default Option at the end of a Crediting Period (or on the next Allocation Anniversary if Performance Lock has been exercised but not Early Re-Entry) in the absence of instructions.
EXPENSES AND ADJUSTMENTS
There are fees, charges, and adjustments associated with the Policy that may reduce the return on your investment.
SURRENDER CHARGES
During the accumulation phase, you can withdraw part (withdrawal) or all (Surrender) of your Policy’s cash value. Restrictions may apply to qualified Policies. When you take a withdrawal or Surrender, we may apply a surrender charge to compensate us for start-up expenses of the Policy relating to sales, including commissions to registered representatives and other promotional expenses.
Surrender charges, if any, apply to each premium payment, regardless of how Policy Value is allocated among the Allocation Accounts. The surrender charge decreases based on the number of years since the premium payment was made, as reflected in the table below.
Surrender Charge
(as a percentage of premium withdrawn or Surrendered)
Number of Years Since Premium Payment Date	Surrender Charge
Year 0-1	8%
Year 1-2	8%
Year 2-3	7%
Year 3-4	6%
Year 4-5	5%
Year 5-6	4%
Year 6+	0%
Under the Policy’s “surrender charge-free amount” feature, you can withdraw a portion of your Policy Value each Policy Year free of surrender charges, subject to any reduction in your surrender charge-free amount for previous withdrawals during the Policy Year as described below. The surrender charge-free amount each Policy Year is equal to the greater of (1) 10% of your total premium payments, less any withdrawals taken during the current Policy Year; and (2) earnings, plus premiums no longer subject to surrender charges. The surrender charge-free amount is determined at the time of withdrawal or Surrender. This amount is not cumulative, so any surrender charge-free amount not used in one year does not increase the surrender charge-free amount in subsequent years. If the withdrawal or Surrender is in excess of the surrender charge-free amount, you will have to pay any applicable surrender charge on the excess amount.

For example, assume your premium payments total $100,000 and your Policy Value is $106,000 at the beginning of the second Policy Year, and you request a withdrawal of $30,000. Since that amount is more than your surrender charge-free amount ($100,000 * 10% = $10,000 is greater than the $6,000 in earnings and all premiums are currently subject to surrender charge), you would pay a surrender charge of $1,600 on the remaining $20,000 (i.e., 8% x ($30,000 – $10,000) = $1,600). Likewise, assume your Policy Value is $80,000 (total premium payments total $100,000) at the beginning of the second Policy Year and you Surrender your Policy. Since you have no earnings due to your Policy Value decreasing and all premiums are currently subject to surrender charge, your surrender charge-free amount would be $10,000 and you would pay a surrender charge of $7,200 (i.e., 8% x ($100,000 – ($10,000) = $7,200).
For surrender charge purposes, earnings are considered to be withdrawn first, then the oldest premium is considered to be withdrawn next. There is no surrender charge on the withdrawal of earnings or premium payments that are no longer subject to surrender chargers. However, withdrawals of these amounts will count towards your surrender charge-free amount when withdrawn. This means that withdrawing such amounts will reduce (possibly to zero) your surrender charge-free amount for a Policy Year.
Please note:
  Withdrawals under the Guaranteed Lifetime Withdrawal Benefit (including withdrawals of the Rider Withdrawal Amount) in excess of the surrender charge-free amount may be subject to surrender charges.
  Withdrawals may be taxable and, if taken before age 59 1⁄2, may be subject to a 10% federal penalty tax. For tax purposes, withdrawals from non-qualified Policies are considered to come from taxable earnings first.
  Withdrawals may have other negative consequences for the Policy and its benefits, such as negative Interim Value adjustments, proportionate reductions the Index Bases for your Index Account Options, reductions in the GLWB’s benefit, and reductions in the death benefit.
  Surrender charges do not apply to payment of the death benefit payable upon the death of the Annuitant (where the death benefit is equal to either Policy Value or, if the GMDB rider is in effect, the guaranteed minimum death benefit). Surrender charges do apply to payment of the death benefit payable upon the death of an Owner who is not also the Annuitant (where the death benefit is equal to the Policy’s cash value). Surrender charges do not apply upon annuitization. Surrender charges do not apply to the Additional Death Benefit, if elected.
See SURRENDER CHARGE WAIVERS for information about the Policy’s surrender charge waivers. Please note that any amounts withdrawn pursuant to a surrender charge waiver will count against the surrender charge-free amount for a Policy Year.
We may elect to reduce or eliminate the amount of the surrender charge when the Policy is sold under circumstances which reduce our sales or other expenses, or when required by regulation or regulatory authority.
INTERIM VALUE ADJUSTMENT
As previously discussed under INDEX ACCOUNT OPTIONS – INTERIM VALUE, we calculate the Interim Value of your investment in an Index Account Option each Business Day between the first and last day of the Crediting Period. Interim Values reflect an interim rate of return, also referred to as the “Interim Value adjustment” or “Interim Value Index Credit Rate.” An Interim Value adjustment may be positive, negative, or equal to zero.
The application of a negative Interim Value adjustment will result in loss. A negative Interim Value adjustment will reduce the Policy Value, Policy cash value, and the death benefit, perhaps significantly. The negative impacts to your Policy could be greater than the amount withdrawn or otherwise removed from an Index Account Option. Any losses you incur will be greater if you also incur a surrender charge, taxes, or tax penalties. There are no circumstances under with an Interim Value adjustment will be waived.
In extreme circumstances, you could lose up to 100% of your investment in an Index Account Option due to a negative Interim Value adjustment.
On any Business Day between the first and last day of a Crediting Period, the Interim Value for an Index Account Option will not impact your Policy unless one of the following transactions occurs on that Business Day: (i) a fee or charge is deducted from that Index Account Option; (ii) you take a Surrender or any withdrawal from that Index Account Option; (iii) the Policy is annuitized; (iv) the death benefit is calculated; or (v) you exercise the Performance Lock feature for that Index Account Option (that Business Day being the Performance Lock Date). However, if such a transaction is performed, it will be processed based on the Interim Value for that Index Account Option on that Business Day, and an Interim Value adjustment will apply.

An Interim Value adjustment – or the Interim Value Index Credit Rate – is calculated differently than the Index Credit Rate at the end of a Crediting Period. Interim Value adjustments are not directly tied to the performance of the Index for an Index Account Option, and an Index Account Option’s limit on Index gains and losses for the end of the Crediting Period does not apply to Interim Value. As such, when a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period.
Any fees or charges applicable to an Interim Value transaction will be applied after the Interim Value adjustment. Any applicable surrender charge, special service fee, Guaranteed Lifetime Withdrawal Rider Fee, Additional Death Benefit fees, or GMDB rider fee will not be reflected in the Interim Value(s). They will be deducted from the Interim Value(s) on a dollar-for-dollar basis. Any Accrued Credit Advantage Fees for an Index Account Option will already be reflected in the Interim Value as a dollar-for-dollar reduction. Your Policy cash value will reflect your Interim Values and all applicable fees and charges.
In addition to an Interim Value adjustment and applicable fees and charges, all withdrawals taken, and fees and charges deducted, from Interim Value will trigger an immediate proportionate reduction to your Index Base. A reduction to your Index Base may be greater than the amount withdrawn or the fee or charge deducted. A reduction to your Index Base could result in less gain (if any) or more loss at the end of a Crediting Period, perhaps significantly less gain or more loss, because the Index Credit Rate will be applied to a lower Index Base. A reduction to your Index Base will also result in lower Interim Values for the remainder of the Crediting Period (because the interim rate of return will be applied to a smaller Index Base). See INDEX ACCOUNT OPTIONS – REDUCTION TO INDEX BASE.
An Interim Value adjustment is not a fee or charge that is provided in consideration for any specific Policy feature. Interim Value adjustments are related to the value of the derivative and fixed income instruments that we may hold in support of our financial obligations under the Policy. Interim Value adjustments shift risk from us to Owners, protecting us from losses when amounts are withdrawn or otherwise removed from an Index Account Option prior to end of a Crediting Period.
Interim Value adjustments are calculated pursuant to a formula and may be affected by numerous factors such as Index performance; market volatility (based on availability of calculation data); interest rates; the likelihood, and magnitude of, a positive or negative Index Credit Rate at the end of the Crediting Period; the length of time remaining in the Crediting Period; and the risk of loss and the possibility of gain at the end of the Crediting Period. In addition, if a premium payment allocated to an Index Account Option is still within its six-year surrender charge period, then in addition to applicable surrender charges, the Interim Value adjustment also reflects a market value adjustment based on changes in interest rates. The impact of this additional adjustment on Interim Value is at its greatest on the first day of the surrender charge period.
You may obtain information about your current Interim Values, including the current value of an Interim Value adjustment, by contacting the Company at our Administrative Office. Please note that Interim Values and Interim Value adjustments fluctuate daily. The current values quoted to you may differ from the actual values that apply when an Interim Value transaction is performed.
SERVICE CHARGE
We will deduct a service charge from your Policy on each Policy Anniversary prior to the Annuity Commencement Date and when you Surrender the Policy. Each time we deduct this charge, it will not exceed 2% (as a percentage of your Policy Value, before the deduction of any fees or charges on that date) or a maximum of $50, whichever is less. We reserve the right to waive this charge for any reason, but we guarantee that we will waive the charge if your Policy Value, or if your total premium payments minus prior withdrawals, on that date is at least equal to the minimum amount specified in your Policy.
For example, assume your Policy Value is $100,000 on a Policy Anniversary prior to the Annuity Commencement Date. Because 2% of your Policy Value on that Policy Anniversary (i.e., $2,000) is more than the maximum service charge of $50, the service charge on that Policy Anniversary would be limited to $50.
When assessed, this charge will be allocated among all of your Allocation Accounts and the Performance Lock Account in the same proportion to how your Policy Value in those Accounts is allocated at that time and will be deducted on a dollar for dollar basis. If the charge is deducted before the end of a Crediting Period for an Index Account Option, the deduction will be based on Interim Value. An Interim Value adjustment will apply, which may be negative, and there will be a proportionate reduction to your Index Base. As such, the deduction could result in loss. The loss could be significant and perhaps greater than the amount of the service charge.
This charge will not be deducted from the Fixed Holding Account unless all other Accounts have been exhausted of value.

GUARANTEED LIFETIME WITHDRAWAL RIDER FEE FOR OPTIONAL STEP-UP BENEFIT
This section is applicable only to Owners who elect the optional step-up benefit for the Guaranteed Lifetime Withdrawal Benefit.
If you elect the step-up benefit, you will pay Guaranteed Lifetime Withdrawal Rider Fees, an additional ongoing charge, based on the applicable Guaranteed Lifetime Withdrawal Rider Fee Percentage. The additional ongoing charge is in exchange for the possibility of a step-up to the Withdrawal Base on the Income Declaration Date. See INCOME ADVANTAGE RIDER – GUARANTEED LIFETIME WITHDRAWAL BENEFIT for additional information.
Before electing the step-up benefit, you should consider that each time the Guaranteed Lifetime Withdrawal Rider Fee is deducted from an Index Account Option before the end of a Crediting Period – and the fee is deducted quarterly – the deduction will be based on Interim Value. An Interim Value adjustment will apply, which may be negative, and there will be a proportionate reduction to your Index Base. As such, the deduction could result in loss. The loss could be significant and perhaps greater than the amount of the fee.
The maximum Guaranteed Lifetime Withdrawal Rider Fee Percentage is 2.50%, as a percentage of the Withdrawal Base or Policy Value, whichever is greater. The Guaranteed Lifetime Withdrawal Rider Fee Percentage applicable to a new Income Advantage Rider with the step-up benefit (for new Policies and existing Owners exercising a Rider Reset) is provided in a Rate Sheet Supplement. The applicable Guaranteed Lifetime Withdrawal Rider Fee Percentage will not change, except as follows:
  The Guaranteed Lifetime Withdrawal Rider Fee Percentage will be subject to change if a step-up occurs after the third (3rd ) Rider Year. In such circumstances, your Guaranteed Lifetime Withdrawal Rider Fee Percentage may be increased up to the maximum charge of 2.50%. You may reject a charge increase by providing notice to us in good order within 30 days following the Income Declaration Date, but you will forfeit the step-up and you will continue to pay Guaranteed Lifetime Withdrawal Rider Fees based on the original Guaranteed Lifetime Withdrawal Rider Fee Percentage.
  If you choose to exercise a Rider Reset, which is available following the sixth (6th) Rider Anniversary and every Rider Anniversary thereafter subject to Issue Age restrictions, your new Income Advantage Rider will be subject to the terms that we are offering on the date that we receive your Rider Reset request in good order, including the Guaranteed Lifetime Withdrawal Rider Fee Percentage, which could be as high as the maximum charge of 2.50%.
Guaranteed Lifetime Withdrawal Rider Fees will be calculated and deducted each Rider Quarter during the accumulation phase, on the same day of the month as the Rider Date. If that day does not exist for a given month, the first calendar day of the following month will be used. The quarterly fee is calculated by multiplying the Guaranteed Lifetime Withdrawal Rider Fee Percentage by the Withdrawal Base or Policy Value, whichever is greater, and dividing that amount by four.
For example, assume your Guaranteed Lifetime Withdrawal Rider Fee Percentage is 2.50%, and at the end of a Rider Quarter prior to the Annuity Commencement Date, your Policy Value is $100,000 and your Withdrawal Base is $80,000. For that Rider Quarter, your Guaranteed Lifetime Withdrawal Rider Fee would be $625.00 (i.e., ($100,000 x 2.50%) / 4 = $625). If instead, your Policy Value is $70,000 and your Withdrawal Base is $80,000, your Guaranteed Lifetime Withdrawal Rider Fee for that Rider Quarter would be $500.00 (i.e., ($80,000 x 2.50% / 4) = $500).
Guaranteed Lifetime Withdrawal Rider Fees will be deducted on a pro-rated basis (based on the number of days that have elapsed since the end of the last Rider Quarter) if the Income Advantage Rider is terminated for any reason other than a Rider Reset.
When assessed, Guaranteed Lifetime Withdrawal Rider Fees will be allocated among all of your Allocation Accounts and the Performance Lock Account in the same proportion to how your Policy Value in those Accounts is allocated at that time and will be deducted on a dollar for dollar basis. This charge will not be deducted from the Fixed Holding Account unless all other Accounts have been exhausted of value.

In the event that you Surrender the Policy prior to the Income Declaration Date, you may qualify to have some or all of your Guaranteed Lifetime Withdrawal Rider Fees returned to you, according to the following schedule:
Rider Year	Return Percentage
1	0%
2	0%
3	0%
4	0%
5	0%
6	0%
7	0%
8	25%
9	0%
10	0%
11	50%
12+	0%
Using the schedule above, the amount of Guaranteed Lifetime Withdrawal Rider Fees to be returned, if any, will be calculated by multiplying (a) by (b), where:
  is (i) the Guaranteed Lifetime Withdrawal Rider Fees paid since the Rider Date multiplied by the Withdrawal Base, divided by (ii) the Withdrawal Base on the Rider Date plus premium payments paid since the Rider Date (or reset date, if applicable).
  is the applicable Return Percentage, as shown in the schedule above, based on the Rider Year at time of Surrender.
For example, assume the following:
  You Surrender the Policy during the 11th  Rider Year before the Income Declaration Date.
  Since the Rider Date, you have paid $5,000 in Guaranteed Lifetime Withdrawal Rider Fees.
  On the date of Surrender, your Withdrawal Base is $50,000.
  On the Rider Date, your Withdrawal Base was $40,000, and you paid $20,000 in premiums since the Rider Date.
Based on these assumptions, a total of $2,083.33 in previously paid Guaranteed Lifetime Withdrawal Rider Fees would be returned (i.e., (($5,000 x $50,000) / $60,000) x 50%.
No portion of your Guaranteed Lifetime Withdrawal Rider Fees will be returned (i) if you Surrender the Policy on or after the Income Declaration Date; (ii) if you Surrender the Policy during a Rider Year for which the Return Percentage is 0%; or (iii) if the Income Advantage Rider is terminated for any reason other than Surrender (e.g., annuitization, death). If you elect a Rider Reset, no Guaranteed Lifetime Withdrawal Rider Fees paid under the old Income Advantage Rider will be returned.
FEES FOR THE OPTIONAL ADDITIONAL DEATH BENEFIT
This section is applicable only to Owners who elect the optional Additional Death Benefit. If you elect the Additional Death Benefit, you will pay additional ongoing charges, These charges are in exchange for an additional death benefit that becomes payable if the Annuitant dies during the accumulation phase.
Before selecting the Additional Death Benefit, you should consider that each time the additional fees are deducted from an Index Account Option before the end of a Crediting Period – and the fees are deducted quarterly – the deduction will be based on Interim Value. An Interim Value adjustment will apply, which may be negative, and there will be a proportionate reduction to your Index Base. As such, the deduction could result in loss. The loss could be significant and perhaps greater than the amount of the fees.

There is one fee for the Additional Death Benefit:
  The Additional Death Benefit Fee, which is subject to a maximum fee of 1.00%, as a percentage of Policy Value.
In no event will Additional Death Benefit earnings be calculated as lower than zero. See INCOME ADVANTAGE RIDER – ADDITIONAL DEATH BENEFIT for more information about the calculation of Additional Death Benefit earnings.
The fee percentages associated with the Additional Death Benefit Fee are referred to as the “Additional Death Benefit Fee Percentages.” The Additional Death Benefit Fee Percentages for new Income Advantage Riders
are provided in a Rate Sheet Supplement. The Additional Death Benefit Fee Percentages applicable to your Additional Death Benefit, if elected, will not change for the life of the benefit, except if you choose to exercise a Rider Reset. If you choose to exercise a Rider Reset, which is available following the sixth (6th) Rider Anniversary and every Rider Anniversary thereafter subject to Issue Age restrictions, your new Income Advantage Rider will be subject to the terms that we are offering on the date that we receive your Rider Reset request in good order, including the Additional Death Benefit Fee Percentages, which could be as high as the maximum fees stated above.
Fees for the Additional Death Benefit will be calculated and deducted each Rider Quarter during the accumulation phase, on the same day of the month as the Rider Date. If that day does not exist for a given month, the first calendar day of the following month will be used. For a Rider Quarter, the Additional Death Benefit Fee will equal the Additional Death Benefit Fee percentage. multiplied by the Policy Value, divided by 4.
For example, assume your Additional Death Benefit Fee percentage is 1.00%. Furthermore, assume at the end of a Rider Quarter prior to the Annuity Commencement Date, your Policy Value is $100,000. On that date, your Additional Death Benefit Fee would be $250.00 (i.e., ($100,000 x 1.00%) / 4).
Additional Death Benefit fees will be deducted on a pro-rated basis (based on the number of days that have elapsed since the end of the last Rider Quarter) if the benefit is terminated for any reason other than a Rider Reset.
When assessed, Additional Death Benefit fees will be allocated among all of your Allocation Accounts and the Performance Lock Account in the same proportion to how your Policy Value in those Accounts is allocated at that time and will be deducted on a dollar for dollar basis. These charges will not be deducted from the Fixed Holding Account unless all other Accounts have been exhausted of value.
See INCOME ADVANTAGE RIDER – ADDITIONAL DEATH BENEFIT for more information about the Additional Death Benefit.
GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER FEE
The GMDB rider may be added to your Policy at the time of purchase, provided that the Annuitant is younger than age 81 as of the date that the Policy application is signed.
The GMDB rider may be a standard or optional benefit depending on the Annuitant’s age as of the date that the Policy application is signed. If the Annuitant is younger than age 71, the GMDB rider is a standard benefit that is automatically added to your Policy for no additional charge. If the Annuitant is age 71 to 80, the GMDB rider is an optional benefit that may be elected for an additional charge, as reflected in the following table:
Age of Annuitant	Fee Percentage
0-70	0.00% (No Charge)
71-80	0.50%

If your Policy includes a GMDB rider that is subject to an additional fee:
  Before electing the rider, you should consider that each time the GMDB fee is deducted from an Index Account Option before the end of a Crediting Period – and the GMDB fee is deducted quarterly – the deduction will be based on Interim Value. An Interim Value adjustment will apply, which may be negative, and there will be a proportionate reduction to your Index Base. As such, the deduction could result in loss. The loss could be significant and perhaps greater than the amount of the fee.
  The fee percentage applicable to your rider will not change for the life of your rider.
  The fee is charged as a percentage of your GMDB Benefit Base, which equals the guaranteed minimum death benefit under the rider (including any increases for additional premium payments and reductions for withdrawals).
  The additional fee will be calculated and deducted quarterly, on the same day of the month as the rider effective date. If that day does not exist for a given month, the first calendar day of the following month will be used. The quarterly fee is calculated by multiplying the GMDB Benefit Base by the GMDB rider fee percentage and dividing that amount by four. For example, assume your annualized fee percentage for the GMDB rider is 0.50%, and at the end of a quarterly period prior to the Annuity Commencement Date, your GMDB Benefit base is $100,000. On that date, your GMDB rider fee would be $125 (i.e., $100,000 x 0.50% / 4 = $125).
  The fee will be deducted on a pro-rated basis (based on the number of days that have elapsed since the end of the last Policy Quarter) if the rider is terminated. However, the pro-rated charge will not be deducted upon termination due to death.
  When assessed, the fee will be allocated among all of your Allocation Accounts and the Performance Lock Account in the same proportion to how your Policy Value in those Accounts is allocated at that time and will be deducted on a dollar for dollar basis. This charge will not be deducted from the Fixed Holding Account unless all other Accounts have been exhausted of value.
Under limited circumstances, the GMDB rider may be re-elected after termination of the rider, following the death of the Owner or Annuitant, provided that we are still offering the GMDB rider and subject to any age eligibility requirements that we are imposing on new GMDB rider elections. If you re-elect the GMDB rider, the re-elected rider will be subject to the annualized fee percentages we are offering at the time of re-election. The applicable fee, if any, may depend on the age of the Annuitant at the time the re-election request is received in good order. The annualized fee percentage will not exceed 2.00%. If the GMDB rider can be re-elected under an eligible Policy for no additional charge, the rider will be automatically re-elected. Otherwise, re-election under an eligible Policy will be optional.
See DEATH BENEFIT for information about how the guaranteed minimum death benefit is calculated.
CREDIT ADVANTAGE FEE
If you invest in an Index Account Option with a Growth Opportunity Type designated as “Credit Advantage,” you will pay an additional fee for the increased upside potential associated with that Index Account Option. The fee percentage is annualized, which generally means that even if two Index Account Options are subject to the same fee percentage but the lengths of their Crediting Periods differ, you will pay more if you select the Index Account Option with the longer Crediting Period.
The annualized fee percentage is the percentage of your Policy Value allocated to that Index Account Option on the first day of either (i) a new Crediting Period or (ii) the remaining Crediting Period after exercise of Early-Re-Entry. Each available Index Account Option with a Credit Advantage Growth Opportunity Type has an annualized fee percentage of 1.25%. The annualized fee percentage for an Index Account Option with a Credit Advantage Growth Opportunity Type as shown in this prospectus will not change for the life of the Policy. The dollar amount of the Credit Advantage Fee is calculated at the beginning of a new Crediting Period or the remaining Crediting Period after exercise of Early-Re-Entry.

For a new Crediting Period, the fee amount will equal the dollar amount allocated to the Index Account Option on the first day of the Crediting Period, multiplied by the Credit Advantage Fee percentage, multiplied by the length of the Crediting Period (in whole years). For example, assume you invest $100,000 in an Index Account Option with a Credit Advantage Cap, a 6 year Crediting Period, and Credit Advantage Fee of 1.25% (annualized). Based on these assumptions, you would be subject to a total Credit Advantage Fee of $7,500 for that Crediting Period (i.e., ($100,000 x 1.25%) x 6 = $7,500). If the Crediting Period were instead only 1 year, you would be subject to a total Credit Advantage Fee of $1,250 (i.e., ($100,000 x 1.25%) x 1 = $1,250).
The Credit Advantage Fee is not assessed at the beginning of the Crediting Period. The Credit Advantage Fee is assessed at the end of the Crediting Period or, in certain circumstances, before the end of the Crediting Period as explained further below. Before the end of the Crediting Period, your Interim Values will reflect reductions for Accrued Credit Advantage Fees. Accrued Credit Advantage Fees accrue on a daily basis, each day by a dollar amount equal to the Remaining Crediting Advantage Fees less the Accrued Credit Advantage Fees, divided by the total number of days remaining in the Crediting Period. The accrual of Accrued Credit Advantage Fees against Interim Value does not impact your Index Base (i.e., it does not trigger proportionate reductions to your Index Base) but will reduce the value of the Index Account for withdrawals, Surrender, annuitization, and the death benefit and to pay fees and charges. See INDEX ACCOUNT OPTIONS – REDUCTION TO INDEX BASE for additional information.
If you invest in an Index Account Option subject to a Credit Advantage Fee, the Credit Advantage Fee will be assessed as follows:
  If you do not take a withdrawal or Surrender from the Index Account Option prior to the end of the Crediting Period, and you do not exercise the Performance Lock feature, the full Credit Advantage Fee amount will be deducted from your Index Account Option Value at the end of the Crediting Period on a dollar for dollar basis. The Credit Advantage Fee would be in addition to any other fees or charges assessed at the end of the Crediting Period.
  If you take a full withdrawal from the Index Account Option or a Surrender prior to the end of the Crediting Period, the Remaining Credit Advantage Fees will be deducted from the amount payable from that Index Account Option on a dollar for dollar basis. Please note that any Accrued Credit Advantage Fees would already be reflected in your Interim Value. The Credit Advantage Fee would be in addition to any other fees or charges applicable to the withdrawal or Surrender.
  If you take a partial withdrawal from the Index Account Option prior to the end of the Crediting Period, a portion of the Credit Advantage Fee will be assessed. The total deduction from Interim Value will equal (a) + (b) + (c), where:
(a) = the amount of the requested withdrawal from the Index Account Option.
(b) = the Credit Advantage Fee assessed, less Accrued Credit Advantage Fees.
Please note:
  The Credit Advantage Fee assessed will equal: Remaining Credit Advantage Fees x (amount withdrawn / Interim Value). Remaining Credit Advantage Fees and Interim Value in this calculation are those values immediately prior to the withdrawal.
  If the Credit Advantage Fee assessed is less than or equal to Accrued Credit Advantage Fees as of the date of the withdrawal, (b) in this formula will equal $0.
  If the Credit Advantage Fee assessed is greater than Accrued Credit Advantage Fees as of the date of the withdrawal, (b) in this formula will equal the difference between the Credit Advantage Fee assessed and Accrued Credit Advantage Fees.
  After the withdrawal, the next calculated Interim Value will reflect a reduction in Accrued Credit Advantage Fees. Accrued Credit Advantage Fees will be reduced by the Credit Advantage Fee assessed on the withdrawal. Accrued Credit Advantage Fees will not be reduced below $0.
(c) = Any other fees or charges applicable to the withdrawal.

  If you exercise Performance Lock, the “locked-in” Interim Value (which will already reflect Accrued Credit Advantage Fees) will be reduced dollar for dollar by the Remaining Credit Advantage Fees and any other applicable fees or charges.
  If a death benefit becomes payable, Remaining Credit Advantage Fees as of the date we receive due proof of death will be waived. If the death benefit is based on Interim Value, any Accrued Credit Advantage Fees reflected in the Interim Value and will not be waived.
Unless you exercise Early Re-Entry, as described further below, the Credit Advantage Fee amount paid for an Index Account Option for a single Crediting Period will never exceed the total Credit Advantage Fee amount calculated at the beginning of the Crediting Period.
Early Re-Entry, if available, allows you to reallocate into a previously locked Index Account Option for the remainder of the Crediting Period. If the remaining Crediting Period is for an Index Account Option designated as Credit Advantage, you will be charged Credit Advantage Fees for the remaining Crediting Period, which will be in addition to the Credit Advantage Fees that you paid in full when you exercised Performance Lock. For the remaining Crediting Period, the fee amount will equal the dollar amount allocated from the Performance Lock Account to the previously locked Index Account Option, multiplied by the Credit Advantage Fee percentage, multiplied by the length of the Crediting Period (in whole and partial years). The Credit Advantage Fees paid prior to and upon the last exercise of Performance Lock will not be credited toward the Credit Advantage Fees owed for the remaining Crediting Period. There is a risk of incurring substantial Credit Advantage Fees, which is further magnified if you exercise Early Re-Entry multiple times during a single Crediting Period or over the life of the Policy.
The following example over a single Crediting Period illustrates how you may incur additional Credit Advantage Fees by exercising Early Re-Entry:
  Assume you invest $10,000 in an Index Account Option designated as Credit Advantage with a 6-year Crediting Period. Based on an annualized Credit Advantage Fee of 1.25%, the total Credit Advantage Fee for that Crediting Period would be $750 (i.e., ($10,000 x 1.25%) x 6).
  Assume you exercise Performance Lock after 1 year (with 5 years remaining in the Crediting Period). The Credit Advantage Fees accrued over the previous 12 months ($125) would be reflected in your locked-in Interim Value. However, the Remaining Credit Advantage Fees ($625) would become due and would be deducted from the Interim Value transferred to the Performance Lock Account. At this point, you will have paid your original Credit Advantage Fee of $750 in full.
  Assume you exercise Early Re-Entry, and as of the applicable Allocation Monthiversary, there are 4 years and 6 months remaining in the Crediting Period. Further assume that you had $8,000 in the Performance Lock Account (after credited interest, deduction of fees and charges, and withdrawals), which is allocated from the Performance Lock Account to the previously locked Index Account Option for the remainder of the Crediting Period. In this situation, the total Credit Advantage Fee for the remaining Crediting Period would be $450 (i.e., ($8,000 x 1.25%) x 4.5). This $450 would be in addition to the $750 that you previously paid in this example.
  Assume you exercise Performance Lock again 2 years later (with 2 years and 6 months remaining in the Crediting Period). The Credit Advantage Fees accrued over the previous 2 years ($200) would be reflected in your locked-in Interim Value. However, the Remaining Credit Advantage Fees ($250) would become due and would be deducted from the Interim Value transferred to the Performance Lock Account. At this point, you will have paid your Credit Advantage Fee of $450 for the remaining Crediting Period in full.
  Assume you exercise Early Re-Entry, and as of the applicable Allocation Monthiversary, there is 1 year remaining in the Crediting Period. Further assume that you had $8,500 in the Performance Lock Account (after credited interest, deduction of fees and charges, and withdrawals), which is allocated from the Performance Lock Account to the previously locked Index Account Option for the remainder of the Crediting Period. In this situation, the total Credit Advantage Fee for the remaining Crediting Period would be $106.25 (i.e., ($8,500 x 1.25%) x 1). This $106.25 would be in addition to the $1,200 (i.e., $750 + $450) that you previously paid in this example.
  Assuming no further exercises of Performance Lock and Early Re-Entry, by the end of the Crediting Period in this example, you will have incurred a total of $1,306.25 in Credit Advantage Fees since the beginning of the 6-year Crediting Period. These Credit Advantage Fees will be in addition to any other applicable fees or charges incurred under the Policy.
You should consult with a financial professional before exercising Early Re-Entry, especially if the Crediting Period is for an Index Account Option designated as Credit Advantage.

See INDEX ACCOUNT OPTIONS – PERFORMANCE LOCK+ for more information about the Performance Lock and the Early Re-Entry features.
SPECIAL SERVICE FEES
We may deduct a charge for the following special services: overnight delivery, duplicate policies, non-sufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted forms, and asset verification requests from mortgage companies. The fees charged for any such service will vary, but will not exceed $50 per service. We will not deduct the charge from your Policy. We will require you to pay by credit card or other accepted method when you request the service. If the service involves the issuance of a check to you, we may allow you to deduct the charge from the final check.
REDUCED FEES AND CHARGES
We may, at our discretion, reduce or eliminate certain fees and charges for certain Policies (including employer-sponsored savings plans), which may result in decreased costs and expenses.
ORDERING OF FEES AND CHARGES
At the end of the Crediting Period for an Index Account Option, fees and charges are applied after the Index Credit. Likewise, before the end of a Crediting Period for an Index Account Option, gains and losses resulting from Interim Value adjustments are applied before fees and charges. For the Fixed Account Option, the Performance Lock Account, or the Fixed Holding Account, interest is applied daily before any Policy fees or charges are deducted.
If multiple fees or charges are applied to an Account on the same day, they will be applied in the following order: (1) GMDB rider fee; (2) Guaranteed Lifetime Withdrawal Rider Fee; (3) Additional Death Benefit fees; (4) Credit Advantage Fee when Performance Lock is exercised; (5) Credit Advantage Fee at the end of a Crediting Period; (6) Credit Advantage Fee when a withdrawal is taken before the end of a Crediting Period; (7) service charge.
Please see FEE TABLE for more information.
PREMIUM TAXES
A deduction is also made for premium taxes, if any, imposed on us by a state, municipality, or other government agency. We will, at our discretion, deduct the tax, currently ranging from 0% to 3.5%, from the Policy Value when you begin receiving annuity payments, you Surrender the Policy, or death proceeds are paid. We may decide to deduct the tax at the time that you make a premium payment or when due to the applicable taxing authority.

FEDERAL, STATE, AND LOCAL TAXES
We may in the future deduct charges from the Policy for any taxes we incur because of the Policy. However, no deductions are being made at the present time.
ACCESS TO YOUR MONEY
During the accumulation phase, you have access to the money in your Policy by taking a withdrawal or Surrender. You may also take automatic withdrawals by electing the systematic payout option.
Remember:
  A Surrender will terminate the Policy and all its benefits (including the GLWB if the full withdrawal of your cash value results in an Excess Withdrawal).
  Charges may be deducted when you take a withdrawal or Surrender, including surrender charges. These charges may be significant. See EXPENSES AND ADJUSTMENTS.
  Any type of withdrawal or a Surrender taken before the end of a Crediting Period for an Index Account Option will be processed based on an Interim Value for that Index Account Option. An Interim Value adjustment will apply, which may be negative. See INDEX ACCOUNT OPTIONS – INTERIM VALUE and EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENT.
  Any type of withdrawal taken before the end of a Crediting Period for an Index Account Option will result in a proportionate reduction to your Index Base for that Index Account Option, which may reduce your gains or contribute to losses at the end of the Crediting Period and will reduce Interim Values for the remainder of the Crediting Period. A proportionate reduction to your Index Base may be greater than the amount withdrawn. See INDEX ACCOUNT OPTIONS – REDUCTION TO INDEX BASE.
  Income taxes, federal tax penalties, and certain restrictions may apply to a withdrawal or Surrender. A withdrawal or Surrender may be taxable, and if taken before age 59 1⁄2, may be subject to a 10% federal penalty tax. See TAX INFORMATION – Taxation of Surrenders and Withdrawals.
  Any type of withdrawal you take will reduce the Policy Value (because you are taking money out of your Policy).
  Amounts withdrawn under the Policy are not credited with an Index Credit at the end of a Crediting Period.
  Withdrawals under the GLWB may have negative consequences for your Policy:
    All withdrawals under the GLWB (including withdrawals of the Rider Withdrawal Amount and Excess Withdrawals) may be subject to surrender charges, negative Interim Value adjustments, taxes and tax penalties, as well as other negative consequences (e.g., reductions to the death benefit and proportionate reductions to the Index Bases for your Index Account Options).
    In addition, Excess Withdrawals will reduce the guarantee of your GLWB. The reduction to the guarantee will be greater than the amount withdrawn whenever your Withdrawal Base is subject to a proportionate reduction. If an Excess Withdrawal reduces your Policy Value to zero, the GLWB and the Policy will immediately terminate.
See GUARANTEED LIFETIME WITHDRAWAL BENEFIT.
  Any type of withdrawal will reduce the amount of the death benefit, including the guaranteed minimum death benefit (perhaps significantly) if the GMDB rider is in effect. The guaranteed minimum death benefit reduction may be more than the dollar amount withdrawn. See POLICY VALUE AND CASH VALUE and DEATH BENEFIT.
  Regular withdrawals under the GLWB, automatic withdrawals under the systematic payout option (see SYSTEMATIC PAYOUT OPTION below), and minimum required distributions will repeatedly expose you to the risks and consequences of withdrawals.
You should fully understand the risks associated with any withdrawal or Surrender before you purchase the Policy and before you decide to take a withdrawal or Surrender. You should consult with your financial and tax professionals before you take a withdrawal or Surrender.
During the income phase, you will receive annuity payments under the fixed income option you select. You may not take any withdrawals or Surrender the Policy. The Policy has no cash value during the income phase.

SURRENDERS AND WITHDRAWALS
During the accumulation phase, you may withdraw all (Surrender) or a portion (withdrawal) of your Policy’s cash value. Your cash value is equal to the Policy Value less any surrender charges, if applicable. If you request a Surrender, you will receive the Policy’s cash value. If your cash value is lower than the Minimum Required Cash Value upon Surrender, you will receive the Minimum Required Cash Value.
If you request a withdrawal, the minimum withdrawal is $500, with the exception of automatic withdrawals and minimum required distributions. When requesting a withdrawal:
  You may instruct us that the withdrawal is to be taken from one or more of your Index Account Options, your Fixed Account Option, and/or the Performance Lock Account. You cannot instruct us to take a withdrawal from the Fixed Holding Account until all of your Allocation Accounts and the Performance Lock Account have been exhausted of value.
  In the absence of instructions, the withdrawal will be taken from each Account in proportion to the portion of Policy Value in each Account, excluding the Fixed Holding Account until all other Accounts have been exhausted of value.
  If you have multiple ongoing Crediting Periods for the same Allocation Account, any withdrawal from that Allocation Account will always be taken pro-rata from all of the Crediting Periods. You could instruct us not to take the withdrawal from that Allocation Account, but you could not instruct us to take the withdrawal from only one or some of those Crediting Periods.
  If you exercise Performance Lock multiple times (for different Index Account Options or different Crediting Periods for the same Index Account Option) within a one year period, amounts held in the Performance Lock Account that are attributable to one exercise of Performance Lock will be treated as distinct from any amounts attributable to another exercise of Performance Lock. However, any withdrawal from the Performance Lock Account will always be taken pro-rata from those distinct amounts. You could instruct us not to take the withdrawal from the Performance Lock Account, but you could not instruct us to take the withdrawal from amounts only attributable to a specific exercise of Performance Lock.
  Please note that under the Policy’s “surrender charge-free amount” feature, you can withdraw a portion of your Policy Value each Policy Year free of surrender charges, subject to any reduction in your surrender charge-free amount for previous withdrawals during the Policy Year. The surrender charge-free amount each Policy Year is equal to the greater of (1) 10% of your total premium payments, less any withdrawals taken during the current Policy Year; and (2) earnings, plus premiums no longer subject to surrender charges. The surrender charge-free amount is determined at the time of withdrawal or Surrender. This amount is not cumulative, so any surrender charge-free amount not used in one year does not increase the surrender charge-free amount in subsequent years. If the withdrawal or Surrender is in excess of the surrender charge-free amount, you will have to pay any applicable surrender charge on the excess amount.
  Also note that withdrawals under the GLWB count against your remaining surrender charge-free amount for a Policy Year. Withdrawals of the Rider Withdrawal Amount, as well as Excess Withdrawals, in excess of the surrender charge-free amount may be subject to surrender charges.
We must receive your withdrawal or Surrender request, in good order, before the Annuity Commencement Date. Withdrawals and Surrenders will normally be effective as of the end of the Business Day the request is received in good order. If we receive a request before the end of a Crediting Period, and the request does not specify a withdrawal or Surrender date, we will process the withdrawal or Surrender as of the date received, which could be before the end of the Crediting Period. We encourage you to specify a withdrawal or Surrender date with your request when you intend to take a withdrawal or Surrender at the end of a Crediting Period.
Payment of withdrawal or Surrender proceeds will generally occur within seven days from the date we receive in good order all required information. See OTHER INFORMATION – Timing of Payments for information about when payments may be deferred.

GROSS AND NET WITHDRAWALS
You may request withdrawals in either a gross or a net amount. In the absence of instructions, the withdrawal will be taken on a gross basis. The gross withdrawal is the total amount which will be deducted from your Policy Value as a result of the withdrawal, including any applicable surrender charges and any other fees and charges, while the net withdrawal is the amount you actually receive (exclusive of any tax withholdings). The gross withdrawal may be more than your requested withdrawal amount, if requested on a net basis, depending on whether surrender charges and any other fees and charges apply at the time of the withdrawal.
The gross withdrawal equals the net withdrawal plus the surrender charge and any other fees and charges on the excess withdrawal amount. For these purposes, the excess withdrawal amount is the portion of the requested withdrawal or Surrender that is subject to surrender charges (that is, the portion which is in excess of the surrender charge-free portion). For example, if the requested withdrawal or Surrender amount is $1,000, and the surrender charge-free amount is $200, then the excess withdrawal that is subject to surrender charge would be $800.
  If you request that the withdrawal be taken on a gross basis, you may not receive the withdrawal amount requested. Any surrender charges and any other fees and charges that apply to the withdrawal will be deducted from the amount you receive. As such, your Policy Value will be reduced by the withdrawal amount you requested, but you may receive less than that amount.
Assuming you request a gross withdrawal of $5,000, with no surrender charge-free amount and a 7% surrender charge, your Policy Value will be reduced by $5,000 and you will receive a net amount equal to $4,650 (i.e., $5,000 – ($5,000 x 7%) = $4,650).
  If you request that the withdrawal be taken on a net basis, you will receive the withdrawal amount requested (exclusive of any tax withholdings). However, any fees and charges that apply at the time of the withdrawal, including surrender charges, will also be deducted from your Policy Value. As such, your Policy Value may be reduced by an amount greater than the amount you receive. Assuming you request a net withdrawal of $5,000, with no surrender charge-free amount and a 7% surrender charge, your Policy Value will be reduced by $5,376.64 (i.e., $5,000 / (1 – 7%) = $5,376.34) and you will receive a net amount equal to $5,000.
SURRENDER CHARGE WAIVERS
This section describes the surrender charge waivers that are available under the Policy. Please note that any amounts withdrawn or Surrendered under any of these surrender charge waivers will count against the surrender charge-free amount for a Policy Year. They will also count as withdrawals under the GLWB, either as withdrawals of your Rider Withdrawal Amount or Excess Withdrawals, as applicable. Withdrawals taken under a surrender charge waiver are still subject to the same risks as any other withdrawals, including the risks listed at the beginning of this section (except surrender charges) and described further in the cross-referenced sections.
Minimum Required Distributions
For tax-qualified plans and policies, withdrawals taken to satisfy minimum required distribution requirements under Section 401(a)(9) of the Internal Revenue Code (IRC) are available with no surrender charges. The amount available from this Policy with respect to the minimum required distribution is based solely on this Policy.
Any amount requested in excess of the IRC minimum required distribution will have the appropriate surrender charges applied, unless the excess distribution qualifies as surrender charge-free under any additional options provided (e.g., the surrender charge-free amount).
Nursing Care and Terminal Condition Waiver
No surrender charges will apply if you take a withdrawal ($1,000 minimum), under certain circumstances, because you or your spouse has been:
  Confined in a hospital or nursing facility for 30 days in a row after the Policy Date; or
  Diagnosed with a terminal condition after the Policy Date (usually a life expectancy of 12 months or less).

For a waiver due to a condition related to confinement in a hospital or nursing facility, we must receive each withdrawal request (and proof of eligibility with each request) no later than 90 days following the date that confinement has ceased, unless it can be shown that it was not reasonably possible to provide the notice and proof within the above time period and that the notice and proof were given as soon as reasonably possible. However, in no event shall the notice and proof be provided later than one year following the date that confinement has ceased.
For a waiver related to a terminal condition, proof of eligibility is required only with the initial withdrawal request and must be furnished by the attending physician. We must receive a new request for each withdrawal under this waiver. Each withdrawal request must be received no later than one year following diagnosis of the terminal condition.
You may exercise this benefit at any time during the accumulation phase. This benefit is also available to the Annuitant or Annuitant’s spouse if the Owner is not a natural person. There is no restriction on the maximum amount you may withdraw under this benefit. There is no charge for this benefit.
This benefit is not intended to provide long-term care or nursing home insurance. This benefit is not available if the Owner or Owner’s spouse (Annuitant or Annuitant’s spouse, if the Owner is a non-natural person) has been admitted to a hospital on the Policy Date or already resides in a nursing facility on the Policy Date.
The Nursing Care and Terminal Condition Waiver may vary for certain Policies and may not be available for all Policies, in all states, or at all times. See APPENDIX D - STATE VARIATIONS.
Unemployment Waiver
No surrender charges will apply if you take a withdrawal ($1,000 minimum), under certain circumstances, after you or your spouse become unemployed due to:
  Involuntary termination of employment; or
  Involuntary lay off.
 In order to qualify, you (or your spouse, whichever is applicable) must have been:
  Employed full time for at least two years prior to becoming unemployed;
  Employed full time on the Policy Date;
  Unemployed for at least 60 days in a row at the time of withdrawal;
  Must have a minimum cash value at the time of withdrawal of $5,000; and
  You (or your spouse) must be receiving unemployment benefits.
You must provide written proof from your state’s Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of withdrawal. The determination letter must be received by us no later than 90 days following the date of the withdrawal request.
You may use this benefit at any time during the accumulation phase and for so long as you meet the criteria specified above. This benefit is also available to the Annuitant or Annuitant’s spouse if the Owner is not a natural person. There is no restriction on the maximum amount you may withdraw under this benefit. There is no charge for this benefit.
The Unemployment Waiver may vary for certain Policies and may not be available for all Policies, in all states, or at all times. See APPENDIX D - STATE VARIATIONS.
SYSTEMATIC PAYOUT OPTION
You can select at any time during the accumulation phase to receive regular automatic withdrawals from your Policy by using the systematic payout option.
You may use the systematic payout option to take regular withdrawals of the Rider Withdrawal Amount after the Income Declaration Date for the GLWB. If you take systematic withdrawals of your Rider Withdrawal Amount, you should be particularly careful about taking additional one-time withdrawals, because such one-time withdrawals could be, or could cause your systematic withdrawals to become, Excess Withdrawals. See INCOME ADVANTAGE RIDER – GUARANTEED LIFETIME WITHDRAWAL BENEFIT.

Automatic withdrawals can be taken monthly, quarterly, semi-annually, or annually. Each withdrawal must be at least $50. Monthly and quarterly automatic withdrawals must generally be taken by electronic funds transfer directly to your checking or savings account. There is no charge for this benefit.
You may stop automatic withdrawals at any time with a 30 day Written Notice sent to our Administrative Office.
INVOLUNTARY CASHOUT
Prior to the Annuity Commencement Date, if (i) your Policy Value is below $2,000; (ii) the Withdrawal Base for your GLWB is lower than $2,000; and (iii) there have been no premium payments made to the Policy within the last two Policy Years, we reserve the right to terminate the Policy and all Policy benefits (including the GLWB) and pay the Policy Value (an “Involuntary Cashout”). If the Policy Value is lower than the Minimum Required Cash Value, you will receive the Minimum Required Cash Value.
If the Guaranteed Minimum Death Benefit (GMDB) rider is in effect, we will not invoke the Involuntary Cashout provision if the GMDB rider has a death benefit amount of $2,000 or greater. If the Involuntary Cashout provision is invoked when the death benefit amount under the GMDB rider is less than $2,000, we will pay the greater of the amount described in the paragraph immediately above or the death benefit amount (no additional death benefit under the Additional Death Benefit will be payable).
SIGNATURE GUARANTEE
As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:
  Any withdrawal or Surrender over $250,000 unless it is a custodial owned annuity;
  Any non-electronic disbursement request made on or within 15 days of a change to the address of record for the Owner’s account;
  Any electronic fund transfer instruction changes on or within 15 days of an address change;
  Any withdrawal or Surrender when we have been directed to send proceeds to a different personal address from the address of record for that Owner. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same Owner in a “tax-free exchange”;
  Any withdrawal or Surrender when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity; or
  Any other transaction we require.
We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.
You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.

BENEFITS AVAILABLE UNDER THE POLICY
The following table summarizes information about the benefits available under the Policy.
The availability of Policy benefits may vary depending on the financial intermediary through which the Policy is sold. See APPENDIX H – FINANCIAL INTERMEDIARY VARIATIONS.
Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Guaranteed Lifetime Withdrawal Benefit (GLWB)	Guaranteed lifetime withdrawal benefit that conditionally guarantees the ability to take withdrawals up to the Rider Withdrawal Amount each Rider Year beginning on the Income Declaration Date.	Standard	No Charge
  See Rate Sheet Supplement for terms applicable to new Income Advantage Riders.
  Must select either single life or joint life.
  Rider Withdrawal Amount not available until Income Declaration Date.
  Income Declaration Date cannot be earlier than the Rider Anniversary after the Annuitant (or younger of the Annuitant or Annuitant’s spouse, for the joint life option) attains Minimum Benefit Age.
  All withdrawals may be subject to surrender charges, negative Interim Value adjustments, taxes and tax penalties, as well as other negative consequences (e.g., reductions to death benefit and proportionate reduction to Index Bases).
  Excess Withdrawals may reduce the benefit by an amount greater than the value withdrawn, and could terminate the benefit and the Policy.
  You cannot terminate without Surrendering or annuitizing the Policy.
  Terminates upon annuitization, but may continue benefit’s stream of income if annuitized on the latest Annuitization Date.
  Other termination provisions apply.
  Rider Reset available following the 6th Rider Anniversary and every Rider Anniversary thereafter, subject to eligibility requirements.

Step-Up Benefit for GLWB	For the GLWB, provides for the possibility of a step-up to the Withdrawal Base on the Income Declaration Date.	Optional	2.50% (Single Life) 2.50% (Joint Life) (as a percentage of Withdrawal Base or Policy Value, whichever is greater)
  See Rate Sheet Supplement for terms applicable to new Income Advantage Riders.
  May be elected only when making Income Advantage Rider elections at purchase (and, under limited circumstances, may be re-elected after death).
  No guarantee that a step-up will occur.
  Withdrawals, negative Interim Value adjustments, fees and charges, Index losses, and limits on Index gains may significantly reduce possibility of a step-up.
  Rider Withdrawal Amount for GLWB with the step-up benefit calculated differently than the base GLWB. Rider Withdrawal Amount may be lower for future Rider Years even if no Excess Withdrawals are taken.
  Interim fee deductions will result in Interim Value adjustments and proportionate reductions to Index Bases.
  Step-up may increase charge up to the maximum. May reject increase, but will forfeit step-up and continue to pay additional fees.
  You cannot terminate without Surrendering or annuitizing the Policy (and terminating the GLWB).
  Rider Reset available following the 6th Rider Anniversary and every Rider Anniversary thereafter, subject to eligibility requirements.

Credit Advantage	Provides increased upside potential based on the current limit on Index gains we declare for a designated Index Account Option.	Standard	1.25% (as an annualized percentage of Policy Value allocated to the Index Account Option on first day of a new Crediting Period or the remaining Crediting Period upon exercise of Early Re-Entry)
  Only available with select Index Account Options.
  Additional fee applies only if you select an Index Account Option with a Growth Opportunity Type designated as Credit Advantage.
  Additional fee will increase losses or decrease gains.
  No guarantee that the increased upside potential will result in gains at least equal to the additional fee or any gains at all.
  No guarantee that the Index Account Option will outperform an Index Account Option without Credit Advantage.
  Fee applies for each new Crediting Period and upon each exercise of Early Re-Entry, if the Index Account Option is designated as Credit Advantage.

Performance Lock (Performance Lock+)	Allows you to lock-in an Interim Value for an Index Account Option prior to the end of a Crediting Period.	Standard	No Charge
  An Interim Value adjustment will apply, which may be negative.
  The Downside Protection Type will not apply. Losses could be significant.
  You will not know the locked-in Interim Value in advance.
  Exercise is irrevocable.
  We will not provide advice, notification, or warning regarding exercise.
  Locked-in amount is transferred to the Performance Lock Account, where it remains until the next Allocation Anniversary unless (a) earlier withdrawn or annuitized or (b) Early Re-Entry is exercised.
  Amounts in the Performance Lock Account do not participate in Index performance.

Early Re-Entry (Performance Lock+)	Allows you to reallocate into a previously locked Index Account Option for the remainder of the Crediting Period.	Standard	No Charge Credit Advantage Fees May Apply Upon Exercise
  Re-exposes investment to Index losses, negative Interim Value adjustments, and proportional reductions to Index Base.
  Original Buffer Rate will apply.
  Cap Rate, Participation Rate, or Edge and Edge+ Rate will be reset and will be lower than original rate(s) for the Crediting Period.
  Exercising Early Re-Entry for an Index Account Option designated as Credit Advantage will cause you to incur additional Credit Advantage Fees.
  Exercise is irrevocable.
  We will not provide advice, notification, or warning regarding exercise.
  Not available for Best Entry Index Account Options.

Policy Value / Cash Value Death Benefit	Upon the death of the Annuitant, pays a death benefit equal to Policy Value. Upon the death of the Owner (who is not also the Annuitant), pays a death benefit equal to Policy cash value.	Standard	No Charge	Terminates upon Annuitization. Benefit may be significantly reduced by withdrawals. Benefit may be subject to an Interim Value adjustment, which may be negative.

Guaranteed Minimum Death Benefit Rider
Provides for a guaranteed minimum death benefit equal to total premium payments, reduced for withdrawals, payable upon death of the Annuitant. Upon the death of the Owner (who is not also the Annuitant), pays a death benefit equal to Policy cash value.
		Standard or Optional	If Standard: No Charge If Optional: 0.50% (as an annualized percentage of the GMDB Benefit Base)
  Available only at Policy purchase and, under limited circumstances, may be re-elected after death.
  Annuitant must be younger than age 81 to elect.
  If the Annuitant is younger than age 71, rider is a standard benefit automatically added for no additional charge.
  If the Annuitant is age 71 to 80, rider is an optional benefit subject to an additional charge.
  Terminates upon Annuitization.
  Withdrawals may reduce the benefit by more than the value withdrawn.
  Benefit may be subject to an Interim Value adjustment, which may be negative.
  Interim fee deductions (if applicable) will result in Interim Value adjustments and proportionate reductions to Index Bases.

Additional Death Benefit	Provides for an additional death benefit, subject to conditions.	Optional	Additional Death Benefit Fee: 1.00% (as a percentage of Policy Value)
  See Rate Sheet Supplement for terms applicable to new Income Advantage Riders.
  May be elected only when making initial Income Advantage Rider elections (and, under limited circumstances, may be re-elected after death)
  Payable only if Annuitant dies during the accumulation phase.
  Interim fee deductions will result in Interim Value adjustments and proportionate reductions to Index Bases.
  Benefit may be significantly reduced by withdrawals.
  You cannot terminate without Surrendering or annuitizing the Policy.
  Rider Reset available following the 6th Rider Anniversary and every Rider Anniversary thereafter, subject to eligibility requirements.

Rider Reset (Income Advantage Rider)	Allows you to reset the terms of your Income Advantage Rider benefits by terminating your existing Income Advantage Rider and adding a new Income Advantage Rider to your Policy.	Standard	No Charge May Result in Increased Additional Charges for Optional Benefits
  Available following the sixth (6th) Rider Anniversary and every Rider Anniversary thereafter during the accumulation phase, subject to Issue Age restrictions.
  See Rate Sheet Supplement for terms applicable to new Income Advantage Riders.
  Rider Reset could result in higher fees or lower benefits.
  Benefit elections cannot be changed.
  Terms of the GLWB, the optional step-up benefit (if originally elected), and the Additional Death Benefit (if originally elected) will be reset.
  We must receive Rider Reset request in good order within thirty (30) days following an eligible Rider Anniversary in order to exercise.
  Rider Reset is irrevocable.

Surrender Charge-Free Amount	An amount that may be withdrawn each Policy Year without incurring surrender charges.	Standard	No Charge
  Withdrawals may be subject to negative Interim Value adjustments, taxes, tax penalties, and reductions to the death benefit and Index Bases.
  Unused surrender charge-free amounts not available in future Policy Years.
  Withdrawals under the GLWB (including withdrawals of the Rider Withdrawal Amount) in excess of the surrender charge-free amount may be subject to surrender charges.
  Not an Excess Withdrawal waiver under the GLWB.

RMD Surrender Charge Waiver	Waives surrender charges on withdrawals taken to satisfy required minimum distributions.	Standard	No Charge
  RMD amount based solely on the Policy.
  Withdrawals may be subject to negative Interim Value adjustments, taxes, and reductions to the death benefit and Index Bases.
  Not an Excess Withdrawal waiver under the GLWB.

Nursing Care and Terminal Condition Waiver	Waives surrender charges if you or your spouse are confined to a nursing home or have terminal illness.	Standard	No Charge
  Withdrawals under waiver are subject to a $1,000 minimum.
  Qualifying conditions related to nursing home stay and terminal illness apply.
  Withdrawals may be subject to negative Interim Value adjustments, taxes, tax penalties, and reductions to the death benefit and Index Bases.
  May not be available in all states.
  Not an Excess Withdrawal waiver under the GLWB.

Unemployment Waiver	Waives surrender charges if you or your spouse become unemployed due to involuntary job termination or lay-off.	Standard	No Charge
  Withdrawals under waiver are subject to a $1,000 minimum.
  Qualifying conditions related to job termination and job history apply.
  Must be unemployed for a certain period of time prior to taking withdrawal, be receiving unemployment benefits, and have $5,000 minimum in Cash Value.
  Withdrawals may be subject to negative Interim Value adjustments, taxes, tax penalties, and reductions to the death benefit and Index Bases.
  May not be available in all states.
  Not an Excess Withdrawal waiver under the GLWB.

Systematic Payout Option	Allows you to take regular automatic withdrawals from the Policy.	Standard	No Charge
  Available only during the accumulation phase.
  Withdrawals may be taken monthly, quarterly, semi-annually, or annually.
  Withdrawals subject to a $50 minimum.
  Withdrawals may be subject to surrender charges, negative Interim Value adjustments, taxes, tax penalties, and reductions to the death benefit and Index Bases.
  Systematic withdrawals may be Excess Withdrawals under the GLWB.

INCOME ADVANTAGE RIDER
The Policy is issued with an Income Advantage Rider. The Income Advantage Rider for your Policy will include the terms of your Guaranteed Lifetime Withdrawal Benefit (including the optional step-up benefit, if elected). It will also include the terms of the optional Additional Death Benefit, if elected. The optional step-up benefit and Additional Death Benefit may be elected for additional ongoing charges. This section describes the Income Advantage Rider – including its standard and optional benefits – in more detail.
RATE SHEET SUPPLEMENTS
When delivered in connection with the offer or sale of a new Policy, or to existing Owners who are eligible for a Rider Reset, this prospectus must be accompanied by the current Rate Sheet Supplement. The Rate Sheet Supplement specifies terms we are offering for new Income Advantage Riders, including:
  For the Guaranteed Lifetime Withdrawal Benefit (or GLWB): Issue Age restrictions, Minimum Benefit Age, Guaranteed Lifetime Withdrawal Rider Fee Percentage (for the optional step-up benefit), and Withdrawal Percentages. Available terms may differ depending on whether you choose a single or joint life payment option, and whether you select the optional step-up benefit. See GUARANTEED LIFETIME WITHDRAWAL BENEFIT later in this section for additional information about these terms and the GLWB.
  For the optional Additional Death Benefit: Issue Age restrictions, Additional Death Benefit Factor, and Additional Death Benefit Fee Percentages. See ADDITIONAL DEATH BENEFIT later in this section for additional information about these terms and the GLWB.
You should not purchase the Policy or exercise a Rider Reset without first obtaining the Rate Sheet Supplement that will apply to you.
We periodically issue new Rate Sheet Supplements that may reflect different terms than previous Rate Sheet Supplements. A Rate Sheet Supplement will remain in effect until it is superseded upon the effective date of a new Rate Sheet Supplement. A new Rate Sheet Supplement will be made available at least 10 Business Days prior to its effective date.
If you would like another copy of a Rate Sheet Supplement, please call us at (800) 525-6205 or visit our website at www.transamerica.com. Rate Sheet Supplements are also available on the Securities and Exchange Commission’s EDGAR system at www.sec.gov (SEC File No. 333-291187). Historical terms from previous Rate Sheet Supplements can be found in APPENDIX G – HISTORICAL RATES FROM RATE SHEET SUPPLEMENTS.
In order to receive the terms disclosed in a Rate Sheet Supplement, please note the following:
  For new Policies, the Rate Sheet Supplement must be in effect on the date that your Policy application is signed (the “application date”). In addition, we must receive your completed application no later than 7 calendar days after the application date, and the Policy must be fully funded no later than 60 calendar days after the application date. If these conditions are not met, your application will be considered not in good order and additional paperwork may be required to issue the Policy with the applicable terms in effect at that time.
  For existing Policies that are eligible for a Rider Reset, we must receive your Rider Reset request in good order while the Rate Sheet Supplement is in effect. If your Rider Reset request is received in good order after the Rate Sheet Supplement is no longer in effect, you will receive the terms reflected in the Rate Sheet Supplement in effect at that time.
The terms applicable to your Income Advantage Rider will not change for the life of your rider, except as follows:
  If you elect the optional step-up benefit for the GLWB, your Guaranteed Lifetime Withdrawal Rider Fee Percentage will be subject to change if a step-up occurs after the third (3rd ) Rider Year. In such circumstances, your Guaranteed Lifetime Withdrawal Rider Fee Percentage may be increased up to the maximum charge of 2.50%. You may reject a charge increase by providing notice to us in good order within 30 days following the Income Declaration Date, but you will forfeit the step-up and you will continue to pay fees based on the original Guaranteed Lifetime Withdrawal Rider Fee Percentage.
See EXPENSES AND ADJUSTMENTS – GUARANTEED LIFETIME WITHDRAWAL RIDER FEES (STEP-UP VERSION ONLY) for additional information.

  If you choose to exercise a Rider Reset, which is available following the sixth (6th) Rider Anniversary and every Rider Anniversary thereafter subject to Issue Age restrictions, your new Income Advantage Rider will be subject to the terms that we are offering on the date that we receive your Rider Reset request in good order. Please note:
    Your Income Advantage Rider elections cannot be changed as part of a Rider Reset.
    Upon exercising a Rider Reset, the terms of the Guaranteed Lifetime Withdrawal Benefit, the optional step-up benefit (if originally elected), and the Additional Death Benefit (if originally elected) will be reset.
    You will not be eligible for a Rider Reset unless all applicable Issue Age restrictions are satisfied.
    We must receive your Rider Reset request in good order within thirty (30) days following a Rider Anniversary on which are you are eligible for a Rider Reset.
See RIDER RESET below for additional information.
GUARANTEED LIFETIME WITHDRAWAL BENEFIT
Summary
The Policy is issued with a Guaranteed Lifetime Withdrawal Benefit (or GLWB). The Income Advantage Rider for your Policy will include the terms of your GLWB. When making your elections for the Income Advantage Rider, you will be required to select either a single life or joint life payment option for the GLWB, subject to eligibility requirements. You must also decide whether to elect the optional step-up benefit for the GLWB. There is no additional charge for the GLWB unless you elect the optional step-up benefit. (In addition, as part of your Income Advantage Rider elections, you must decide whether to elect the optional Additional Death Benefit. See ADDITIONAL DEATH BENEFIT later in this section.)
The purpose of the GLWB is to provide a lifetime stream of income. The GLWB guarantees the ability to take withdrawals up to at least a certain percentage of your Withdrawal Base each Rider Year beginning on the Income Declaration Date, regardless of investment performance, so long as you do not take Excess Withdrawals and other conditions are met, until the Annuitant’s death (or if the joint life option is elected, the later of the Annuitant’s or Annuitant’s spouse’s death). Upon receiving due proof of death of the Annuitant (or the death of the surviving spouse if the joint option is selected), the Income Advantage Rider terminates, and all benefits thereunder cease.
The amount that may be withdrawn during a given Rider Year after the Income Declaration Date without causing an Excess Withdrawal is referred to as the “Rider Withdrawal Amount.” Withdrawals of the Rider Withdrawal Amount cannot begin until the Income Declaration Date. You decide when the Income Declaration Date will be by providing us notice in good order; however, the Income Declaration Date cannot be earlier than the Rider Anniversary after the Annuitant (or younger of the Annuitant or Annuitant’s spouse, for the joint life option) attains the Minimum Benefit Age.
Withdrawals under the GLWB will first be made from your own Policy Value. If your Policy Value is reduced to zero during the accumulation phase for any reason other than an Excess Withdrawal, we will pay the Rider Withdrawal Amount each Rider Year pursuant to your lifetime payment election (single life or joint life).
Excess Withdrawals will reduce the guarantee of your GLWB due to reductions in your Withdrawal Base. The reduction to your benefit could be greater than the amount withdrawn. If an Excess Withdrawal reduces your Policy Value to zero, the GLWB and the Policy will immediately terminate.
If you elect the optional step-up benefit for the GLWB, the terms and conditions of your GLWB will primarily differ from the base GLWB in three ways. First, you will pay Guaranteed Lifetime Withdrawal Rider Fees. Second, on the Income Declaration Date, if your Policy Value is higher than your Withdrawal Base, your Withdrawal Base will be reset to equal your Policy Value (i.e., a step-up). Third, your Rider Withdrawal Amount will be calculated using the greater of your Withdrawal Base or Policy Value (whereas, without the step-up benefit, the Rider Withdrawal Amount is always calculated using the Withdrawal Base).
In our sole discretion, we may offer higher limits on Index gains and/or higher Withdrawal Percentages to Owners who have elected the optional step-up benefit.
Following the sixth (6th) Rider Anniversary and every Rider Anniversary thereafter during the accumulation phase, you may be eligible for a Rider Reset. If you choose to exercise a Rider Reset, your existing Income Advantage Rider will be terminated and a new Income Advantage Rider (with the same elections) will be immediately added to your Policy. Your new Income Advantage Rider will be subject to the terms that we are offering on the date that we receive your Rider Reset request in good order. See RIDER RESET later in this section.

The Income Advantage Rider may vary for Policies issued in some states or purchased through some financial intermediaries.
The tax rules for qualified Policies may limit the value of the GLWB. Withdrawals from qualified Policies may be subject to additional restrictions or limitations. See TAX INFORMATION – Qualified Policies.
To help you better understand the operation of the GLWB, and to demonstrate how withdrawals of the Rider Withdrawal Amount and Excess Withdrawals affect the rider’s values and benefits, we have provided detailed examples in APPENDIX E – GUARANTEED LIFETIME WITHDRAWAL BENEFIT EXAMPLES.
Important Considerations Related to the Guaranteed Lifetime Withdrawal Benefit
The GLWB is subject to numerous risks, as described further below. You should consult a financial professional and tax professional before purchasing the Policy.
No Guarantee of Financial Benefit –
  Withdrawals under the GLWB are taken from your own Policy Value until your Policy Value is exhausted, if ever. If your Policy Value is never reduced to zero for a reason other than an Excess Withdrawal, you will never enter the phase of the GLWB where you begin receiving lifetime payments from us. There may be minimal chance of outliving your Policy Value and receiving lifetime payments.
  You cannot terminate the GLWB (including fees for the optional step-up benefit) without Surrendering or annuitizing your Policy.
Managing Your Withdrawal Activity –
  We have designed the GLWB for investors who intend to take, after the Income Declaration Date, regular withdrawals of the Rider Withdrawal Amount. The Policy may not be appropriate for you if you do not intend to take regular withdrawals of the Rider Withdrawal Amount.
  However, withdrawals under the GLWB are subject to significant risk. All withdrawals under the GLWB – i.e., withdrawals of the Rider Withdrawal Amount and Excess Withdrawals – may result in surrender charges, negative Interim Value adjustments, taxes and tax penalties, as well as other negative consequences (e.g., reductions to your death benefit and proportionate reductions to the Index Bases for your Index Account Options). Please note:
    All withdrawals reduce your Policy Value.
    During the surrender charge period, surrender charges may apply if a withdrawal under the GLWB is in excess of the surrender-charge free amount.
    An Interim Value adjustment (which may be negative) and proportionate reduction to your Index Base will apply if a withdrawal under the GLWB is taken before the end of a Crediting Period for an Index Account Option.
    Withdrawals may be subject to taxes, including a 10% tax penalty if taken prior to age 59½.
    Withdrawals may significantly reduce the death benefit.
    If you elect the optional step-up benefit, because your Rider Withdrawal Amount will be calculated based on the greater of your Withdrawal Base and Policy Value, if your Policy Value is higher than your Withdrawal Base at the start of a Rider Year, withdrawals of the Rider Withdrawal Amount, fees and charges, negative Interim Value adjustments, and negative Index Credits may cause your Rider Withdrawal Amount for future Rider Years to be lower, even if you do not take an Excess Withdrawal.
  An Excess Withdrawal will reduce the guarantee of your GLWB, perhaps significantly. The reduction to the guarantee will be greater than the amount withdrawn if your Withdrawal Base is subject to a proportionate reduction. If an Excess Withdrawal reduces your Policy Value to zero, the GLWB and the Policy will immediately terminate. Excess Withdrawals include (i) all gross withdrawals prior to the Income Declaration Date, and (ii) after the Income Declaration Date, any gross withdrawals during a Rider Year in excess of the Rider Withdrawal Amount for that Rider Year. You should not purchase the Policy if you plan to take Excess Withdrawals.
  Surrender charges deducted from Policy Value upon withdrawal, if any, will count against your remaining Rider Withdrawal Amount for a Rider Year and may be deemed Excess Withdrawals.

  You retain all responsibility for managing your withdrawal activity. If you take regular or systematic withdrawals of your Rider Withdrawal Amount, you should be particularly careful about taking additional one-time withdrawals, because such one-time withdrawals could be, or could cause your future regular and scheduled withdrawals to become, Excess Withdrawals.
Timing of the Income Declaration Date –
  Because the Income Declaration Date cannot be earlier than the Rider Anniversary after the Annuitant (or younger of the Annuitant or Annuitant’s spouse, for joint life) attains the Minimum Benefit Age, it could be several years before you can begin taking withdrawals of the Rider Withdrawal Amount.
  You should carefully consider when your Income Declaration Date should be. The Withdrawal Percentage used to calculate your Rider Withdrawal Amounts will be determined on the Income Declaration Date. Generally, the longer you defer the Income Declaration Date, the higher your Withdrawal Percentage will be (and, in turn, the higher your annual benefit will be higher). However, the longer you defer the Income Declaration Date, the less time you will have to benefit from the Guaranteed Lifetime Withdrawal Benefit because as time passes, your life expectancy is reduced. There is no way to know the best possible timing of the Income Declaration Date.
Electing the Optional Step-Up Benefit –
  If you elect the optional step-up benefit, you will pay Guaranteed Lifetime Withdrawal Rider Fees. Because the fees are calculated based on the greater of your Policy Value and your Withdrawal Base, the dollar amount of your Guaranteed Lifetime Withdrawal Rider Fees could be relatively high even if your Policy Value or Withdrawal Base is relatively low.
  Guaranteed Lifetime Withdrawal Rider Fees are in exchange for the possibility of a step-up to the Withdrawal Base on the Income Declaration Date. However, a step-up will occur only if your Policy Value on the Income Declaration Date is greater than your Withdrawal Base. There is no guarantee that a step-up will occur, or that the benefit of a step-up will be more valuable than the total Guaranteed Lifetime Withdrawal Rider Fees you incur. Withdrawals, negative Interim Value Adjustments, fees and charges, Index losses, and limits on Index gains may significantly reduce the possibility of a step-up due to reductions in your Policy Value and/or limiting the potential growth of your Policy Value. If your Income Declaration Date is before the end of any ongoing Crediting Period for an Index Account Option, a step-up may be significantly less likely, as your Policy Value as of the Income Declaration Date will be based on one or more Interim Values. You will continue to pay Guaranteed Lifetime Withdrawal Rider Fees after the Income Declaration Date, even if a step-up does not occur.
  Each time a Guaranteed Lifetime Withdrawal Rider Fee is deducted from an Index Account Option before the end of a Crediting Period – and the fee is deducted quarterly – the deduction will result in an Interim Value adjustment, which may be negative, and there will be a proportionate reduction to your Index Base.
  If a step-up occurs after the third (3rd ) Rider Year, your Guaranteed Lifetime Withdrawal Rider Fee Percentage will be subject to change. In such circumstances, your Guaranteed Lifetime Withdrawal Rider Fee Percentage may be increased up to the maximum charge of 2.50%. You may reject a charge increase by providing notice to us in good order within 30 days following the Income Declaration Date, but you will forfeit the step-up and you will continue to pay rider fees based on the original Guaranteed Lifetime Withdrawal Rider Fee Percentage.
  In the event that you Surrender the Policy prior to the Income Declaration Date, you may qualify to have some or all of your Guaranteed Lifetime Withdrawal Rider Fees returned to you. No portion of your Guaranteed Lifetime Withdrawal Rider Fees will be returned (i) if you Surrender the Policy on or after the Income Declaration Date; (ii) if you Surrender the Policy during a Rider Year for which the Return Percentage is 0%; or (iii) if the Income Advantage Rider is terminated for any reason other than Surrender (e.g., annuitization, death). If you elect a Rider Reset, no prior Guaranteed Lifetime Withdrawal Rider Fees will be returned. See EXPENSES AND ADJUSTMENTS –GUARANTEED LIFETIME WITHDRAWAL RIDER FEE FOR OPTIONAL STEP-UP BENEFIT.
Impacts of Annuitization –
  Annuitizing the Policy terminates the GLWB. You do not get to keep any remaining Policy Value as of the Annuity Commencement Date. Your remaining Policy Value will be applied to the selected fixed income option.

  If you elect to annuitize prior to the latest Annuity Commencement Date, you will lose the stream of income provided by the GLWB. Your stream of income during the income phase will be based on the fixed income option you select. There will be no option to continue the income stream provided by the GLWB. Generally, you should not elect to annuitize the Policy before the latest Annuity Commencement Date unless the annual amount of your annuity payments would be greater than your annual Rider Withdrawal Amount under the GLWB.
  If your Policy reaches the latest Annuity Commencement Date, your Policy will automatically enter the income phase. However, in this circumstance, you may choose to continue the income stream provided by the GLWB by applying your entire remaining Policy Value to a fixed income option that provides for annual payments at least equal to your Rider Withdrawal Amount each Policy Year until the death of the Annuitant (single life) or later of the Annuitant and Annuitant’s spouse (joint life). Alternatively, you may choose another fixed income option that we make available.
  Before annuitizing or selecting a fixed income option, you should consult with a financial professional and contact us for a comparison of the different payout options based on your Policy.
See PRINCIPAL RISKS OF INVESTING IN THE POLICY – GUARANTEED LIFETIME WITHDRAWAL BENEFIT RISK for additional risk information.
Rider Withdrawal Amount
Generally
Before the Income Declaration Date, there is no Rider Withdrawal Amount (the Rider Withdrawal Amount equals zero), which means that upon taking any withdrawal prior to the Income Declaration Date, the entire gross withdrawal amount will be an Excess Withdrawal. Beginning on the Income Declaration Date, you may take gross withdrawals up to the Rider Withdrawal Amount each Rider Year without causing an Excess Withdrawal.
On the Income Declaration Date and on each Rider Anniversary thereafter during the accumulation phase, the Rider Withdrawal Amount for that Rider Year (i.e., the next 12 month period) will be calculated. The method of calculation differs depending on whether you elected the optional step-up benefit.
  Base GLWB (No Step-Up Benefit). If you did not elect the optional step-up benefit, the Rider Withdrawal Amount for a Rider Year will equal the Withdrawal Base (as of the Rider Anniversary at the start of the Rider Year) multiplied by the applicable Withdrawal Percentage. Cumulative gross withdrawals during that Rider Year up to the Rider Withdrawal Amount will not reduce the guarantee of you GLWB, as there will be no reduction in your Withdrawal Base. Your Rider Withdrawal Amount from Rider Year to Rider Year is guaranteed not to decrease, provided that you do not take any Excess Withdrawals.
For example, assume that on the Income Declaration Date or a subsequent Rider Anniversary during the accumulation phase, your Withdrawal Base is $100,000 and the Withdrawal Percentage is 5.00%. For that Rider Year, the Rider Withdrawal Amount would be $5,000 ($100,000 x 5.00%). During that Rider Year, you could take up to $5,000 in gross withdrawals without causing an Excess Withdrawal. Assuming that you do not take any Excess Withdrawals, your Rider Withdrawal Amount for the next Rider Year would be no less than $5,000 (it could be higher as a result of additional premiums).
  GLWB with Step-Up Benefit. If you did elect the optional step-up benefit, the Rider Withdrawal Amount for a Rider Year will equal the greater of the Withdrawal Base or Policy Value (as of the Rider Anniversary at the start of the Rider Year) multiplied by the applicable Withdrawal Percentage. Cumulative gross withdrawals during that Rider Year up to the Rider Withdrawal Amount will not reduce the guarantee, as there will be no reduction in your Withdrawal Base, although they could reduce your Rider Withdrawal Amount for future Rider Years due to reductions in your Policy Value.
For example, assume that on the Income Declaration Date or a subsequent Rider Anniversary during the accumulation phase, your Withdrawal Base is $100,000, your Policy Value is $90,000, and the Withdrawal Percentage is 5.00%. For that Rider Year, the Rider Withdrawal Amount would be $5,000 ($100,000 x 5.00%). During that Rider Year, you could take up to $5,000 in gross withdrawals without causing an Excess Withdrawal. Assuming that you do not take any Excess Withdrawals, and that your Withdrawal Base is still higher than or equal to your Policy Value on the next Rider Anniversary, your Rider Withdrawal Amount for the next Rider Year would be no less than $5,000 (it could be higher as a result of additional premiums or a possible step-up).

In the previous example, the Withdrawal Base was higher than the Policy Value. Revisiting the example, if instead your Withdrawal Base is $100,000, your Policy Value is $105,000, and the Withdrawal Percentage is 5.00%, the Rider Withdrawal Amount would be $5,250 ($105,000 x 5.00%), and you could take up to $5,250 in gross withdrawals during that Rider Year without causing an Excess Withdrawal. Assuming that you do not take any Excess Withdrawals, and that your Policy Value on the next Rider Anniversary is $99,750 (or otherwise lower than the Withdrawal Base), your Rider Withdrawal Amount for the next Rider Year would be no less than $5,000 (it could be higher as a result of additional premiums or a possible step-up).
Any cumulative gross withdrawals during a Rider Year in excess of the Rider Withdrawal Amount will be an Excess Withdrawal. Excess Withdrawals will reduce the guarantee of your GLWB, perhaps significantly. The impact to your future Rider Withdrawal Amount (due to reductions in your Withdrawal Base) could be greater than the amount of the Excess Withdrawal. In addition, if an Excess Withdrawal reduces your Policy Value to zero, the GLWB and the Policy will immediately terminate. See Excess Withdrawals later in this section for more information.
You should also understand all withdrawals under the GLWB – including withdrawals of the Rider Withdrawal Amount – may result in surrender charges, negative Interim Value adjustments, taxes and tax penalties, as well as other negative consequences (e.g., reductions to your death benefit and proportionate reductions to the Index Bases for your Index Account Options).
Special RMD Rules for Qualified Policies
Beginning on the Income Declaration Date, and on each Rider Anniversary thereafter, if a plan participant (generally the Annuitant) has reached their Required Beginning Date, special rules will apply to the calculation of the Rider Withdrawal Amount, as follows:
  Base GLWB (No Step-Up Benefit). If you did not elect the optional step-up benefit, the Rider Withdrawal Amount for a Rider Year will equal the greater of (a) Withdrawal Base multiplied by the applicable Withdrawal Percentage as described above, or (b) an amount equal to the minimum required distribution amount, if any.
  GLWB with Step-Up Benefit. If you did not elect the optional step-up benefit, the Rider Withdrawal Amount for a Rider Year will equal the greater of (a) the Withdrawal Percentage multiplied by the greater of the Withdrawal Base or Policy Value, as described above; or (b) an amount equal to the minimum required distribution amount, if any.
For Income Advantages Riders that were added on the Policy Date, the minimum required distribution during the first Rider Year is based on the initial premium (initial premium could include premium from transfers received after the Policy effective date, but must be deemed initial premium). For Income Advantages Riders added after the Policy Date the minimum required distribution for the first rider year is calculated using the Policy Value as of December 31st of the previous year plus any actuarial present value from the previous year.
The minimum required distribution is calculated based on the rules established by the IRS. The minimum required distribution may only be used if all of the following are true:
  the Policy to which this rider is attached is a tax-qualified Policy for which the IRS minimum required distributions are required, the minimum required distributions do not start prior to the Annuitant’s Required Beginning Date, the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table, the minimum required distributions are based on the age of the Annuitant (or the Annuitant’s Spouse if the Annuitant is deceased). The minimum required distributions cannot be based on the age of someone who is deceased, the minimum required distributions are based only on the Policy to which this rider is attached, the minimum required distributions are only for the current rider year. Amounts carried over from past rider years are not considered, and no Excess Withdrawals were taken in the previous Rider Year.
If any of the above are not true, then the minimum required distribution is equal to zero and it is not available as a Rider Withdrawal Amount. Only amounts calculated as set forth above can be used as the Rider Withdrawal Amount.
Additional Information About the Rider Withdrawal Amount
  You cannot carry over any portion of your Rider Withdrawal Amount not withdrawn during a Rider Year to a future Rider Year. This means that if you do not take the entire Rider Withdrawal Amount during a Rider Year, you cannot take more than the Rider Withdrawal Amount in the next Rider Year without causing an Excess Withdrawal.

  Any amount withdrawn in a Rider Year (including any surrender charge deducted from Policy Value upon withdrawal, if applicable) in excess of the Rider Withdrawal Amount is an excess withdrawal.
Withdrawal Percentage
The Withdrawal Percentage is used to calculate the Rider Withdrawal Amount. At the start of each Rider Year beginning on the Income Declaration Date, we calculate the Rider Withdrawal Amount as follows (subject to special RMD rules for qualified Policies):
  If you did not elect the optional step-up benefit, we multiply the Withdrawal Percentage by the Withdrawal Base.
  If you did elect the optional step-up benefit, we multiply the Withdrawal Percentage by the Withdrawal Base or Policy Value, whichever is greater.
In general, a higher Withdrawal Percentage will result in a relatively higher Rider Withdrawal Amount compared to a lower Withdrawal Percentage. For example, assume that you did not elect the optional step-up benefit, that your Withdrawal Base equals $100,000, and that on the Income Declaration Date, your Withdrawal Percentage is set at 5%. In that case, your initial Rider Withdrawal Amount would be $5,000 ($100,000 x 5%). If instead your Withdrawal Percentage is set at 4%, your initial Rider Withdrawal Amount would be only $4,000 ($100,000 x 4%).
The Withdrawal Percentages applicable to a new Income Advantage Rider are provided in a Rate Sheet Supplement. See RATE SHEET SUPPLEMENTS earlier in this section. The Rate Sheet Supplement will contain a table of possible Withdrawal Percentages for your GLWB. The possible Withdrawal Percentages will be higher for single life than joint life. They may also differ depending on whether you elect the optional step-up benefit. The applicable Withdrawal Percentage will be determined on the Income Declaration Date based on the Rider Year and the Attained Age of the Annuitant (or younger of the Annuitant or Annuitant’s spouse, for joint life). The possible Withdrawal Percentages before the Income Declaration Date, and the applicable Withdrawal Percentage on and after the Income Declaration Date, will not change for the life of your GLWB unless you elect a Rider Reset. See RIDER RESET later in this section.
Withdrawal Base
We use the Withdrawal Base to calculate the Rider Withdrawal Amount. We also use the Withdrawal Base to calculate Guaranteed Lifetime Withdrawal Rider Fees if you select the optional step-up benefit.
The Withdrawal Base on the Rider Date will equal the Policy Value. The Withdrawal Base will not change except as follows:
  If you make an additional premium payment, the Withdrawal Base will be immediately increased on a dollar-for-dollar basis.
  If you elected the optional step-up benefit, on the Income Declaration Date, if the Policy Value is greater than the Withdrawal Base, the Withdrawal Base will be reset to equal the Policy Value (i.e., a step-up).
For example, assume on the Income Declaration Date, your Policy Value is $75,000 and your Withdrawal Base is $60,000. In that case, we will automatically reset your Withdrawal Base to $75,000. Assuming no additional premium payments or Excess Withdrawals, the Withdrawal Base of $75,000 would be used to calculate your Rider Withdrawal Amounts for each subsequent Rider Year. Please note that a step-up may result in an increase to your Guaranteed Lifetime Withdrawal Rider Fee Percentage, potentially up to the maximum charge of 2.50%. You may reject the charge increase, but you will have to forfeit the step-up and you will continue to pay Guaranteed Lifetime Withdrawal Rider Fees.
If you did not elect the optional step-up benefit, there is no opportunity for a step-up to the Withdrawal Base.
  If you take an Excess Withdrawal, the Withdrawal Base will be immediately reduced, as described in the Excess Withdrawals section below.

Excess Withdrawals
Cumulative gross withdrawals up to the Rider Withdrawal Amount in any Rider Year will not reduce the GLWB’s guarantee, as there will be no reduction in your Withdrawal Base. However, any gross withdrawals in excess of the Rider Withdrawal Amount in any Rider Year (i.e., Excess Withdrawals) will result in an immediate reduction to your Withdrawal Base, which in turn will reduce the guarantee, perhaps significantly.
If only a portion of a gross withdrawal exceeds the remaining Rider Withdrawal Amount for a Rider Year, only the excess portion will be treated as an Excess Withdrawal.
An Excess Withdrawal will immediately reduce the Withdrawal Base by the greater of (a) or (b), where:
  is the dollar amount of the Excess Withdrawal; and
  is the result of ((A) multiplied by (B)), divided by (C), where:
  is the Excess Withdrawal amount;
  is the Withdrawal Base prior to the Excess Withdrawal; and
  is the Policy Value after the Rider Withdrawal Amount has been withdrawn, if applicable, but prior to the withdrawal of the Excess Withdrawal amount.
Using the formula above, if your Policy Value is greater than or equal to the Withdrawal Base immediately before an Excess Withdrawal, the Excess Withdrawal will cause your Withdrawal Base to be reduced by the dollar amount of the Excess Withdrawal. However, if your Policy Value is less than your Withdrawal Base immediately before an Excess Withdrawal, the Excess Withdrawal will cause your Withdrawal Base to be proportionately reduced. The proportionate reduction to your Withdrawal Base will be more (perhaps significantly more) than the dollar amount of the Excess Withdrawal.
Excess Withdrawals will reduce the guarantee of your GLWB, perhaps significantly. The impact to your future Rider Withdrawal Amount (due to reductions in your Withdrawal Base) could be greater than the amount of the Excess Withdrawal. In addition, if an Excess Withdrawal reduces your Policy Value to zero, the GLWB and the Policy will immediately terminate.
The following example reflects how your Withdrawal Base can be reduced by more than the Excess Withdrawal amount. Assume that you take a $10,000 gross withdrawal, and immediately prior to the withdrawal: (i) your Policy Value is $50,000; (ii) the Withdrawal Base is $60,000; and (iii) the remaining Rider Withdrawal Amount for that Rider Year is $6,000. Based on these assumptions the following would occur:
  Your Policy Value would be reduced to $40,000 (i.e., $50,000 - $10,000).
  The first $6,000 withdrawn would be a withdrawal of the Rider Withdrawal Amount. The remaining $4,000 withdrawn would be an Excess Withdrawal.
  The Withdrawal Base would be reduced to $55,556, representing a reduction of $4,444 (whereas the Excess Withdrawal amount was $4,000). Using the formula above, the reduction to the Withdrawal Base of $4,444 is calculated as the greater of (a) or (b) as follows:
  = $4,000, which the amount of the Excess Withdrawal
  = $4,444, which is the result of ((A) multiplied by (B)), divided by (C), where:
  = $4,000, which is the amount of the Excess Withdrawal
  = $60,000, which is the Withdrawal Base prior to the Excess Withdrawal; and
  = $54,000, which is the Policy Value after the Rider Withdrawal Amount has been withdrawn but prior to the withdrawal of the Excess Withdrawal amount ($60,000 - $6,000).

As noted above, if an Excess Withdrawal reduces your Policy Value to zero, the GLWB and the Policy will immediately terminate. The following example reflects how an Excess Withdrawal can result in the termination of the GLWB and the Policy. Assume that you take a $10,000 gross withdrawal and immediately prior to the withdrawal: (i) your Policy Value is $10,000; (ii) the Withdrawal Base is $35,000; and (iii) the remaining Rider Withdrawal Amount for that Rider Year is $2,000. Based on these assumptions the following would occur:
  Your Policy Value would be reduced to $0 (i.e., $10,000 - $10,000).
  The first $2,000 withdrawn would be a withdrawal of the Rider Withdrawal Amount. The remaining $8,000 withdrawn would be an Excess Withdrawal.
  Because the Policy Value was reduced to zero as a result of an Excess Withdrawal (even though only part of the withdrawal was an Excess Withdrawal), the GLWB and Policy will immediately terminate.
See APPENDIX E – GUARANTEED LIFETIME WITHDRAWAL BENEFIT EXAMPLES for additional examples of Excess Withdrawals.
Guaranteed Lifetime Withdrawal Rider Fees (Optional Step-Up Benefit Only)
If you elect the optional step-up benefit for the GLWB, you will pay Guaranteed Lifetime Withdrawal Rider Fees, an additional ongoing charge, based on the applicable Guaranteed Lifetime Withdrawal Rider Fee Percentage. See EXPENSES AND ADJUSTMENTS – GUARANTEED LIFETIME WITHDRAWAL RIDER FEES FOR THE OPTIONAL STEP-UP BENEFIT for more information.
Single Life / Joint Life Option
When making your elections for the Income Advantage Rider, you will be required to select either a single life or joint life payment option for the GLWB, subject to eligibility requirements. You may only select one.
  By selecting the single life payment option, once your Policy Value is reduced to zero during the accumulation phase for any reason other than Excess Withdrawal (if ever), we will pay the Rider Withdrawal Amount each Rider Year until the Annuitant’s death.
  By selecting the joint life payment option, once your Policy Value is reduced to zero during the accumulation phase for any reason other than Excess Withdrawal (if ever), we will pay the Rider Withdrawal Amount until the later of the Annuitant’s or Annuitant’s spouse’s death.
Electing joint life will generally result in lower Rider Withdrawal Amounts than if single life were elected, as joint life has generally lower Withdrawal Percentages compared to single life.
Single life may be appropriate for you if you do not qualify for joint life coverage, or if a higher Rider Withdrawal Amount is important to you. The ability to take higher Rider Withdrawal Amounts may increase the likelihood of reducing your Policy Value to zero and receiving lifetime payments from us.
Joint life may be appropriate for you if you are comfortable with lower Rider Withdrawal Amounts in return for coverage for both you and your spouse. Because electing joint life will generally result in lower Rider Withdrawal Amounts compared to single life, under joint life, it may take longer to reduce your Policy Value to zero, and it may be less likely that you or your spouse will ever receive lifetime payments from us.
If you elect the optional step-up benefit, you could pay higher fees for the joint life payment option, as the Guaranteed Lifetime Withdrawal Rider Fee Percentage for the joint life payment option may be greater than for the single life payment option.
In order to select the single life payment option, the Owner and Annuitant must be the same person, unless the Owner is a non-natural person. Please note:
  Upon receiving due proof of death of the Annuitant, the Income Advantage Rider terminates, and all benefits thereunder cease. Under limited circumstances, the Income Advantage Rider may be re-elected after termination of the rider, following the death of the Annuitant, provided that we are still offering the Income Advantage rider and subject to any age eligibility requirements that we are imposing on new Income Advantage Rider elections. The re-elected rider will be subject to the terms of the Rate Sheet Supplement in effect at the time of re-election.

  In the case of spousal joint Owners where one spouse is the Annuitant, if the spouse who is not the Annuitant dies and the surviving spouse is the sole beneficiary, the Income Advantage Rider will continue with the same rider values. In the case of spousal joint Owners where one spouse is the Annuitant, if the spouse who is the Annuitant dies, the Income Advantage Rider will terminate.
  In the case of non-spousal joint Owners where one Owner who is not the Annuitant dies, the surviving Owner (who is also the sole designated beneficiary) may elect to continue the Income Advantage Rider with the same rider values or receive lifetime income payments under the rider instead of receiving any benefits applicable to the policy. The lifetime income payments must begin no later than 1 year after the Owner's death and will be equal to the Rider Withdrawal Amount divided by the number of payments made per year. Once the payments begin, no additional Premium Payments will be accepted, and no additional withdrawals will be paid. In the case of non-spousal joint Owners where one Owner who is the Annuitant dies; the Income Advantage Rider will terminate.
In order to select the joint life payment option, the Annuitant’s spouse (or in certain instances a non-natural person acting for the benefit of the Annuitant’s spouse) must be either a joint Owner along with the Annuitant or the sole Beneficiary. Please note:
  After purchasing the Policy, the Annuitant’s spouse for purposes of the Income Advantage Rider cannot be changed to a new spouse or otherwise replaced.
  The Annuitant’s spouse for purposes of the GLWB cannot continue to keep the Policy in force if no longer married to the Annuitant at the time of the Annuitant's death. In that event, the Income Advantage Rider will terminate and no additional withdrawals under the rider will be permitted under the GLWB.
  Upon divorce, if the Income Advantage Rider does not have the optional Additional Death Benefit, and the Annuitant changes as a result of the divorce proceeding, the Income Advantage Rider will continue without interruption. However, upon divorce, if the Income Advantage Rider does have the optional Additional Death Benefit, and the Annuitant changes as a result of the divorce proceeding, the GLWB portion of the Income Advantage Rider will continue without interruption but the Additional Death Benefit portion will be terminated without value.
  Upon receiving due proof of death of the surviving spouse, the Income Advantage Rider terminates, and all benefits thereunder cease.
  In the case of spousal joint Owners (or single spousal Owner who is the sole designated beneficiary) where one spouse is the Annuitant, if the spouse who is not the Annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and the Income Advantage Rider. In the case of spousal joint Owners (or single spousal Owner who is the sole designated beneficiary) where one spouse is the Annuitant, if the spouse who is the Annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and the Income Advantage Rider with no further Additional Death Benefit, if previously elected.
The joint life option is not available for most types of Policies owned by retirement plans or other non-natural persons.
Issue Age restrictions may differ for the single life and joint life payment options.
Lifetime Payments Upon Policy Value Reaching Zero
Once your Policy Value is reduced to zero during the accumulation phase for any reason other than an Excess Withdrawal, if ever, we will then pay the Rider Withdrawal Amount each Rider Year for the remainder of the Annuitant’s life (for single life) or the remainder of both the Annuitant’s and the Annuitant’s spouse’s lives (for joint life).
The accumulation phase ends once our lifetime payment obligations under the GLWB are triggered, if ever. The death benefit will terminate. You will be unable to exercise the annuitization provisions of the Policy.
You may elect the frequency of your payments (e.g., annually, monthly), but the total amount per Rider Year will equal the Rider Withdrawal Amount. Unless otherwise instructed, we will make monthly payments. If you have systematic withdrawal instructions on file with us when your Policy Value is reduced to zero, in the absence of instructions otherwise, we will make payments at the same frequency as your systematic withdrawals.
For the Rider Year during which your Policy Value is reduced to zero for any reason other than an Excess Withdrawal, the payments we make for that Rider Year will be reduced for any portion of the Rider Withdrawal Amount that was withdrawn for that Rider Year.

For example, assume for a given Rider Year after the Income Declaration Date, your Policy Value is $2,000, the Rider Withdrawal Amount for that Rider Year is $20,000, and your remaining Rider Withdrawal Amount is $3,000. Also assume that you withdraw your remaining $2,000 in Policy Value. At this point, your Policy Value would be reduced to zero as a result of withdrawal of the Rider Withdrawal Amount (with $1,000 remaining after the withdrawal). For the remainder of that Rider Year, we would pay you the remaining Rider Withdrawal Amount of $1,000. For each Rider Year thereafter, we would pay the Rider Withdrawal Amount of $20,000 for the life of the Annuitant (and the Annuitant’s spouse, for joint life).
Please note, in the event that the Income Declaration Date has not yet occurred:
  If the Annuitant (and Annuitant’s spouse, for joint life) has attained the Minimum Benefit Age when the Policy Value is reduced to zero for any reason other than an Excess Withdrawal, the Income Declaration Date will be automatically declared on the next Rider Anniversary, and lifetime payments of the Rider Withdrawal Amount will begin at that time.
  If the Annuitant (and Annuitant’s spouse, for joint life) have not attained the Minimum Benefit Age when the Policy Value is reduced to zero for any reason other than an Excess Withdrawal, the Income Declaration Date will be automatically declared on the next Rider Anniversary after the Annuitant (and Annuitant’s Spouse, for joint life) have attained the Minimum Benefit Age, and lifetime payments of the Rider Withdrawal Amount will begin at that time.
Once the payment amount and frequency are established, they cannot be changed.
No amounts in excess of the Rider Withdrawal Amount will paid after our lifetime payment obligations are triggered.
ADDITIONAL DEATH BENEFIT
When making your Income Advantage Rider elections, you may elect the optional Additional Death Benefit, subject to Issue Age restrictions. The Additional Death Benefit makes an additional amount payable as an additional death benefit, provided that certain conditions are satisfied. The additional amount is intended to help alleviate the burden of taxes on the death benefit.
If you elect the Additional Death Benefit, you will be subject to an additional ongoing charge: the Additional Death Benefit Fee. See EXPENSES AND ADJUSTMENTS – FEES FOR THE OPTIONAL ADDITIONAL DEATH BENEFIT for more information.
If the Additional Death Benefit is elected, upon the death of the Annuitant during the accumulation phase, we will pay the additional death benefit. This amount will be in addition to the GMDB rider or Policy Value/Cash Value death benefit, as applicable. The additional amount will equal the Additional Death Benefit Factor multiplied by the “Additional Death Benefit earnings” on the date used to calculate the death proceeds.
For purposes of calculating the additional amount, Additional Death Benefit earnings represent the Policy gains accrued and not previously withdrawn since the Rider Date. When calculating the additional death benefit, Additional Death Benefit earnings will equal (a) minus (b) minus (c) plus (d), where:
  is the Policy Value on the date the death benefit is determined;
  the Policy Value on the Rider Date;
  the sum of all premium payments made after the Rider Date; and
  the sum of all gross withdrawals from the Policy Value after the Rider Date that exceed the Additional Death Benefit earnings on the date of the withdrawal.
In no event will Additional Death Benefit earnings be calculated as lower than zero.
The following table reflects when the Additional Death Benefit, if elected, will become payable:

	Owner and Annuitant are same person	Owner and Annuitant are different people
Owner dies during accumulation phase	Yes: Additional Death Benefit payable	No: Additional Death Benefit not payable
Annuitant dies during accumulation phase	Yes: Additional Death Benefit payable	Yes: Additional Death Benefit payable
Owner or Annuitant dies after accumulation phase ends	No: Additional Death Benefit not payable	No: Additional Death Benefit not payable
After the Additional Death Benefit amount has been paid upon the Annuitant’s Death, if the single life option was selected the Income Advantage Rider will terminate. If the joint life option was selected, the Additional Death Benefit portion of the Income Advantage Rider will be terminated and fees for the Additional Death Benefit will no longer be assessed.
The following example illustrates how the Additional Death Benefit is calculated.
Assumptions:
Policy Value on the date the death benefit is determined = $150,000
Policy Value on the Rider Date = $100,000
Premium payments made after the Rider Date = $25,000
Gross withdrawals after the Rider Date that exceeded Additional Death Benefit earnings = $30,000
Additional Death Benefit Factor = 40%

Additional Death Benefit earnings (Policy Value on the date the death benefit is determined - Policy Value on the Rider Date - premium payments made after the Rider Date + gross withdrawals since the Rider Date that exceeded Additional Death Benefit earnings) ($150,000 - $100,000 - $25,000 + $30,000)	$55,000
Policy’s death benefit (assumed), i.e., before additional death benefit amount	$150,000
Additional death benefit amount (Additional Death Benefit Factor x Additional Death Benefit earnings) (40% x $55,000)	$22,000
Total death benefit paid (Policy death benefit + additional death benefit amount)	$172,000
RIDER RESET
You may choose to exercise a Rider Reset following the sixth (6th) Rider Anniversary and every Rider Anniversary thereafter during the accumulation phase, subject to Issue Age restrictions. Upon exercising a Rider Reset, your existing Income Advantage Rider will be terminated and a new Income Advantage Rider will be immediately added to your Policy. The new Income Advantage Rider will have all the same elections as the old Income Advantage Rider except that certain terms will be reset based on what we are offering at the time of Rider Reset.
The Rate Sheet Supplement in effect at the time we receive your Rider Reset request in good order will specify terms that will be reset for a new Income Advantage Rider, including:
  For the Guaranteed Lifetime Withdrawal Benefit: Minimum Benefit Age, Guaranteed Lifetime Withdrawal Rider Fee Percentage (step-up benefit only), and Withdrawal Percentages.
  For the optional Additional Death Benefit, if applicable: Additional Death Benefit Factor and Additional Death Benefit Fee Percentages.
To elect a Rider Reset, we must receive your Rider Reset request in good order within thirty (30) days following a Rider Anniversary on which you are eligible for a Rider Reset. In order to receive the terms in a Rate Sheet Supplement, we must receive your Rider Reset request in good order while that supplement is in effect. If your Rider Reset request is received in good order after that supplement is no longer in effect, you will receive the terms reflected in the Rate Sheet Supplement in effect at that time. See RATE SHEET SUPPLEMENTS earlier in this section for additional information about Rate Sheet Supplements.

Please note:
  Your Income Advantage Rider elections cannot be changed as part of a Rider Reset.
  Upon exercising a Rider Reset, the terms of the GLWB, the optional step-up benefit (if originally elected), and the Additional Death Benefit (if originally elected) will be reset. You cannot elect to reset one benefit but not the other(s).
  You will not be eligible for a Rider Reset unless all applicable Issue Age restrictions are satisfied.
  A Rider Reset is irrevocable.
  No fees will be deducted upon termination of the existing Income Advantage Rider (no pro-rated Guaranteed Lifetime Withdrawal Rider Fees or Additional Death Benefit fees).
  The Rider Date for your new Income Advantage Rider will be the most recent Rider Anniversary. Your future Rider Years, Rider Anniversaries, and Rider Quarters will be based on the new Rider Date.
There is no guarantee that electing a Rider Reset will be financially advantageous. A Rider Reset could ultimately result in higher fees or lower benefits. You should elect a Rider Reset only if you determine, based on a comparison of terms applicable to your existing benefit(s) and the new benefit(s), that it is better for you to perform a Rider Reset. You should consult with a financial professional prior to exercising a Rider Reset.
The following tables list factors you should consider when deciding whether to exercise a Rider Reset. This table should be read in conjunction with the sections PRINCIPAL RISKS OF INVESTING IN THE POLICY – GUARANTEED LIFETIME WITHDRAWAL BENEFIT RISK and ADDITIONAL DEATH BENEFIT RISK, as well as the information in this INCOME ADVANTAGE RIDER section.

Considerations Related to the GLWB
Withdrawal Base
Your Withdrawal Base will be immediately recalculated under the new Income Advantage Rider. Your initial Withdrawal Base under the new Income Advantage Rider will be your Policy Value as of the reset date.
If your Policy Value is lower than the Withdrawal Base under your existing Income Advantage Rider, a Rider Reset could significantly reduce your guaranteed lifetime withdrawal benefit.

Income Declaration Date
An Income Declaration Date will need to be established under the new Income Advantage Rider, regardless of whether the Rider Reset occurs before or after the Income Declaration Date under the old Income Advantage Rider. The Income Declaration Date under the new Income Advantage Rider cannot be until after the Annuitant (or younger of the Annuitant or Annuitant’s spouse, for joint life) attains the new Minimum Benefit Age. The new Minimum Benefit Age may be higher than the old Minimum Benefit Age.
We will not automatically declare the Income Declaration Date under the new Income Advantage Rider for you. You must select the Income Declaration Date by providing us notice in good order.
If the new Minimum Benefit Age is higher than the old Minimum Benefit Age, a Rider Reset could significantly delay your ability to begin taking withdrawals of the Rider Withdrawal Amount.
If a Rider Reset occurs after the Income Declaration Date under your existing Income Advantage Rider, and you do not or cannot immediately re-declare the Income Declaration Date under the new Income Advantage Rider, you would need to stop taking withdrawals (including one-time or automatic withdrawals) until the new Income Declaration Date in order to avoid Excess Withdrawals.

Withdrawal Percentage
The Withdrawal Percentage under the new Income Advantage Rider will be determined on the Income Declaration Date for the new Income Advantage Rider, and will be based on the possible Withdrawal Percentages included in the new Income Advantage Rider.
If the new Withdrawal Percentages are lower than the old Withdrawal Percentages, a Rider Reset could significantly reduce your guaranteed lifetime withdrawal benefit.

Rider Withdrawal Amount
Your initial Rider Withdrawal Amount under the new Income Advantage Rider will be calculated on the Income Declaration Date for the new Income Advantage Rider.
A lower Rider Withdrawal Amount will result in a lower amount that may be withdrawn each Rider Year without causing an Excess Withdrawal. This may significantly reduce the likelihood of your Policy Value being reduced to zero for any reason other than an Excess Withdrawal.

Guaranteed Lifetime Withdrawal Rider Fees (Optional Step-Up Benefit Only)
Your Guaranteed Lifetime Withdrawal Rider Fees will be calculated based on the Guaranteed Lifetime Withdrawal Rider Fee Percentage under the new Income Advantage Rider.
A higher Guaranteed Lifetime Withdrawal Rider Fee Percentage could significantly increase the dollar amount of your Guaranteed Lifetime Withdrawal Rider Fees.
After a Rider Reset, no Guaranteed Lifetime Withdrawal Rider Fees under the old Income Advantage Rider will be returned under any circumstances.

Considerations Related to the Additional Death Benefit
Additional Death Benefit Fee Percentages
Your Additional Death Benefit Fees will be calculated based on the Additional Death Benefit Fee Percentages under the new Income Advantage Rider.
A higher Additional Death Benefit Fee Percentage could significantly increase the dollar amount of your Additional Death Benefit Fees.

Additional Death Benefit Factor
The additional death benefit will be calculated based on the Additional Death Benefit Factor under the new Income Advantage Rider.
A lower Additional Death Benefit Factor could significantly reduce your additional death benefit, as it will result in a lower percentage of Additional Death Benefit earnings becoming payable (if ever).

Additional Death Benefit Earnings
For purposes of calculating the additional death benefit, Additional Death Benefit earnings represent the Policy’s investment gains accrued and not previously withdrawn since the Rider Date. After a Rider Reset, Additional Death Benefit earnings will be based on investment gains accrued and withdrawals since the new Rider Date, not the old Rider Date. All investment gains prior to the new Rider Date will not be treated as investment gains under the new Income Advantage Rider.
If your Policy has accrued investment gains, a Rider Reset may significantly reduce the additional death benefit.

TERMINATION
The Income Advantage Rider (including the GLWB, the optional step-up benefit (if elected), and the Additional Death Benefit (if elected) will terminate upon the earliest of the following:
  The date the Policy to which this rider is attached terminates;
  Prior to the Policy Value reaching zero, the date on which we receive in good order required information to process a death claim upon the Annuitant’s death (or if the joint life option is elected, the later of the Annuitant’s or Annuitant’s spouse’s death);
  On or after the Policy Value equals zero, upon the Annuitant’s death (or if the joint life option is elected, the later of the Annuitant’s or Annuitant’s spouse’s death);
  The Annuity Commencement Date;
  Please note: If you have reached the latest Annuity Commencement Date, we will allow you to elect to receive lifetime annuity payments which are at least equal to your Rider Withdrawal Amount. Please contact us for more information concerning your options. In the event that the Rider Date is not the same as the Annuity Commencement Date, an adjustment will be made for any unused Rider Withdrawal Amount for the remainder of the current year. See ANNUITY PAYMENTS (THE INCOME PHASE) for additional information.
  The date an Excess Withdrawal reduces the Policy Value to zero;
  The date you elect a Rider Reset (in which case a new Income Advantage Rider will be added to your Policy);
  In the event of divorce, if the single life payment option has been elected, the date the Annuitant changes.

If you Surrender the Policy, your Policy and all of its benefits will terminate, including the Income Advantage Rider. However, in the event that the full withdrawal of your cash value does not result in an Excess Withdrawal under the GLWB, we will then pay the Rider Withdrawal Amount each Rider Year pursuant to your payment elections.
After termination of the Income Advantage Rider, no fees for the optional step-up benefit or the optional Additional Death Benefit will be assessed.
DEATH BENEFIT
The Policy includes a death benefit that will become payable to the named beneficiary or beneficiaries under certain circumstances as described in this section. The death benefit may become payable only during the accumulation phase of the Policy.
In addition to the death benefit payable upon death of the Annuitant during the accumulation phase as described in this section, an additional amount will be payable under the optional Additional Death Benefit, if elected. See INCOME ADVANTAGE RIDER – ADDITIONAL DEATH BENEFIT for more information.
GENERAL
The Policy has either (a) a guaranteed minimum death benefit under the GMDB rider or (b) a Policy Value / cash value death benefit. If your Policy does not include the GMDB rider, the Policy Value / cash value death benefit will apply to your Policy. Once your Policy is issued, your death benefit cannot be changed.
The GMDB rider may be added to your Policy at the time of purchase, provided that the Annuitant is younger than age 81 as of the date that the Policy application is signed.
The following summarizes the death benefit that may be payable under the Policy:
● Guaranteed Minimum Death Benefit (GMDB Rider). The GMDB rider provides for a guaranteed minimum death benefit. The guaranteed minimum death benefit under the GMDB rider is payable only upon the death of the Annuitant during the accumulation phase. This means:
o    If the Annuitant and the Owner under the Policy are the same person, then upon the death of such person during the accumulation phase, the death benefit will be the greater of the guaranteed minimum death benefit and the Policy Value.
o    If the Annuitant and Owner under the Policy are not the same person:
● Upon the death of the Annuitant during the accumulation phase, the death benefit will equal the greater of the guaranteed minimum death benefit and the Policy Value.
● If the Owner pre-deceases the Annuitant during the accumulation phase, the death benefit will equal the Policy’s cash value (i.e., the Policy Value less any applicable surrender charges). The guaranteed minimum death benefit would not be payable.
● Policy Value / Cash Value Death Benefit. If the Policy Value / cash value death benefit applies to your Policy, the amount payable differs depending on whether the Annuitant and Owner under the Policy are the same person.
o    If the Annuitant and the Owner are the same person, then upon the death of such person during the accumulation phase, the death benefit will equal the Policy Value (i.e., the total value of your investment in the Accounts, with no deduction for any surrender charges).
o    If the Annuitant and the Owner are not the same person, the amount payable under the death benefit will depend on whether the deceased is the Annuitant or the Owner. Upon the death of the Annuitant, the death benefit will equal the Policy Value. Upon the death of the Owner, the death benefit will equal the Policy’s cash value (i.e., the Policy Value less any applicable surrender charges).

The following table reflects the death benefit that may be payable under the Policy as described above.
	GMDB Rider Death Benefit – Owner & Annuitant are Same Person	GMDB Rider Death Benefit – Owner & Annuitant are Different People	Policy Value / Cash Value Death Benefit – Owner & Annuitant are Same Person	Policy Value / Cash Value Death Benefit – Owner & Annuitant are Different People
Owner Dies During Accumulation Phase	Greater of Policy Value and guaranteed minimum death benefit	Cash Value (no guaranteed minimum death benefit)	Policy Value	Cash Value
Annuitant Dies During Accumulation Phase	Greater of Policy Value and guaranteed minimum death benefit	Greater of Policy Value and guaranteed minimum death benefit	Policy Value	Policy Value
Upon death during the accumulation phase of an Owner who is not also the Annuitant, there is only one possible death benefit amount: the Policy’s cash value. If the GMDB rider is in effect, the rider’s guaranteed minimum death benefit would not apply. In such circumstances, if your GMDB rider was subject to an additional fee, you would have paid an additional fee for an optional feature that provided no financial benefit.
The GMDB rider is designed to provide a minimum death benefit, not necessarily an enhanced death benefit. If the GMDB rider is in effect, and the Policy Value is greater than the guaranteed minimum death benefit at the time that the death benefit becomes payable, the death benefit will be the Policy Value. In such circumstances, if your GMDB rider was subject to an additional fee, you would have paid an additional fee for an optional feature that provided no financial benefit.
In all cases, if the death benefit amount is lower than the minimum we are required to pay under applicable law, we will pay the greater amount required by applicable law.
See below THE DEATH BENEFIT AMOUNT for more information about how the death benefit is calculated, and GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER for more information about the GMDB rider, including how the rider’s guaranteed minimum death benefit is calculated. See also FEE TABLE and EXPENSES AND ADJUSTMENTS – GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER FEE earlier in this prospectus for information about the additional fee that may be associated with the GMDB rider.
All death benefit guarantees are subject to our financial strength and claims-paying ability.
State variations may apply to the death benefit under your Policy. See APPENDIX D - STATE VARIATIONS.
No death benefit will be payable on or after the Annuity Commencement Date. Please note that the Annuity Commencement Date is the date that the Policy enters the income phase. The Annuity Commencement Date will never be later than the Policy Anniversary on or following the Annuitant’s 99th birthday (or earlier if required by state law). In the event of a death on or after the Annuity Commencement Date, the amount payable will depend on the fixed income option selected for the income phase.
We will determine the amount of (if any) and process the death benefit proceeds payable on a Policy, upon receipt at our Administrative Office of satisfactory proof of death, written directions regarding how to process the death benefit, and any other documents, forms, and information that we need (collectively referred to as “due proof of death”). For Policies with multiple beneficiaries, we will process the death benefit when the first beneficiary provides us with due proof of their share of the death benefit. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk of the Policy until they submit due proof of death. The death benefit proceeds remain invested in accordance with the allocations made by the Owner, and otherwise in accordance with the terms of the Policy and as described in this prospectus, until the beneficiary has provided us with due proof of death and all death benefit proceeds have been paid. Due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See OTHER INFORMATION – Sending Forms and Transaction Requests in Good Order.
Please note, we may be required to remit the death benefit proceeds to a state prior to receiving due proof of death. See OTHER INFORMATION – Abandoned or Unclaimed Property. We reserve the right to independently verify the status of any life relevant to the Policy, including verifying when or if an Owner or the Annuitant has died.
Payment of death benefit proceeds will generally occur within seven days from the date we receive due proof of death. See OTHER INFORMATION – Timing of Payments for information about when payments may be deferred.

BENEFICIARIES
You may designate a beneficiary or beneficiaries to receive amounts payable upon your death. The beneficiary designation will remain in effect until changed. You may change the designated beneficiary by sending us Written Notice. The beneficiary designation (or beneficiary change) will take effect upon the date you sign it. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated, or law requires consent. If an irrevocable beneficiary dies, the Owner may then designate a new beneficiary. We will not be liable for any payment made before the Written Notice is received at our Administrative Office.
If there is more than one beneficiary at any level (primary or contingent), and you failed to specify their interest, they will share equally.
GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER
The GMDB rider may be added to your Policy at the time of purchase, provided that the Annuitant is younger than age 81 as of the date that the Policy application is signed.
The GMDB rider may be a standard or optional benefit depending on the Annuitant’s age as of the date that the Policy application is signed. If the Annuitant is younger than age 71, the GMDB rider is a standard benefit that is automatically added to your Policy for no additional charge. If the Annuitant is age 71 to 80, the GMDB rider is an optional benefit, which if elected, is subject to an additional charge.
See EXPENSES AND ADJUSTMENTS – GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER FEE. After the Policy is issued, you cannot elect this rider (in certain circumstances, you can re-elect the rider after the Policy is issued, after termination of the rider, following the death of the Owner or Annuitant).
This benefit is not available if the Annuitant is age 81 or older on the date you sign the application. The rider may vary for certain Policies and may not be available for all Policies, in all states, at all times or through all financial intermediaries. See APPENDIX D - STATE VARIATIONS. Once you elect a death benefit and your Policy is issued, your death benefit cannot be changed, and you will not be impacted if we decide to stop offering the rider.
The GMDB rider, if in effect, provides for a guaranteed minimum death benefit upon the death of the Annuitant during the accumulation phase. The guaranteed minimum death benefit will equal 100% of the Policy Value as of the rider effective date. Thereafter, over the life of the rider, the guaranteed minimum death benefit will increase dollar for dollar for subsequent premium payments and will be reduced by any adjusted withdrawals (as described further below).
Upon the death during the accumulation phase of the Annuitant, if the GMDB rider is in effect, the death benefit will equal either (a) the guaranteed minimum death benefit under the rider or (b) the Policy Value, whichever is greater. Because the GMDB rider includes a guaranteed minimum death benefit that could be greater than Policy Value, the GMDB rider may increase the amount payable compared to the Policy Value / cash value death benefit. However, if the Policy Value is greater than the guaranteed minimum death benefit at the time that the death benefit becomes payable, the death benefit under the GMDB rider will be the Policy Value, same as the Policy Value / cash value death benefit. In such circumstances, if your GMDB rider was subject to an additional fee, you would have paid an additional fee for an optional feature that provided no financial benefit.
When you take any type of withdrawal (including an automatic withdrawal, minimum required distribution, surrender charge- free withdrawal, withdrawal under the GLWB, or any other withdrawal), your guaranteed minimum death benefit will be reduced by an amount called the “adjusted withdrawal.”
The adjusted withdrawal may be more than the dollar amount of your withdrawal request. This will be the case if the guaranteed minimum death benefit exceeds the Policy Value at the time of withdrawal. If you have a qualified Policy, minimum required distributions rules may require you to request a withdrawal.

The formula used to calculate the adjusted withdrawal amount is AW = DP x (GW/PV) where:
AW = Adjusted withdrawal
DP = Greater of PV or GMDB
GW = Gross withdrawal
PV = Policy Value prior to the withdrawal
GMDB = Guaranteed minimum death benefit prior to the withdrawal
We have included a detailed explanation of this adjustment with examples in APPENDIX B – REDUCTION TO GUARANTEED MINIMUM DEATH BENEFIT FOR WITHDRAWALS UNDER GMDB RIDER.
The GMDB rider (and any GMDB rider fee) will terminate upon the earliest of:
  The Annuity Commencement Date;
  Upon the death of the Annuitant;
  Upon the death of the Owner;
  Surrender of the Policy; or
  Other termination of the Policy.
Under limited circumstances, the GMDB rider may be re-elected after termination of the rider, following the death of the Owner or Annuitant. See BENEFICIARY CONTINUATION – Re-Election of GMDB Rider Upon Continuation.
You cannot choose to terminate the GMDB rider unless you Surrender the Policy.
THE DEATH BENEFIT AMOUNT
Death of Person who is both the Annuitant and an Owner Before the Annuity Commencement Date
The death benefit becomes payable if:
  You are both the Annuitant and the Owner (or joint Owner) of the Policy; and
  You die before the Annuity Commencement Date.
Under these circumstances, the death benefit will equal the greatest of:
  Policy Value. The Policy Value (which will already reflect any applicable fluctuations of the Interim Value) on the date we receive due proof of death and an election of method of settlement.
  or
  Guaranteed Minimum Death Benefit. If the Guaranteed Minimum Death Benefit (GMDB) rider is in effect, the guaranteed minimum death benefit on the date of death (plus any additional premium payments received, less any gross withdrawals, after the date of death to the date of payment of death proceeds on a dollar-for-dollar basis). See GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER above for information about how the guaranteed minimum death benefit is calculated.
In all cases, if the death benefit is lower than the Minimum Required Cash Value, the death benefit will be the Minimum Required Cash Value.
If an Owner is not also the Annuitant, in the event of simultaneous deaths of the Owner and the Annuitant, the death proceeds equal the amount described in this subsection.

Death of Person who is an Owner but not the Annuitant
The death benefit becomes payable if:
  You are the Owner (or joint Owner) of the Policy but not also the Annuitant; and
  You die before the Annuity Commencement Date.
Under these circumstances, the death benefit will equal the Policy’s cash value.
For purposes of this section, if the Owner is not an individual, then the death of the Annuitant will be treated as the death of the Owner who is also the Annuitant, as described under “Death of Person who is both the Annuitant and an Owner” above.
Death of Annuitant Who is Not an Owner Before the Annuity Commencement Date
If the Annuitant dies before the Annuity Commencement Date, the Annuitant is not the Owner, and the Owner is a natural person:
  The Owner shall become the Annuitant or, in the case of joint Owners where neither is the deceased Annuitant, the younger Owner shall become the Annuitant; and
  The Policy Value will be adjusted to equal the greatest of:
  The Policy Value on the date we receive due proof of death and an election of method of settlement; or
  If the Guaranteed Minimum Death Benefit (GMDB) rider is in effect, the guaranteed minimum death benefit on the date of death (plus any additional premium payments received, less any gross withdrawals, after the date of death on a dollar-for-dollar basis). See GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER above for information about how the guaranteed minimum death benefit is calculated.
In addition to the applicable amount above, we will increase the adjustment by any additional amount necessary to satisfy Minimum Required Cash Value requirements.
This is a one-time only Policy Value adjustment applied at the time the Owner becomes the Annuitant.
If the GMDB rider is in effect, the rider will terminate at the time of due proof of death. The GMDB rider may be re-elected by the Owner within 30 days of our receipt of due proof of death provided that the rider’s age eligibility requirements are satisfied, and we are still offering the rider. The GMDB rider fee percentages in effect at the time we receive your re-election request in good order would apply upon re-election. See EXPENSES AND ADJUSTMENTS – GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER FEE. If the GMDB rider may be re-elected under an eligible Policy for no additional charge, the rider will be automatically re-elected. Otherwise, the re-election under an eligible Policy will be optional.
If the GMDB rider is re-elected, the Policy Value used to determine the initial guaranteed minimum death benefit under the re-elected rider will be the Policy Value at time of re-election. If re-elected at time of continuation, this would be the Policy Value immediately following the one-time adjustment described above.
At the time of the one-time adjustment described above, the Policy Value invested in any Allocation Account will remain invested in that Allocation Account in accordance with the general terms of the Policy as described in this prospectus. Any Policy Value added to the Policy as a result of the adjustment will be held in the Fixed Holding Account pending our receipt of new allocation instructions. If we receive allocation instructions within 30 days of continuation, this portion of the Policy Value will be allocated in accordance with those instructions on the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first, and the Crediting Period(s) will begin on that day. If we do not receive allocation instructions within 30 days of continuation, this portion of the Policy Value will be automatically allocated to the Default Option.
After the adjustment, the Policy’s death benefit may then become payable at a later date prior to the Annuity Commencement Date as set forth under Death of Owner Before the Annuity Commencement Date above.
Interim Value
If the Policy is invested in an Index Account Option, and the Policy Value or cash value death benefit becomes payable before the end of the Crediting Period, the amount payable from that Index Account Option will be calculated based on the Interim Value of that Index Account Option. Interim Values are not calculated based on Index performance, and an Index Account Option’s limit on Index gains and losses for the end of the Crediting Period does not apply to the calculation of Interim Value. As such, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Crediting Period. This means that there could be significantly less money available under your Policy for the death benefit.

Distribution Rules
When a death benefit becomes payable upon the death of an Owner, the death benefit will be paid in accordance with the following rules:
  If an individual Owner is alive at the time of the decedent’s death, payment will be made to that surviving Owner; otherwise
  If a primary beneficiary is alive at the time of the decedent’s death, payment will be made to the primary beneficiary; otherwise
  If a primary beneficiary dies before the decedent and there are additional living primary beneficiaries, the deceased primary beneficiary’s interest will be shared proportionately with all living primary beneficiaries; otherwise
  If all primary beneficiaries die before the decedent’s death, payment will be made to the living contingent beneficiary(ies), if any; otherwise
  If a contingent beneficiary dies before the decedent and there are additional living contingent beneficiaries, the deceased contingent beneficiary’s interest will be shared proportionately with all living contingent beneficiaries; otherwise
  In the event no primary or contingent beneficiaries have been named and/or all have died before the decedent, payment will be made to the decedent’s estate.
If a primary or contingent beneficiary dies after the decedent’s death, but prior to death proceeds being payable to the beneficiary, payment will be made to the beneficiary’s estate.
Please note, in accordance with the rules above, if there is a surviving Owner when a death benefit becomes payable, the surviving Owner will receive the death benefit (i.e., the surviving Owner takes the place of any beneficiary designation).
The person receiving the death benefit may choose to receive the death benefit as a lump sum, as annuity payments, or as otherwise permitted by the Company in accordance with applicable law. The beneficiary may be able to continue the Policy in his or her own name if the beneficiary is the Owner’s surviving spouse, as described below. Distribution requirements may apply upon the death of any Owner. See TAX INFORMATION for a more detailed discussion of the distribution requirements that apply under the Policy in accordance with the Internal Revenue Code.
DEATH AFTER THE ANNUITY COMMENCEMENT DATE
The amount payable, if any, on or after the Annuity Commencement Date depends on the fixed income option selected. However, in all cases if an Owner dies on or after the Annuity Commencement Date, any remaining interest in the Policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner’s death. In addition, please carefully note the following:
IF:
  You are not the Annuitant; and
  You die on or after the Annuity Commencement Date; and
  The entire guaranteed amount in the Policy has not been paid;
THEN:
  The remaining portion of such guaranteed amount in the Policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of your death.
IF:
  You are the Owner and Annuitant; and
  You die after the Annuity Commencement Date; and
  The fixed income option you selected did not have or no longer has a guaranteed period;
THEN:
  No additional payments will be made.

BENEFICIARY CONTINUATION
Spousal Continuation
Spousal continuation provisions may be exercised upon the death of the Owner/Annuitant (when the same person) or death of the Owner (when the Owner and Annuitant are not the same person) during the accumulation phase. In such circumstances, the spousal beneficiary may elect to continue the Policy in his or her own name as the new Owner and Annuitant. The Policy Value will be adjusted to an amount equal to the death benefit amount payable to the spousal beneficiary determined upon such election and receipt of due proof of death. The terms and conditions of the Policy that applied prior to the decedent’s death will continue to apply, with certain exceptions described in the Policy. For purposes of the death benefit on the continued Policy, the death benefit is calculated in the same manner as it was prior to continuation on the date the spouse continues the Policy. However, see Re-Election of GMDB Rider Upon Continuation below.
 See TAX INFORMATION – Same Sex Relationships for more information concerning spousal continuation involving same sex spouses.
For these purposes, if the sole primary beneficiary of the Policy is a revocable grantor trust, and the spouse of the decedent is the sole grantor, trustee, and beneficiary of the trust, and the trust is using the spouse of the decedent’s social security number at the time of claim, she or he shall be treated as the decedent’s spouse. In those circumstances, the decedent spouse will be treated as the beneficiary of the Policy for purposes of applying the spousal continuation provisions of the Policy.
For these purposes, if the Owner is an individual retirement account within the meaning of IRC sections 408 or 408A and if the Annuitant’s spouse is the sole primary beneficiary of the Annuitant’s interest in such account, the Annuitant’s spouse will be treated as the beneficiary of the Policy for purposes of applying the spousal continuation provisions of the Policy.
If the Policy is continued, all current surrender charges at the time of continuation will be waived. Any premium payments received after the time of continuation will be subject to any applicable surrender charges.
Non-Spouse Beneficiary Continuation
Non-spouse beneficiary continuation provisions may be exercised upon the death of the Annuitant when the Owner and Annuitant are the same person. For a beneficiary who elects to receive the death benefit in a form other than a lump sum (for example, a 5-year delay or a non-qualified stretch), the Policy Value will be adjusted to equal the death benefit payable to that beneficiary determined upon such election and receipt of due proof of death. See TAX INFORMATION for a more detailed discussion of the distribution options and requirements that apply under the Policy in accordance with the Internal Revenue Code.
The terms and conditions of the Policy that applied prior to the Owner’s death will continue to apply, with certain exceptions described in the Policy. For purposes of the death benefit on the continued Policy, the death benefit is calculated in the same manner as it was prior to continuation on the date the beneficiary continues the Policy. However, see Re-Election of GMDB Rider Upon Continuation below.
Current surrender charges will be waived. However, any premium payments received after the beneficiary elects their form of distribution (for example a 5-year delay or non-qualified stretch) will be subject to any applicable surrender charges.
Investments in Allocation Accounts Upon Continuation
At the time that the Policy is continued, the Policy Value invested in any Allocation Account will remain invested in that Allocation Account in accordance with the general terms of the Policy as described in this prospectus. Any death benefit in excess of the Policy Value will be held in the Fixed Holding Account pending our receipt of new allocation instructions. If we receive allocation instructions within 30 days of continuation, this portion of the Policy Value will be allocated in accordance with those instructions on the next upcoming 1st, 8th, 15th, or 22nd calendar day of any month, whichever occurs first, and the Crediting Period(s) will begin on that day. If we do not receive allocation instructions within 30 days of continuation, this portion of the Policy Value will be automatically allocated to the Default Option.

If a Crediting Period for an Allocation Account ends while the death claim is pending, Policy Value invested in that Allocation Account will be automatically reinvested in the same Allocation Account based on the applicable rates for the new Crediting Period, provided that the same Allocation Account is available for investment. If the same Allocation Account is not available for investment, the Policy Value will be automatically transferred to the Fixed Holding Account until the death claim can be processed. Once the death claim is processed, we must receive new allocation instructions for that Policy Value within 30 days of continuation or it will be automatically allocated to the Default Option, as described above.
Re-Election of GMDB Rider Upon Continuation
If a Policy has a GMDB rider when the death benefit becomes payable or a one-time adjustment to the Policy Value as described in this section occurs, the rider will terminate upon our receipt of due proof of death of the decedent.
When the Policy is continued by a surviving spouse upon payment of a death benefit, the surviving spouse may re-elect the GMDB rider under the Policy, if the rider is available at that time. The initial guaranteed minimum death benefit under the re-elected rider will be the Policy Value at time of re-election. If re-elected at time of continuation, this would be the Policy Value immediately following the one-time adjustment described above. A non-spouse beneficiary who continues the Policy upon payment of the death benefit cannot re-elect the GMDB rider.
Upon the death of an Annuitant who is not an Owner, the surviving Owner may re-elect the GMDB rider under the Policy following the one-time adjustment to Policy Value, if the rider is available at that time. The initial guaranteed minimum death benefit under the re-elected rider will be the Policy Value at time of re-election. If re-elected at time of continuation, this would be the Policy Value immediately following the one-time adjustment described above.
Re-election is available only if the Annuitant has not reached the age of 81 at the time of the re-election.
If you re-elect the optional GMDB rider, you will be subject to an additional fee. The fee (if any) depends on the Annuitant’s age at the time your re-election request is received in good order. See EXPENSES AND ADJUSTMENTS – GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER FEE. If the GMDB rider can be re-elected under an eligible Policy for no additional charge, the rider will be automatically re-elected. Otherwise, re-election under an eligible Policy will be optional.
ANNUITY PAYMENTS (THE INCOME PHASE)
Upon the Annuity Commencement Date, your annuity switches from the accumulation phase to the income phase. You may use the Policy Value, or the Minimum Required Cash Value, if greater, on the Annuity Commencement Date to purchase one or more fixed income options. The annuity payments will be made to the Payee(s).
You can generally change the Annuity Commencement Date by giving us 30 days’ Written Notice. Unless required by state law this date cannot be earlier than the third Policy Anniversary. The latest Annuity Commencement Date generally cannot be later than the Policy Anniversary on or following the Annuitant’s 99th birthday (or earlier if required by state law).
Before the Annuity Commencement Date, if the Annuitant is alive, you may choose a fixed income option or change your election. Once proceeds become payable and a fixed income option has been selected, we will issue a supplementary contract to reflect the terms of the selected option. The contract will name the Payee(s) and will describe the payment schedule.
Your Policy may not be “partially” annuitized. For example, you may not apply a portion of your Policy Value to a fixed income option while keeping the remainder of your Policy Value in the accumulation phase.
Risk of Annuitizing Prior to the End of a Crediting Period
The Policy allows annuitization at times that may not correspond to the end of a Crediting Period. If the Policy is annuitized before the end of a Crediting Period for an Index Account Option, the amount from that Index Account Option being annuitized will be calculated based on an Interim Value. An Interim Value could reflect significantly less gain or more loss than would be applied at the end of the Crediting Period. As such, there could be significantly less money available to you for annuitization, potentially reducing the value of your income stream during the income phase.
If your Policy is annuitized when you have multiple ongoing Crediting Periods for Index Account Options that end at different times, the amount annuitized will be based on an Interim Value for some or all of your Index Account Options. As such, for as long as you have multiple ongoing Crediting Periods for Index Account Options, there may be no date that you can select for annuitizing that will not result in the application of at least one Interim Value.

Termination of Guaranteed Lifetime Withdrawal Benefit
If the Policy is annuitized, all benefits from the accumulation phase terminate, including the GLWB. You do not get to keep any remaining Policy Value on the Annuity Commencement Date, as your remaining Policy Value will be applied to a fixed income option upon annuitization.
If you elect to annuitize prior to the latest Annuity Commencement Date, there will be no fixed income option that allows you to continue the income stream provided by the GLWB. The income stream during the income phase will differ based on the fixed income option you select. Generally, you should not elect to annuitize the Policy before the latest Annuity Commencement Date unless the annual amount of your annuity payments would be greater than your annual Rider Withdrawal Amount.
If the Policy reaches the latest Annuity Commencement Date, your Policy will automatically enter the income phase. Your Income Advantage Rider will be terminated; however, in that situation, you may choose to continue the income stream provided by the GLWB by applying your remaining Policy Value to a fixed income option that provides for annual payments at least equal to your Rider Withdrawal Amount until the death of the Annuitant (single life) or later of the Annuitant and Annuitant’s spouse (joint life). If you do not make a selection, the fixed income option “Life with 10 Years Certain” will be selected for you unless we agree to another method of payment.
Before annuitizing or selecting a fixed income option, you should consult with a financial professional and contact us for a comparison of the different payout options based on your Policy.
Fixed Income Options
The Policy provides several fixed income options that are described below. Each fixed income option provides for fixed annuity payments, meaning that the amount of each payment will be set on the Annuity Commencement Date and will not change.
The amount payable under a fixed income option is determined based on the amount applied to a fixed income option and the minimum guaranteed interest rate tables and mortality tables included in your Policy. Payments at the time of their commencement will not be less than those that would be provided by the application of the Policy proceeds to purchase a single premium immediate annuity policy at purchase rates offered by the Company at the time to the same class of Annuitants.
You must decide if you want your annuity payments to be guaranteed for the Annuitant’s lifetime, a period certain, or a combination thereof. Generally, annuity payments will be lower if you combine a period certain or guaranteed amount with a lifetime guarantee (e.g., Life with 10 Years Period Certain, or Guaranteed Return of Policy Proceeds). Likewise, annuity payments will also generally be lower the longer the period certain (because you are guaranteed payments for a longer time).
Payments will be made at 1-, 3-, 6-, or 12-month intervals. We reserve the right to avoid making payments of less than $20.00. Certain income options may not be available or may be limited for qualified plans and qualified policies in order to ensure compliance with the Internal Revenue Code. If the proceeds are less than $2,000, we reserve the right to pay them out as a lump sum instead of applying them to a fixed income option. We may require proof of age before making annuity payments.
A charge for premium taxes may be made when annuity payments begin.
The fixed income options currently available are explained below. You may choose any combination of these fixed income options. Certain fixed income options may not be available or may be limited for qualified plans and qualified policies in order to ensure compliance with the Internal Revenue Code.
Income for a Specified Period. We will make level annuity payments only for a fixed period that you choose. Payments must not be for less than 120 months and should not exceed the Annuitant’s life expectancy. In the event of the death of the person receiving payments prior to the end of the fixed period elected, payments will be continued to that person’s beneficiary. No funds will remain at the end of the period.
If your Policy is a qualified Policy, this annuity payment option may not satisfy minimum required distribution rules. Consult a financial professional before electing this option.
Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. Payments must not be for less than 120 months and should not exceed the Annuitant’s life expectancy. This will be a series of level annuity payments followed by a smaller final annuity payment. In the event of the death of the person receiving payments prior to the time Policy proceeds with interest are exhausted, payments will be continued to that person’s beneficiary.
If your Policy is a qualified Policy, this annuity payment option may not satisfy minimum required distribution rules. Consult a financial professional before electing this option.

Life Income. You may choose between:
  Life Only – Payments will be made only during the Annuitant’s lifetime. The last annuity payment will be the payment immediately before the Annuitant’s death. If you choose this option and the Annuitant dies before the due date of the first annuity payment, no payments will be made.
This option is not available if the Annuitant has an adjusted age greater than 85 as of the Annuity Commencement Date.
  Life with 10 Years Period Certain – Payments will be made for the longer of the Annuitant’s lifetime or ten years.
  Guaranteed Return of Policy Proceeds – Payments will be made for the longer of the Annuitant’s lifetime or until the total dollar amount of payments made to you equals the amount applied to this option.
Joint and Survivor Annuity. You may choose:
  Life Only – Payments are made during the joint lifetime of the Annuitant and a joint Annuitant of your selection. Annuity payments will be made as long as either person is living. If you choose this option and both joint Annuitants die before the due date of the first annuity payment, no payments will be made.
This option is not available if an Annuitant has an adjusted age greater than 85 as of the Annuity Commencement Date.
  Life with 10 Years Period Certain – Payments will be made for the longer of the lifetime of the Annuitant and joint Annuitant or ten years.
Other fixed income options may be arranged by agreement with us. Some fixed income options may not be available for all Policies or all ages, or we may limit certain fixed income options to ensure they comply with the applicable tax law provisions.
NOTE CAREFULLY IF:
  You choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and
  The Annuitant dies (or both joint Annuitants die) before the due date of the second (third, fourth, etc.) annuity;
THEN:
  We may make only one (two, three, etc.) annuity payments.
IF:
  You choose Income for a Specified Period, Life Income – Life with 10 Years Certain, Life Income – Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and
  The person receiving annuity payments dies prior to the end of the guaranteed period;
THEN:
  The remaining guaranteed annuity payments will be continued to a new Payee, or their present value may be paid in a single sum.
We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the Payee’s address of record. The person receiving annuity payments is responsible for keeping us informed of his/her current address.
You must annuitize your Policy no later than the latest Annuity Commencement Date. If you do not elect a fixed income option by the latest Annuity Commencement Date, the default fixed income option will be Life with 10 Years Certain unless we agree to another method of payment.
All benefits (including the GLWB and guaranteed minimum death benefits) terminate upon annuitization. The only benefits that remain include the guarantees provided under the terms of the applicable fixed income option.

TAX INFORMATION
NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not exhaustive, does not purport to cover all situations, and is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflect our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service (“IRS”). The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Policy. You should consult your own financial professional about your own circumstances. The Company makes no guarantee regarding any tax treatment — federal, state, or local — of any Policy or of any transaction involving a Policy.
Introduction
Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the Owner must generally include in income any increase in the Policy Value over the investment in the policy during each taxable year.
There are different rules as to how you will be taxed depending on how you take the money out and the type of Policy- qualified or nonqualified.
If you purchase the Policy as an individual retirement annuity under section 408(b) of the Code (or as a part of an traditional individual retirement account or Roth individual retirement account under sections 408(a) and 408A of the Code) (“IRA”) or as a part of a 403(b) plan, 457 plan, a pension plan, a profit-sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, Your Policy is referred to as a qualified Policy. There is no additional tax deferral benefit derived from placing qualified funds into a deferred annuity. Features other than tax deferral should be considered in the purchase of a qualified Policy. There are limits on the amount of contributions you can make annually to a qualified Policy and your ability to assign the Policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a Policy’s provisions, the plan’s provisions will control.
If you purchase the Policy other than as part of any arrangement described in the preceding paragraph, the Policy is referred to as a nonqualified Policy.
You will generally not be taxed on increases in the value of your Policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the Policy. You may also be subject to current taxation if you make a gift of a nonqualified Policy without valuable consideration. All amounts received from the Policy that are includible in income are taxed at ordinary income rates; no amounts received from the Policy are taxable at the lower rates applicable to capital gains.
The IRS has not reviewed the Policy for qualification as a qualified annuity or IRA or otherwise and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the Policy, if any, comport with qualified annuity or IRA qualification requirements.

Tax Status of a Nonqualified Policy
Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of Policy proceeds upon the death of any Owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any Owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such Owner’s death. If any Owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such Owner’s date of death or (2) to (or for the benefit of) a designated beneficiary, over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary) and such distributions must begin no later than 1 year after the date of the Owner’s death (also known as a “stretch” payout). The designated beneficiary must be an individual. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulations § 1.401(a)(9)-9, A-1. However, if upon such Owner’s death the Owner’s surviving spouse is the designated beneficiary of the policy, then the policy may be continued with the surviving spouse as the new Owner. If any Owner is a non-natural person, then for purposes of these distribution requirements, the primary Annuitant shall be treated as an Owner and any death or change of such primary Annuitant shall be treated as the death of an Owner.
The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
Recharacterization. In some circumstances, the IRS and courts have recharacterized variable annuity policies by treating the policyholder, for federal income tax purposes, as owning the separate account assets on which the policy is based. The IRS guidance in this area has focused on whether the policyholder has excessive control over the separate account assets. Such control may exist if the policyholder can allocate amounts under the policy to purchase specific assets within the separate account that also are available outside of the policy. In addition, the IRS and courts considered whether the variable annuity holder’s position is substantially identical to what it would have been if the holder had purchased the separate account assets directly, rather than having purchased a variable annuity policy. Similar federal income tax principles also can operate to recharacterize an arrangement for income tax purposes in certain circumstances, such as if the substance of the arrangement differs from its form. If the authorities on policyholder control or similar tax principles apply, the tax-deferred status of the policy may be adversely affected. For example, the owner of the policy could be taxed annually on the income and gains attributable to the assets that determine the policy values and benefits.
We do not believe that these authorities or tax principles should apply to this Policy. Although we hold certain amounts attributable to the Policy in our Separate Account, you do not share in the investment performance of any assets in the Separate Account. Rather, our obligations under the Policy are independent of the investment performance of the Separate Account. In addition, allocations under the Policy to the Index Account Options are distinguishable from a direct investment in the assets comprising the corresponding indexes, including any exchange-traded fund that we choose as an index. However, there is no IRS guidance or other authority directly addressing whether or how the rules summarized above may apply to the Policy. We reserve the right to amend this Policy, retroactively or prospectively, to reflect any changes or clarifications that may be needed or are appropriate to maintain the Policy’s tax status or to conform the Policy to any applicable changes in the tax qualification requirements. Concerned Owners should consult their own financial professionals regarding the tax matter discussed above.
Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified Policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the Policy Value over the “investment in the contract”. There are some exceptions to this rule for certain types of trusts and a prospective purchaser of the Policy that is not a natural person should discuss these rules with a competent financial professional.
Annuity Commencement Date. If the Policy’s Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age, e.g., past age 95, it is possible that the Policy would not be treated as an annuity for federal income tax purposes. In that event, any increases in the Policy Value could be currently includable in the Owner’s income.
The remainder of the discussion in this TAX INFORMATION section assumes that the Policy qualifies as an annuity policy for federal income tax purposes.

Taxation of a Nonqualified Policy in General
Code Section 72 governs taxation of annuities in general. We believe that an Owner who is an individual will not be taxed on increases in the value of a Policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy Value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of a nonqualified Policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.
Different Individual Owner and Annuitant
If the Owner and Annuitant on the Policy are different, there may be negative tax consequences and uncertainty regarding how federal income tax rules apply to the Policy. You should consult your legal counsel or financial professional if you are considering designating a different individual as the Annuitant on your Policy to determine the potential tax ramifications of such a designation.
Annuity Starting Date
This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of Annuity Commencement Date used in your Policy and the dates will be the same. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your Policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a financial professional for more information on when this issue may arise.
Taxation of Annuity Payments
Although the tax consequences may vary depending on the Annuity Payment Option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.
In general, the excludable portion of each annuity payment you receive will be determined by dividing the “investment in the policy” on the annuity starting date by the total expected return under the Policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments are includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums you pay for the Policy with after-tax money, reduced by any amounts you have previously received from the Policy that are excludable from gross income.
If you select more than one Annuity Payment Option, special rules govern the allocation of the Policy’s entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option and the tax treatment of other distributions from the Policy thereafter. You should consult a competent financial professional as to the potential tax effects of allocating less than the full Policy Value to any particular Annuity Payment Option.
If, after the annuity starting date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may be allowable as a tax deduction. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
Taxation of Surrenders and Withdrawals—Nonqualified Policies
When you surrender your Policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy”. The “investment in the policy” is generally equal to the premiums you pay for the Policy with after-tax money, reduced by any amounts you have previously received from the Policy that are excludable from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the Policy Value over the “investment in the policy.” Distributions taken under the systematic payout option are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as withdrawals and surrenders. You may also be subject to current taxation if you make a gift of a nonqualified Policy without valuable consideration. All taxable amounts received under a Policy are subject to tax at ordinary income tax rates rather than capital gains tax rates.
The Code also provides that amounts received from the Policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts:

(1)  paid on or after the taxpayer reaches age 59 1⁄2; (2) paid on or after the Owner (or where the Owner is a non-natural person, the primary Annuitant) dies; (3) attributable to the taxpayer becoming disabled (as that term is defined in the Code); (4) paid in a series of substantially equal periodic payments made annually (or more frequently) over the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity (as defined in the Code); or (6) allocable to “investment in the policy” made prior to August 14, 1982. Regarding the disability exception, because we cannot verify that an individual is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. In addition, there is some uncertainty regarding whether and how certain of the exceptions apply in the case of a Policy issued to a non-natural person, such as a trust. You may wish to consult a financial professional for more information regarding the imposition of the penalty tax.
Taxation of the Guaranteed Lifetime Withdrawal Benefit
The application of certain tax rules to guaranteed lifetime withdrawal benefits, particularly those rules relating to distributions from your Policy, are not entirely clear. It is possible that the Withdrawal Base could be taken into account to determine the Policy Value that is used to calculate required distributions and the amount of the distribution that would be included in income. In view of this uncertainty, you should consult a financial professional with any questions.
Aggregation
All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same Owner (policyholder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the Owner’s income when a taxable distribution (other than annuity payments) occurs. The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal, a surrender, or an annuity payment that is taxable and the amount that might be subject to the 10% penalty tax described above. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, You may wish to consult with your financial professional regarding how aggregation will apply to your policies.
Tax-Free Exchanges of Nonqualified Policies
We may issue the nonqualified Policy in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If you exchange all of another annuity contract and the exchange is tax free, your “investment in the policy” immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. If you exchange part of another annuity contract and the exchange is tax free, your “investment in the policy” immediately after the exchange will generally be increased by a pro rata portion of the “investment in the policy” that you exchanged. In either case, your Policy Value immediately after the exchange may exceed your “investment in the policy.” That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Policy (e.g., as a withdrawal, surrender, annuity income payment or death benefit).
If you exchange part of an existing contract for the Policy, and within 180 days of the exchange you received a payment other than certain annuity payments (e.g., you take a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Policy could be includible in your income and subject to a 10% penalty tax.
You should consult your financial professional in connection with an exchange of all or part of an annuity contract for the Policy, especially if you may take a withdrawal from either contract within 180 days after the exchange.

Medicare Tax
Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. We are required to report distributions taken from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare tax thresholds have been met. As such, distributions from your qualified Policy could cause your other investment income to be subject to the tax. Please consult a financial professional for more information.
Same Sex Relationships
Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as a valid marriage under the applicable state law, will each be treated as a spouse as defined in this Policy for state law purposes.
However, individuals in such other arrangements that are not recognized as marriage under the relevant state law will not be treated as married or as spouses as defined in this Policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this Policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a financial professional for more information on this subject.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the Policy because of your death or the death of the Annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; (2) if distributed via withdrawals, these amounts are taxed in the same manner as withdrawals; or (3) if distributed under an Annuity Payment Option, these amounts are taxed as annuity payments.
Transfers, Assignments or Exchanges of Policies
A transfer of ownership or assignment of a Policy, the designation of an Annuitant or payee or other beneficiary who is not also the Owner, the exchange of a Policy and certain other transactions, or a change of Annuitant other than the Owner, may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. There may be limitations on Your ability to transfer, assign or exchange a qualified Policy. An Owner contemplating any such transaction or designation should contact a competent financial professional with respect to the potential tax effects.
Charges
It is possible that the IRS may take a position that fees for certain optional death benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with an optional benefit as a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to age 59 1⁄2. Although we do not believe that the fees associated with any optional benefit provided under the Policy should be treated as taxable withdrawals, the tax rules associated with these benefits are unclear, and we advise that you consult your financial professional prior to selecting any optional benefit under the Policy.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
The estate and gift tax unified credit basic exclusion amount applicable to individuals is $13.99 million for 2025 and $15 million for 2026. The maximum rate applicable to an estate that exceeds this limit is 40%.
The uncertainty as to how the current law might be modified in the future underscores the importance of seeking guidance from a competent professional to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.
Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning professional for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner or to a person that is more than 371⁄2 years younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified Policies
The Policy is designed for use with several types of tax-qualified individual and employee-sponsored retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 591/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but rather are subject to the required minimum distribution provisions in Section 401(a)(9) of the Code. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our Policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.
Traditional Individual Retirement Annuities (IRAs). In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a Policy must satisfy certain conditions: (i) the Owner must be the Annuitant; (ii) the Policy generally is not transferable by the Owner, e.g., the Owner may not designate a new Owner, designate a contingent Owner or assign the Policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of nontaxable transfer or a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or withdrawals according to the requirements in the IRS regulations (minimum required distributions) must begin by the Required Beginning Date; (v) an Annuity Payment Option with a period certain that will guarantee annuity payments beyond the life expectancy of the Annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the Annuitant dies prior to the distribution of the Policy Value; (vii) the entire interest of the Owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59 1⁄2 are subject to a 10% penalty tax (unless certain exceptions apply).
SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees.
Distributions from SIMPLE IRAs generally are subject to the same rules that apply to IRA distributions. Subject to certain exceptions, distributions prior to age 59 1⁄2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.
Effective for tax years beginning after December 31, 2022, under the SECURE 2.0 Act of 2022, SEP IRAs and SIMPLE IRAs may now also be designated as Roth IRAs, as discussed below. Should an employee elect for their SIMPLE or SEP IRA contributions to be made to a Roth IRA, distributions from such, will be treated the same as distributions from any Roth IRA.
The IRS has not reviewed this Policy for qualification as a traditional IRA, SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when taken 5 tax years after the first contribution to any Roth IRA of the individual and taken after one of the following: attaining age 59 1⁄2, to pay for qualified first-time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when taken from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the Owner’s lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.
The IRS has not reviewed this Policy for qualification as a Roth IRA or otherwise and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.
Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax-exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes. The Policy includes a death benefit that in some cases may exceed the greater of the premium payments or the Policy Value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically, distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1⁄2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment withdrawals of the Rider Withdrawal Amount prior to age 59½. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s Section 403(b) plan. Employers using the Policy in connection with Section 403(b) plans may wish to consult with their financial professional.
Pursuant to tax regulations, we generally are required to confirm, with your 403(b)-plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) Policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Policy, and transactions under the Policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.
Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.
Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax-exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages, distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled “Withholding.” below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture.
Ineligible Owners—Qualified Policies

We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.
Taxation of Surrenders and Withdrawals—Qualified Policies
In the case of a withdrawal under a qualified Policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible premium payments made by you or on your behalf. If you do not have any non-deductible premium payments, your investment in the contract will be treated as zero.
In addition, a penalty tax may be assessed on amounts surrendered from the Policy prior to the date you reach age 591/2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ in some respects from those provided to nonqualified policies. You should consult a financial professional for more information regarding the application of these exceptions to your circumstances. You may also be required to begin taking minimum distributions from the Policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the Policy.
Qualified Plan Required Distributions
For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the Required Beginning Date (ii) retires, and must be made in a specified form or manner. if a participant in a qualified plan is a “5 percent Owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin by the Required Beginning Date. The actuarial present value of death benefit options and riders elected may need to be taken into account in calculating required minimum distributions. Please consult with your financial professional to learn more about an optional living or death benefit prior to purchase.
When you pass away, if you have not named an individual beneficiary (for example, you named your estate as beneficiary or didn’t name a beneficiary at all) then generally the entire remaining balance of your qualified plan must be distributed by the end of the 5th year following your death (and if required distributions began prior to your death then the remaining balance also must be distributed at least as rapidly as it was during your life). If you named an individual designated beneficiary or beneficiaries, then they must withdraw the entire account by the 10th calendar year following the year of your death. If you named an “eligible designated beneficiary” or beneficiaries, they may take their distributions over the beneficiary’s life or a period not extending beyond their life expectancy. An eligible designated beneficiary includes your surviving spouse, your minor child, a disabled individual, a chronically ill individual, or an individual who is not more than 10 years younger than you. Certain trusts created for the exclusive benefit of disabled or chronically ill beneficiaries are included. Your minor child must still take remaining distributions within 10 years once they reach the age of majority. Additionally, your surviving spouse beneficiary may delay commencement of distributions until the later of the end of the year that you would have attained age 73, or the surviving spouse’s required beginning date. Additionally, if your surviving spouse is the sole beneficiary, he/she may be able to continue the Policy as his or her own following your death, if applicable tax rules permit.
The minimum distribution rules are complex and uncertain in certain respects. Each Owner is responsible for requesting distributions under the Policy that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the Policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and financial professional regarding the suitability of the Policy.
The Code generally requires that interest in a qualified Policy be non-forfeitable.
You should consult your legal counsel or financial professional if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a Policy for use with any qualified retirement plan or arrangement.
Guaranteed Lifetime Withdrawal Benefit
The application of certain tax rules to guaranteed lifetime withdrawal benefits, particularly those rules relating to distributions from your Policy, are not entirely clear. The tax rules for qualified Policies may impact the value of the benefit. Additionally, the actions of the qualified plan as contract holder may cause the qualified plan participant to lose the benefit of the rider. In view of this uncertainty, you should consult a financial professional before purchasing this Policy as a qualified Policy.
Withholding

The portion of any distribution under a Policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or taken. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
In some cases, we may be required to withhold federal income taxes from amounts that are transferred from your Policy to a state’s unclaimed property fund. The amount transferred also may be subject to federal income tax reporting.
Annuity Purchases by Residents of Puerto Rico
The IRS has stated that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations
The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity Owners that are U.S. persons. Taxable distributions made to Owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner’s country of citizenship or residence. Prospective foreign Owners are advised to consult with a qualified financial professional regarding U.S., state, and foreign taxation for any annuity policy purchase.
Foreign Account Tax Compliance Act (“FATCA”)
If the payee of a distribution from the Policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial Owner of the Policy or the distribution. The rules relating to FATCA are complex, and a financial professional should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.

Possible Tax Law Changes
Although the likelihood and nature of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation, or otherwise. You should consult a financial professional with respect to legal or regulatory developments and their effect on the Policy.
We have the right to modify the Policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive.

DISTRIBUTION
Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, LLC (TCL), for the distribution and sale of the Policies. We are affiliated with TCL through common control, as we and TCL are both subsidiaries of Aegon USA.
TCL’s home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCL is an indirect, wholly owned subsidiary of Aegon USA. TCL is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority (“FINRA”). TCL is not a member of the Securities Investor Protection Corporation.
We pay commissions to TCL, which are passed through to selling firms. (See below). We also pay TCL an “override” that is a percentage of total commissions paid on sales of our Policies which is not passed through to the selling firms and we may reimburse TCL for certain expenses it incurs in order to pay for the distribution of the Policies. TCL may market the Policies through bank-affiliated firms, national brokerage firms, regional and independent broker-dealers and independent financial planners.
Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCL as principal underwriter for the Policies. We pay commissions through TCL to the selling firms for their sales of the Policies.
The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement and the share purchased, but the commission range is from 0.25% up to 7.2% of premium payments (additional amounts may be paid as overrides to wholesalers) and from 0% up to 1.5% of policy value.
To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, the Company and TCL may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.
The sales representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative or refer to the firm’s Regulation BI disclosures for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.
You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell the Policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.
Special Compensation Paid to Affiliated Firms. We and/or our affiliates provide paid-in capital to TCL and we or our affiliates may pay all or a portion of the cost of TCL’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. We and/or our affiliates also provide TCL with a percentage of total commissions paid on sales of our Policies and provide TCL with capital payments that are not contingent on sales.
TCL’s registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, payments, loans, loan forgiveness, or loan guarantees.
Additional Compensation That We, TCL and/or Our Affiliates Pay to Selected Selling Firms. TCL, in connection with the sales of the Policies, may pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing TCL with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, product training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, events, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, We, TCL and other parties may provide the selling firms with occasional gifts, meals, tickets or other non-cash compensation as an incentive to sell the Policies. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ among selling firms.
During 2025, in general, payments calculated as a percentage of sales ranged from 8 basis point (0.08%) to 50 basis points (0.50%), payments calculated as a percentage of assets under management ranged from 2 basis points (0.02%) to 16 basis points (0.16%), and flat annual fees ranged from $3,000.00 to $655,299.95 (calculated after revenue sharing offsets for sales), which included at times payments for a series of meetings and/or events of other broker-dealers and banks.

No specific charge is assessed directly to owners of the Policy to cover commissions, non-cash compensation, and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.
LEGAL PROCEEDINGS
We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on Transamerica Capital, LLC’s ability to perform under its principal underwriting agreement or on our ability to meet our obligations under the Policy.
FINANCIAL STATEMENTS
Our financial statements are included in the Statement of Additional Information. They should be considered only as they relate to our ability to meet our obligations under the Policy. Instructions on how to obtain the Statement of Additional Information are included on the back cover page.
OTHER INFORMATION
Sending Forms and Transaction Requests in Good Order
Telephone requests may be made by contacting the Transamerica Customer Care Group at (800) 525-6205. Written requests may be made by mailing to Transamerica Life Insurance Company, Attention: Customer Care Group, 6400 C St. SW, Cedar Rapids, IA 52499.
We cannot process your requests for transactions relating to the Policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the Policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the accounts affected by the requested transaction; the dated signatures of all Owners (exactly as registered on the Policy) if necessary; social security number or taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.
Telephone and Electronic Transactions
Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time. To access information and perform transactions electronically, we require you to create an account with a username and password, and to maintain a valid e-mail address.
We will not be liable for following instructions communicated by telephone or electronically we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us, and we will record conversations with you. We may also require written confirmation of the request. When someone contacts our Administrative Office and follows our procedures, we will assume you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of any loss, theft or unauthorized use of your password.

Please note that the telephone and/or electronic device transactions may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your financial representative(’s), can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. If the volume of transactions is unusually high, we might not have anyone available, or lines available, to take your transaction. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.
We reserve the right to revoke your telephone and other electronic transaction privileges at any time without revoking all Owners’ privileges.
Timing of Payments
Payment of any amount due from the Policy for a Surrender, withdrawal, or death proceeds will generally occur within seven days from the date we receive in good order all required information. We may defer payments or transfers from the Policy if:
  The New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;
  An emergency exists as defined by the Securities and Exchange Commission (SEC) or the SEC requires that trading be restricted; or
  The SEC permits a delay for the protection of Owners.
When permitted by law, we may defer payment of any withdrawals or Surrender proceeds from the Policy for up to 6 months from the date we receive your request. If the Owner or Annuitant dies after the request is received, but before the request is processed, the request will be processed before the death proceeds are determined. Interest may be paid on any amount deferred for 30 days or more, based on the Index Account Option(s) selected. For amounts allocated to the Fixed Account and Fixed Holding Account and the Performance Lock Account, the interest rate will be the guaranteed minimum effective annual interest rate specified by the Policy, unless otherwise required by law. If we delay payment of any transactions as noted above, we will disclose to you the specified date on which the above transactions will be effective and the reason for the delay.
We may defer payment of any amount until your premium payment check has cleared your bank.
Minimum Required Cash Value
Benefits available under this Policy, including any paid-up annuity values, cash values, or death benefits, will not be less than the minimum benefits required by applicable state law. Minimum benefits will be increased to reflect any guaranteed additional amounts credited to the Policy and will be decreased by prior withdrawals.
The Minimum Required Cash Value is the amount prescribed by applicable state non-forfeiture law, and is the minimum amount required to be paid to you on Surrender. The Minimum Required Cash Value is equal to the sum of:
  87.5% of premiums and transfers to the Fixed Account and Fixed Holding Account and the Performance Lock Account, less prior requested withdrawals and transfers from the Fixed Account and Fixed Holding Account and the Performance Lock Account, less a $50 deduction at the beginning of each Policy Year, all accumulated at the minimum non-forfeiture interest rate applicable to your Policy; and
  The Index Account portion of the Policy Value less the surrender charge attributable to the Index Account.
Adjustments for Index Splits
Adjustments may be made to Index Values so that any Index performance calculations are not affected by an Index stock or other split (a multiplying or dividing of an Index’s share count that affects the Index’s price).

Anti-Money Laundering
Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an Owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your Policy to government agencies or departments.
Contract Terms
The entire contract between you and the Company consists of the Policy and any applications, endorsements, or riders. If any portion of the policy or rider attached thereto shall be found to be invalid, unenforceable or illegal, the remainder shall not in any way be affected or impaired thereby but shall have the same force and effect as if the invalid, unenforceable or illegal portion had not been inserted. No change to the contract is valid unless made in writing by us and approved by one of our authorized officers.
No registered representative has authority to change or waive any provision of the policy.
Regulatory Modifications to Policy
We reserve the right to amend the Policy, including any riders or endorsements, as necessary to comply with specific direction provided by our state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements. The Policy is intended to qualify as an annuity contract for federal income tax purposes. The provisions of the Policy are to be interpreted to maintain such qualification, notwithstanding any other provisions to the contrary. To maintain such tax qualification, we reserve the right to amend the Policy, retroactively or prospectively, to reflect any changes or clarifications that may be needed or are appropriate to maintain such tax qualification or to conform the Policy to any applicable changes in the tax qualification requirements. Any such amendment will be filed with and approved by the appropriate regulatory authorities prior to use. We will send you a copy in the event of any such amendment. If you refuse such an amendment, you must provide Written Notice to us, and your refusal may result in adverse tax consequences.
Certain Offers
We may pay you more than your then current Policy Value for your voluntary participation in certain promotional offerings. We will notify you of the terms of any such programs.
Age or Sex Corrections and Evidence of Birth/Survival
We may require proof of the Annuitant’s or Owner’s age and/or sex before any payments associated with the Policy are made, including annuity payments. If the age and/or sex of the Annuitant or Owner is incorrectly stated, we will base any such payment on the Annuitant’s or Owner’s correct age and/or sex, if applicable.
If withdrawals of the Rider Withdrawal Amount under the Guaranteed Lifetime Withdrawal Benefit have already commenced, and the misstatement caused the Rider Withdrawal Amount to be overstated, any withdrawal in excess of the correct Rider Withdrawal Amount will be considered an Excess Withdrawal. Policy values and benefit values will be adjusted accordingly. If overpayments occurred when the sum of the accumulated values in the Allocation Accounts was zero, the amount of that overpayment will be deducted from one or more future payments until the amount is paid in full.
If required by law to ignore differences in the sex of the Annuitant, annuity payments will be determined using the unisex factors. Any underpayment made by us will be paid with the next payment. Any overpayment by us will be deducted from future payments. Any underpayment or overpayment will include annual interest at a rate of 1% per year, from the date of the underpayment or overpayment to the date of the adjustment.
We have the right to reasonably require satisfactory evidence of date of birth, or that a person is alive if a payment is based on that person being alive.

Rights of Ownership
You, as Owner of the Policy, exercise all rights under the Policy. For example, subject to limitations, you can assign this Policy with our consent, Surrender the Policy to us, amend or modify the Policy with our consent, receive annuity payments or name a Payee to receive the payments, and exercise every other right and benefit contained in the Policy. The use of these rights may be subject to the consent of any assignee or irrevocable beneficiary, and of the spouse in a community or marital property state. Unless we have been notified of a community or marital property interest in this Policy, we will rely on our good faith belief that no such interest exists and will assume no responsibility for inquiry. We reserve the right to refuse our consent on a non-discriminatory basis with respect to any action under the Policy that requires our consent.
Change of Ownership
You can change the Owner of this Policy from yourself to a new Owner with our consent. We reserve the right to refuse our consent on a non-discriminatory basis, including to the extent necessary to qualify for the exemption from 1934 Act reporting under Rule 12h-7. You must send Written Notice, to our Administrative Office, which contains all necessary information to make the change. Any Owner change made, unless otherwise specified by the Owner, shall take effect on the date the notification is signed by the Owner, when received in good order, subject to any payments made or actions taken by us prior to receipt of the notification and subject to our consent. No change will apply to any payment we made before the Written Notice was received. We may require that the change be endorsed in the Policy. Changing the Owner does not change the beneficiary or the Annuitant. A change of ownership may result in adverse tax consequences.
Change of Annuitant
Once this Policy is issued, generally, the Annuitant cannot be changed. In certain circumstances the Annuitant can be changed, such as when the Policy is transferred pursuant to a divorce or when a Policy is continued by a surviving spouse.
Assignment
This Policy may be assigned with our consent. To extent permitted by state law, we reserve the right to refuse our consent on a non-discriminatory basis, including to the extent necessary to qualify for the exemption from 1934 Act reporting under Rule 12h-7. You must send written requests, to our Administrative Office, which contains all necessary information to make the change. Any assignment made, unless otherwise specified by the Owner, shall take effect on the date the notification is signed by the Owner, when received in good order, subject to any payments made or actions taken by us prior to receipt of the notification and subject to our prior approval. We assume no responsibility for the validity of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. Assignment of this Policy may result in adverse tax consequences.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement, or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information, and identifying information for Owners, the Annuitant, beneficiaries, Payees, and other relevant parties. Such updates should be communicated in a form and manner satisfactory to us.
Reports to Owners
We will give you a report at least once each Policy Year. This report will show any information required by law or regulation and will be mailed to your last known address as shown in our records or otherwise provided to you according to your preferences. The information provided will be as of a date not more than four months prior to the date of the mailing. We will provide copies of the report available to you upon written or telephone request at no additional cost.

APPENDIX A
INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY
INDEX ACCOUNT OPTIONS
The following is a list of Index Account Options currently available under the Policy. We may change the features of the Index Account Options listed below (including the Index and the current limits on Index gains), offer new Index Account Options, and terminate existing Index Account Options. We will provide you with Written Notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at transamerica.com/individual/annuities/registered-index-linked-annuities.
Note: If amounts are removed from an Index Account Option before the end of its Crediting Period, we will apply an Interim Value adjustment. This may result in a significant reduction in your Policy value that could exceed any protection from Index loss that would be in place if you waited until the end of the Crediting Period.
See INDEX ACCOUNT OPTIONS in the prospectus for a description of the Index Account Options’ features. See EXPENSES AND ADJUSTMENTS – INTERIM VALUE ADJUSTMENTS for more information about Interim Value Adjustments.
The availability of Index Account Options may vary depending on the financial intermediary through which the Policy is sold. In some cases, an option not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available, please contact Your financial intermediary or our Administrative Office. See APPENDIX H – FINANCIAL INTERMEDIARY VARIATIONS.

BASIC INDEX ACCOUNT OPTIONS
Index	Type of Index	Crediting Period	Current Limit on Index Loss (if held until end of Crediting Period)	Minimum Limit on Index Gain for New Crediting Periods	Early Re-Entry (Performance Lock+): Minimum Limit on Index Gain for Remaining Crediting Period	Credit Advantage Fee (annualized)
S&P 500® Index[1]	U.S. Large-Cap Equities	1-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 2.00%	Cap Cap Rate: No lower than 0.10%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	1-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 2.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	1-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 2.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	1-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 2.00%	Cap Cap Rate: No lower than 0.10%	N/A
First Trust Equity Edge IndexTM [1,2,4]	Dividend-Paying Equities	1-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 2.00%	Cap Cap Rate: No lower than 0.10%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	1-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 2.00%	Cap Cap Rate: No lower than 0.10%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	1-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 2.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	1-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 2.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	1-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 2.00%	Cap Cap Rate: No lower than 0.10%	N/A
First Trust Equity Edge IndexTM [1,2,4]	Dividend-Paying Equities	1-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 2.00%	Cap Cap Rate: No lower than 0.10%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	2-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 4.00%	Cap Cap Rate: No lower than 0.10%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	2-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 4.00%	Cap Cap Rate: No lower than 0.10%	N/A

iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	2-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 4.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	2-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 4.00%	Cap Cap Rate: No lower than 0.10%	N/A
First Trust Equity Edge IndexTM [1,2,4]	Dividend-Paying Equities	2-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 4.00%	Cap Cap Rate: No lower than 0.10%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	2-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 3.00%	Cap Cap Rate: No lower than 0.10%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	2-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 3.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	2-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 3.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	2-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 3.00%	Cap Cap Rate: No lower than 0.10%	N/A
First Trust Equity Edge IndexTM [1,2,4]	Dividend-Paying Equities	2-Year	Buffer Buffer Rate: 15%	Cap Cap Rate: No lower than 3.00%	Cap Cap Rate: No lower than 0.10%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	2-Year	Buffer Buffer Rate: 15%	Cap (Credit Advantage) Cap Rate: No lower than 5.00%	Cap (Credit Advantage) Cap Rate: No lower than 0.10%	1.25%
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	2-Year	Buffer Buffer Rate: 15%	Cap (Credit Advantage) Cap Rate: No lower than 5.00%	Cap (Credit Advantage) Cap Rate: No lower than 0.10%	1.25%
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	2-Year	Buffer Buffer Rate: 15%	Cap (Credit Advantage) Cap Rate: No lower than 5.00%	Cap (Credit Advantage) Cap Rate: No lower than 0.10%	1.25%
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	2-Year	Buffer Buffer Rate: 15%	Cap (Credit Advantage) Cap Rate: No lower than 5.00%	Cap (Credit Advantage) Cap Rate: No lower than 0.10%	1.25%
First Trust Equity Edge IndexTM [1,2,4]	Dividend-Paying Equities	2-Year	Buffer Buffer Rate: 15%	Cap (Credit Advantage) Cap Rate: No lower than 5.00%	Cap (Credit Advantage) Cap Rate: No lower than 0.10%	1.25%
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 10.00%	Cap Cap Rate: No lower than 0.10%	N/A

Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 10.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 10.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 10.00%	Cap Cap Rate: No lower than 0.10%	N/A
First Trust Equity Edge IndexTM [1,2,4]	Dividend-Paying Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 10.00%	Cap Cap Rate: No lower than 0.10%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 15%	Participation (Credit Advantage) Participation Rate: No lower than 50.00%	Participation (Credit Advantage) Participation Rate: No lower than 0.10%	1.25%
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 15%	Participation (Credit Advantage) Participation Rate: No lower than 50.00%	Participation (Credit Advantage) Participation Rate: No lower than 0.10%	1.25%
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	6-Year	Buffer Buffer Rate: 15%	Participation (Credit Advantage) Participation Rate: No lower than 50.00%	Participation (Credit Advantage) Participation Rate: No lower than 0.10%	1.25%
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	6-Year	Buffer Buffer Rate: 15%	Participation (Credit Advantage) Participation Rate: No lower than 50.00%	Participation (Credit Advantage) Participation Rate: No lower than 0.10%	1.25%
First Trust Equity Edge IndexTM [1,2,4]	Dividend-Paying Equities	6-Year	Buffer Buffer Rate: 15%	Participation (Credit Advantage) Participation Rate: No lower than 50.00%	Participation (Credit Advantage) Participation Rate: No lower than 0.10%	1.25%
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 20%	Cap Cap Rate: No lower than 8.00%	Cap Cap Rate: No lower than 0.10%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 20%	Cap Cap Rate: No lower than 8.00%	Cap Cap Rate: No lower than 0.10%	N/A

iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	6-Year	Buffer Buffer Rate: 20%	Cap Cap Rate: No lower than 8.00%	Cap Cap Rate: No lower than 0.10%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	6-Year	Buffer Buffer Rate: 20%	Cap Cap Rate: No lower than 8.00%	Cap Cap Rate: No lower than 0.10%	N/A
First Trust Equity Edge IndexTM1, 2, 4	Dividend-Paying Equities	6-Year	Buffer Buffer Rate: 20%	Cap Cap Rate: No lower than 8.00%	Cap Cap Rate: No lower than 0.10%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	1-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 2.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	1-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates No lower than 2.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	1-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 2.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
iShares® U.S. Technology ETF[3]	U.S. Large-Cap Equities	1-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 2.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
First Trust Equity Edge IndexTM [1,2,4]	Dividend-Paying Equities	1-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 2.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	2-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 3.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	2-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 3.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	2-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 3.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	2-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 3.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A

First Trust Equity Edge IndexTM [1,2,4]	Dividend-Paying Equities	2-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 3.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 8.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 8.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
iShares® Russell 2000 ETF[3]	U.S. Small-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 8.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
iShares® U.S. Technology ETF[3]	Technology Sector U.S. Equities	6-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 8.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
First Trust Equity Edge IndexTM [1,2,4]	Dividend-Paying Equities	6-Year	Buffer Buffer Rate: 10%	Edge and Edge+ Rates: No lower than 8.00%	Edge and Edge+ Rates: No lower than 0.10%	N/A
  This Index is a “price return” index, not a “total return” index, and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
  The Index provider applies a reduction when calculating Index performance, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
  This Index is an ETF. Index Values are based on the ETF’s closing prices. The Index Values reflect a “price return,” not a “total return,” and therefore do not reflect the dividends or other distributions paid by the ETF. In addition, fees and costs are deducted from the ETF, which reduces the ETF’s performance. These factors will reduce the Index return and may cause the Index to underperform a direct investment in the ETF or the securities in which the ETF invests.
  Even though this Index is composed of dividend-paying securities, you will not receive any dividends paid on those securities, and any dividends paid on those securities will not be reflected in Index Values.

ENHANCED INDEX ACCOUNT OPTIONS
Index	Type of Index	Crediting Period	Current Limit on Index Loss (if held until end of Crediting Period)	Minimum Limit on Index Gain (for the life of the Index Account Option)	Credit Advantage Fee (annualized)	Best Entry Initial Index Value Reset Feature
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 8.00%	N/A	Observation Frequency: Monthly Observation Days: 3 Best Entry Reset Threshold: -5% Best Entry Reset Maximum: -5%
Fidelity World Factor Leaders IndexSM 0.5% AR1,[2]	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 10%	Cap Cap Rate: No lower than 8.00%	N/A	Observation Frequency: Monthly Observation Days: 3 Best Entry Reset Threshold: -5% Best Entry Reset Maximum: -5%
S&P 500® Index[1]	U.S. Large-Cap Equities	6-Year	Buffer Buffer Rate: 10%	Cap (Credit Advantage) Cap Rate: No lower than 12.00%	1.25%	Observation Frequency: Monthly Observation Days: 6 Best Entry Reset Threshold: -5% Best Entry Reset Maximum: -20%
Fidelity World Factor Leaders IndexSM 0.5% AR1,2	U.S. and Non-U.S. Equities	6-Year	Buffer Buffer Rate: 10%	Cap (Credit Advantage) Cap Rate: No lower than 12.00%	1.25%	Observation Frequency: Monthly Observation Days: 6 Best Entry Reset Threshold: -5% Best Entry Reset Maximum: -20%
  This Index is a “price return” index, not a “total return” index, and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
  The Index provider applies a reduction when calculating Index performance, which will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
We expect to add and remove investment options from time to time. We will always offer the following Index Account Option: S&P 500® Index, 1-Year Crediting Period, Buffer (Buffer Rate: 10%), Cap (Cap Rate: no lower than 2.00% for new Crediting Periods), no Credit Advantage Fee (subject to our right of Index substitution).
An Index Account Option with a 10% Buffer Rate will always be available under the Policy. In the future, if we offer a new Index Account Option that includes a Buffer, there is no pre-specified minimum Buffer Rate. While we will not offer any Index Account Options that provide for no downside protection, we may offer Index Account Options that provide only minimal limits on Index losses, which would mean risk of loss of nearly the entire amount invested.

In the future, if we offer a new Index Account Option and:
  the Growth Opportunity Type is Cap, the guaranteed minimum Cap Rate for a new Crediting Period will be no lower than 2%.
  the Growth Opportunity Type is Participation, the guaranteed minimum Participation Rate for a new Crediting Period will be no lower than 10%.
  the Growth Opportunity Type is Edge and Edge+, the guaranteed minimum Edge Rate and Edge+ Rate for a new Crediting Period will be no lower than 2%.
In each case, for the remaining Crediting Period upon exercise of Early Re-Entry (a feature associated with Performance Lock+), if available, the reset Cap Rate, Participation Rate, or Edge Rate and Edge+ Rate will be no less than 0.10%.
We reserve the right to offer new Index Account Options with different Downside Protection Types or Growth Opportunity Types in the future.
FIXED ACCOUNT OPTION
The following is the Fixed Account Option currently available under the Policy. We may change the features of the Fixed Account Option listed below, offer new Fixed Account Options, and terminate existing Fixed Account Options. We will provide you with Written Notice before doing so. See FIXED ACCOUNT OPTION in the prospectus for a description of the Fixed Account Option’s features. If amounts are withdrawn from the Fixed Account Option before the end of the Surrender Charge period in excess of the surrender charge-free amount, we will apply a Surrender Charge, this will result in a reduction in your Policy value which may be significant.
Name	Crediting Period	Minimum Guaranteed Interest Rate
Fixed Account Option	1-Year	0.25%

State variations may apply to your guaranteed minimum effective annual interest rate. See APPENDIX D – STATE VARIATIONS.
The availability of the Fixed Account Option may vary depending on the financial intermediary through which the Policy is sold. See APPENDIX H – FINANCIAL INTERMEDIARY VARIATIONS.

APPENDIX B
REDUCTION TO GUARANTEED MINIMUM DEATH BENEFIT FOR WITHDRAWALS UNDER GMDB RIDER
Adjusted Withdrawals. If the GMDB rider is part of your Policy, and you take a withdrawal, then your guaranteed minimum death benefit is reduced by an amount called the adjusted withdrawal. The amount of the reduction depends on the relationship between your death proceeds and Policy Value. The adjusted withdrawal is equal to the gross withdrawal multiplied by the death proceeds immediately prior to the withdrawal divided by the Policy Value immediately prior to the withdrawal.
The formula is AW = DP x (GW/PV) where:
AW is the adjusted withdrawal
DP is the death proceeds prior to the withdrawal = greater of PV or GMDB
GW is the gross withdrawal
PV is the Policy Value prior to the withdrawal
GMDB is the guaranteed minimum death benefit prior to the withdrawal
The following examples describe the effect of a withdrawal on the guaranteed minimum death benefit and Policy Value.
Example 1: Death Proceeds Greater than Policy Value
Assumptions:
GMDB = $75,000
PV = $50,000
DP = $75,000
GW = $15,494
AW = $75,000 x ($15,494 /$50,000) = $23,241
Reduction in guaranteed minimum death benefit	= $23,241
Summary:
Reduction in Policy Value	= $15,494
New guaranteed minimum death benefit amount	= $51,759
New Policy Value (after withdrawal)	= $34,506
The guaranteed minimum death benefit is reduced more than the Policy Value because the guaranteed minimum death benefit was greater than the Policy Value immediately prior to the withdrawal.

B-1

Example 2: Death Proceeds Equal to Policy Value
Assumptions:
GMDB = $50,000
PV = $75,000
DP = $75,000
GW = $15,494
AW = $75,000 x ($15,494 /$75,000) = $15,494
Reduction in guaranteed minimum death benefit	= $15,494
Summary:
Reduction in Policy Value	= $15,494
New guaranteed minimum death benefit amount	= $34,506
New Policy Value (after withdrawal)	= $59,506
The guaranteed minimum death benefit and Policy Value are reduced by the same amount because the Policy Value was greater than the guaranteed minimum death benefit immediately prior to the withdrawal.
These examples are for illustrative purposes only. The purpose of these illustrations is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdraw.

B-2

APPENDIX C
ADDITIONAL INDEX INFORMATION
S&P 500® INDEX
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by Transamerica Life Insurance Company (TLIC). S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx®, and CDX® are trademarks of S&P Global Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by TLIC. It is not possible to invest directly in an index. Transamerica Structured Index Advantage® Income Annuity are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Transamerica Structured Index Advantage® Income Annuity or any member of the public regarding the advisability of investing in securities generally or in Transamerica Structured Index Advantage® Income Annuity particularly or the ability of the S&P 500® Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to TLIC with respect to the S&P 500® Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to TLIC or the Transamerica Structured Index Advantage® Income Annuity. S&P Dow Jones Indices have no obligation to take the needs of TLIC or the owners of Transamerica Structured Index Advantage® Income Annuity into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing, or trading of Transamerica Structured Index Advantage® Income Annuity. There is no assurance that investment products based on the S&P 500® Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor, commodity trading advisor, commodity pool operator, broker dealer, fiduciary, promoter (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. §77k(a), or tax advisor. Inclusion of a security, commodity, crypto currency, or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency, or other asset, nor is it considered to be investment advice or commodity trading advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY TLIC, OWNERS OF THE TRANSAMERICA STRUCTURED INDEX ADVANTAGE® INCOME ANNUITY OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED, AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS, OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND TLIC OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

FIDELITY WORLD FACTOR LEADERS INDEXSM 0.5% AR
The Fidelity World Factor Leaders IndexSM 0.5% AR (the “Index”) is an equity index, offering exposure to US and Developed non-US companies with attractive valuations, high quality profiles, positive momentum signals and lower volatility than the broader world market and is a product of Fidelity Product Services LLC (“FPS”). Fidelity is a trademark of FMR LLC. The Index has been licensed for use for certain purposes by Transamerica Life Insurance Company (TLIC) on behalf of Transamerica Structured Index Advantage® Income Annuity. The Index is the exclusive property of FPS and is made and compiled without regard to the needs, including, but not limited to, the suitability needs, of TLIC, the Transamerica Structured Index Advantage® Income Annuity, or the Transamerica Structured Index Advantage® Income Annuity contract owners. The Transamerica Structured Index Advantage® Income Annuity is not sold, sponsored, endorsed or promoted by FPS or any other party involved in, or related to, making or compiling the Index.
FPS does not make any warranty or representation as to the accuracy, completeness, or availability of the Index or information included in the Index and shall have no responsibility or liability for the impact of any inaccuracy, incompleteness, or unavailability of the Index or such information. Neither FPS nor any other party involved in, or related to, making or compiling the Index makes any representation or warranty, express or implied, to the Transamerica Structured Index Advantage® Income Annuity contract owner, TLIC, or any member of the public regarding the advisability of purchasing annuities generally or the Transamerica Structured Index Advantage® Income Annuity particularly, the legality of the Transamerica Structured Index Advantage® Income Annuity under applicable federal securities, state insurance and tax laws, the ability of the Transamerica Structured Index Advantage® Income Annuity to track the performance of the Index, any other index or benchmark or general market or other asset class performance, or the results, including, but not limited to, performance results, to be obtained by TLIC, the Transamerica Structured Index Advantage® Income Annuity, Transamerica Structured Index Advantage® Income Annuity contract owners, or any other person or entity. FPS does not provide investment advice to TLIC with respect to the Transamerica Structured Index Advantage® Income Annuity, to the Transamerica Structured Index Advantage® Income Annuity, or to Transamerica Structured Index Advantage® Income Annuity contract owners. TLIC exercises sole discretion in determining whether and how the Transamerica Structured Index Advantage® Income Annuity will be linked to the value of the Index. FPS does not provide investment advice to the Transamerica Structured Index Advantage® Income Annuity, the Transamerica Structured Index Advantage® Income Annuity contract owners, or any other person or entity with respect to the Index and in no event shall any Transamerica Structured Index Advantage® Income Annuity contract owner be deemed to be a client of FPS.
Neither FPS nor any other party involved in, or related to, making or compiling the Index has any obligation to continue to provide the Index to TLIC with respect to the Transamerica Structured Index Advantage® Income Annuity. In the event that the Index is no longer available to the Transamerica Structured Index Advantage® Income Annuity or Transamerica Structured Index Advantage® Income Annuity contract owners, TLIC may seek to replace the Index with another suitable index, although there can be no assurance that one will be available.
FPS disclaims all warranties, express or implied, including all warranties of merchantability or fitness for a particular purpose or use. FPS shall have no responsibility or liability with respect to the annuity.
FIRST TRUST EQUITY EDGE INDEXTM
The First Trust Equity Edge IndexTM (price return) (Ticker: FTEQEDGE) (the “Index”) is an adjusted return equity index offering exposure to dividend-paying companies. The index provider of the Index is FT Indexing Solutions LLC.
The daily performance of the Index is reduced by 0.55% annually. Without this adjustment to the return, the performance of the Index over any one-year period would be approximately 0.55% higher. While this performance adjustment is not a charge under the Policy, it reduces the performance of the Index and therefore may negatively impact the performance of your Policy if you select an Index Account Option that is linked to the Index.
The Index is comprised of two underlying market indexes. The underlying indexes are assigned equal weightings (i.e., 50%), and the Index is rebalanced quarterly. The Index is calculated without any adjustment for dividends.

The first underlying index is the Nasdaq US Rising Dividend Achievers™ Index (price return) (Ticker: NQDVRIS). This underlying index measures the performance of a selection of securities that have increased their dividend value over the previous three year and five-year annual periods. Approximately 50 common stocks comprise this underlying index, and each stock is assigned an equal weighting. This underlying index is reconstituted annually and rebalanced quarterly. The security selection process for this underlying index begins by identifying securities that are eligible for inclusion. To be eligible, a security must be among the top 1,000 securities by market capitalization (after removing ineligible security types) in the Nasdaq US Benchmark™ Index (Ticker: NQUSB), a broad-based index designed to track the performance of U.S. exchange-listed securities. In addition, a security must have: (i) a three-month average daily traded value of at least $5 million; (ii) paid a dividend in the trailing twelve-month period greater than the dividend paid in the trailing twelve-month period three and five years prior; (iii) a positive earnings per share in the trailing twelve-month period greater than the earnings per share in the trailing twelve-month period three years prior; (iv) a cash to debt ratio greater than 50%; and (v) a trailing twelve-month period payout ratio no greater than 65%. Only one security per issuer is permitted; if an issuer has multiple listed security classes, only the security with the highest three-month average daily traded value may be eligible. Real estate investment trust securities are ineligible. Furthermore, a security will be ineligible if Nasdaq is aware that the issuer or the security will soon undergo a fundamental change, such as entering into a definitive merger or acquisition agreement or other pending arrangement, or a filing of bankruptcy or similar protection from creditors. After identifying the securities that are eligible for inclusion, each eligible security receives a combined ranking based on dollar dividend increase, current dividend yield, and payout ratio. The top 50 securities based on ranking are selected for inclusion in the underlying index, subject to tie-breaker criteria and industry concentration restrictions.
The second underlying index is the Value Line® Dividend Index (price return) (Ticker: VLFVD). This underlying index is designed to track the performance of U.S. listed companies that pay above-average dividends and have the potential for capital appreciation. Its methodology was developed by Value Line, Inc., the index sponsor. The index seeks risk-adjusted performance by incorporating the “Value Line Safety Rank” ranking system. The index is reconstituted and rebalanced monthly. The starting universe from which index constituents are selected is comprised of common stocks, American Depositary Receipts, and Global Depositary Receipts of companies that are listed on the following U.S. exchanges: New York Stock Exchange (NYSE), NASDAQ, NYSE American, NYSE Arca, and Cboe BZX. Securities with a limited partnership, master limited partnership, or registered investment company structure are excluded from the starting universe. At each monthly reconstitution, the securities in the starting universe that meet all of the following criteria are included in the index and equally weighted: (i) a Value Line Safety Rank of either #1 or #2; (ii) a market capitalization of greater than $1 billion; (iii) an indicated dividend yield greater than or equal to the trailing 12-month rolling dividend yield of the S&P 500® (calculated by annualizing the most recent gross dividend); and (iv) a 3-month average daily traded value of greater than $500,000. On a weekly basis, the Value Line Safety Rank ranking system assigns rankings to approximately 1,600 - 1,700 securities based on a security’s price volatility over the last five years with a greater weighting to the most recent one year and the issuer’s financial condition. The ranking system ranges from #1 to #5. Stocks with a Value Line Safety Rank of either #1 or #2, as a group, are ranked as being more stable and presenting less investment risk relative to stocks with a lower Value Line Safety Rank (i.e., Value Line Safety Ranks of #3, #4, or #5).
The First Trust Equity Edge IndexTM is exclusively licensed to Transamerica for use with this Policy. Inquiries regarding this Index, including requests for daily Index Values, should be directed to our Administrative Office.
The First Trust Equity Edge Index (“FTIS Index”) is a product of FT Indexing Solutions LLC (“FTIS”) and is administered and calculated by Bloomberg Index Service Limited and its affiliates (collectively, “BISL”). FIRST TRUST® and FIRST TRUST EQUITY EDGE INDEXTM are trademarks of First Trust Portfolios L.P. (collectively, with FTIS and their respective affiliates, “First Trust”). The foregoing index and trademarks have been licensed for use for certain purposes by Bloomberg, Transamerica Life Insurance Company, Money Services, Inc. and Transamerica Capital, LLC (“Transamerica”) in connection with the FTIS Index and the Transamerica Structured Index Advantage® products.
The Nasdaq U.S. Rising Dividend AchieversTM INDEX ("Nasdaq Index") is a product of Nasdaq, Inc. (which with its affiliates is referred to as the "Nasdaq"). Nasdaq® and NASDAQ U.S. RISING DIVIDEND ACHIEVERSTM are trademarks of Nasdaq. The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and Transamerica in connection with the FTIS Index and Transamerica Structured Index Advantage® products.

The Value Line Dividend Index (“Value Line Index”) is a product of Value Line, Inc. (“Value Line”). VALUE LINE® and VALUE LINE DIVIDEND INDEXTM are trademarks of Value Line. The foregoing index and trademarks have been licensed for use for certain purposes by FTIS and Transamerica in connection with the FTIS Index and Transamerica Structured Index Advantage® products. The FTIS Index is not sponsored, endorsed, recommended, sold or promoted by Value Line and Value Line makes no representation regarding the advisability of investing in the FTIS Index.
BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. Bloomberg Finance L.P., BISL, and their affiliates (“Bloomberg”) are not affiliated with First Trust. Bloomberg’s relationship to First Trust is only (1) in the licensing of the FIRST TRUST® and FIRST TRUST EQUITY EDGE INDEXTM trademarks and (2) to act as the administrator and calculation agent of the FTIS Index. Bloomberg does not guarantee the timeliness, accurateness, or completeness of the FTIS Index or any data or information relating thereto and shall have no liability in connection with the FTIS Index or any data or information relating thereto.
Transamerica Structured Index Advantage® products is not issued, sponsored, endorsed, sold, recommended, or promoted by First Trust, Bloomberg, Nasdaq, Value Line, or their respective affiliates (collectively, the “Companies”). The Companies have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to Transamerica Structured Index Advantage® products. The Companies make no representation or warranty, express or implied, to the owners of any product based on the FTIS Index, Nasdaq Index, or Value Line Index, or to any member of the public regarding the advisability of investing in securities generally or in products based on the FTIS Index, Nasdaq Index, or Value Line Index particularly, or the ability of the FTIS Index, Nasdaq Index, or Value Line Index to track general stock market performance. The Companies’ only relationship to Transamerica is in the licensing of the certain trademarks, trade names, and service marks and the use of the FTIS Index, Nasdaq Index, and Value Line Index, which are determined, composed and calculated without regard to Transamerica or Transamerica Structured Index Advantage® products. The Companies have no obligation to take the needs of Transamerica, or the owners of Transamerica Structured Index Advantage® products, or the sponsors or owners of products based on the FTIS Index, Nasdaq Index, or Value Line Index into consideration when determining, composing, or calculating the FTIS Index, Nasdaq Index, or Value Line Index. The Companies are not responsible for and have not participated in the determination or calculation of Transamerica Structured Index Advantage® products. There are no assurances from the Companies that products based on the FTIS Index, Nasdaq Index, or Value Line Index will accurately track index performance or provide positive investment returns. The Companies are not investment advisors. Inclusion of a security or financial instrument within an index is not a recommendation by the Companies to buy, sell, or hold such security or financial instrument, nor is it considered to be investment advice.
THE COMPANIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, COMPLETENESS, AND/OR UNINTERRUPTED CALCULATION OF TRANSAMERICA STRUCTURED INDEX ADVANTAGE® INCOME ANNUITY, FTIS INDEX, NASDAQ INDEX, VALUE LINE INDEX, OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. THE COMPANIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS IN TRANSAMERICA STRUCTURED INDEX ADVANTAGE® INCOME ANNUITY, FTIS INDEX, NASDAQ INDEX, OR VALUE LINE INDEX. THE COMPANIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY OWNERS OF TRANSAMERICA STRUCTURED INDEX ADVANTAGE® INCOME ANNUITY OR OF PRODUCTS BASED ON THE FTIS INDEX, NASDAQ INDEX, OR VALUE LINE INDEX, OR BY ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FTIS INDEX, NASDAQ INDEX, OR VALUE LINE INDEX, OR ANY DATA INCLUDED THEREIN. THE COMPANIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO TRANSAMERICA STRUCTURED INDEX ADVANTAGE® INCOME ANNUITY, FTIS INDEX, NASDAQ INDEX, VALUE LINE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE COMPANIES BE SUBJECT TO ANY DAMAGES OR HAVE ANY LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES OR LOSSES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN TRANSAMERICA AND THE COMPANIES.

iSHARES® RUSSELL 2000 ETF
The iShares® Russell 2000 ETF is distributed by BlackRock Investments, LLC. iShares® and BlackRock®, and the corresponding logos, are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license. BlackRock has licensed certain trademarks and trade names of BlackRock to Transamerica Life Insurance Company (TLIC) for certain purposes. TLIC’s products and services are not sponsored, endorsed, sold, or promoted by BlackRock, and purchasers of such products do not acquire any interest in the iShares® Russell 2000 ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by TLIC or any member of the public regarding the advisability of purchasing any product or service offered by TLIC. BlackRock has no obligation or liability for any errors, omissions, interruptions or use of the iShares® Russell 2000 ETF or any data related thereto, or in connection with the operation, marketing, trading or sale of any TLIC product or service offered by TLIC.
iSHARES® U.S. TECHNOLOGY ETF
The iShares® U.S. Technology ETF is distributed by BlackRock Investments, LLC. iShares® and BlackRock®, and the corresponding logos, are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license. BlackRock has licensed certain trademarks and trade names of BlackRock to Transamerica Life Insurance Company (TLIC) for certain purposes. TLIC’s products and services are not sponsored, endorsed, sold, or promoted by BlackRock, and purchasers of such products do not acquire any interest in the iShares® U.S. Technology ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by TLIC or any member of the public regarding the advisability of purchasing any product or service offered by TLIC. BlackRock has no obligation or liability for any errors, omissions, interruptions or use of the iShares® U.S. Technology ETF or any data related thereto, or in connection with the operation, marketing, trading or sale of any TLIC product or service offered by TLIC.

APPENDIX D
STATE VARIATIONS
This appendix describes modifications to the Policy required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Policies we issue. References to certain state’s variations do not imply that we actually offer Policies in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders. The Company will amend this prospectus upon notification of any additional variations received from one or more state insurance departments.
California. The Policy may be canceled by returning the policy form. A refund will be paid within 30 days from the date notice of cancellation was received and refund will include any fees or charges. Owners age 60 or above have a 30 day right to cancel period. Owners age 60 or above also have the option to elect immediate investment in investment options of their choice, and receive Policy Value if they cancel; or, they may allocate the initial premium payment to the Fixed Holding Account for 35 calendar days at the end of which the Policy Value is moved to the investment options of their choice, and they would receive return of premium if they cancel.
No Nursing Care and Terminal Condition Waiver or Unemployment Waiver.
The minimum amount that will be paid on Surrender is equal to the sum of (1) and (2), where: (1) is the Fixed Account portion of the Minimum Required Cash Value, equal to the greater of (a) and (b), where: (a) equals 87.5% of premiums and transfers to the Fixed Account and Fixed Holding Account, less prior requested withdrawals and transfers from the Fixed Account and Fixed Holding Account, less a $50 deduction at the beginning of each Policy Year, all accumulated at the Minimum Nonforfeiture Interest Rate; and (b) equals the present value of the Fixed Account and Fixed Holding Account portions of the maturity value of the paid up annuity benefit which would provided at maturity. (2) is equal to the Index Account portion of the Policy Value less the surrender charge attributable to the Index Account(s).
Restrictions on assignments are not permitted. Restrictions on ownership changes are not permitted unless the Policy is issued as a tax‑qualified annuity, in which case ownership may be restricted pursuant to applicable federal and state laws and regulations.
Florida. Owners have a 21 day right to cancel period. The Annuity Commencement Date is not allowed until after the first Policy Anniversary. If the Company defers payments or transfers from the Policy, the interest rate will be the Moody’s Corporate Bond Yield Average – Monthly Average Corporate as of the date the request or claim is received. The service charge will be deducted from the Policy Value’s earnings, if available. Misstatement of Age: Income Advantage rider will not terminate due to misstatement of age.
Oregon. During the right to cancel period, the Owner will receive return of premium. A Fixed Account will always be offered. The unemployment waiver is not available. No Premium Tax assessed. The guaranteed minimum effective annual interest rate is 1.00%. Deferment of annuity payments is not permitted.
South Carolina. During the right to cancel period, the Owner will receive return of premium for non-replacement policies.

D-1

APPENDIX E
HYPOTHETICAL ADJUSTED WITHDRAWALS - INCOME ADVANTGE RIDER

This appendix explains the material features of the Income Advantage rider.
When a withdrawal is taken, two parts of the Guaranteed Lifetime Withdrawal Benefit can be affected:
1.
Withdrawal Base (“WB”); and
2.
Rider Withdrawal Amount (“RWA).

Withdrawal Base. Gross withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base. Gross withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base by an amount equal to the greater of:
1)
the excess withdrawal amount; and
2)
a pro rata amount, the result of (A * B) / C, where:
A
is the excess withdrawal (the amount in excess of the rider withdrawal amount remaining prior to the withdrawal);
B
is the withdrawal base prior to the withdrawal of the excess amount; and
C
is the Policy Value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.
The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under a Guaranteed Lifetime Withdrawal Benefit. The withdrawal percentages shown may not be available on all riders. For information regarding a specific rider, please refer to that rider section in this prospectus.
Example 1 (Base):
Assumptions:
Income has already been declared
Optional Step-Up Benefit was not elected
WB = $100,000
Withdrawal Percentage = 5%
RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base) Gross withdrawal (“GPWD”) = $5,000
Excess withdrawal (“EWD”) = None Policy Value (“PV”) = $90,000
Question: Is any portion of the withdrawal greater than the rider withdrawal amount?
No. There is no excess withdrawal under the guarantee since no more than $5,000 is withdrawn.
Result. In this example, because no portion of the withdrawal was in excess of $5,000, the withdrawal base does not change.
Example 2 (Excess Withdrawal):
Assumptions:
Income has already been declared
Optional Step-Up Benefit was not elected
WB = $100,000
Withdrawal Percentage = 5%
RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base) GPWD = $7,000
EWD = $2,000 ($7,000 - $5,000) PV = $90,000

NOTE. For the Guaranteed Lifetime Withdrawal Benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,000, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).

E-1

HYPOTHETICAL ADJUSTED WITHDRAWALS -
INCOME ADVANTAGE RIDER — (Continued)
New withdrawal base:
Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater. Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.
1.
The formula is (EWD * WB before any adjustments) / (PV – 5% withdrawal)
2.
($2,000 * $100,000) / ($90,000 - $5,000) = $2,352.94
Step Three. Which is larger, the actual $2,000 excess withdrawal or the $2,352.94 pro rata amount?
$2,352.94 pro rata amount.
Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based?
$100,000 - $2,352.94 = $97,647.06
Result. The new withdrawal base is $97,647.06 New rider withdrawal amount:
Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.
Question: What is the new rider withdrawal amount?
$97,647.06 (the adjusted withdrawal base) * 5% = $4,882.35
Result. Going forward, the maximum You can take out in a year is $4,882.35 without causing an excess withdrawal for the guarantee and further reduction of the withdrawal base.

E-2

APPENDIX F
HYPOTHETICAL EXAMPLE OF THE WITHDRAWAL BASE CALCULATION – INCOME ADVANTAGE RIDER
The following table demonstrates, on a purely hypothetical basis, the withdrawal base calculation for the Income Advantage rider using an initial premium payment of $100,000 for a Single Life Option Base GLWB rider (no step-up benefit) at an issue age of 80. All values shown are post transaction values. The assumed withdrawal percentage in the example below is 6.50%.

Rider Year	Hypothetical Policy Value	Subsequent Premium Payment	Withdrawal	Excess WB Adjustment	Withdrawal Base	Rider Withdrawal Amount
	$100,000	$	$		$$100,000	$
1	$100,100	$	$		$$100,000	$
1	$100,250	$	$		$$100,000	$
1	$100,150	$	$		$$100,000	$
1	$100,300	$	$		$$100,000	$
1	$100,350	$	$		$$100,000	$
1	$100,335	$	$		$$100,000	$
1	$100,536	$	$		$$100,000	$
1	$100,637	$	$		$$100,000	$
1	$100,687	$	$		$$100,000	$
1	$100,657	$	$		$$100,000	$
1	$100,656	$	$		$$100,000	$
1	$100,757	$	$		$$100,000	$
2	$100,908	$	$		$$100,000	$
2	$100,807	$	$		$$100,000	$
2	$100,958	$	$		$$100,000	$
2	$101,008	$	$		$$100,000	$
2	$100,993	$	$		$$100,000	$
2	$151,195	$50,000	$		$$150,000	$
2	$151,346	$	$		$$150,000	$
2	$151,422	$	$		$$150,000	$
2	$151,377	$	$		$$150,000	$
2	$151,375	$	$		$$150,000	$
2	$151,526	$	$		$$150,000	$
2	$151,753	$	$		$$150,000	$
3	$151,601	$	$		$$150,000	$
3	$151,828	$	$		$$150,000	$
3	$151,904	$	$		$$1,500,00[1]	$9,750
3	$151,881	$	$		$$150,000	$9,750
3	$152,185	$	$		$$150,000	$9,750
3	$132,337		$$20,000	$10,783	$139,217	$
3	$132,403	$	$		$$139,217	$
3	$132,363	$	$		$$139,217	$
3	$132,362	$	$		$$139,217	$
3	$132,494	$	$		$$139,217	$
3	$132,693	$	$		$$139,217	$
3	$132,560	$	$		$$139,217	$9,049
Income Declared(1)

F-1

APPENDIX G
HISTORICAL RATES FROM RATE SHEET SUPPLEMENTS

As of the date of this prospectus, there are no historical rates from Rate Sheet Supplements that are no longer effective. This appendix will be updated in the future to contain historical rates for prior Rate Sheet Supplements.

G-1

APPENDIX H
FINANCIAL INTERMEDIARY VARIATIONS
Transamerica Structured Index Advantage® Income Annuity (RILA) (the “Policy”)

This appendix describes variations in the availability of Allocation Accounts, Policy benefits, and other Policy features – including restrictions, limitations, and other variations – which are not otherwise described in the prospectus and may apply depending on the broker-dealer through which the Policy is sold.
Please note that there may be other financial intermediary variations not described below or otherwise in the prospectus. For example, your financial intermediary may not recommend a particular Investment Option or benefit to you. Any such other financial intermediary variations are unknown to Transamerica, and due to several factors (e.g., the manner in which financial intermediaries make recommendations, and the terms of our selling agreements), Transamerica does not believe it can obtain information about them without unreasonable effort or expense.
You should discuss with your financial professional any limitations, restrictions, or other variations related to the Investment Options, Policy benefits, or other Policy features that may apply through your financial professional’s broker-dealer. In some cases, an option not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available, please contact your financial intermediary or our Administrative Office.
Kestra Investment Management, LLC
Does not allow corporate ownership.

LPL Financial LLC
Does not allow custodial ownership.

Morgan Stanley Wealth Management
Does not allow new Owners over age 75.

PNC Wealth Management LLC
Does not allow Owners to select any of the following Investment Options:
Fidelity World Factor Leaders IndexSM 0.5% AR
First Trust Equity Edge IndexTM

Robert W. Baird & CO. Inc
Does not allow Owners to select any of the following Investment Options:
Fidelity World Factor Leaders IndexSM 0.5% AR

Wells Fargo
Requires owners to select Asset Rebalance

H-1

WHERE TO FIND ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) dated May 6, 2026 contains more information about the Company and the Policy. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is posted on our website, transamerica.com/individual/annuities/registered-index-linked-annuities. For a free paper copy of the SAI, to request other information about the Policy, and to make investor inquiries call us at (800) 525-6205 or write us at:
Transamerica Life Insurance Company
6400 C Street SW
Cedar Rapids, IA 52499

Reports and other information about the Insurance Company are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier No: C000270475

STATEMENT OF ADDITIONAL INFORMATION

TRANSAMERICA STRUCTURED INDEX ADVANTAGE® INCOME ANNUITY
An Individual Flexible Premium Deferred Index-Linked Annuity Policy with Guaranteed Lifetime Withdrawal Benefit
Issued by Transamerica Life Insurance Company

Transamerica Life Insurance Company
6400 C Street SW
Cedar Rapids, IA 52499
This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Transamerica Structured Index Advantage® Income Annuity (the “policy”) offered by Transamerica Life Insurance Company (“us,” “we,” “our,” or “Company”). You may obtain a copy of the current prospectus, dated May 6, 2026, by calling (800) 525-6205, or writing us at the addresses listed above. The prospectus sets forth information that an investor should know about the policy. Special terms used in this Statement of Additional Information but not defined herein have the same meaning as in the prospectus.
This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectus for the policy.

Dated: May 6, 2026

1

2

INFORMATION ABOUT US
Transamerica Life Insurance Company, located at 6400 C Street SW, Cedar Rapids, Iowa 52499, is the insurance company issuing the policy.
We are engaged in the sale of life insurance and annuity policies. Transamerica Life Insurance Company is a stock life insurance company that was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company Inc., and is licensed in the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands and all states except New York. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.
Cybersecurity (continued from “Principal Risks” section of the Prospectus)
The increasing digitalization of the financial services landscape has intensified the financial and reputational risk presented by cybersecurity threats. As our business becomes more technology driven and our digital reliance increases, we become a greater target for cybercriminals, and more vulnerable to threats such as ransomware attacks.
What Transamerica is Doing
Transamerica maintains a well-documented information security program which is based on ISO 27000 series and incorporates aspects of COBIT, NIST, SANS, as well as other industry-recognized frameworks and standards. The program is designed to protect the infrastructure, information systems, and the information in Transamerica’s systems from unauthorized access, use, or other malicious acts by enabling the organization to identify risks, implement appropriate protections, and detect and respond to cybersecurity events. Transamerica has established strong security policies, procedures, guidelines, and standards that are reviewed regularly for compliance with applicable laws, regulations, and alignment with industry standards. Our cybersecurity program covers aspects of security management: data handling and classification; access controls and identity management; business continuity and disaster recovery; configuration management; asset management; risk assessment; data disposal; information security incident response; system operations; vulnerability and patch management; system, application, and network security and monitoring; systems and application development and performance; physical and environmental controls; data privacy; vendor and third- party service provider management; consistent use of multi-factor authentication; cybersecurity awareness training; and encryption.
We continue to take steps to strengthen our information security program, infrastructure, and ability to respond to cyberattacks, for example, by further developing our information security teams and strengthening controls. Transamerica’s Risk Management teams also periodically assess known potential cyber risk factors, together with the first line functions such as the Security Operations Center, with known trends or material incidents reported to Transamerica’s Management and Supervisory Boards as necessary.

3

Information Security and Privacy Regulation
Transamerica’s businesses are regulated with respect to information security, data breach response, privacy, and data use at both the federal and state levels. At the federal level, various Transamerica companies are subject to the Gramm-Leach-Bliley Act (GLBA), the Fair Credit Reporting Act (FCRA), and the Health Insurance Portability and Accountability Act (HIPAA), amongst other laws. At the state level, Departments of Insurance and Financial Services typically administer a series of privacy and information security laws, guidance, and regulations that impact several Transamerica businesses. New York Department of Financial Services Rule 500 (NYDFS Rule 500). amended its Part 500 Cybersecurity Rules to adopt heightened information security requirements in relation to areas such as cybersecurity governance, cybersecurity risk assessments, and incident reporting with staggered compliance dates with the last one ending in Nov of 2025. In addition, in recent years numerous state legislatures have passed or have attempted to pass additional, more broad-based general consumer privacy laws, such as the California Consumer Privacy Act. Additional laws and regulations with respect to these topics are also anticipated to be promulgated and to go into effect in the coming years, and they may be administered by new or different state agencies or by the offices of state Attorneys General. The White House, SEC, and other regulators have also increased their focus on companies’ cybersecurity vulnerabilities and risks, including in relation to third-party service providers. The SEC adopted the Cybersecurity Risk Management, Strategy, Governance, and Incident Disclosure by Public Companies in 2023 (the “Rule”). The Rule enhances and standardizes disclosures for public companies with regard to their cybersecurity risk strategy, management, and governance. The Rule also requires the reporting of a cybersecurity incident within four business days of determining that an incident is deemed material. In 2024, the SEC also amended Regulation S-P, the implementing regulation for GLBA applicable to broker-dealers, investment companies, registered investment advisers, and transfer agents. The Amendments include new requirements related to incident response programs, customer notifications of data breaches, service provider oversight, and other related matters. In September 2024, the Department of Labor (DOL) released an update to its 2021 cybersecurity guidance for plan sponsors, fiduciaries, recordkeepers and plan participants. This guidance has now been updated to confirm that the agency’s 2021 guidance generally applies to ERISA-covered employee benefit plans, including health and welfare plans.
Operational Risks
A computer system failure or security breach of Transamerica’s IT systems or that of critical third parties may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect Transamerica’s results of operations, financial condition, and cash flows.
Transamerica relies heavily on computer and information systems and internet and network connectivity (collectively, “IT systems”) to conduct a large portion of its business operations. This includes the need to implement procedures designed to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through customers, business partners, (semi-) governmental agencies and third-party service providers. Computer system failures, cyber-crime attacks, or security or data privacy breaches may materially disrupt Transamerica’s business operations, damage Transamerica’s reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect Transamerica’s results of operations, financial condition and cash flows.
The information security risk that Transamerica faces includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack Transamerica’s systems and information and potentially demand ransom. It also includes inside threats, both malicious and accidental. For example, human error, bugs and vulnerabilities that may exist in Transamerica’s systems or software, unauthorized user activity, and lack of sufficiently automated processing or sufficient logging and monitoring can result in improper information exposure or failure or delayed detection of such activity in a timely manner. Transamerica also faces risk in this area due to its reliance in many cases on third-party systems, any of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by Transamerica or its subsidiaries may not adequately secure their own IT systems or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target Transamerica and applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.

4

In recent years, information security risk has increased due to a number of developments in how information systems are used, not only by companies such as Transamerica, but also by society in general. Threats have increased in frequency and magnitude, and are expected to continue to increase, as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can potentially exploit. Transamerica also faces increased cybersecurity risks due to the number of Transamerica’s and Transamerica’s service providers’ and partners’ employees who are working remotely, which creates additional opportunities for cybercriminals to launch social engineering attacks and exploit vulnerabilities in non-corporate IT environments. The White House, SEC and other regulators have also increased their focus on cybersecurity vulnerabilities and risks.
Large financial institutions such as and including Transamerica have been, and will continue to be, subject to information security attacks. The nature of these attacks will also continue to be unpredictable, and in many cases, may arise from circumstances that are beyond Transamerica’s control. Attackers are also increasingly using tools and techniques that are specifically designed to circumvent controls, to evade detection and even to remove or obfuscate forensic evidence. As a result, Transamerica may be unable to timely or effectively detect, identify, contain, investigate or remediate IT systems in response to future cyberattacks. Especially if and to the extent Transamerica fails to adequately invest in defensive infrastructure, timely response capabilities, technology, controls and processes, or to effectively execute against its information security strategy, it may suffer material adverse consequences.
Transamerica maintains cyber liability insurance to help decrease the financial impact of cyber-attacks and information security events, subject to the terms and conditions of the policy; however, such insurance may not be sufficient to cover applicable losses that Transamerica may suffer.
A breach of data privacy or security obligations may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect financial conditions and results of operations.
Pursuant to applicable laws, various government and semi-governmental and other administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential or sensitive information held by Transamerica. Notably, certain of Transamerica’s businesses are subject to laws and regulations enacted by US federal and state governments and/or various regulatory organizations relating to the privacy and/or information security of the information of customers, employees or others.
Numerous other legislators and regulators with jurisdiction over Transamerica’s businesses are considering or have already enacted enhanced information security risk management and privacy laws and regulations, with the overall number and scope of such laws and regulations continuing to increase year over year. A number of Transamerica companies are also subject to contractual restrictions with respect to the use and handling of the sensitive information of Transamerica’s clients and business partners.
Transamerica, and its employees, third-party providers and business partners have access to, and routinely process, the personal information of consumers and employees. Transamerica relies on a large number of processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, Transamerica, its systems, employees and business partners. It is possible that Transamerica or  its third parties could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Transamerica’s data or data in its possession could also be the subject of an unauthorized information security attack. If Transamerica fails to maintain adequate processes and controls or if Transamerica or its business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage Transamerica’s reputation or lead to increased regulatory scrutiny or civil or criminal penalties or (class action) litigation, which, in turn, could have a material adverse effect on Transamerica’s business, financial condition and results of operations.
In addition, Transamerica analyzes personal information and customer data to better manage its business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such information may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over Transamerica or its subsidiaries in recent years, and more similar obligations are likely to be imposed in the near future across Transamerica’s operations. Such restrictions and obligations could have material impacts on Transamerica’s business, financial conditions and results of operations.

5

THE POLICY — GENERAL PROVISIONS
In order to supplement the description in the prospectus, the following provides additional information about us and the policy, which may be of interest.
Due Proof of Death
Due proof of death of the Annuitant is proof that the Annuitant died prior to the commencement of annuity payments or during a time that the death benefit was otherwise payable. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us will constitute due proof of death.
Non-Participating
The policy will not share in our surplus earnings; no dividends will be paid.
Employee and Agent Purchases
The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of ours or our affiliated companies or their immediate family. In such a case, we may, at our sole discretion, credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs we experience on those purchases. We may offer certain employer sponsored savings plans, reduced fees and charges including, but not limited to the annual service charge and the surrender charges, for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any Owner.
Default Option
Under certain circumstances as described in the prospectus, your premium payment or Policy Value will be automatically allocated to the Fixed Account Option, which is currently the Default Option. We reserve the right to change the Default Option (including to an Index Account Option), but will not change the Default Option without first amending the prospectus.
Annuity Payment Options
During the lifetime of the Annuitant and before the Annuity Commencement Date, the Owner may choose an Annuity Payment Option or change the election but notice of any election or change of election must be received by us in good order at least thirty (30) days before the Annuity Commencement Date (elections less than 30 days require prior approval). If no election is made before the Annuity Commencement Date, annuity payments will be made under Life Income with fixed payments for 10 years certain using the existing Policy Value or the Fixed Account and Fixed Holding Account portions of the Minimum Required Cash Value plus the Index Account(s) portion of the Policy Value, if greater, to purchase one or more fixed income options. The default options may be restricted with respect to Qualified Policies.
The person who elects an Annuity Payment Option can also name one or more Beneficiaries to receive any unpaid, guaranteed amount at the death of the Annuitant. Naming these Beneficiaries cancels any prior choice of a Beneficiary.
A payee who did not elect the Annuity Payment Option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.
Adjusted Age. For the Life Income and Joint and Survivor Annuity Payment Options, the adjusted age is the Annuitant’s actual age nearest birthday, on the Annuity Commencement Date, adjusted as described in your policy. This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

6

Fixed Payment Options. The dollar amount of the fixed annuity payments will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. Annuity payments for the guaranteed fixed income options of Income for a Specified Period and Income of a Specified Amount are based on the minimum guaranteed interest rate of 0.25%. Annuity payments for the guaranteed fixed income options of Life Income and Joint and Survivor are based on the minimum guaranteed interest rate of 0.25% and the “Annuity 2000” (male, female and unisex if required by law) mortality table projected for improvement using projection scale G. The rates were projected dynamically using an assumed Annuity Commencement Date of 2020. The “Annuity 2000” mortality rates are adjusted based on improvements in mortality to more appropriately reflect increased longevity. For certain Qualified Policies the use of unisex mortality tables may be required.

7

ADDITIONAL INFORMATION ABOUT INTERIM VALUE ADJUSTMENTS
Interim Value Index Credit Rate
We calculate the Interim Value Index Credit Rate using the formula below, which looks to changes in the values of certain financial instruments, including derivative instruments referencing the Index (Option Value) and fixed income instruments (Bond Reference Portfolio Yield). The values of these instruments can be affected by factors such as Index performance, volatility, and interest rates. This formula is designed to produce an estimated fair value for your investment in the Index Account Option.
The Index Credit Rate is calculated using the following formula: (1) + ((2)*(3)), where:
  Is the option rate on any Business Day prior to the end of the Crediting Period. It is determined as [C - (D * E)], where:
  C = the Option Value on any Business Day prior to the end of the Crediting Period;
  D = the Option Value on the first day of the Crediting Period; and
  E = the calendar days remaining in the Crediting Period divided by the days in the Crediting Period.
  Is the bond rate on any Business Day prior to the end of the Crediting Period. It is determined as [(1 + F)-H - (1 + G)-H], where:
  F = the Bond Reference Portfolio Yield on any Business Day prior to the end of the Crediting Period;
  G = the Bond Reference Portfolio Yield on the first day of the Crediting Period; and
  H = the calendar days remaining in the Crediting Period divided by 365.25.
  is 1 minus the calendar days remaining in the surrender charge period divided by the days in the surrender charge period.
The assets backing the Index Account Option will be invested in a combination of fixed income assets and derivatives in order to provide for the amounts credited. The Interim Value calculation accounts for changes in both of these pieces, with (1) above accounting for changes in the underlying derivatives, and (2) accounting for changes in the underlying fixed income assets. Both (1) and (2) can be either positive or negative depending on the situation. The impact of (3) is to reduce the influence the bond rate has on the interim value during the surrender charge period. This helps to better align interim values with the way we invest. Note that (1) can be negative even if there is positive Index performance because of changes in market variables, such as volatility. The Interim Value is designed to approximate the change in market value of the liability at a given point in time and does not relate directly to the underlying assets and derivative instruments used to manage the risks. Although there may be changes from time to time in the underlying investment strategy, these are not expected to change the calculation.
Calculating Option Value
The Option Values in (1) will be the fair value of hypothetical derivatives that match the policyholder payoff. The derivatives used in the fair value calculation will depend on the upside and downside payoff types the policyholder chooses. All Index Account Option payoffs can be classified as basic or enhanced. The basic options include all Index Account Options other than Best Entry. Best Entry is classified as an enhanced option. The Option Values for both Basic and Enhanced Index Account Options are dependent on the input market volatilities, interest rates, and dividends, which will all be provided by a third-party data provider.
For all basic options, the market standard Black Scholes model will be used to find the fair value of the derivatives. For these options, the upside type can be treated as a combination of call options. The downside types can be treated as combinations of put options. The total Option Value is the sum of the upside type derivatives and the downside type derivatives. Please see section “Derivatives Descriptions” below for a definition of each of these derivatives.
For an Index Account Option with Cap and Buffer, the Option Value can be decomposed into two call options and one put option. The call options value the potential for Index gains up to the pre-specified Cap, while the put option values the protection the Buffer provides. The fair value is calculated as:
Fair Value = (at-the-money call) - (out-of-the-money call) - (out-of-the-money put)
For an Index Account Option with Participation and Buffer, the Option Value can be decomposed into a single call option and one put option. The call option values the potential for Index gains using the pre-specified Participation Rate, while the put option values the protection the Buffer provides. The fair value is calculated as:
Fair Value = Participation Rate x (at-the-money call) - (out-of-the-money put)

8

For an Index Account Option with Edge and Edge+ and Buffer, the Option Value can be decomposed into two binary call options and one put option. The binary call options value the potential for Index gains based on the Edge Rate and Edge+ Rate, while the put option values the protection the Buffer provides. The fair value is calculated as:
Fair Value = (in-the-money binary call) * Edge Rate + (at-the-money binary call) * (Edge+ Rate - Edge Rate) - (out-of-the-money put)
For the Growth Opportunity Types that are designated as “Credit Advantage,” the Credit Advantage options are valued similarly to the non-Credit Advantage Growth Opportunity Types, but with different parameters.
For Best Entry Enhanced Index Account Options, the payoffs cannot be broken down into vanilla options because the underlying options can be reset based on the Index path over the Crediting Period. The Initial Index Price can be reset if the Index falls below the Best Entry Reset Threshold on any Observation Day(s) based on the Observation Frequency. Because these options are path dependent, there is no applicable closed-form solution like Black-Scholes. These Index Account Options will require the use of more complex methods to price. The Monte Carlo simulation method will be used to price these options. A market standard model that can describe all possible Index move trajectories is calibrated to relevant financial market inputs. The model is used to generate large numbers of possible Index paths. Along each path, the option payout is derived using the simulated Index value. The average of option payouts of all paths is taken as the value of the option. However, once a Best Entry option is beyond the last Observation Day, the Initial Index Value can no longer reset and will become like a portfolio of vanilla options. Only after the last Observation Day has ended can the Best Entry Index Account Option be valued using Black-Scholes. Before the last Observation Day, Best Entry must be valued using the Monte Carlo method mentioned above.
Derivative Descriptions
At-the-money call: The option to buy a position in the Index on the term end date at a strike price equal to the Initial Index Value. On the Crediting Period end date, the option’s value is the maximum of the Final Index Value minus the Initial Index Value and 0.
At-the-money binary call: An option granting a fixed payoff if the final Index Value is greater than or equal to the initial Index Value. A payoff of 0 is received if the final Index Value is less than the initial Index Value.
In-the-money binary call: An option granting a fixed payoff if the final Index Value is greater than or equal to the strike price where the strike price is less than the Initial Index Value. A payoff of 0 is received if the final Index Value is less than the strike price.
Out-of-the-money call: The option to buy a position in the Index on the term end date at a strike price greater than the Initial Index Value. On the Crediting Period end date, the option’s value is the maximum of the Final Index Value minus the strike price and 0.
Out-of-the-money put: The option to sell a position in the Index on the term end date at a strike price less than the Initial Index Value. On the term end date, the option’s value is the maximum of the strike price minus the Final Index Value and 0.
Calculating Bond Reference Portfolio Yield
The fixed income index used to calculate (2) will be the Bloomberg Barclays US Corporate Index. (2) will not differ by crediting type but will be the same for each segment with identical tenor and term start date. If the index value is not published on the Interim Value calculation date, the close price of the previous Business Day will be used. Should the fixed income index be discontinued, Transamerica reserves the right to choose an appropriate replacement.

9

Example of Interim Value Calculations
Several examples of the Interim Value calculation are shown below. These examples assume $100,000 is allocated to a Basic Index Account Option, of which 2% is used by us to buy options. The Crediting Period is assumed to be 3 years as well for the examples, and the initial Bond Reference Portfolio Yield is assumed to be 2%.
  Example 1 illustrates the calculation at the start of the period, prior to any economic changes. As expected, the Interim Value is equal to the initial $100,000 allocation.
  Example 2 shows what happens when the Option Value increases. One of the primary reasons that this would occur would be the situation where the underlying Index has increased in value, however there could be other reasons, e.g., due to changes in volatility, interest rates, etc. This example also assumes that there is one year remaining. As expected, the increase in Option Value leads to an Interim Value that is higher than the original $100,000 allocation.
  Example 3 is similar to Example 2 except it shows the situation where the Option Value has decreased, and also there is more time left. As expected, the Interim Value declines in this situation due to the decline in option values.
  Example 4 illustrates what happens when the Bond Reference Portfolio Yield increases 2%. In this case, the underlying fixed income asset values decrease, but the Interim Value increases due to the grading factor which reduces the influence of the bond rate on the Interim Value.

	Example 1	Example 2	Example 3	Example 4
Initial Allocation	100,000	100,000	100,000	100,000
C = current Option Value	2.00%	4.00%	-5.00%	2.00%
D = Option Value on first day of Crediting Period	2.00%	2.00%	2.00%	2.00%
Length of crediting period (calendar days):	1,095	1,095	1,095	1,095
# of days calendar days remaining:	1,095	365	730	730
E = ratio	1	0.33333	0.66667	0.66667
Bond Reference Portfolio Yield
F = Current day	2.00%	2.00%	2.00%	4.00%
G = First day of Crediting Period	2.00%	2.00%	2.00%	2.00%
H = Calendar Days remaining/365.25	2.9979	0.9993	1.9986	1.9986
Length of surrender charge period (calendar days):	2,190	1,460	1,825	1,825
# of days (calendar days) in surrender charge period:	2,190	2,190	2,190	2,190
(1)	—	0.03333	-0.06333	0.00667
(2)	—	—	—	-0.03659
(3)		0.3333	0.16667	0.16667
A = Index Base	100,000	100,000	100,000	100,000
B = Index Credit Rate	—	0.03333	-0.06333	0.00057
Interim Value	100,000	103,333	93,667	100,057

10

Example of Option Value Calculations
The following examples show how the Option Value can change in a Crediting Period. For all these examples, assume investment in a Basic Index Account Option, the Crediting Period is 3 years, the Index is S&P 500® Index with Initial Index Value = 3,000, the Cap Rate is 50%, and the Buffer Rate is 15%. For each example, note that the volatility will vary depending on the option being valued, however the volatility is assumed to be the same within each of these examples for simplicity.
  Example 5 shows the Option Value at the start of the Term. This is “D” in the Interim Value Index Credit Rate formula. Please note that there is no Interim Value on the first date of the Crediting Period.
  Example 6 shows the Option Value 1 year into the Crediting Period, assuming the Index has fallen -10% since inception. Please note that even though the negative return is less than the buffer, the Option Value adjustment to the Interim Value (shown as (1) in the Interim Value Index Credit Rate) is negative.
  Example 7 shows the Option Value 2 years into the Crediting Period, assuming the Index return is 0.33%.
  Example 8 shows the Option Value 2 years into the Crediting Period, assuming the Index return is 13.33%.

	Example 5	Example 6	Example 7	Example 8
Current Index Level	3,000	2,700	3,010	3,400
Index Return	0.00%	-10.00%	0.33%	13.33%
Volatility	20.00%	35.00%	10.00%	15.00%
Interest Rate	0.50%	0.45%	0.60%	0.55%
Dividend	1.00%	0.50%	1.50%	1.30%
Time Remaining	3	2	1	1
At-the-money call option (a)	12.72%	15.34%	3.67%	12.68%
Out-of-the-money call option(b)	2.24%	4.84%	0.00%	0.18%
More out-of-the-money put option (c)	6.87%	16.24%	0.23%	0.15%
Option Value(e) = a - b - c	3.61%	-5.74%	3.44%	12.35%
Option rate	N/A	-8.15%	2.23%	11.14%

11

Additional Examples of Interim Value Adjustments
The examples below are intended to help you further understand how your gains and losses will be calculated before the end of a Crediting Period compared to the end of the Crediting Period. They are also intended to help you further understand how certain events, such as withdrawals and fees taken from an Index Account Option before the end of its Crediting Period, can negatively impact the value of an investment.
The examples in this appendix are organized as follows:
  Under “Growth Opportunity Types in Rising Markets,” the example helps show how an investment in an Index Account Option could be impacted by a rising market.
  Under “Buffer in Falling Markets,” the example helps show how an investment in an Index Account Option could be impacted by a falling market.
  Under “Basic Index Account Option in Volatile Market,” the examples help show how volatile markets can impact an investment in a Basic Index Account. These examples also help show how an investment can be negatively impacted by transactions (including withdrawals and fees and charges) that are processed based on Interim Values and by negative adjustments to an Index Base.
  Under “Best Entry Index Account Option in Rising and Falling Market,” the examples help show how a rising or falling market can impact an investment in a Best Entry Enhanced Index Account Option. These examples also show how a Credit Advantage Cap (which involves an additional fee) can impact your investment.
  Under “Credit Advantage Cap and Buffer in Volatile Market,” the examples help show how volatile markets can impact an investment with Credit Advantage Cap (which involves an additional fee) and Buffer as part of the example. Likewise, these examples also help show how an investment can be negatively impacted by transactions (including withdrawals and fees and charges) that are processed based on Interim Values and by negative adjustments to an Index Base.
  Under “Triple Edge Advantage Index Account Option in Rising and Falling Market,” the examples are intended to show you Index Account Option values during and at the end of a one-year Crediting Period assuming a positive Index Change or negative Index Change less than the Buffer Rate to illustrate when an Edge+ or Edge rate is applied, and a negative Index Change in excess of the Buffer Rate to illustrate when a Buffer is applied.

12

1. GROWTH OPPORTUNITY TYPES IN RISING MARKETS
These examples are intended to show you Index Account Option values at the end of a one-year Crediting Period assuming a positive Index change. These examples assume that you allocate $100,000 to the Basic Index Account Option Growth Opportunity Types as illustrated below. We also assume there are no withdrawals, no Credit Advantage Fees, no Guaranteed Lifetime Withdrawal Rider Fees, no Additional Death Benefit fees, and no GMDB rider fees. All illustrated values are hypothetical.
	Cap	Participation
Initial Index Value	1,000	1,000
Interim Value Index Credit Rate at 6 months	5.00%	5.00%
Interim Value at 6 months	$100,000.00 * (1 + 5.00%) = $105,000.00	$100,000.00 * (1 + 5.00%) = $105,000.00
Final Index Value	1,100	1,100
Index Change	(1100 / 1000) - 1 = +10.00%	(1100/1000) - 1 = +10.00%
Applicable Growth Opportunity Type Rate	8.00% Cap Rate	110.00% Participation Rate
Growth Opportunity Rate Applied	Lesser of 10.00% or 8.00% = +8.00%	10.00% * 110.00% = +11.00%
Interest Credited	$100,000 * +8.00% = +$8,000.00	$100,000 * +11.00% = +$11,000.00
Index Account Option Value at the end of a 1-year Crediting Period	$100,000.00 + $8,000.00 = $108,000.00	$100,000.00 + $11,000.00 = $111,000.00

2. BUFFER IN FALLING MARKETS
These examples are intended to show you Index Account Option values at the end of a one-year Crediting Period assuming a negative Index change. These examples assume that you allocate $100,000 to a Basic Index Account Option with a Buffer Rate of 10% as illustrated below. We also assume there are no withdrawals, no Credit Advantage Fees, no Guaranteed Lifetime Withdrawal Rider Fees, no Additional Death Benefit fees, and no GMDB rider fees. All illustrated values are hypothetical.

Buffer
Initial Index Value	1,000
Interim Value Index Credit Rate at 6 months	-10.00%
Interim Value at 6 months	$100,000.00 * (1 + -10.00%) = $90,000.00
Final Index Value	800
Index Change	(800 / 1000) - 1 = -20.00%
Applicable Buffer Rate	10.00%
Buffer Rate Applied	Lesser of 0.00% or (-20.00% + 10.00%) = -10.00%
Interest Credited	$100,000.00 * -10.00% = -10,000.00
Index Account Option Value at the end of a 1-year Crediting Period	$100,000.00 - $10,000.00= $90,000.00

3. BASIC INDEX ACCOUNT OPTION IN VOLATILE MARKET
These examples are intended to show you the impact of withdrawals, Guaranteed Lifetime Withdrawal Rider Fees, Additional Death Benefit fees, and GMDB rider fees to Index Account Option values, assuming both positive and negative Index changes, during a one-year Crediting Period. These examples assume that you allocate $100,000 to a Basic Index Account Option with a Cap Rate of 10% and a Buffer Rate of 10%. They assume that the Cap was not designated as Credit Advantage. They assume the step-up version of the Income Advantage Rider was selected at the maximum charge of 2.50%, that the optional Additional Death Benefit was elected at the maximum charge of 1.00% for the Additional Death Benefit Fee, and that an optional GMDB rider was elected with an applicable fee percentage of 0.50%. They also assume surrender charges are applied as illustrated below. All illustrated values are hypothetical.

Initial Index Value	1,000
Initial Index Base	$100,000.00
Initial GMDB Benefit Base	$100,000.00
Initial GLWB Benefit Base	$100,000.00
At 3 months - Interim Value Index Credit Rate	5.00%
At 3 months - Interim Value prior to GMDB Rider Fee and withdrawal	$100,000.00 * (1 + 5.00%) = $105,000.00
At 3 months - GMDB Rider Fee	$100,000.00 * 0.50% / 4 = $125.00
At 3 months - Index Base after GMDB Rider Fee and prior to withdrawal	$100,000.00 - ($100,000.00 * ($125.00 / $105,000.00)) = $99,880.95
At 3 months - Interim Value after GMDB Rider Fee and prior to withdrawal	$99,880.95 * (1 + 5.00%) = $104,875.00
At 3 months - GMDB Benefit Base after GMDB Rider Fee and prior to withdrawal	$100,000.00
At 3 months – Interim Value prior to GLWB Rider Fee and withdrawal	$104,875.00
At 3 months – GLWB Rider Fee	$100,000.00 * 2.50% / 4 = $625.00
At 3 months – Index Base after GLWB Rider Fee and prior to the withdrawal	$99,880.95 – ($99,880.95 * ($625.00 / $104,875.00)) = $99,285.71
At 3 months – Interim Value after GLWB Rider Fee and prior to withdrawal	$99,285.71 * (1 + 5.00%) = $104,250.00
At 3 months – GLWB Benefit Base after GWLB Rider Fee and prior to withdrawal	$100,000.00
At 3 months – Interim Value prior to ADB Rider Fee and withdrawal	$104,250.00
At 3 months – ADB Rider Fee	$104,250.00 * 0.35% / 4 = $91.22
At 3 months – Index Base after the ADB Rider Fee and prior to the withdrawal	$99,285.71 – ($99,285.71 * ($91.22 / $104,250.00)) = $99,198.83
At 3 months – Interim Value after ADB Rider Fee and prior to withdrawal	$99,198.83 * (1 + 5.00%) = $104,158.78
At 3 months - Surrender Charge Free Amount prior to withdrawal	10.00% * $100,000.00 = $10,000.00
At 3 months - Net Withdrawal Amount	$5,000.00
At 3 months - Withdrawal Amount subject to Surrender Charge	$5,000.00 is less than $10,000.00, so no surrender charges would apply
At 3 months - Surrender Charge applied to withdrawal	$0.00
At 3 months - Index Base after withdrawal	$99,198.83 - ($99,198.83 * ($5,000.00 / $104,158.78)) = $94,436.93
At 3 months - Interim Value after withdrawal	$94,436.93 * (1 + 5.00%) = $99,158.78
At 3 months - GMDB Benefit Base after withdrawal	$100,000.00 - ($104,158.78 * ($5,000.00 / $104,158.78)) = $95,000.00
At 3 months – GLWB Rider Free Amount prior to the withdrawal	5.00% * 100,000.00 = $5,000
At 3 months – GLWB Benefit Base after withdrawal	$100,000.00, the $5,000 withdrawal is not greater than the rider free amount, so no impact to the Benefit Base
At 3 months – ADB Rider Earnings before withdrawal	$104,158.78 - $100,000.00 = $4,158.78
At 3 months – ADB Rider Earnings after withdrawal	$4,158.78 - $5,000.00 = -$841.22
At 6 months - Interim Value Index Credit Rate	-1%
At 6 months - Interim Value prior to GMDB Rider Fee	$94,436.93* (1 + -1.00%) = $93,492.56
At 6 months - GMDB Rider Fee	$95,000.00 * 0.50% / 4 = $118.75
At 6 months - Index Base after GMDB Rider Fee	$94,436.93 - ($94,436.93 * ($118.75 / $93,492.56)) = $94,316.98
At 6 months - Interim Value after GMDB Rider Fee	$94,316.98 * (1 + -1.00%) = $93,373.81
At 6 months - GMDB Benefit Base after GMDB Rider Fee	$95,000.00
At 6 months – Interim Value prior to GLWB Rider Fee and withdrawal	$93,373.81
At 6 months – GLWB Rider Fee	$100,000.00 * 2.50% / 4 = $625.00
At 6 months – Index Base after GLWB Rider Fee and prior to the withdrawal	$94,316.98 – ($94,316.98 * ($625.00 / $93,373.81)) = $93,685.67
At 6 months – Interim Value after GLWB Rider Fee and prior to withdrawal	$93,685.67 * (1 + -1.00%) = $92,748.81
At 6 months – GLWB Benefit Base after GWLB Rider Fee and prior to withdrawal	$100,000.00
At 6 months – Interim Value prior to ADB Rider Fee and withdrawal	$92,748.81
At 6 months – ADB Rider Fee	$92,748.81 * 0.35% / 4 = $81.16
At 6 months – Index Base after the ADB Rider Fee and prior to the withdrawal	$93,685.67 – ($93,685.67 * ($81.16 / $92,748.81)) = $93,603.69
At 6 months – Interim Value after ADB Rider Fee and prior to withdrawal	$93,603.69 * (1 + -1.00%) = $92,667.65
At 8 months - Interim Value Index Credit Rate	-20.00%
At 8 months - Index Base prior to withdrawal	$93,603.69
At 8 months - Interim Value prior to withdrawal	$93,603.69 * (1 + -20.00%) = $74,882.95
At 8 months - GMDB Benefit Base prior to withdrawal	$95,000.00
At 8 months – GLWB Base prior to withdrawal	$100,000.00
At 8 months - ADB Rider Earnings prior withdrawal	$74,882.95 - $100,000 + $841.22 = -$24,275.83
At 8 months – ADB Rider Earnings after withdrawal	$0 - $13,000 = -$13,000
At 8 months – GLWB Remaining Rider Free Amount	$5,000.00 - $5,000.00 = $0
At 8 months - Surrender Charge Free Amount prior to withdrawal	$10,000.00 - $5,000.00 = $5,000.00
At 8 months - Net Withdrawal Amount	$13,000.00
At 8 months - Withdrawal Amount subject to Surrender Charge	$13,000.00 - $5,000.00 = $8,000.00
At 8 months - Surrender Charge applied to withdrawal	$8,000.00 / (1- 8.00%) - $8,000.00 = $695.65
At 8 months - Index Base after withdrawal	$93,603.69 - ($93,603.69 * ($13,695.65 / $74,882.95)) = $76,484.13
At 8 months - Interim Value after withdrawal	$76,484.13 * (1 + -20.00%) = $61,187.30
At 8 months - GMDB Benefit Base after withdrawal	$95,000.00 - ($95,000.00 * $13,695.65 / $74,882.95)) = $77,625.06
At 8 months - GLWB Benefit Base after withdrawal	$100,000.00 – (100,000.00 * $13,695.65 / $74,882.95)) = $81,710.59
At 9 months - Interim Value Index Credit Rate	10.00%
At 9 months - Interim Value prior to GMDB Rider Fee	$76,484.13* (1 + 10.00%) = $84,132.54
At 9 months - GMDB Rider Fee	$77,625.06 * 0.50% / 4 = $97.03
At 9 months - Index Base after GMDB Rider Fee	$76,484.13 - ($76,484.13 * ($97.03 / $84,132.54)) = $76,395.92
At 9 months - Interim Value after GMDB Rider Fee	$76,395.92 * (1 + 10.00%) = $84,035.51
At 9 months - GMDB Benefit Base after GMDB Rider Fee	$77,625.06
At 9 months – Interim Value prior to GLWB Rider Fee and withdrawal	$84,035.51
At 9 months – GLWB Rider Fee	$81,710.59 * 2.50% / 4 = $510.69
At 9 months – Index Base after GLWB Rider Fee and prior to the withdrawal	$76,395.92 – ($76,395.92 * ($510.69 / $84,035.51)) = $75,931.66
At 9 months – Interim Value after GLWB Rider Fee and prior to withdrawal	$75,931.66 * (1 + 10.00%) = $83,524.82
At 9 months – GLWB Benefit Base after GWLB Rider Fee and prior to withdrawal	$81,710.59
At 9 months – Interim Value prior to ADB Rider Fee and withdrawal	$83,524.82
At 9 months – ADB Rider Fee	$83,524.82 * 0.35% / 4 = $73.08
At 9 months – Index Base after the ADB Rider Fee and prior to the withdrawal	$75,931.66 – ($75,931.66 * ($73.08 / $83,524.82)) = $75,865.22
At 9 months – Interim Value after ADB Rider Fee and prior to withdrawal	$75,865.22 * (1 + 10.00%) = $83,451.74
At 12 months - Final Index Value	950
At 12 months - Index Change	(950 / 1000) - 1 = -5.00%
At 12 months - Applicable Cap Rate and Buffer Rate	Cap Rate 10.00%; Buffer Rate 10.00%
At 12 months - Buffer Rate Applied	Lesser of 0.00% or (-5.00% + 10.00%) = 0.00%
At 12 months - Interest Credited	$75,865.22 * 0.00% = $0.00
At 12 months - Index Account Option Value prior to GMDB Rider Fee	$75,865.22
At 12 months - GMDB Rider Fee	$77,625.06 * 0.50% / 4 = $97.03
At 12 months - GMDB Benefit Base after GMDB Rider Fee	$77,625.06
At 12 months – GLWB Rider Fee	$81,710.59 * 2.50% = $510.69
At 12 months – ADB Rider Fee	$75,257.49 * 0.35% = $65.85
At 12 months – ADB Death Benefit	$75,257.49 - $100,000.00 - $0.00 + (-$13,000 + -$841.22) = $0.00 * 20% = $0.00, Rider Earnings cannot be negative
Index Account Option Value at the end of a 1-year Crediting Period	$75,865.22 - $97.03 – $510.69 - $65.85 = $75,191.65

4. BEST ENTRY INDEX ACCOUNT OPTION IN RISING AND FALLING MARKET
These examples are intended to show you Index Account Option values at the end of a six-year Crediting Period. These examples assume that you allocate $100,000 to a Best Entry Index Account Option with a Cap Rate of 9% and a Buffer Rate of 10%. They assume that the Cap was designated as Credit Advantage and has an annualized Credit Advantage Fee percentage of 1.25%. They assume that the base version of the Income Advantage Rider has been elected, the standard death benefit was elected, the optional Additional Death Benefit was not elected, and that there have been no withdrawals. All illustrated values are hypothetical.
The following other values will be applied to this example:
  Best Entry Reset Threshold = -5.00%
  Best Entry Reset Maximum = -20.00%
  Observation Frequency = Monthly
  Number of Observation Day(s) = 6, observed on the 1st of each month for 6 months

	Best Entry Index Account Option Values (Index Value increase at end of Crediting Period)	Best Entry Index Account Option Values (Index Value decrease at end of Crediting Period)
Initial Index Value	1,000	1,000
Initial Index Base	$100,000.00	$100,000.00
Credit Advantage Fee Amount	$100,000.00 * (1.25% * 6) = $7,500.00	$100,000.00 * (1.25% * 6) = $7,500.00
Index Value on Day 1 of Month 1	1025 - Because the 1025 Index Value does not represent a 5.00% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.	980 - Because the 980 Index Value does not represent a 5.00% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.
Index Value on Day 1 of Month 2	975 - Because the 975 Index Value does not represent a 5.00% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.	975 - Because the 975 Index Value does not represent a 5.00% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.
Index Value on Day 1 of Month 3	960 - Because the 960 Index Value does not represent a 5.00% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.	960 - Because the 960 Index Value does not represent a 5.00% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.
Index Value on Day 1 of Month 4	900 - Because the 900 Index Value does represent a 5.00% or greater decrease versus the Initial Index Value but is not below the Best Entry Reset Minimum Value, the Initial Index Value is reset to 900.	950 - Because the 950 Index Value does represent a 5.00% or greater decrease versus the Initial Index Value but is not below the Best Entry Reset Minimum Value, the Initial Index Value is reset to 950.
Index Value on Day 1 of Month 5	965 - Because the 965 Index Value does not represent a 5.00% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.	965 - Because the 965 Index Value does not represent a 5.00% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.
Index Value on Day 1 of Month 6	970 - Because the 970 Index Value does not represent a 5.00% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.	970 - Because the 970 Index Value does not represent a 5.00% or greater decrease versus the Initial Index Value, the Initial Index Value is not reset.

13

Accrued Credit Advantage Fee at 3.5 years	($0.00 + (($7,500.00 - $0.00) * (1278 / 2190))) = $4,376.71	($0.00 + (($7,500.00 - $0.00) * (1278 / 2190))) = $4,376.71
Interim Value Index Credit Rate at 3.5 years	5.00%	-10.00%
Interim Value at 3.5 years	$100,000.00 * (1 + 5.00%) - $4,376.71 = $100,623.29	$100,000.00 * (1 + -10.00%) - $4,376.71 = $85,623.29
Final Index Value	990	760
Index Change	(990 / 900) - 1 = 10.00%	(760 / 950) - 1 = -20.00%
Applicable Cap Rate and Buffer Rate	Cap Rate 9%; Buffer Rate 10.00%	Cap Rate 9%; Buffer Rate 10.00%
Cap Rate Applied	Lesser of 10.00% or 9% = 9%	N/A
Buffer Rate Applied	N/A	Lesser of 0.00% or (-20.00% + 10.00%) = -10.00%
Interest Credited	$100,000.00 * 9% = $9,000.00	$100,000.00 * -10.00% = -$10,000.00
Index Account Option Value prior to Credit Advantage Fee	$100,000.00 + $9,000.00 = $109,000.00	$100,000.00 - $10,000.00 = $90,000.00
Remaining Credit Advantage Fee to be assessed	$7,500.00	$7,500.00
Index Account Option Value at the end of a 6 -year Crediting Period	$109,000.00 - $7,500.00 = $101,500.00	$90,000.00 - $7,500.00 = $82,500.00

5. CREDIT ADVANTAGE CAP AND BUFFER IN VOLATILE MARKET
These examples are intended to show you the impact of withdrawals, Guaranteed Lifetime Withdrawal Rider Fees, Additional Death Benefit fees, and GMDB rider fees to Index Account Option values, assuming both positive and negative Index changes, during a one-year Crediting Period. These examples assume that you allocate $100,000 to a Basic Index Account Option with a Cap Rate of 15% and a Buffer Rate of 10%. They assume that the Cap was designated as Credit Advantage and has an annualized Credit Advantage Fee percentage of 1.25%. They assume the step-up version of the Income Advantage Rider was selected at the maximum charge of 2.50%, that the optional Additional Death Benefit was elected at the maximum charge of 0.1.00% for the Additional Death Benefit Fee, and that the optional GMDB rider was elected with an applicable fee percentage of 0.50%. They also assume surrender charges, Credit Advantage Fees, and GMDB rider fees are applied as illustrated below. All illustrated values are hypothetical.

Initial Index Value	1000
Initial Index Base	$100,000.00
Initial GMDB Benefit Base	$100,000.00
Initial GLWB Benefit Base	$100,000.00
Credit Advantage Fee Amount	$100,000.00 * (1.25% * 1) = $1,250.00
At 3 months - Accrued Credit Advantage Fee	($0.00 + (($1,250.00 - $0.00) * (91 / 365))) = $311.64
At 3 months - Interim Value Index Credit Rate	5.00%
At 3 months - Interim Value prior to GMDB Rider Fee and withdrawal	$100,000.00 * (1 + 5.00%) - $311.64 = $104,688.36
At 3 months - GMDB Rider Fee	$100,000.00 * 0.50% / 4 = $125.00
At 3 months - Index Base after GMDB Rider Fee and prior to withdrawal	$100,000.00 – ($100,000.00 * ($125.00 / ($104,688.36 + $311.64))) = $99,880.95
At 3 months - Interim Value after GMDB Rider Fee and prior to withdrawal	$99,880.95 * (1 + 5.00%) - $311.64 = $104,563.36
At 3 months - GMDB Benefit Base after GMDB Rider Fee and prior to withdrawal	$100,000.00
At 3 months – GLWB Rider Fee	$100,000.00 * 2.50% / 4 = $625.00
At 3 months – Index Base after the GLWB Rider fee and prior to the withdrawal	$99,880.95 – ($99,880.95 * ($625.00 / $(104,563.36 + $311.64)) = $99,285.71
At 3 months – Interim Value after GLWB Rider fee and prior to the withdrawal	$99,285.71 * (1 + 5%) - $311.64 = $103,938.36
At 3 months – GLWB Benefit Base after GLWB Rider Fee and prior to the withdrawal	$100,000.00
At 3 months – ADB Rider Fee	$103,938.36 * 0.35% / 4 = $90.95
At 3 months – Index base after the ADB Rider Fee and prior to withdrawal	$99,285.71 – ($99,285.71 * ($90.95 / ($103,938.36 + $311.64) = $99,199.09
At 3 months – Interim Value after ADB Rider Fee and prior to the withdrawal	$99,199.09 * (1 + 5%) - $311.64 = $103,847.41
At 3 months - Surrender Charge-Free Amount prior to withdrawal	10.00% * $100,000.00 = $10,000.00
At 3 months - Net Withdrawal Amount	$5,000.00
At 3 months - Withdrawal Amount subject to Surrender Charge	$5,000.00 is less than $10,000.00, so no surrender charges would apply
At 3 months - Surrender Charge applied to withdrawal	$0.00
At 3 months – GLWB Rider Free Amount prior to the withdrawal	$100,000.00 * 5.00% = $5,000.00
At 3 months – GLWB Benefit Base after withdrawal	$100,000.00, $5,000 is within the rider free amount, so no impact to the Benefit Base
At 3 months - Credit Advantage Fee assessed for withdrawal	($1,250.00 * ($5,000.00 / $103,847.41) = $60.18
At 3 months - Accrued Credit Advantage Fee after Fee assessed for withdrawal	$311.64 - $60.18 = $251.46
At 3 months - Remaining Credit Advantage Fee after Fee assessed for withdrawal	$1,250.00 - $60.19 = $1,189.82
At 3 months - Index Base after withdrawal and Credit Advantage Fee	$99,199.09 - ($99,199.09 * ($5,060.18 / ($103,847.41 + $311.64))) = $94,379.87
At 3 months - Interim Value after withdrawal and Credit Advantage Fee	$94,379.87 * (1 + 5.00%) - $251.46 = $98,847.40
At 3 months - GMDB Benefit Base after withdrawal and Credit Advantage Fee	$100,000.00 - ($103,847.41 * ($5,000 / $103,847.41)) = $95,000.00
At 3 months – GWLB Benefit Base after withdrawal and Credit Advantage Fee	$100,000.00
At 3 months - ADB Rider Earnings prior to withdrawal	$103,847.41 - $100,000.00 = $3,847.41
At 3 months – ADB Rider Earnings after withdrawal	$3,847.41 - $5,000.00 = -$1,152.59
At 6 months - Accrued Credit Advantage Fee	($251.46 + (($1,189.82 - $251.46) * (92 / 274))) = $566.53
At 6 months - Interim Value Index Credit Rate	-1.00%
At 6 months - Interim Value prior to GMDB Rider Fee	$94,379.87 * (1 + -1%) – $566.53 = $92,869.54
At 6 months - GMDB Rider Fee	$95,000.00 * 0.50% / 4 = $118.75
At 6 months - Index Base after GMDB Rider Fee	$94,379.87 – ($94,379.87 * ($118.75 / ($92,869.54 + $566.53))) = $94,259.92
At 6 months - Interim Value after GMDB Rider Fee	$94,259.92 * (1 + -1.00%) - $566.53 = $92,750.79
At 6 months - GMDB Benefit Base after GMDB Rider Fee	$95,000.00
At 6 months – GLWB Rider Fee	$100,000.00 * 2.50% / 4 = $625.00
At 6 months – Index Base after GLWB Rider fee	$94,259.92 – ($94,259.92 * ($625.00 / ($92,750.79 + $566.53))) = $93,628.61
At 6 months – Interim Value after GLWB Rider Fee	$93,628.61 * (1 + -1.00%) - $566.53 = $92,125.79
At 6 months – ADB Rider Fee	$95,125.79 * 0.35% / 4 = $80.61
At 6 months – Index Base after ADB Rider Fee	$93,628.61 – ($93,628.61 * ($80.61 / ($92,125.79 + $566.53))) = $93,547.19
At 6 months – Interim Value after ADB Rider Fee	$93,547.19 * (1 + -1.00%) - $566.53 = $92,045.19
At 8 months - Accrued Credit Advantage Fee	($251.46 + (($1,189.82 – $251.46) * (153 / 274))) = $775.43
At 8 months - Interim Value Index Credit Rate	-20.00%
At 8 months - Index Base prior to withdrawal	$93,547.19
At 8 months - Interim Value prior to withdrawal	$93,547.19 * (1 + -20.00%) – $775.43 = $74,062.32
At 8 months - GMDB Benefit Base prior to withdrawal	$95,000.00
At 8 months – GWLB Benefit Base prior to withdrawal	$100,000.00
At 8 months – ADB Rider Earnings prior to withdrawal	$74,062.32 - $100,000.00 + $1,152.59 = -$24,785.09
At 8 months – ADB Rider Earnings after withdrawal	$0 - $13,000 = -$13,000
At 8 months – GWLB Remaining Rider Free Amount	$5,000.00 - $5,000.00 = $0.00
At 8 months - Surrender Charge Free Amount prior to withdrawal	$10,000.00 - $5,000.00 = $5,000.00
At 8 months - Net Withdrawal Amount	$13,000.00
At 8 months - Withdrawal Amount subject to Surrender Charge	$13,000.00 - $5,000.00 = $8,000.00
At 8 months - Surrender Charge applied to withdrawal	$8,000.00 / (1- 8%) - $8,000.00 = $695.65
At 8 months - Credit Advantage Fee assessed for withdrawal	($1,189.82 * ($13,695.65 / $74,062.32)) = $220.02
At 8 months - Accrued Credit Advantage Fee after Fee assessed for withdrawal	$775.43 – $220.02= $555.41
At 8 months - Remaining Credit Advantage Fee after Fee assessed for withdrawal	$1,189.82 – $220.02 = $969.80
At 8 months - Index Base after withdrawal	$93,547.19 – ($93,547.19 * ($13,915.67 / ($74,062.32 + $775.43))) = $76,152.60
At 8 months - Interim Value after withdrawal	$76,152.60 * (1 + -20.00%) – $555.41 = $60,366.67
At 8 months - GMDB Benefit Base after withdrawal	$95,000.00 – ($95,000.00 * ($13,695.65 / $74,062.32)) = $77,432.54
At 8 months – GLWB Benefit Base after withdrawal	$100,000.00 – ($100,000.00 * ($13,695.65 / $74,062.32)) = $81,507.94
At 9 months - Accrued Credit Advantage Fee	$555.41 + ($969.80 – $555.41) * (31 / 121) = $661.58
At 9 months - Interim Value Index Credit Rate	10.00%
At 9 months - Interim Value prior to GMDB Rider Fee	$76,152.60 * (1 + 10.00%) - $661.58 = $83,106.28
At 9 months - GMDB Rider Fee	$77,432.54 * 0.50% / 4 = $96.79
At 9 months - Index Base after GMDB Rider Fee	$76,152.60 – ($76,152.60 * ($96.79 / ($83,106.28 + $661.58)) = $76,064.61
At 9 months - Interim Value after GMDB Rider Fee	$76,064.61 * (1 + 10.00%) – $661.58 = $83,009.49
At 9 months - GMDB Benefit Base after GMDB Rider Fee	$77,432.54
At 9 months – GLWB Rider Fee	$81,507.94 * 2.50% / 4 = $509.42
At 9 months – Index Base after GLWB Rider Fee	$76,064.61 – ($76,064.61 * ($509.42 / ($83,009.49 + $661.58))) = $75,601.50
At 9 months – Interim Value after GLWB Rider Fee	$75,601.50 * (1 + 10.00%) - $661.58 = $82,500.07
At 9 months – ADB Rider Fee	$82,500.07 * 0.35% / 4 = $72.19
At 9 months – Index Base after ADB Rider Fee	$75,601.50 * ($75,601.50 * ($72.19 / ($82,500.07 + $661.58)) = $75,535.87
At 9 months – Interim Value after ADB Rider Fee	$75,535.87 * (1 + 10.00%) - $661.58 = $82,427.88
At 12 months - Final Index Value	950
At 12 months - Index Change	(950 / 1000) - 1 = -5.00%
At 12 months - Applicable Cap Rate and Buffer Rate	Cap Rate 15.00%; Buffer Rate 10.00%
At 12 months - Buffer Rate Applied	Lesser of 0.00% or (-5.00% + 10.00%) = 0.00%
At 12 months - Interest Credited	$75,535.87 * 0.00% = $0.00
At 12 months - Index Account Option Value prior to GMDB Rider Fee and Credit Advantage Fee	$75,535.87
At 12 months - GMDB Rider Fee	$77,432.54 * 0.50% / 4 = $96.79
At 12 months – GLWB Rider Fee	$81,507.94 * 2.50% / 4 = $509.42
At 12 months – ADB Rider Fee	$74,929.66 * 0.35% / 4 = $65.56
At 12 months - Index Account Option Value after Rider Fees and prior to Credit Advantage Fee	$75,535.87 – $96.79 – $509.42 – $65.56 = $74,864.10
At 12 months - GMDB Benefit Base after GMDB Rider Fee	$77,432.54
At 12 months – GLWB Benefit Base after GLWB Rider Fee	$81,507.94
At 12 months – ADB Death Benefit	$74,864.10 - $100,000.00 - $0 + (-$1,152.59 + -$13,000) = $0.00 * 20% = $0.00, Rider Earnings cannot be negative
At 12 months - Remaining Credit Advantage Fee to be assessed	$969.80
Index Account Option Value at the end of a 1-year Crediting Period	$74,864.10 – $969.80 = $73,894.30

6. TRIPLE EDGE ADVANTAGE INDEX ACCOUNT OPTION IN RISING AND FALLING MARKET
These examples are intended to show you Index Account Option values at the end of a one-year Crediting Period assuming a positive Index change or negative Index change less than the Buffer Rate to illustrate when an Edge+ or Edge rate is applied, and a negative Index change in excess of the Buffer Rate to illustrate when a Buffer is applied. These examples assume that you allocate $100,000 to a Triple Edge Advantage Index Account Option with an Edge+ Rate of 15%, Edge Rate of 10% and a Buffer Rate of 10%. We assume there are no withdrawals, no Credit Advantage Fees, no Guaranteed Lifetime Withdrawal Rider Fees, no Additional Death Benefit fees, and no GMDB rider fees. All illustrated values are hypothetical.
	Edge+	Edge	Buffer
Initial Index Value	1,000	1,000	1,000
Interim Value Index Credit Rate at 6 months	5%	5%	5%
Interim Value at 6 months	$100,000.00 * (1 + 5%) = $105,000.00	$100,000.00 * (1 + 5%) = $105,000.00	$100,000.00 * (1 + 5%) = $105,000.00
Final Index Value	1,100	950	800
Index Change	(1100 / 1000) - 1 = +10%	(950 / 1000) - 1 = -5%	(800/1000) - 1 = -20%
Applicable Growth Opportunity Type Rate	15% Edge+ Rate	10% Edge Rate
Growth Opportunity Rate Applied	+15%	+10%
Applicable Buffer Rate			10%
Buffer Rate Applied			-20% + 10% = -10%
Interest Credited	$100,000 * +15% = +$15,000.00	$100,000 * +10% = +$10,000.00	$100,000.00 * -10% = -$10,000.00
Index Account Option Value at the end of a 1-year Crediting Period	$100,000.00 + $15,000.00 = $115,000.00	$100,000.00 + $10,000.00 = $110,000.00	$100,000.00 - $10,000.00= $90,000.00
SERVICES
We perform administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services. We have not entered into any administrative service agreements in connection with our administration of the policy.
RECORDS AND REPORTS
We will maintain all records and accounts relating to the policy. We will mail to all Owners at their last known address of record, at least annually, reports containing such information as may be required by any applicable law or regulation. Owners will also receive confirmation of each financial transaction, and any other reports required by law or regulation.
DISTRIBUTION OF THE POLICIES
We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, LLC (“TCL”), for the distribution and sale of the policies. We may reimburse TCL for certain expenses it incurs in order to pay for the distribution of the policies (e.g., commissions payable to selling firms selling the policies, as described below).
TCL’s home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCL is an indirect, wholly owned subsidiary of Aegon USA. TCL is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority (“FINRA”). TCL is not a member of the Securities Investor Protection Corporation.
We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering. The policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCL. TCL compensates these selling firms for their services. Sales representatives with these selling firms are appointed as our insurance agents.

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We and our affiliates provide paid-in capital to TCL and pay for TCL’s operating and other expenses, including overhead, legal and accounting fees. We also pay TCL an “override” payment based on the pricing of the product which becomes part of TCL’s assets. In addition, we pay commission to TCL for policy sales; these commissions are passed through to the selling firms with TCL not retaining any portion of the commissions.
We and/or TCL or another affiliate may pay certain selling firms additional cash amounts for: (1) marketing allowances, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCL may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interests for such firms or its sales representatives.
EXPERTS
The statutory-basis financial statements and supplementary information of Transamerica Life Insurance Company as of December 31, 2025, and for each of the two years in the period ended December 31, 2025, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, an independent auditor, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The statutory basis financial statements and supplemental information of Transamerica Life Insurance Company for the year ended December 31, 2023 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent auditor, given on the authority of said firm as experts in auditing and accounting.
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
Aegon LTD, Transamerica’s indirect parent, was subject to European regulations prior to the entity being redomiciled in Bermuda during 2023. These regulations required Aegon LTD to change auditors periodically. Accordingly, Transamerica Corporation conducted a ‘request for proposal’ process with two major accounting firms for the annual independent audit of Transamerica Corporation and its subsidiaries and registered separate accounts. This resulted in a change in independent auditor beginning in 2024.
On June 1, 2023, Transamerica Corporation’s Audit Committee appointed Ernst & Young, LLP as its independent auditor to audit the financial statements of Transamerica Corporation and certain of its subsidiaries, including, Transamerica Life Insurance Company and certain of its subsidiaries and their separate accounts for the fiscal year ending December 31, 2024. On or about June 1, 2023, Transamerica Corporation notified PricewaterhouseCoopers LLP that its services as independent auditor will cease upon completion of the annual audits for itself and certain subsidiaries, including Transamerica Life Insurance Company, certain of its subsidiaries and their separate accounts for the fiscal year ending December 31, 2023.
With regard to Transamerica Life Insurance Company, no disagreements arose during the twenty-four (24) months preceding the termination of PricewaterhouseCoopers LLP or during any subsequent period relating to any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or compliance with applicable rules of the Securities and Exchange Commission (SEC), which issues, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to disagreements in its report for the fiscal year ended December 31, 2023. PricewaterhouseCoopers LLP’s report for the fiscal year ended December 31, 2023, did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainties, audit scope, or accounting principles. In addition, there were no reportable events under Item 304(a)(1)(v) of Regulation S-K during fiscal year ended December 31, 2023, and the subsequent interim period. Transamerica Life Insurance Company provided a copy of this disclosure to PricewaterhouseCoopers LLP for its review and requested that PricewaterhouseCoopers LLP provide the Company with a letter addressed to the SEC stating whether PricewaterhouseCoopers LLP agrees with the statements made by the Company in this section. A copy of that letter, dated April 26, 2024, furnished by PricewaterhouseCoopers LLP in response to that request, is filed as Exhibit 16 to the registration statement filed with the SEC.

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For the two most recent fiscal years, and any subsequent interim period prior to engaging Ernst & Young, LLP, Transamerica Life Insurance Company did not consult with Ernst & Young, LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of Transamerica Life Insurance Company, and Ernst & Young, LLP did not provide either a written report or oral advice to Transamerica Life Insurance Company that was an important factor considered by Transamerica Life Insurance Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

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FINANCIAL STATEMENTS
All required statutory financial statements are included in this Statement of Additional Information. The statutory-basis financial statements and schedules of Transamerica Life Insurance Company should be considered only as bearing on our ability to meet our obligations under the policies.

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